UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2015 - December 31, 2015

Item 1. Reports to Shareholders.

DECEMBER 31, 2015

2015 Annual
Review and Report to Shareholders

Royce Dividend Value Fund

Royce Heritage Fund

Royce Low-Priced Stock Fund

Royce Micro-Cap Fund

Royce Micro-Cap Opportunity Fund

Royce Opportunity Fund

Royce Pennsylvania Mutual Fund

Royce Premier Fund

Royce Small-Cap Leaders Fund (formerly Royce 100 Fund)

Royce Small-Cap Value Fund

Royce Smaller-Companies Growth Fund

Royce Special Equity Fund

Royce Special Equity Multi-Cap Fund

Royce Total Return Fund

roycefunds.com

Table of Contents

Annual Review

Letter to Our Shareholders	2

Performance and Expenses	6

The Royce Funds and Rolling Returns	7

Annual Report to Shareholders

Managers’ Discussions of Fund Performance

Royce Dividend Value Fund	8

Royce Heritage Fund	10

Royce Low-Priced Stock Fund	12

Royce Micro-Cap Fund	14

Royce Micro-Cap Opportunity Fund	16

Royce Opportunity Fund	18

Royce Pennsylvania Mutual Fund	20

Royce Premier Fund	22

Royce Small-Cap Leaders Fund (formerly Royce 100 Fund)	24

Royce Small-Cap Value Fund	26

Royce Smaller-Companies Growth Fund	28

Royce Special Equity Fund	30

Royce Special Equity Multi-Cap Fund	32

Royce Total Return Fund	34

Schedules of Investments and Financial Statements	36

Notes to Financial Statements	94

Report of Independent Registered Public Accounting Firm	110

Understanding Your Fund’s Expenses	111

Federal Tax Information	113

Trustees and Officers	114

Notes to Performance and Other Important Information	115

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Letter to Our Shareholders

"THE BEST MUSICAL"
NOW SHOWIN
RESTAUR
SOUVENIR
STUDIO
CADE
PARK
ACE

GOODBYE TO ALL THAT
It was the sort of year that, when you first look at the final equity market returns, might seem unexceptional, almost quiet. It is only when plugged into the context of the long, mostly bullish market since March 2009 that 2015’s more muted results begin to make more sense—one could even be forgiven for wondering why the losses for the major domestic stock indexes were not steeper than they were at the end of December, considering the heights to which most indexes ascended following the end of the Financial Crisis. Yet the mostly single-digit losses that marked 2015 were the first negative calendar-year returns for small-caps since 2011 (as measured by the Russell 2000 Index). For their part, large-caps, as measured by the Russell 1000 and S&P 500 Indexes, had low single-digit positive returns.

An equally important contextual piece is the larger macro situation—and few stock market cycles have been shaped as deeply as the current period has been by forces beyond the companies themselves. So while factors such as interest rates, commodity prices, technological innovation, consumer confidence, and the like always influence the movement of share prices to some extent, the fragility of the global economy in the years following the crisis has resulted in levels of central bank and other government interventions not seen since The Great Depression. These actions were almost assuredly necessary to keep the economy afloat. At the same time, however, these policies—particularly zero interest rates and quantitative easing—had significant unintended consequences. And only now, a full seven years after the tumult, is the situation in the U.S. slouching toward something resembling the Old Normal—that is, a business cycle in which access to, credit is more constrained, borrowing has a cost (however low), and both financial health and profitable execution are likely to matter to investors. To be sure, the road back has proved both longer and more winding than any of us could have foreseen at almost any point over the last seven years. At this writing in January of 2016, we know the path in front of us will have its own share of formidable challenges as we embark on the latest leg of the journey.

As equity investors, we find ourselves in a curious, ambiguous place. The number of risks affecting share prices (among other things) is long and somewhat chilling: Weak commodity prices, flagging currency in China, elevated credit concerns, and geopolitical instability. By year-end, the spread between the U.S. 10-Year note and the Two-Year note—which, when it inverts,

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LETTER TO OUR SHAREHOLDERS

Our own Charlie Dreifus described 2015 as “a wild ride to nowhere.” We can think of no more fitting way to characterize the year, which was distinguished by high volatility and broadly divergent sector and industry results.

often signals recession—had narrowed to a point near the bottom of its six-year range at about 122 basis points. Still far from inverted, it is worth keeping an eye on. We also saw widening credit spreads, a growing number of defaults, and additional signs of a potential credit crunch, especially in the energy industry. Our concerns over credit only intensified in light of the market’s mild reaction to the Fed’s hike on December 16. The situation is of particular interest and concern to us as small-cap specialists. As has been the case historically, a significant deterioration in access to capital would likely have a larger negative impact on small-caps, especially those carrying excess leverage. Of course, this development could also produce an advantage for more conservatively capitalized small-cap businesses—and we own plenty across our value, core, and growth strategies. This is one facet of what we believe is a strong case for disciplined, contrarian, bottom-up small-cap approaches that put a premium on managing risk. More widespread success for these kinds of approaches would be a welcome departure from 2015, to which we are happy to say, “Goodbye and good riddance.”
“A WILD RIDE TO NOWHERE”
Our own Charlie Dreifus described 2015 as “a wild ride to nowhere.” We can think of no more fitting way to characterize the year, which was distinguished by high volatility and broadly divergent sector and industry results. The market’s indecision and frustration displayed itself with 19 crossings back and forth over the flat line for the S&P 500. There were single-digit gains in 2015 for a few global and domestic indexes—and single-digit losses for several more. The important exceptions to the downward trend were the Nasdaq Composite, U.S. large-caps, and European issues—small-caps in particular. The Nasdaq Composite was the clear domestic leader in 2015, while the large-cap Russell 1000 and S&P 500 just barely escaped a volatile and bearish December to finish with modestly positive results.

Within our chosen specialty of small-cap stocks, there were strong returns for Health Care and discrete, more growth-oriented pockets of Information Technology that were accompanied by losses for each of the index’s eight remaining equity sectors, including Energy, Materials, Industrials, and Consumer Discretionary. Along with Information Technology, those four sectors have been among our

Equity Indexes
As of December 31, 2015 (%)

•
The Calendar Year Was a Wild Ride To Nowhere—2015 saw single-digit losses for a number of global and domestic indexes. The important exceptions to these mostly modest equity declines came from U.S. large-caps, the Nasdaq Composite, international small-caps, and European issues (especially small-caps).

•
Longer-Term Perspective—Returns Moving Lower Toward More Historically Typical Levels–Three- and five-year returns remained higher than their long-term rolling averages but were down noticeably from where they were for the same periods through 6/30/15. Large-cap led for the three- and five-year periods ended 12/31/15, followed for both periods by the Russell Midcap, Russell Microcap, and Russell 2000. The Russell 2000 Growth outpaced the Russell 2000 Value for the three- and five-year periods ended 12/31/15.

	1-YR	3-YR	5-YR	10-YR

Russell 2000	-4.41	11.65	9.19	6.80

Russell 2000 Value	-7.47	9.06	7.67	5.57

Russell 2000 Growth	-1.38	14.28	10.67	7.95

S&P 500	1.38	15.13	12.57	7.31

Russell 1000	0.92	15.01	12.44	7.40

Nasdaq Composite	5.73	18.37	13.55	8.55

Russell Midcap	-2.44	14.18	11.44	8.00

Russell Microcap	-5.16	12.70	9.23	5.13

Russell Global ex-U.S. Small Cap	0.50	4.32	1.87	4.40

Russell Global ex-U.S. Large Cap	-5.02	2.07	1.40	3.25

Russell Europe Small Cap	9.37	10.97	6.69	5.76

For details on The Royce Funds’ performance in the period, please turn to the Managers’ Discussions that begin on page 8.

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LETTER TO OUR SHAREHOLDERS

The driving force behind each of our distinct investment strategies—value, growth, and core—is a bottom-up approach, the result of our firm conviction that deep knowledge of companies and their industry dynamics ultimately matters more than the larger macro picture.

largest portfolios weightings and/or substantial overweights versus our Funds’ respective benchmarks over the last few years. One can get a sense of how confounding 2015 was by noting the confluence of losses for Energy and Consumer Discretionary, which defied the historical trend of low energy prices creating widespread demand for discretionary purchases. Indeed, traditional retail stocks were a particular source of red ink for the sector, in spite of consumer confidence remaining high and select, mostly large online companies scoring significant successes. In fact, the 4.4% decline for the Russell 2000 in 2015 masks just how challenging it was to find strong small-cap performers, especially outside the bio-pharma complex. The difficulty becomes clearer in the context of the small-cap index’s decline of 10.1% on an equal-weighted basis in 2015. (Similarly, the S&P 500 was also down on an equal-weighted basis, falling 2.2% for the calendar year.)

Looking within small-cap from a style perspective reveals another year in which the Russell 2000 Growth Index, which was down 1.4%, outpaced the Russell 2000 Value Index, which lost 7.5%. Yet small-cap value actually fared better than its growth sibling during the third-quarter correction, losing 10.7% versus 13.1%. Perhaps more interestingly—to us, at least—small-cap value led from the July 17, 2015 high for small-cap non-earners through year-end, falling 8.0% compared to an 11.3% decline for small-cap growth. Down and flat markets have historically favored value, as well as other valuation-focused approaches, so it was reassuring to see that pattern recur, however briefly, in 2015. The last decade, after all, has belonged to small-cap growth. The Russell 2000 Growth beat the Russell 2000 Value for the third consecutive year as of the end of 2015, and finished ahead in seven of the last 10 calendar years, resulting in a historically wide margin of outperformance on a trailing 10-year basis through the end of 2015. As long-time believers in mean reversion, we suspect that leadership from value will be the more likely relative performance pattern going forward. (Certainly that has been the case through January—the Russell 2000 Value Index has thus far held up better than its growth counterpart.)

WHERE ARE WE NOW?
The question is: Where are we now? We first want to stress that while the equity and other capital markets are under pressure, not all the news is grim. Several notable bright spots are present that militate against the rising wave of recessionary anxieties: job growth in the U.S. remains steady, while real incomes, as well as expectations, have risen. Perhaps more important is the fact that household formations picked up in 2015 and many expect them to rise again in 2016. The economy also received a probable boost late in December when the government passed a budget deal that increased spending and put business tax credits in place. These moves, which could add as much as 0.7% to U.S. GDP in 2016, could also help areas as diverse as technology, defense, consumer, and nonresidential construction. With so much of the global spotlight on China, it’s also worth mentioning that the U.S. economy remains by far the world’s largest—and has little dependence on that of China.

That being said, many investors are understandably anxious over the “4 Cs” of commodities, currency, credit, and China—worries that were intense even before the massive sell-off that opened 2016. As mentioned, we peg the troubled state of the credit markets as the greatest concern for small-cap investors, especially in the near term. Yet we also believe that these uncertain conditions offer fertile ground for disciplined stock pickers (though January’s ground probably felt more like quicksand for many). The driving force behind each of our distinct investment strategies—value, growth, and core—is a bottom-up approach, the result of our firm conviction that deep knowledge of companies and their industry dynamics ultimately matters more than the larger macro picture. While the last five years have not been kind to these approaches, we think the seismic shifts in the markets of late are another sign that the next five years will be different.

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LETTER TO OUR SHAREHOLDERS

In addition to the tightening credit climate, we think that the world is moving out of an intensely macro-focused phase into a more historically typical period that will feature lower equity returns. Long-term returns for the Russell 2000 have shifted from spectacular highs to levels more in line with their historical averages. We think returns for the next three-to-five years will be positive, but lower than, or close to, their long-term average. In this environment, we expect leadership to come from companies with low leverage, high returns on invested capital, and other financial and/or operational strengths, which should bode well for many of our holdings in more cyclical areas. So while there may be additional pain for many small-caps in the initial phase of a significant credit or other market-rocking event, we think financially self-supporting companies should emerge in far better condition than their more highly leveraged and/or less profitable peers. Earnings will matter. Their increasing importance should cause a shift in small-cap leadership away from unprofitable or money-losing businesses toward profitable ones. We see earnings growth, as opposed to P/E expansion, driving market returns as stocks seek to regain their balance later in 2016.

To be sure, we saw evidence of positive change during January 2016. As equity prices were falling at an alarming rate, most of our portfolios held up very well. In fact, 13 of the 14 funds in this Annual Review and Report outpaced their respective benchmarks in January. In addition, four portfolios—Royce Dividend Value, Heritage, Small-Cap Value, and Total Return Funds also outperformed the Russell 2000 for the one-year period ended January 31, 2016. While not wanting to make too much of a short-term period, we were especially pleased by the strength shown by two funds—Dividend Value and Total Return—that have long histories of strong down market showings. We were also happy that outperformance, for both the bearish month and one-year period, came from two of our three bottom-up strategies, with value and core approaches faring well. These developments bolster our optimism for better times ahead.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chief Executive Officer,	President and Co-Chief Investment Officer,	Co-Chief Investment Officer,
Royce & Associates, LLC	Royce & Associates, LLC	Royce & Associates, LLC

January 31, 2016

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Performance and Expenses

Performance and Expenses

	AVERAGE ANNUAL TOTAL RETURNS (%)						ANNUAL OPERATING EXPENSES (%)
	1-YR	5-YR	10-YR	20-YR	40-YR/ SINCE INCEPTION	INCEPTION DATE	GROSS	NET

Royce Dividend Value Fund	-5.72	6.13	7.08	N/A	7.81	5/3/04	1.55	1.55

Royce Heritage Fund	-6.53	3.83	6.34	12.07	12.08	12/27/95	1.51	1.51

Royce Low-Priced Stock Fund	-10.42	-2.70	3.22	9.58	9.82	12/15/93	1.47	1.47

Royce Micro-Cap Fund	-13.32	-0.88	4.13	9.20	10.70	12/31/91	1.48	1.48

Royce Micro-Cap Opportunity Fund	-15.98	5.27	N/A	N/A	10.21	8/31/10	1.56	1.28

Royce Opportunity Fund	-13.57	5.66	6.08	N/A	11.43	11/19/96	1.15	1.15

Royce Pennsylvania Mutual Fund	-11.43	5.49	5.42	9.70	13.65	N/A	0.92	0.92

Royce Premier Fund	-9.90	4.74	6.45	10.49	11.03	12/31/91	1.10	1.10

Royce Small-Cap Leaders Fund (formerly Royce 100 Fund)	-12.50	2.92	5.57	N/A	8.52	6/30/03	1.52	1.49

Royce Small-Cap Value Fund	-11.51	2.77	5.15	N/A	9.14	6/14/01	1.45	1.45

Royce Smaller-Companies Growth Fund	-1.82	7.00	5.59	N/A	11.16	6/14/01	1.45	1.45

Royce Special Equity Fund	-12.36	5.76	6.91	N/A	8.38	5/1/98	1.12	1.12

Royce Special Equity Multi-Cap Fund	-13.64	9.00	N/A	N/A	9.00	12/31/10	1.34	1.24

Royce Total Return Fund	-7.19	7.03	5.86	9.82	10.30	12/15/93	1.19	1.19

INDEX

Russell 2000 Index	-4.41	9.19	6.80	8.03	N/A	N/A	N/A	N/A

Russell Microcap Index	-5.16	9.23	5.13	N/A	N/A	N/A	N/A	N/A

Russell 1000 Index	0.92	12.44	7.40	8.34	N/A	N/A	N/A	N/A

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Investment and Service Class shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund. Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Funds’ oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Price and total return information is based on net asset values calculated for shareholder transactions. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business, and to the extent necessary to maintain net operating expenses at or below: 1.49% for Royce Small-Cap Leaders Fund; 1.24% for Royce Micro-Cap Opportunity Fund; and 1.24% for Royce Special Equity Multi-Cap Fund; through April 30, 2016. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.
Shares of the Funds’ Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Funds’ Investment Class. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Certain Funds generally invest a significant portion of their assets in a limited number of stocks, which may involve considerably more risk than a more broadly diversified portfolio because a decline in the value of any of these stocks would cause their overall value to decline to a greater degree. A broadly diversified portfolio, however, does not ensure a profit or guarantee against loss. Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 is an unmanaged, capitalization-weighted index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3,000 Index. The performance of an index does not represent exactly any particular investment as you cannot invest directly in an index. Distributor: Royce Fund Services, Inc.

6 | This page is not part of the 2015 Annual Report to Shareholders

The Royce Funds and Rolling Returns

We believe strongly in the idea that a long-term perspective is crucial for determining the success of an investment approach. Flourishing in an up market is wonderful, but surviving a bear market by losing less (or not at all) is equally desirable. In any case, the true tests of a portfolio’s mettle are results over bull and bear periods. This is why we prefer to examine results that include up and down market phases—primarily by looking at rolling return periods.

    When evaluating fund performance, it is common practice to review results for the most recent year (often the calendar year) along with its related longer-term trailing periods. However, a calendar-year return is not necessarily any more or less important to consider than any other 12-month period (or related trailing period) during a manager’s tenure. It is also true that few investors buy mutual funds on New Year’s Eve and then sell exactly five or 10 years later. Of course, the reality is that trailing returns ending last month or last quarter are the most commonly available and easily comparable results, so these otherwise arbitrary periods often drive investor decisions and flows.

Keeping in mind that investors will buy and sell at any time throughout any given year, we think it makes sense to examine performance over a larger series of dates. Rolling returns offer a more effective measure because they provide a more accurate and in-depth picture of a portfolio’s performance. Rather than “point-in-time” results anchored by the end of the month or quarter, rolling returns account for the fact that investors typically do not invest at the beginning of the current five- or 10-year period but instead are in fact investing over many periods.

    So instead of assuming that an investment was made on January 1, rolling returns calculate all of the periods starting not only in January, but also in February, March, April, etc. For example, a monthly five-year rolling return accounts for all of the five-year returns beginning at a given inception date and advancing one month sequentially. This method allows an investor to evaluate the consistency of a fund’s performance over time—including the ups and downs of market cycles, which are an important test of a manager’s skill.

We believe that rolling returns provide a particularly robust analytical tool for evaluating manager performance, especially during volatile periods when simply shifting the performance date range one or two months in either direction can paint a very different picture.

Royce Funds vs. The Benchmark1
Monthly Rolling Average Annual Return Periods and Relative Results Since Fund Inception or Most Recent 20 Years through December 31, 2015

	Average Annual 10-Year Rolling Return				Average Annual 5-Year Rolling Return
FUND	PERIODS BEATING THE INDEX		FUND AVG (%)[2]	INDEX AVG (%)[2]	PERIODS BEATING THE INDEX		FUND AVG (%)[2]	INDEX AVG (%)[2]

U.S. EQUITY

Dividend Value	19/20	95%	8.8	8.1	57/80	71%	8.9	7.6

Heritage	117/121	97%	11.3	7.2	157/181	87%	11.9	7.4

Low-Priced Stock	84/121	69%	10.3	7.2	137/181	76%	10.7	7.4

Micro-Cap	60/67	90%	9.2	6.6	92/127	72%	9.5	7.4

Micro-Cap Opportunity	–	–	–	–	0/5	0%	9.4	12.5

Opportunity	103/110	94%	10.7	7.0	137/170	81%	11.8	7.4

Pennsylvania Mutual	109/121	90%	10.2	7.2	145/181	80%	10.5	7.4

Premier	120/121	99%	11.6	7.2	149/181	82%	11.5	7.4

Small-Cap Leaders[3]	25/31	81%	9.4	8.4	61/91	67%	8.3	6.9

Small-Cap Value	44/55	80%	10.4	8.2	76/115	66%	10.4	8.3

Smaller-Companies Growth	37/55	67%	9.9	8.2	54/115	47%	9.9	8.3

Special Equity	78/92	85%	9.7	6.8	106/152	70%	10.9	8.0

Special Equity Multi-Cap	–	–	–	–	0/1	0%	9.0	12.4

Total Return	87/121	72%	9.2	7.2	133/181	73%	9.7	7.4

[1]	The Russell 2000 Index is the benchmark for most funds. Royce Micro-Cap Fund is compared to the Russell Microcap Index from the inception of that index. Royce Micro-Cap Opportunity Fund is also compared to the Russell Microcap Index. Royce Special Equity Multi-Cap Fund is compared to the Russell 1000 Index.
[2]	Average return shown is the average of all month-end trailing five- and 10-year total returns.
[3]	On 9/15/15, Royce 100 Fund was renamed Royce Small-Cap Leaders Fund.

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MANAGERS’ DISCUSSION
Royce Dividend Value Fund (RDV)

Chuck Royce Jay Kaplan, CFA

FUND PERFORMANCE
Royce Dividend Value Fund fell 5.7% in 2015, underperforming its small-cap benchmark, the Russell 2000 Index, which was down 4.4% for the same period. The Fund advanced 2.6% for the year-to-date period ended June 30, 2015 compared to a 4.8% gain for the small-cap index. During most of the first half, small-cap market leadership was tightly clustered around biotech and pharmaceuticals companies, leaving behind the kind of steadily profitable, conservatively capitalized small- and mid-cap dividend-payers that we prefer. This began to shift somewhat in the second quarter, when the Fund outpaced the Russell 2000, before it reversed even more dramatically in the third quarter’s correction when Dividend Value was down 10.2% compared to a decline of 11.9% for the benchmark. When small-caps rebounded in the fourth quarter, however, sentiment swung back to growth, primarily to Health Care and more growth-oriented technology. The Fund gained 2.4% for the fourth quarter versus a 3.6% increase for the index.

It was undoubtedly a difficult year. Taking great pride in the Fund’s long history of both low volatility and sterling down market returns, we found the year’s results particularly tough to digest. Yet the context is critical. First, 2015 was a more difficult year for small-caps than the benchmark’s return might show—on an equal-weighted basis, the Russell 2000 was down 10.1%. More important, the Fund trailed its benchmark when returns were positive and outpaced it when small-caps reversed—consistent with its history. For example, from the 2015 small-cap high on June 23 through year-end, the Fund lost 10.6% versus a slide of 11.6% for the Russell 2000. Dividend Value outperformed the Russell 2000 for the 10-year and since inception (5/3/04) periods ended December 31, 2015.

WHAT WORKED... AND WHAT DIDN’T
Six of the Fund’s 10 equity sectors finished the year in the red. Financials, Consumer Discretionary, Materials, and Energy detracted most. At the industry level, four groups posted meaningful net losses—capital markets, specialty retail, metals & mining, and energy equipment & services. It did not help our relative performance that we had much greater exposure to each of these groups than could be found in the Russell 2000. Health Care was the portfolio’s top contributor in 2015, but the positive effects of our stock picking in the pharmaceuticals industry were outweighed by our significant underweight in the sector as a whole versus the benchmark. Consumer Staples, on the other hand, contributed on both an absolute and relative basis, attributable mostly to terrific results for Hormel Foods, the portfolio’s top contributor in 2015. The company manufactures and markets consumer-branded meat and food products under a variety of branded names. We liked its low debt and strong brands and were pleased to see robust earnings growth attract investors to its stock. It was a top-10 position at the end of 2015. From the Industrials sector, John Bean Technologies was also another top-10 holding and contributor. It operates two divergent businesses—food-processing equipment, which has driven its impressive run of revenue and earnings growth, and airport operations equipment.

Two companies in the metals & mining group posted the Fund’s largest net losses at the position level in 2015. Allegheny Technologies produces specialty materials, including titanium, titanium alloys, and nickel-based alloys. Losses have been driven by weakness in the energy market and increased competition in the firm’s flat-rolled products segment. Slackening demand for its stainless and some electrical steel products led the firm to slash its dividend and shutter some operations in Pennsylvania during December. Confident in a recovery for industrial activity, we held shares at year-end. Long-time holding Carpenter Technology makes specialty alloys and performance engineered products. The first of these businesses was hurt by exposure to the energy markets in 2015 while the second did comparatively better. Both Carpenter and Allegheny could benefit from increased defense spending in 2016.

Financials and Information Technology detracted most on a relative basis in 2015. Our overweight in capital markets, an underweight in banks, and poor stock selection in the diversified financial services and thrifts & mortgage finance categories detracted most in Financials. For Information Technology, the issues were both an underweight and disappointing stock selection in the software industry. In contrast, stock selection in Industrials and Consumer Staples was strongest on a relative basis.

Top Contributors to Performance For 2015 (%)[1]

Hormel Foods	0.43

John Bean Technologies	0.39

SEI Investments	0.32

Symetra Financial	0.31

Diamond Hill Investment Group	0.30

[1] Includes dividends

Top Detractors from Performance For 2015 (%)[2]

Allegheny Technologies	-0.61

Carpenter Technology	-0.42

Coronation Fund Managers	-0.42

Buckle (The)	-0.39

Genworth MI Canada	-0.36

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We expect reversals in a number of trends that should help benefit many portfolio holdings over the next few years. Our own research and regular meetings with confident management teams have made us comfortable with a contrarian, pro-cyclical bias for the portfolio. Moreover, we suspect that the protracted leadership of growth over value stocks is likely to reverse in 2016 and believe that companies with better balance sheets will do well in an environment of elevated corporate bond spreads. We also expect the combined effects of these reversals to put the market’s focus squarely on the attributes we emphasize, which we think are overdue for recovery.

8 | The Royce Funds 2015 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYDVX RDVIX RDIIX RDVCX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/15
	JUL-DEC 2015[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (5/3/04)

RDV	-8.07	-5.72	6.45	6.13	7.08	7.81

Annual Operating Expenses: 1.55%

[1]Not Annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
Since Inception Through 12/31/15

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods and 81% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	20/20	100%	0.50	0.42

5-year	65/80	81%	0.52	0.42

[1]Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 5/3/04 as of 12/31/15 ($)

Top 10 Positions
% of Net Assets

Reliance Steel & Aluminum	1.9

SEI Investments	1.9

Expeditors International of Washington	1.7

Owens & Minor	1.5

FLIR Systems	1.5

Amerco	1.4

John Bean Technologies	1.4

AptarGroup	1.4

Hormel Foods	1.4

National Instruments	1.4

Portfolio Sector Breakdown
% of Net Assets

Industrials	26.2

Financials	23.8

Information Technology	12.6

Materials	10.7

Consumer Discretionary	9.5

Health Care	4.2

Consumer Staples	2.9

Energy	2.3

Telecommunication Services	1.4

Utilities	1.1

Miscellaneous	4.0

Corporate Bond	0.1

Cash and Cash Equivalents	1.2

Calendar Year Total Returns (%)

YEAR	RDV

2015	-5.7

2014	-2.1

2013	30.7

2012	16.9

2011	-4.5

2010	30.1

2009	37.7

2008	-31.5

2007	-0.0

2006	19.9

2005	7.3

Upside/Downside Capture Ratios
Periods Ended 12/31/15 (%)
	UPSIDE	DOWNSIDE

10-Year	91	85

From 6/30/04 (Start of Fund’s First Full Quarter)	90	80

Portfolio Diagnostics

Fund Net Assets	$286 million

Number of Holdings	172

Turnover Rate	14%

Average Market Capitalization[1]	$2,436 million

Weighted Average P/E Ratio[2,3]	18.1x

Weighted Average P/B Ratio[2]	2.3x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	74.4%

Non-U.S. Investments (% of Net Assets)	24.4%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/15).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Dividend Value Fund at 6/30/15 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Annual Report to Shareholders | 9

MANAGER’S DISCUSSION
Royce Heritage Fund (RHF)

Steven McBoyle, CPA, CA

FUND PERFORMANCE
Royce Heritage Fund was down 6.5% in 2015, trailing its small-cap benchmark, the Russell 2000 Index, which fell 4.4% for the same period. The Fund advanced 1.1% for the year-to-date period ended June 30, 2015 compared to a gain of 4.8% for the small-cap index. The equity markets then experienced a widespread correction in the third quarter, when Heritage lost 10.4% while the Russell 2000 declined 11.9%. Stocks rebounded somewhat in the fourth quarter, with the Fund increasing 3.2% while its benchmark was up 3.6%. Throughout the year, small-cap was characterized by narrow market leadership from mostly growth stocks, particularly in Health Care (though the fourth quarter also saw strength for similarly oriented tech businesses). This lack of breadth can best be seen by the equal-weighted calendar-year return for the Russell 2000, which was -10.1%. We were pleased that Heritage celebrated 20 years of history in December 2015 and outpaced its benchmark over longer-term periods. The Fund outperformed the Russell 2000 for the 15-, 20-year, and since inception (12/27/95) periods ended December 31, 2015. Heritage’s average annual total return since inception was 12.1%. We are quite proud of the Fund’s long-term record.

WHAT WORKED... AND WHAT DIDN’T
Six of the Fund’s nine equity sectors finished the year with net losses, which compared favorably to the benchmark, where eight of 10 were in the red for 2015. The largest detractors in Heritage were Financials, Industrials, and Materials, though net losses at the sector level were mostly modest. At the industry level, four groups posted notable net losses— machinery, capital markets, chemicals, and electronic equipment, instruments & components. The Fund’s biggest detractor was Minerals Technologies, a value-added, minerals-based product company. Revenue growth disappointed throughout the year as the company’s end markets—paper production and metals refractories—came under considerable stress. Throughout this period, the company has executed well in protecting operating margins largely via continued operational improvements at the recently acquired Amcol Corporation. The company continues to generate substantial cash flow and in September authorized a share repurchase program and became active buyers of its stock. It was the Fund’s fifteenth-largest holding at year-end—our confidence premised on the company’s ability to continue generating substantial cash flow.

Genesee & Wyoming owns and operates short line and regional freight railroads and provides related rail services through its subsidiaries. A newer position, its business was slowed primarily by a number of factors related to lower shipping traffic for steam coal, agricultural products, oil and frac sand, and metals. Liking its core business and potential to recover, we added shares in the fourth quarter. We chose to reduce our stake in KKR, which topped a longish list of detractors in the capital markets group, after the company saw a reversal in carried interest income, performance fees, and investment income. A similar trajectory led us to exit our position in investment business Medley Management. The same industry was also home to the Fund’s top contributor, Value Partners Group, a Hong Kong-based asset manager. Its stock often closely parallels movements in Hong Kong’s and China’s markets, which climbed precipitously into May before cooling off in June with the decline in Chinese stocks. We sold the bulk of our shares before the end of July and exited complete by year-end.

On a relative basis, the Fund was hurt most by Financials, Information Technology, and Health Care. In the first of these sectors, an underweight in banks, an overweight in capital markets, and ineffective stock selection in diversified financial services all hurt relative results. Stock selection was an issue in Information Technology while it was a strength in Health Care, but our low exposure to the top-contributing biotech industry was a factor in underperformance. Conversely, stock selection drove better results for our holdings in three sectors— Industrials, Consumer Discretionary, and Materials. Finally, the Fund also benefited from its large cash position at year-end.

Top Contributors to Performance For 2015 (%)[1]

Value Partners Group	0.43

Innospec	0.29

Cal-Maine Foods	0.29

SEI Investments	0.27

Fiserv	0.25

[1] Includes dividends

Top Detractors from Performance For 2015 (%)[2]

Minerals Technologies	-0.74

KKR & Co. L.P.	-0.48

Genesee & Wyoming Cl. A	-0.47

Medley Management Cl. A	-0.39

Anixter International	-0.38

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The Fund remains oriented toward quality, with a focus on finding companies with durable moats, high returns on invested capital, and the capacity to reinvest into the business. Valuation is critical to this process, though our preference is to identify potential value creation as much as it is to spot what we think is a compelling bargain. In 2015 we made progress both toward reducing the overall number of names and increasing the Fund’s domestic focus, and we expect to continue refining the portfolio towards a more concentrated, increasingly domestic strategy. We are concerned about the deflationary effects from weakened commodities and the Internet, in tandem with the industrial recession, on the U.S. consumer. For this reason and others, we continue to believe the market will discount these incremental risks, market volatility will increase, and investors will become more discriminating. In such an environment, it follows that returns will be lower, and for that reason, among others, we believe our bottom-up, quality-oriented process should defend better. At the end of the year, the Fund was overweight in Industrials, Consumer Discretionary, and Materials, underweight Health Care and Financials, and had almost no exposure to Energy.

10 | The Royce Funds 2015 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RGFAX RHFHX RYGCX RHFRX RHFKX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/15
	JUL-DEC 2015[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/27/95)

RHF	-7.57	-6.53	5.20	3.83	6.34	8.21	12.07	12.08

Annual Operating Expenses: 1.51%

[1]Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
 20 Years Through 12/31/15

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 97% off all 10-year periods; 87% of all 5-year periods; and 62% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	117/121	97%	11.3	7.2

5-year	157/181	87%	11.9	7.4

1-year	143/229	62%	14.5	10.2

[1]Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 12/27/95 as of 12/31/15 ($)

Top 10 Positions
% of Net Assets

Copart	1.9

Standard Motor Products	1.8

Drew Industries	1.8

UGI Corporation	1.8

Kennedy-Wilson Holdings	1.8

Westlake Chemical	1.8

Reliance Steel & Aluminum	1.7

Alleghany Corporation	1.7

Kirby Corporation	1.7

ManpowerGroup	1.7

Portfolio Sector Breakdown
% of Net Assets

Industrials	23.1

Consumer Discretionary	18.6

Financials	15.2

Information Technology	11.8

Materials	6.9

Health Care	2.5

Consumer Staples	2.1

Utilities	1.8

Energy	0.2

Miscellaneous	3.5

Cash and Cash Equivalents	14.3

Calendar Year Total Returns (%)

YEAR	RHF

2015	-6.5

2014	-1.1

2013	26.0

2012	14.3

2011	-9.3

2010	27.5

2009	51.8

2008	-36.2

2007	1.2

2006	22.6

2005	8.7

2004	20.4

2003	38.1

2002	-18.9

2001	20.5

Upside/Downside Capture Ratios Periods Ended 12/31/15 (%)
	UPSIDE	DOWNSIDE

10-Year	96	97

From 12/31/95 (Start of Fund’s First Full Quarter)	111	89

Portfolio Diagnostics

Fund Net Assets	$228 million

Number of Holdings	111

Turnover Rate	66%

Average Market Capitalization[1]	$3,551 million

Weighted Average P/E Ratio[2,3]	17.4x

Weighted Average P/B Ratio[2]	2.3x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	74.0%

Non-U.S. Investments (% of Net Assets)	11.7%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/15).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Heritage Fund at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Shares of RHF’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Annual Report to Shareholders | 11

MANAGER’S DISCUSSION
Royce Low-Priced Stock Fund (RLP)

Jim Stoeffel

FUND PERFORMANCE
Royce Low-Priced Stock Fund was down 10.4% in 2015, trailing its small-cap benchmark, the Russell 2000 Index, which lost 4.4% for the same period. For the year-to-date period ended June 30, 2015, Low-Priced Stock advanced 2.6% compared to 4.8% for the small-cap index. A broadly bearish wave hit in the third quarter when the Fund fell 15.7% while the Russell 2000 was down 11.9%. Net losses for Financials (due to an underweight in banks and REITs) and Information Technology hurt relative results most during the downturn. Equities rebounded in the year’s closing quarter, and the portfolio participated, increasing 3.5% (versus 3.6% for the benchmark), keyed by renewed strength in the Information Technology sector. The Fund outpaced the Russell 2000 for the 20-year and since inception (12/15/93) periods ended December 31, 2015. Low-Priced Stock’s average annual total return since inception was 9.8%.

2015 was a more difficult year for small-caps than the benchmark’s return might show—on an equal-weighted basis, the Russell 2000 was down 10.1%. However, we believe these difficulties (as well those that arrived with the new year in 2016) presented promising long-term opportunities. Indeed, following a strong fourth quarter, we entered the new year with renewed, though cautious, optimism.

WHAT WORKED... AND WHAT DIDN’T
Seven of the portfolio’s nine equity sectors finished the year with net losses. Energy led by a wide margin, and the sector’s energy equipment & services group detracted most on an industry basis. The generally slower pace of global industrial activity has sapped demand while producers remain committed to keeping the pumps open. Our efforts to high-grade our holdings in the sector led us to increase stakes in those companies in which he had high levels of conviction, such as Gulf Island Fabrication, Profire Energy, and Unit Corporation. Conversely, we sold our shares of C&J Energy Services, Calfrac Well Services, and Trican Well Services.

On a position basis, Acacia Research, a leading patent assertion company known as a Non-Practicing Entity posted the biggest net losses. While the company has amassed a formidable portfolio of patents and is in the early stages of asserting against infringing parties, it has not been as successful in monetizing these assets as we had hoped. As a risk control measure, we reduced our position through much of the year. Dundee Corporation is a diversified financial services company that also holds a portfolio of investments primarily in energy, natural resources, and agriculture. Its stock was hurt by declining commodity prices, and we sold some shares in the second half of the year.

Silicon Graphics International provides computing and storage technology for big data applications. Its stock price fell early in 2015 over privacy-driven concerns that slowed sales to the NSA. After selling shares, we began to rebuild a position late in the year when we started to see increased visibility into its backlog of new products targeting more commercial applications. Zinc producer Horsehead Mining was the loss leader in metals & mining, the portfolio’s second-largest detractor by industry. Among other challenges, management struggled to boost production in a new processing facility to a level that would generate sustainable returns for shareholders. The combination of falling zinc prices, low utilization, and relatively high levels of project financing led us to sell our position. On the positive side, firearms manufacturer Smith & Wesson Holding continued to gain market share while recent heavy investments in R&D led to major product innovation. Value Partners Group is one of the world’s largest asset managers focused on Hong Kong and China. We trimmed our position during the second quarter, though we held some shares given the long-term opportunities we see in Asia.

On a relative basis, the biggest issues were ineffective stock selection in Information Technology (most notably in Internet software & services and technology hardware storage & peripherals), our underweight in Health Care, an overweight in Energy, and poor stock selection in Materials. Conversely, stock selection provided relative advantages in Industrials and Consumer Discretionary.

Top Contributors to Performance For 2015 (%)[1]

Smith & Wesson Holding Corporation	0.67

Value Partners Group	0.64

Tecumseh Products	0.48

Zealand Pharma	0.43

Orbotech	0.39

[1] Includes dividends

Top Detractors from Performance For 2015 (%)[2]

Acacia Research	-0.91

Dundee Corporation Cl. A	-0.72

Silicon Graphics International	-0.66

Horsehead Holding Corporation	-0.58

Global Power Equipment Group	-0.52

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
At the end of 2015, the portfolio remained overweight in Information Technology and Industrial stocks, which look well positioned to benefit from the relative strength of the U.S. economy. We believe a number of opportunities exist in secular trends such as The Internet of Things and mobile computing that have positive implications for niche small-cap tech companies. While oil prices remain depressed, we expect our more conservatively capitalized holdings to begin benefiting from their balance sheet strength as credit conditions continue to worsen for the industry. We added to companies in Consumer Discretionary as we see U.S. consumers as reasonably well positioned given solid employment trends and lower energy prices. We have also been adding to positions in Financials because we view the Fed’s first steps toward a more normalized interest rate environment as generally constructive for many companies in the sector. Health Care remains our largest underweight, biotech specifically, where multiples continued to look too stretched for our valuation-based discipline.

12 | The Royce Funds 2015 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYLPX RLPHX RLPIX RLPRX RLPKX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/15

	JUL-DEC 2015[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/15/93)

RLP	-12.73	-10.42	-0.76	-2.70	3.22	6.52	9.58	9.82

Annual Operating Expenses: 1.47%

[1]Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
 20 Years Through 12/31/15

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 69% of all 10-year periods; 76% of all 5-year periods; 57% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	84/121	69%	10.3	7.2

5-year	137/181	76%	10.7	7.4

1-year	130/229	57%	11.9	10.2

[1]Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 12/15/93 as of 12/31/15 ($)

Top 10 Positions
% of Net Assets

Resources Connection	1.1

Cascade Microtech	1.1

LSI Industries	1.1

Orbotech	1.1

Zealand Pharma	1.1

Rudolph Technologies	1.0

Value Partners Group	1.0

Century Casinos	1.0

Cirrus Logic	0.9

Boston Private Financial Holdings	0.9

Portfolio Sector Breakdown
% of Net Assets

Information Technology	28.2

Consumer Discretionary	16.0

Financials	15.8

Industrials	14.9

Health Care	7.2

Energy	5.2

Materials	2.8

Consumer Staples	1.3

Telecommunication Services	0.9

Miscellaneous	4.6

Cash and Cash Equivalents	3.1

Calendar Year Total Returns (%)

YEAR	RLP

2015	-10.4

2014	-3.4

2013	12.9

2012	4.5

2011	-14.6

2010	31.5

2009	53.6

2008	-36.0

2007	2.3

2006	19.0

2005	9.7

2004	13.6

2003	44.0

2002	-16.3

2001	25.1

Upside/Downside Capture Ratios
Periods Ended 12/31/15 (%)
	UPSIDE	DOWNSIDE

10-Year	90	111

From 12/31/93 (Start of Fund’s First Full Quarter)	103	94

Portfolio Diagnostics

Fund Net Assets	$387 million

Number of Holdings	157

Turnover Rate	53%

Average Market Capitalization[1]	$616 million

Weighted Average P/B Ratio[2]	1.6x

Active Share[3]	95%

U.S. Investments (% of Net Assets)	82.8%

Non-U.S. Investments (% of Net Assets)	14.1%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Low-Priced Stock Fund at 6/30/13 for financial reporting purposes, and as a result the net asset values for shareholder transactions and the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class as of the Fund’s most current prospectus, including management fees, 12b-1 distribution and service fees, and other expenses. Shares of RLP’s R Class bear an annual distribution expense that is higher than that of the Service Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Annual Report to Shareholders | 13

MANAGER’S DISCUSSION
Royce Micro-Cap Fund (RMC)

Jim Stoeffel

FUND PERFORMANCE
Royce Micro-Cap Fund was down 13.3% in 2015, lagging its benchmark, the Russell Microcap Index, which fell 5.2%, and the small-cap Russell 2000 Index, which declined 4.4% for the same period. Small- and micro-cap returns were dominated by growth stocks through much of the year, which created challenges for our more valuation-centric approach—but also presented promising long-term opportunities. Indeed, following a strong fourth quarter, we entered the new year with renewed, though cautious, optimism.

Micro-Cap fell 1.4% for the year-to-date period ended June 30, 2015, while the Russell Microcap and Russell 2000 advanced 6.0% and 4.8%, respectively. In the third quarter stocks experienced a sweeping correction, and the Fund slid 15.7% versus losses of 13.8% for the micro-cap index and 11.9% for the small-cap index. Micro-Cap did better on both an absolute and relative basis in the fourth quarter, outpacing both indexes with a 4.3% advance compared to 3.7% for the Russell Microcap and 3.6% for the Russell 2000. Longer-term relative results were better versus the small-cap index. Royce Micro-Cap outperformed the Russell 2000 for the 15-, 20-year and since inception (12/31/91) periods ended December 31, 2015. (Data for the Russell Microcap only goes back to June 30, 2000.) The Fund’s average annual total return since inception was 10.7%.

WHAT WORKED... AND WHAT DIDN’T
Seven of the portfolio’s nine equity sectors finished 2015 in the red. Four areas detracted significantly—Industrials, Consumer Discretionary, Materials, and Energy. On the industry level, five groups posted sizable net losses: metals & mining, specialty retail, energy equipment & services, diversified consumer services, and machinery. The first of these groups was home to two of the Fund’s five largest detractors. Horsehead Holding produces zinc. Among other challenges, its management struggled to boost production in a newly commissioned processing facility to a level that would generate sustainable returns for shareholders. The combination of falling zinc prices, low utilization, and relatively high levels of project financing led us to sell our position. Universal Stainless & Alloy Products, which manufactures semi-finished and finished specialty steel products, underwent significant pressure on its business as steel prices continued to decline. As part of an ongoing effort to reduce the portfolio’s exposure to the commodity complex, we sold our position.

Gulf Island Fabrication suffered along with most energy businesses in what’s shaping up to be the worst market for its industry in 30 years. The company makes offshore drilling platforms and other structures for use in offshore energy production. We held the bulk of our shares, which were trading at a significant discount to book value at the end of 2015. Liking its efforts to diversify its customer base, we see it as part of an effort to high-grade our holdings with commodity exposure. Two stocks in the for-profit education business (part of Consumer Discretionary) endured losses for the year, mostly due to intense regulatory scrutiny from the current Administration, which has created significant headwinds to enrollment growth. American Public Education focuses on postsecondary school needs for the military and public services sectors. We like its valuation and differentiated focus and thus kept a small position at the end of 2015. We chose to exit our position in Lincoln Educational Services as we did not think its offerings were diverse enough. Net losses for Industrials were spread out across a number of industry groups, including machinery stocks and construction & engineering companies.

On the positive side, two holdings stood out. Firearms manufacturer Smith & Wesson Holding continued to gain market share while recent heavy investments in R&D led to major product innovation. We took gains as its shares climbed. LSI Industries was the portfolio’s largest position at year-end. A leading provider of lighting and graphics products, it’s continued to benefit from its strong position in light-emitting diode (LED) technology.

All but one of the Fund’s sectors came up short versus the Russell Microcap in 2015. Our significant underweight in Financials played the primary role, keyed by our very low exposure to banks. Stock selection was also a factor. The portfolio’s overweight in Materials hampered relative results as did exposure to metals & mining stocks. Stock selection in Consumer Discretionary also contributed to underperformance. In Energy and Industrials, however, stock selection was a positive.

Top Contributors to Performance For 2015 (%)[1]

Smith & Wesson Holding Corporation	0.74

LSI Industries	0.62

INTL FCStone	0.42

Photronics	0.41

Relypsa	0.29

[1] Includes dividends

Top Detractors from Performance For 2015 (%)[2]

Horsehead Holding Corporation	-0.68

American Public Education	-0.51

Universal Stainless & Alloy Products	-0.49

Lincoln Educational Services	-0.49

Gulf Island Fabrication	-0.48

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We made only modest changes to the portfolio in the second half of 2015. We used proceeds from trims to commodity-based holdings to add to Financials as we believe the first steps toward a more normalized interest rate environment should benefit many companies in the sector. At the end of the year, however, we remained underweight. Our largest weightings remained Information Technology, Industrials, and Consumer Discretionary. We continue to find value in these sectors and view select areas as having the potential to benefit from the relative strength of the U.S. economy. Health Care was a large underweight, with significantly less exposure to biotech where multiples continued to look too stretched for our valuation-based discipline.

14 | The Royce Funds 2015 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYOTX RMCFX RYMCX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/15

	JUL-DEC 2015[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/31/91)

RMC	-12.10	-13.32	0.27	-0.88	4.13	7.94	9.20	10.70

Annual Operating Expenses: 1.48%

[1]Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
 Since Russell Microcap's Inception (6/30/00) Through 12/31/15

On a monthly rolling basis, the Fund outperformed the Russell Microcap in 90% of all 10-year periods; 72% of all 5-year periods; 56% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	60/67	90%	9.2	6.6

5-year	92/127	72%	9.5	7.4

1-year	98/175	56%	11.0	10.6

[1]Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 6/30/00 (Russell Microcap Index
Inception) as of 12/31/15 ($)

Top 10 Positions
% of Net Assets

LSI Industries	1.1

Resources Connection	1.1

Zealand Pharma	1.0

ePlus	1.0

Culp	1.0

CIRCOR International	0.9

Capella Education	0.9

Shoe Carnival	0.9

Lydall	0.9

Photronics	0.9

Portfolio Sector Breakdown
% of Net Assets

Information Technology	21.9

Industrials	20.8

Consumer Discretionary	15.8

Health Care	12.6

Financials	11.7

Materials	4.2

Energy	3.9

Telecommunication Services	0.9

Consumer Staples	0.8

Miscellaneous	4.7

Cash and Cash Equivalents	2.7

Calendar Year Total Returns (%)

YEAR	RMC

2015	-13.3

2014	-4.1

2013	21.3

2012	8.0

2011	-12.1

2010	30.1

2009	55.7

2008	-40.9

2007	7.1

2006	22.3

2005	11.5

2004	15.8

2003	52.6

2002	-13.4

2001	23.1

Upside/Downside Capture Ratios
Periods Ended 12/31/15 (%)

	UPSIDE	DOWNSIDE

10-Year	84	87

From 6/30/00 (Russell Microcap Index Inception)	92	82

Portfolio Diagnostics

Fund Net Assets	$281 million

Number of Holdings	194

Turnover Rate	41%

Average Market Capitalization[1]	$390 million

Weighted Average P/E Ratio2,[3]	19.8x

Weighted Average P/B Ratio[2]	1.7x

Active Share[4]	89%

U.S. Investments (% of Net Assets)	84.9%

Non-U.S. Investments (% of Net Assets)	12.4%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (25% of portfolio holdings as of 12/31/15).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Fund at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of RMC’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Microcap Index). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Annual Report to Shareholders | 15

MANAGER’S DISCUSSION
Royce Micro-Cap Opportunity Fund (ROS)

Bill Hench

FUND PERFORMANCE
Royce Micro-Cap Opportunity Fund was down 16.0%, lagging both its new benchmark, the Russell Microcap Index, which lost 5.2%, and its former yardstick, the small-cap Russell 2000 Index, which was down 4.4% for the same period. (We are using the Russell Microcap as the Fund’s new benchmark because it better reflects the Fund’s selection universe, part of changes that became effective on May 1, 2015.) For the year-to-date period ended June 30, 2015, the Fund gained 4.3% versus respective increases of 6.0% and 4.8% for the micro-cap and small-cap indexes. Returns for most equities reversed dramatically in the year’s third quarter, when Micro-Cap Opportunity fell 19.8% versus a loss of 13.8% for the Russell Microcap and a decline of 11.9% for the Russell 2000. For the fourth quarter the Fund was up 0.5% versus respective gains of 3.7% and 3.6% for the portfolio’s new and former benchmarks. So while it was a difficult year, it was also a year in which we built a portfolio that we believed looked attractively cheap and poised for growth at the end of 2015. Measured by P/B and price-to-sales, valuations for companies in several industries looked good to us, and we remained bullish even in the midst of January 2016’s painful declines. For the period ended December 31, 2015, Micro-Cap Opportunity Fund’s average annual total return since inception (8/31/10) was 10.2%.

The Fund’s name change became effective on May 1, 2015 when it also began to operate under a new non-fundamental investment policy requiring 80% of its assets to be invested in stocks with market caps up to $1 billion. The Fund is being run closely to the way in which it has been since its inception, investing primarily in a limited number (generally less than 100) of mostly micro-cap stocks.

WHAT WORKED... AND WHAT DIDN’T
Eight of the Fund’s nine equity sectors finished the year in negative territory. Consumer Discretionary was the clear loss leader, though Industrials and Energy also detracted notably. At the industry level, three groups were significantly in the red—electrical equipment (from Industrials), health care equipment & supplies, and specialty retail. The Fund’s largest net loss at the position level came from Power Solutions International, which makes environmentally friendly natural gas engines. Exposure to the energy markets was the major factor in its share-price slump, which was also affected by reduced full year guidance announced in November. Confident in its growth prospects, we built our position through much of the year. Earnings growth for surf-and-skate apparel retailer Zumiez trended in the wrong direction in 2015, which led us to begin selling our shares. Exar Corporation, with which we’ve enjoyed success in the past, saw its stock price fall when a rumored acquisition did not happen. Shares fell further when its CEO departed. We chose to sell our stake in the fourth quarter. Century Aluminum, which produces the metal, had to contend with significant commodity price weakness, exacerbated by China’s decision to export its excess capacity. We sold our position in October. Tangoe makes software that helps companies manage their fixed and mobile communications assets and costs, which in our view makes it a unique business that offers considerable value. We built a position throughout 2015.

We still liked the ongoing prospects for U.S. Concrete, which supplies concrete and related products to the construction industry throughout the country. We remain bullish on nonresidential construction, particularly in the Northeast. Although its rising stock price led us to take gains in 2015, it was the portfolio’s fifteenth-largest holding at year-end. We acted in a similar fashion with EarthLink Holdings. We like how the company has moved from providing general Internet services to focusing on more business-oriented activities. Initially seeing it as an asset play, we also liked its new management’s plans to better focus the business and their ability to cut costs in a flat-growth environment. The company’s steady march toward profitability attracted investors in 2015. We held shares in part because we think it possesses valuable assets that are likely to attract premium prices. Builders FirstSource, which makes building products for homebuilders, acquired a private competitor and saw its shares rise, prompting us to take gains.

Relative to the Russell Microcap, the Fund suffered most from ineffective stock selection in Consumer Discretionary, a combination of our large underweight and ineffective stock selection in Health Care, and an underweight in Financials. Conversely, we had relative advantages in Information Technology and, less impactfully, Materials. In each case, stock selection provided the edge.

Top Contributors to Performance For 2015 (%)[1]

U.S. Concrete	1.33

EarthLink Holdings	1.20

Builders FirstSource	1.06

RTI International Metals	0.85

Applied Optoelectronics	0.60

[1] Includes dividends

Top Detractors from Performance For 2015 (%)[2]

Power Solutions International	-2.26

Zumiez	-1.19

Exar Corporation	-0.98

Century Aluminum	-0.87

Tangoe	-0.85

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We remained significantly overweight in Information Technology, Industrials, and Consumer Discretionary at the end of 2015. This positioning is consistent with our view that valuations for the majority of our portfolio holdings look attractive to us and are poised to benefit from ongoing U.S. economic growth. We expect the increased federal spending and business tax credit plans passed in anticipation of the 2016 elections to boost the pace of growth in the U.S., which should help areas such as nonresidential construction, defense, consumer, and technology.

16 | The Royce Funds 2015 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS ROSFX ROSSX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/15

	JUL-DEC 2015[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (8/31/10)

ROS	-19.44	-15.98	4.91	5.27	10.21

Annual Gross Operating Expenses: 1.56% Annual Net Operating Expenses: 1.28%

[1]Not Annualized

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 8/31/10 as of 12/31/15 ($)

Top 10 Positions
% of Net Assets

Calgon Carbon	2.3

Amber Road	2.3

Newport Corporation	2.2

James River Group Holdings	2.0

Accuray	2.0

Encore Wire	2.0

TravelCenters of America LLC	1.9

Exactech	1.9

Kraton Performance Polymers	1.9

Rouse Properties	1.9

Portfolio Sector Breakdown
% of Net Assets

Information Technology	29.3

Industrials	17.3

Health Care	14.0

Consumer Discretionary	13.3

Materials	7.6

Energy	4.9

Financials	4.6

Consumer Staples	0.8

Telecommunication Services	0.6

Miscellaneous	4.7

Cash and Cash Equivalents	2.9

Calendar Year Total Returns (%)

YEAR	ROS

2015	-16.0

2014	-5.0

2013	44.6

2012	35.1

2011	-17.1

Portfolio Diagnostics

Fund Net Assets	$36 million

Number of Holdings	96

Turnover Rate	105%

Average Market Capitalization[1]	$380 million

Weighted Average P/B Ratio[2]	1.4x

Weighted Average P/S Ratio[3]	0.8x

Active Share[4]	95%

U.S. Investments (% of Net Assets)	90.3%

Non-U.S. Investments (% of Net Assets)	6.8%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Price to Sales is calculated by dividing the company’s market cap by the revenue in the most recent year.

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Funds most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding dividend and interest expenses relating to short sale activities, brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.24% through April 30, 2016 and at or below 1.99% through April 30, 2025. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015.

The Royce Funds 2015 Annual Report to Shareholders | 17

MANAGERS’ DISCUSSION
Royce Opportunity Fund (ROF)

Buzz Zaino, CFA Bill Hench

FUND PERFORMANCE
Royce Opportunity Fund was down 13.6% in 2015, behind its small-cap benchmark, the Russell 2000 Index, which declined 4.4% for the same period. The Fund finished the year-to-date period ended June 30, 2015 with a gain of 0.7% versus an increase of 4.8%. This period looked stronger than it was for small-caps considering how narrow market leadership was—most of its strength came from Health Care, specifically biotech. When the market began to subsequently correct in the third quarter, however, the decline was more far reaching, and the Fund fell 15.5% while its benchmark was down 11.9%. Stocks recovered a bit in the year’s final quarter, in which the portfolio advanced 1.6% compared to a 3.6% increase for the Russell 2000, capping off a difficult year. We are, however, confident as we look forward to 2016. We were also pleased that Opportunity Fund outpaced the small-cap index for the 15-year and since inception (11/19/96) periods ended December 31, 2015. The Fund’s average annual total return since inception was 11.4%, a long-term record that gives us great pride.

WHAT WORKED... AND WHAT DIDN’T
Eight of the portfolio’s 10 equity sectors finished the year in the red, with Consumer Discretionary, Industrials, Materials, and Information Technology detracting most. With exception of Materials, these are typically our largest sector weightings, as they were at the end of 2015. At the industry level, four groups accounted for a large share of the Fund’s net losses. Metals & mining stocks detracted most, with Century Aluminum, which produces the metal, and Noranda Aluminum Holding, another producer that focuses on building construction, architectural, and transportation uses, showing the largest net losses. China’s decision to export its excess capacity has kept aluminum prices low. In the specialty retail group, individual company losses were more diffuse, as they were for electronic equipment, instruments & components companies and machinery stocks. The first of these groups has had to cope with declining mall traffic and a highly selective U.S. consumer.

UniSys Corporation was another significant detractor. In our view a long-term turnaround candidate, the company brought on new management late in 2014 who were charged with restructuring its IT services business that focuses on systems integration, outsourcing, infrastructure, server technology, and consulting. We built our position through much of 2015. Online lender Enova International offers short-term consumer and installment loans in the U.S., U.K., Australia, and Canada. Having survived a period of government scrutiny into its industry, it looks poised to benefit from a rising interest rate environment. Northwest Pipe makes large-diameter, high-pressure steel pipe products used for water transmission. It also moved into the oilfield country tubular goods market close to the time energy prices began to plummet, which hurt growth and revenues. It’s moving out of that business and concentrating on what we think it does best, making us confident in its recovery potential.

On the positive side, there were 16 portfolio companies that were acquired in 2015, which is good news not only for the premiums we received but also for the message that our valuation analyses were sound. RTI International Metals specializes in titanium and other metals and sells primarily to the aerospace industry. Its shares shot up quickly in March when Alcoa announced an agreement to buy the company. Better-than-expected revenues helped the stock price of RF and mixed-signal integrated circuit specialist MaxLinear to climb in 2015 while earnings strength drove the rising share price of NeoPhotonics Corporation, which makes hybrid photonic integrated optoelectronic modules and subsystems for high-speed communications networks.

A welcome fourth-quarter rebound was not enough to keep the Information Technology sector from detracting most on a relative basis for the calendar year, primarily due to stock selection in IT services and electronic equipment, instruments & components companies. The Fund suffered versus the benchmark from both our overweight and stock selection misses in Materials and from ineffective stock selection in Consumer Discretionary. A sizable disadvantage also came from its underweight in Health Care while lack of exposure to Energy provided an advantage.

Top Contributors to Performance For 2015 (%)[1]

RTI International Metals	0.36

MaxLinear Cl. A	0.34

NeoPhotonics Corporation	0.32

U.S. Concrete	0.29

Central Garden & Pet	0.27

[1] Includes dividends

Top Detractors from Performance For 2015 (%)[2]

Century Aluminum	-0.66

Unisys Corporation	-0.49

Enova International	-0.49

Northwest Pipe	-0.38

Noranda Aluminum Holding Corporation	-0.37

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Our large weights in Information Technology, Industrials, and Consumer Discretionary are consistent with our view that valuations for the majority of our portfolio holdings look attractive to us and are poised to benefit from ongoing U.S. economic growth. We expect the increased federal spending and business tax credit plans passed in anticipation of the 2016 elections to boost the pace of growth in the U.S., which should help areas such as nonresidential construction, defense, consumer, and technology. With so much recent attention on China, we think it’s important to point out that the U.S. remains by far the world’s largest economy. We expect improvements here at home to ultimately ripple out to other parts of the globe. However, we think the greater domestic focus of most small-cap stocks, specifically many that we hold, will be a positive while we wait for a stronger, steadier pace of economic growth.

18 | The Royce Funds 2015 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYPNX RYOFX ROFCX ROFIX ROFRX ROFKX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/15

	JUL-DEC 2015[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (11/19/96)

ROF	-14.14	-13.57	7.27	5.66	6.08	9.19	11.43

Annual Operating Expenses: 1.15%

[1] Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
 Since Inception Through 12/31/15

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 94% of all 10-year periods; 81% of all 5-year periods; and 67% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	103/110	94%	10.7	7.0

5-year	137/170	81%	11.8	7.4

1-year	146/218	67%	15.2	9.8

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 126 for additional information.

Value of $10,000
 invested on 11/19/96 as of 12/31/15 ($)

Top 10 Positions
% of Net Assets

Mueller Water Products Cl. A	1.0

Advanced Energy Industries	1.0

Astec Industries	1.0

Commercial Metals	1.0

Microsemi Corporation	1.0

Mercury Systems	0.9

Encore Wire	0.9

Allscripts Healthcare Solutions	0.9

Invacare Corporation	0.9

Mueller Industries	0.9

Portfolio Sector Breakdown
% of Net Assets

Information Technology	32.0

Industrials	21.5

Consumer Discretionary	14.5

Materials	8.0

Financials	7.6

Health Care	4.0

Consumer Staples	2.0

Energy	1.9

Telecommunication Services	0.7

Utilities	0.2

Miscellaneous	3.1

Corporate Bond	0.0

Cash and Cash Equivalents	4.5

Calendar Year Total Returns (%)

YEAR	ROF

2015	-13.6

2014	-0.5

2013	43.5

2012	22.6

2011	-13.0

2010	33.8

2009	62.1

2008	-45.7

2007	-2.0

2006	18.8

2005	4.8

2004	17.5

2003	72.9

2002	-17.0

2001	17.3

Upside/Downside Capture Ratios
Periods Ended 12/31/15 (%)

	UPSIDE	DOWNSIDE

10-Year	119	130

From 12/31/96 (Start of Fund’s First Full Quarter)	124	111

Portfolio Diagnostics

Fund Net Assets	$1,510 million

Number of Holdings	261

Turnover Rate	27%

Average Market Capitalization[1]	$626 million

Weighted Average P/B Ratio[2]	1.4x

Weighted Average P/S Ratio[3]	0.7x

Active Share[4]	91%

U.S. Investments (% of Net Assets)	91.5%

Non-U.S. Investments (% of Net Assets)	4.0%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Price to Sales is calculated by dividing the company’s market cap by the revenue in the most recent year.

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of ROF’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Annual Report to Shareholders | 19

MANAGERS’ DISCUSSION
Royce Pennsylvania Mutual Fund® (PMF)

Chuck Royce
Lauren Romeo, CFA
Jay Kaplan, CFA

FUND PERFORMANCE
Royce Pennsylvania Mutual Fund fell 11.4% in 2015, compared to a decline of 4.4% for its small-cap benchmark, the Russell 2000 Index, for the same period. For the year-to-date period ended June 30, 2015, the Fund gained 0.1% versus 4.8% for the Russell 2000. The equity markets then experienced a sweeping correction in the third quarter—the steepest decline for U.S. stocks in four years. The Fund fell 13.0% versus a decline of 11.9% for the benchmark. The fourth quarter saw a recovery that benefited small-cap growth companies more than their value siblings. For the fourth quarter, the Fund was up 1.7% while the small-cap index rose 3.6%.

For a sense of how challenging the year was for small-cap stocks (and the active managers who pick them), consider that the Russell 2000 lost 10.1% on an equal-weighted basis in 2015. This shows just how hard it was to find stocks that grew appreciably by year-end, especially in the more economically sensitive, cyclical areas of the market that have been our primary focus over the last few years. In this climate, we continued to focus on companies that in our analyses showed a combination of attractive valuation, balance sheet strength, and/or promising growth prospects. We were also pleased that Pennsylvania Mutual outperformed the Russell 2000 for the 15-, 20-, 25-, 30-, and 35-year periods ended December 31, 2015. The Fund’s average annual total return for the 40-year period ended December 31, 2015 was 13.7%, all under the management of Chuck Royce.

WHAT WORKED... AND WHAT DIDN’T
Industrials, where we were substantially overweight at the end of 2015, detracted most on an absolute basis in 2015. It also hurt relative performance, but our disadvantage resulted from greater exposure to the sector—stock selection was a net positive versus the benchmark. On an industry level, the largest net losses in Industrials came from machinery stocks, which was also a significant overweight. Long-time holding Kennametal makes tools and tooling systems, focusing on the metalworking, mining, oil, and energy industries, all of which faced sluggish industry conditions in 2015. However, the Fund’s top contributor John Bean Technologies, also came from the machinery group. The company provides technology solutions primarily to the food processing and air transportation industries and benefited from healthy earnings growth in 2015.

Consumer Discretionary was also a sore spot, hurt most by net losses in the specialty retail category, where another long-time holding, casual clothing retailer The Buckle, was a loss leader, as was America’s Car-Mart, which sells and finances used cars and trucks. The Buckle was hurt by declining mall traffic and a long (and mostly successful) history of not discounting its merchandise. We like how the company coped with the increasingly challenging situation for retailers in 2015. America’s Car-Mart faced lighter volumes that were mostly the result of increased competition. We held shares of each at the end of 2015.

The ongoing decline of oil and natural gas prices also kept energy services businesses in the red for the year. A holding for more than a decade, Unit Corporation detracted most in the Energy sector. The company, which operates as a contract driller and exploration & production company, among other energy-related businesses, continues to execute effectively in one of the most difficult environments for energy companies in the last 30 years. Its attractively capitalized balance sheet is also likely to be an advantage as its industry is already feeling the effects of credit constraints. Shares of residential mortgage insurer Genworth MI Canada often track the price of oil due to the company’s large share of business in commodity-dependent western Canada. Believing that the potential losses have been more than priced in (making its shares attractively inexpensive), we increased our position in 2015, confident in the firm’s long-term potential to recover.

The biggest detractor to relative performance on a sector basis in 2015 was Information Technology, where poor stock selection in the electronic equipment, instruments & components and semiconductors & semiconductor equipment industries hurt most. The combination of an underweight in banks, an overweight in capital markets, and poor stock selections in insurance and diversified financial services all hampered relative results in Financials. Health Care’s modest net gain in the portfolio was mitigated by our significant underweight in the sector—it detracted from results relative to the Russell 2000. We were pleased, however, with our stock-picking strength in Energy and Materials—two highly challenged sectors in which we sought to high-grade positions in 2015.

Top Contributors to Performance
For 2015 (%)[1]

John Bean Technologies	0.29

Core-Mark Holding Company	0.21

Blackbaud	0.21

Stella-Jones	0.19

SEI Investments	0.18

[1] Includes dividends

Top Detractors from Performance
For 2015 (%)[2]

Unit Corporation	-0.38

Kennametal	-0.32

Buckle (The)	-0.31

Genworth MI Canada	-0.27

America’s Car-Mart	-0.26

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We expect reversals in a number of trends that should help benefit many portfolio holdings over the next few years. Our own research and regular meetings with confident management teams have made us comfortable with a contrarian, pro-cyclical bias for the portfolio. Moreover, we suspect that the protracted leadership of growth over value stocks is likely to reverse in 2016 and that companies with better balance sheets will do well in an environment of elevated corporate bond spreads. We also expect the combined effects of these reversals to put the market’s focus squarely on the attributes we emphasize, which we think are overdue for recovery.

20  | The Royce Funds 2015 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS PENNX RYPFX RPMIX RYPCX RPMRX RPMKX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/15

	JUL-DEC 2015[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	40-YR

PMF	-11.50	-11.43	5.96	5.49	5.42	8.62	9.70	10.73	10.22	11.54	13.65

Annual Operating Expenses: 0.92%

[1]Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 12/31/15

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 90% of all 10-year periods; 80% of all 5-year periods; and 55% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	109/121	90%	10.2	7.2

5-year	145/181	80%	10.5	7.4

1-year	125/229	55%	12.0	10.2

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 12/29/78 (Russell 2000 Inception)
as of 12/31/15 ($)

Top 10 Positions
% of Net Assets

HEICO Corporation	1.0

Ritchie Bros. Auctioneers	1.0

Drew Industries	1.0

Quaker Chemical	1.0

Reliance Steel & Aluminum	1.0

Copart	0.9

Stella-Jones	0.9

Tennant Company	0.9

Forward Air	0.9

Genworth MI Canada	0.9

Portfolio Sector Breakdown
% of Net Assets

Industrials	25.0

Information Technology	20.9

Consumer Discretionary	15.4

Financials	14.3

Materials	9.5

Health Care	6.4

Energy	3.3

Consumer Staples	2.2

Telecommunication Services	0.1

Miscellaneous	1.7

Cash and Cash Equivalents	1.2

Calendar Year Total Returns (%)

YEAR	PMF

2015	-11.4

2014	-0.7

2013	35.3

2012	14.6

2011	-4.2

2010	23.9

2009	36.3

2008	-34.8

2007	2.8

2006	14.8

2005	12.5

2004	20.2

2003	40.3

2002	-9.2

2001	18.4

Upside/Downside Capture Ratios
Periods Ended 12/31/15 (%)
	UPSIDE	DOWNSIDE

10-Year	94	101

From 12/31/78 (Russell 2000 Inception)	89	72

Portfolio Diagnostics
Fund Net Assets	$2,966 million

Number of Holdings	312

Turnover Rate	21%

Average Market Capitalization[1]	$1,456 million

Weighted Average P/E Ratio[2,3]	18.3x

Weighted Average P/B Ratio[2]	2.0x

Active Share[4]	88%

U.S. Investments (% of Net Assets)	87.6%

Non-U.S. Investments (% of Net Assets)	11.2%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 12/31/15).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investment in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of PMF’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Annual Report to Shareholders | 21

MANAGERS’ DISCUSSION
Royce Premier Fund (RPR)

Chuck Royce Lauren Romeo, CFA Steven McBoyle, CPA, CA

FUND PERFORMANCE
Royce Premier Fund was down 9.9% in 2015, lagging its small-cap benchmark, the Russell 2000 Index, which declined 4.4% for the same period. For the year-to-date period ended June 30, 2015, the Fund gained 1.7% versus a 4.8% increase for its small-cap benchmark. Markets reversed course somewhat violently in the third quarter when Premier fell 12.4% compared to a loss of 11.9% for the Russell 2000. Equities recovered a bit in the fourth quarter, and the Fund increased 1.2% versus 3.6% for the small-cap index.

The year ended, therefore, in much the same way it began—with narrow market leadership from mostly growth-oriented stocks, particularly in Health Care (though the fourth quarter also saw strength for more growth-oriented tech businesses). The lack of breadth was an issue, with one data point, we think, being especially telling: In 2015 the Russell 2000 lost 10.1% on an equal-weighted basis. During the year’s most noticeable exception to this pattern of narrow leadership—the third-quarter correction—small-cap value enjoyed an all-too-brief period of leadership. This short-lived phase was nonetheless encouraging to us—we suspect that contracting access to credit, lower equity returns, and reversion to the mean should all help to boost active approaches. We feel confident that our focus on companies with discernible competitive advantages, high returns on invested capital, and a sustainable, moat-like franchise can do well in such a climate. We were also pleased that Premier outperformed the Russell 2000 for the 15-, 20-year, and since inception (12/31/91) periods ended December 31, 2015. The Fund’s average annual total return since inception was 11.0%. We remain proud of the portfolio’s long-term record.

WHAT WORKED... AND WHAT DIDN’T
Six of the Fund’s eight equity sectors posted net losses in 2015, with the largest coming from Industrials followed by Energy and Consumer Discretionary. On an industry basis, two groups detracted meaningfully—energy equipment & services and machinery. Both were substantially overweight vis-à-vis the Russell 2000. The first was home to Unit Corporation, a long-time Royce favorite. The company is something of an anomaly in the energy industry because it runs multiple businesses, including oil and natural gas exploration and contract drilling of onshore oil and natural gas wells. Most energy companies focus on only one of these activities. We opted to sell our shares of Unit in Premier based on our own growing preference in the portfolio for companies involved in single lines of business. Slotted in Consumer Discretionary, Sotheby’s auctions fine art, antiques, and collectibles, along with brokering luxury residential real estate. A company we have owned a number of times dating back to 1992, we like its market share in a highly specialized niche.

Declining revenues and earnings kept investors from bidding up its shares in 2015, but we were content to hold a position at year-end. We also held a good-sized stake in footwear retailer Wolverine World Wide, which owns a suite of brands such as Merrell, Keds, and Hush Puppies. Sales and earnings have been disappointing, but we think the strength of its well-established names can help it regain its footing. We also held shares of mall-based casual clothing retailer The Buckle. Facing declining mall traffic and sluggish sales, the company has been executing well through a challenging period for retailers. Kennametal, from the machinery group, makes tools and tooling systems, focusing on the metalworking, mining, oil, and energy industries, all of which faced inhospitable industry conditions in 2015. Seeing the potential for steadier long-term growth elsewhere, we sold our shares.

As it was in the first half of the year, the Fund’s top contributor in 2015 was Cal-Maine Foods, the largest producer of eggs in the U.S. Egg prices more than doubled in anticipation of supply constraints caused by a serious outbreak of avian flu in the Midwest. This happened as quick-service restaurants were also broadening their breakfast offerings. We took gains as its price soared.

On a sector basis, poor stock selection in Information Technology, an overweight in Industrials, and an underweight in Health Care combined to detract most from calendar-year relative performance. For Information Technology, stock selection within the electronic equipment, instruments & components and semiconductors & semiconductor equipment industries proved troublesome. In Industrials, the primary problem was an overweight in machinery stocks, many of which experienced sizable declines due to concerns about slowing global growth. Stock picking was a notable relative advantage, on the other hand, in the Materials and Consumer Staples sectors.

Top Contributors to Performance For 2015 (%)[1]

Cal-Maine Foods	0.60

Fair Isaac	0.48

Pool Corporation	0.41

Stella-Jones	0.38

Jack Henry & Associates	0.36

[1] Includes dividends

Top Detractors from Performance For 2015 (%)[2]

Unit Corporation	-0.94

Sotheby’s	-0.73

Kennametal	-0.73

Wolverine World Wide	-0.72

Buckle (The)	-0.65

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We expect reversals in a number of trends that should help benefit a number of portfolio holdings over the next few years. Our own research and regular meetings with confident management teams have made us comfortable with a contrarian, pro-cyclical bias for the portfolio. Moreover, we suspect that the protracted leadership of growth over value stocks is likely to reverse in 2016 and believe that companies with better balance sheets will do well in an environment of elevated corporate bond spreads. We also expect the combined effects of these reversals to put the market’s focus squarely on the attributes we emphasize, which we think are overdue for recovery.

22 | The Royce Funds 2015 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYPRX RPFFX RPFIX RPRCX RPRRX RPRKX RPRWX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/15

	JUL-DEC 2015[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/31/91)

RPR	-11.38	-9.90	4.49	4.74	6.45	9.25	10.49	11.03

Annual Operating Expenses: 1.10%

[1]Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 12/31/15

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 99% of all 10-year periods; 82% of all 5-year periods; and 62% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	120/121	99%	11.6	7.2

5-year	149/181	82%	11.5	7.4

1-year	143/229	62%	12.5	10.2

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested On 12/31/91 as of 12/31/15 ($)

Top 10 Positions
% of Net Assets

Ritchie Bros. Auctioneers	2.7

Federated Investors Cl. B	2.7

Woodward	2.6

National Instruments	2.6

Lincoln Electric Holdings	2.6

MKS Instruments	2.5

Copart	2.4

Valmont Industries	2.3

IDEXX Laboratories	2.3

Morningstar	2.3

Portfolio Sector Breakdown
% of Net Assets

Industrials	31.2

Information Technology	19.6

Financials	14.1

Consumer Discretionary	11.6

Materials	7.3

Health Care	6.0

Energy	5.0

Consumer Staples	3.1

Miscellaneous	1.6

Cash and Cash Equivalents	0.5

Calendar Year Total Returns (%)

YEAR	RPR

2015	-9.9

2014	-0.9

2013	27.7

2012	11.4

2011	-0.9

2010	26.5

2009	33.3

2008	-28.3

2007	12.7

2006	8.8

2005	17.1

2004	22.8

2003	38.7

2002	-7.8

2001	9.6

Upside/Downside Capture Ratios
Periods Ended 12/31/15 (%)
	UPSIDE	DOWNSIDE

10-Year	92	92

From 12/31/91 (Start of Fund’s First Full Quarter)	92	74

Portfolio Diagnostics
Fund Net Assets	$2,617 million

Number of Holdings	60

Turnover Rate	13%

Average Market Capitalization[1]	$2,604 million

Weighted Average P/E Ratio[2,3]	18.9x

Weighted Average P/B Ratio[2]	2.3x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	88.1%

Non-U.S. Investments (% of Net Assets)	11.4%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/15).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Shares of RPR’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Annual Report to Shareholders | 23

MANAGER’S DISCUSSION
Royce Small-Cap Leaders Fund (ROH) (formerly Royce 100 Fund)

Lauren Romeo, CFA

FUND PERFORMANCE
Royce Small-Cap Leaders Fund (formerly Royce 100 Fund) was down 12.5% in 2015 versus a loss of 4.4% for its small-cap benchmark, the Russell 2000 Index, for the same period. For the year-to-date period ended June 30, 2015, the Fund fell 0.1% while its benchmark gained 4.8%. A far-reaching correction hit stocks in the third quarter, when the Fund fell 13.7% versus a decline of 11.9% for the small-cap index. During the fourth quarter’s recovery, the portfolio increased 1.5% versus a gain of 3.6% for the Russell 2000.

The year ended in much the same way it began—with narrow market leadership from mostly growth-oriented stocks, particularly in Health Care (though the fourth quarter also saw strength for more growth-oriented tech businesses). The lack of breadth was an issue, with one data point, we think, being especially telling: In 2015 the Russell 2000 lost 10.1% on an equal-weighted basis. In the year’s most noticeable exception to this pattern of narrow leadership—the third-quarter correction—small-cap value enjoyed a brief period of leadership. This short-lived phase was nonetheless encouraging to us—we suspect that contracting access to credit, lower equity returns, and reversion to the mean should all help to boost active approaches. We feel confident that our emphasis on what we believe are leading small-cap companies that have strong business models and competitive positions, superior balance sheets, and attractive prospects for growth can be successful. The Fund’s average annual total return for the since inception (6/30/03) period ended December 31, 2015 was 8.5%.

WHAT WORKED... AND WHAT DIDN’T
Five of the Fund’s eight equity sectors finished the year in negative territory, which compared favorably to the benchmark, where eight of 10 sectors declined in 2015. Consumer Discretionary, Financials, Industrials, Energy, and Materials all detracted from performance, with the first four groups posting the largest net losses. At the industry level, three groups were notably negative—energy equipment & services, capital markets, and specialty retail. On a position level, however, a chemical company was the Fund’s loss leader. Minerals Technologies provides minerals-based value-added products. Overall revenue growth has slowed in part due to tepid demand in steel and paper production—two of its key end markets. The decelerating pace of industrial growth in China also hurt during the second half of 2015 as that country has become a market of growing importance. Consistent with its history, management has maintained solid profit margins in the face of weaker sales. The company also authorized a share repurchase program in September, signaling a long-term confidence in the business which we share.

The Buckle is a mall-based casual clothing retailer whose business has been challenged by several factors, including the lack of compelling new jeans styles for women, some excess inventory, the unseasonably warm fall and winter, lower mall traffic, and rampant discounting, especially in the all-important fourth quarter. We like its long history of successful execution and shareholder-friendly capital allocations, such as the $1 per share special dividend the company paid in December in addition to its regular quarterly payout. From the Energy sector, Unit Corporation is involved in several businesses, including oil and natural gas exploration and contract drilling services. We sold our shares in the third quarter due to our higher conviction in other energy services names that we think are better positioned to generate high returns on invested capital over the long run.

The Fund’s top contributor was John Bean Technologies, which sidestepped the travails that many other industrial companies faced in 2015. The company manufacturers and services food processing and airport transportation equipment. A new CEO came on board in September 2013. He strengthened the management team which in turn has executed superbly on revenue growth and profit improvements. We reduced our position as its shares rose but held enough to make it a top-20 holding at year-end. We like its enviable market position, favorable long-term growth trends, attractive acquisition opportunities, and further room for margin expansion.

On a relative basis, the Fund was hurt most by Financials— specifically our underweight in banks and overweight in capital markets—as well as an underweight in Health Care and ineffective stock picking in Consumer Discretionary. Conversely, stock picking was a relative strength in Consumer Staples.

Top Contributors to Performance For 2015 (%)[1]

John Bean Technologies	1.12

ManpowerGroup	0.60

Orbotech	0.49

Sykes Enterprises	0.42

j2 Global	0.38

[1] Includes dividends

Top Detractors from Performance For 2015 (%)[2]

Minerals Technologies	-1.14

Buckle (The)	-1.08

Unit Corporation	-0.93

Saia	-0.90

Veeco Instruments	-0.78

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We expect reversals in a number of trends that should help benefit a number of portfolio holdings over the next few years. Our own research and regular meetings with confident management teams have made us comfortable with a contrarian, pro-cyclical bias for the portfolio. Moreover, we suspect that the protracted leadership of growth over value stocks is likely to reverse in 2016 and that companies with better balance sheets will do well in an environment of elevated corporate bond spreads. We also expect the combined effects of these reversals to put the market’s focus squarely on the attributes we emphasize, which we think are overdue for recovery.

24 | The Royce Funds 2015 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYOHX ROHHX ROHRX ROHKX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/15

	JUL-DEC 2015[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (6/30/03)

ROH	-12.40	-12.50	3.47	2.92	5.57	8.52

Annual Gross Operating Expenses: 1.52% Annual Net Operating Expenses: 1.49%

[1]Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
 Since Inception Through 12/31/15

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 81% of all 10-year periods; 67% of all 5-year periods; and 45% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	25/31	81%	9.4	8.4

5-year	61/91	67%	8.3	6.9

1-year	63/139	45%	10.6	10.4

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested On 6/30/03 as of 12/31/15 ($)

Top 10 Positions
% of Net Assets

Genworth MI Canada	3.0

Buckle (The)	3.0

Artisan Partners Asset Management Cl. A	2.9

MKS Instruments	2.8

Thor Industries	2.7

Lazard Cl. A	2.5

Gentex Corporation	2.4

Bio-Techne	2.4

Genesco	2.4

Saia	2.4

Portfolio Sector Breakdown
% of Net Assets

Industrials	23.2

Information Technology	19.7

Consumer Discretionary	16.1

Financials	15.3

Health Care	5.9

Materials	5.4

Energy	4.9

Consumer Staples	4.6

Miscellaneous	1.3

Cash and Cash Equivalents	3.6

Calendar Year Total Returns (%)

YEAR	ROH

2015	-12.5

2014	-3.3

2013	30.9

2012	11.5

2011	-6.5

2010	24.8

2009	38.0

2008	-29.2

2007	7.3

2006	13.7

2005	14.9

2004	27.2

Upside/Downside Capture Ratios
Periods Ended 12/31/15 (%)
	UPSIDE	DOWNSIDE

10-Year	93	99

From 6/30/03 (Start of Fund’s First Full Quarter)	95	97

Portfolio Diagnostics

Fund Net Assets	$110 million

Number of Holdings	73

Turnover Rate	64%

Average Market Capitalization[1]	$1,689 million

Weighted Average P/E Ratio[2,3]	14.7x

Weighted Average P/B Ratio[2]	2.0x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	81.3%

Non-U.S. Investments (% of Net Assets)	15.1%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/15).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2016. Shares of ROH’s R Class bear an annual distribution expense that is higher than that of the Service Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Annual Report to Shareholders | 25

MANAGER’S DISCUSSION
Royce Small-Cap Value Fund (RVV)

Jay Kaplan, CFA

FUND PERFORMANCE
Royce Small-Cap Value Fund lost 11.5% in 2015 versus a decline of 4.4% for its small-cap benchmark, the Russell 2000 Index for the same period. For the year-to-date period ended June 30, 2015, the Fund rose 1.0%, compared to an advanced of 4.8% for the small-cap index. In the third quarter’s sweeping correction, Small-Cap Value lost 10.9% while the Russell 2000 was down 11.9%. Small-caps stocks began to recover in October and November, though in general growth companies outpaced their value counterparts. The Fund was down 1.6% for the fourth quarter compared to a 3.6% gain for the Russell 2000. The year proved challenging for strategies focused on valuation, profitability, and out-of-favor companies. Our large weightings in Consumer and Energy stocks and slight exposure to the bio-pharma complex were major factors in underperformance. We are, however, guardedly optimistic looking ahead and were pleased that the Fund beat the Russell 2000 for the since inception (6/14/01) period ended December 31, 2015. Royce Small-Cap Value’s average annual total return since inception was 9.1%.

WHAT WORKED... AND WHAT DIDN’T
Five of the Fund’s eight equity sectors finished 2015 in the red. The most significant net losses came from holdings in Consumer Discretionary, which also detracted most from relative results by a sizable margin. Both absolute and relative results were hurt by significant exposure to this sector’s specialty retail group. A longstanding area of focus, the prospects for many retailers began to look even more attractive in 2014 when oil prices began to decline because consumers often spend more on discretionary purchases when energy prices are low. Following a very difficult holiday season for retailers, we are being patient, confident in the financial strength, management expertise, and previous operational success of our holdings.

Casual clothing retailer The Buckle, a long-term core holding, detracted most in the specialty retail group and third-most in the portfolio as a whole in 2015. Its shares suffered chiefly from the sorry state of mall traffic, which extended into the normally robust holiday shopping season. Our confidence in its capable management team, long history of success, and ability to execute effectively during a very trying period for its industry helped make it the Fund’s second-largest position at year-end. Net losses for the Industrials and Energy sectors also tested our patience and conviction. The energy equipment & services group posted large net losses. While our overweight in this group also hampered relative results, our stock selection was a strength vis-à-vis the benchmark. Unit Corporation is a long-time holding. A contract driller, Unit also explores for and produces oil and natural gas, and engages in midstream activities. It has been executing effectively through a painful period for its industry and with access to capital becoming an issue for leveraged energy businesses, the company is operating within its own internal cash flow generation. Shares of residential mortgage insurer Genworth MI Canada often move with the direction of energy prices, and ongoing concerns about mortgage losses in energy-dominated western Canada continued to push its price down. Ever contrarian, we suspect the bulk of those losses have already been reflected in the stock price. It was our third-largest holding at year end. Within Industrials, the road & rail group was the third-largest detractor at the industry level, and its biggest net loss came from top-10 holding Saia, a trucking company serving the retail, petrochemical, and manufacturing industries—all of which were slow in 2015.

In addition to those factors already mentioned, stock selection and a substantial underweight in Financials hurt relative performance, as did a significant underweight in Health Care, our overweight in Energy, and ineffective stock selection in Information Technology. Health Care was the top-performing small-cap sector in 2015, but with many health-related companies having no earnings, the sector was not a significant area of investment for the portfolio. Conversely, strong stock selection made Materials and Consumer Staples relative strengths, though the latter’s advantage was more modest.

Top Contributors to Performance For 2015 (%)[1]

Fabrinet	0.84

Innospec	0.44

Steven Madden	0.41

Convergys Corporation	0.41

Westlake Chemical	0.40

[1] Includes dividends

Top Detractors from Performance For 2015 (%)[2]

Unit Corporation	-1.49

Saia	-1.43

Buckle (The)	-1.21

Genworth MI Canada	-1.14

Deckers Outdoor	-1.10

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Early in 2016, both the economic and equity fronts looked even more uncertain than usual, especially when the increasingly troubled junk bond market and geopolitical risks were factored in. However, this pessimism about the near term makes us more confident in the long term. Until recently (as well as during the fall of 2015) the general state of small-cap valuations did not look very attractive. The recent contractions in share values, however, have created some potentially promising opportunities. It also appears that the “leverage is good” era has come to a close, which we believe should benefit the kind of conservatively capitalized, free-cash-flow-generating companies that we seek for the portfolio. As we wait for many underperforming holdings to turn around, we maintained a significant overweight in Consumer Discretionary at the end of 2015, as we did in Information Technology and Industrials—two sectors where the portfolio was diversified across a number of industries at the year-end.

26 | The Royce Funds 2015 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYVFX RVVHX RVFIX RVFCX RVVRX RVFKX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/15

	JUL-DEC 2015[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (6/14/01)

RVV	-12.40	-11.51	4.17	2.77	5.15	9.14

Annual Operating Expenses: 1.45%

[1] Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Inception Through 12/31/15

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 80% of all 10-year periods; 66% of all 5-year periods; and 58% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	44/55	80%	10.4	8.2

5-year	76/115	66%	10.4	8.3

1-year	95/163	58%	12.4	10.6

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 6/14/01 as of 12/31/15 ($)

Top 10 Positions
% of Net Assets

PC Connection	3.1

Buckle (The)	3.1

Genworth MI Canada	3.0

Brocade Communications Systems	3.0

Matrix Service	3.0

Fabrinet	3.0

DSW Cl. A	3.0

Saia	2.9

Alamo Group	2.9

Vishay Intertechnology	2.9

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	27.3

Industrials	21.3

Information Technology	21.2

Financials	14.8

Energy	5.6

Consumer Staples	3.8

Materials	2.7

Health Care	0.2

Miscellaneous	1.6

Cash and Cash Equivalents	1.5

Calendar Year Total Returns (%)

YEAR	RVV

2015	-11.5

2014	-0.0

2013	27.8

2012	9.6

2011	-7.4

2010	25.0

2009	44.7

2008	-34.2

2007	3.8

2006	16.8

2005	17.2

2004	30.9

2003	54.3

2002	-23.5

Upside/Downside Capture Ratios
Periods Ended 12/31/15 (%)
	UPSIDE	DOWNSIDE

10-Year	95	104

From 6/30/01 (Start of Fund’s First Full Quarter)	105	96

Portfolio Diagnostics
Fund Net Assets	$523 million

Number of Holdings	65

Turnover Rate	60%

Average Market Capitalization[1]	$1,165 million

Weighted Average P/E Ratio[2,3]	13.5x

Weighted Average P/B Ratio[2]	1.5x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	92.4%

Non-U.S. Investments (% of Net Assets)	6.1%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/15).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Shares of RVV’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Annual Report to Shareholders | 27

MANAGER’S DISCUSSION
Royce Smaller-Companies Growth Fund (RVP)

Chip Skinner, CFA

FUND PERFORMANCE
Royce Small-Companies Growth Fund was down 1.8% in 2015, ahead of its small-cap benchmark, the Russell 2000 Index, which declined 4.4% for the same period. Negative results are never welcome, but in our view losing less than the benchmark in a volatile down year was notable for a portfolio emphasizing growth at a reasonable price. The second half was difficult, however. The Fund increased 8.9% for the year-to-date period ended June 30, 2015, ahead of the small-cap index, which rose 4.8% for the same period. Stocks then corrected steeply in the third quarter, when Smaller-Companies Growth dropped 11.1%, losing slightly less than the Russell 2000, which slid 11.9%. The fourth quarter saw a rebound for many equities, with small-cap growth taking back leadership from value. The Fund fell behind its benchmark in the period, advancing 1.4% versus a 3.6% increase for the Russell 2000. In addition to its calendar-year advantage, the Fund also outperformed the Russell 2000 for the since inception (6/14/01) period ended December 31, 2015. Smaller-Companies Growth Fund’s average annual total return since inception was 11.2%.

WHAT WORKED... AND WHAT DIDN’T
First-half dominance and a fourth-quarter recovery made Health Care the top-performing sector for the Russell 2000 in 2015. It was also the Fund’s top contributor on both an absolute and relative basis—by a comfortable margin. Net gains from holdings in three industry groups—biotech, life sciences tools & services, and health care equipment & supplies—helped to drive results in 2015. On an individual position basis, two of the portfolio’s top-five performers (and four of its top-10) came from the sector. The leading position was Anacor Pharmaceuticals (as it was for 2015’s first half). Its shares appreciated early in 2015 with the successful launch of its first commercial product, Kerydin, a topical antifungal medication. The market also liked the positive top-line results from two pivotal Phase 3 studies of Crisaborole, a topical treatment for atopic dermatitis. We trimmed our shares as its price rose, though we held a good-sized stake at year-end. We acted in a similar fashion with Cambrex Corporation, a life sciences company that provides active pharmaceutical ingredients (“APIs”) for the pharmaceuticals industry. Pharmaceuticals companies typically outsource around 50% of their API business, and Cambrex has one of the best reputations in this attractive niche. Its shares first began to grow noticeably healthy in February after the company reported terrific results for the fourth quarter and fiscal 2015.

Elsewhere in the portfolio, shares of Paylocity Holding Corporation rallied after the company reported strong revenue growth for the first quarter and raised guidance for the full year. We continue to see ample growth potential for this cloud-based software provider specializing in payroll and human resources. As the price of LED lighting and control systems specialist Acuity Brands climbed, we chose to reduce our position.

Four sectors detracted from results in 2015—Consumer Discretionary, Energy, Consumer Staples, and Materials. The first hurt most, courtesy of two stocks for which our expectations had been high. The Container Store Group operates specialty retail stores that offer storage and organizational products. It was subject to the same woes that affected many retailers—sluggish sales and choosy shoppers—but also executed poorly on promotions and other key operations. After enduring a series of share price declines, we were reevaluating our position at the end of 2015. We were more sanguine about the “reboot” potential for Boot Barn Holdings, increasing our position in the year’s second half. The company sells western and work gear and is so far surviving a very challenging period for its industry by hanging onto market share. Historically a big seller in energy-rich areas of the U.S., we like its long-term prospects—consistent with our cautiously optimistic outlook for the U.S. consumer. We sold our position in Sierra Wireless, which provides wireless data communications equipment, after rethinking our exposure to component makers and choosing to give greater emphasis to services providers in the burgeoning M2M (machine-to-machine) area.

In addition to Health Care providing a significant relative edge, Industrials also made a sizable relative contribution, keyed by strong results for our selections in machinery stocks. In Consumer Discretionary the portfolio was hurt mostly by stock selection and less so by the sector’s substantial overweight while ineffective stock selection was the major factor in underperformance for Consumer Staples.

Top Contributors to Performance For 2015 (%)[1]

Anacor Pharmaceuticals	1.99

Cambrex Corporation	1.19

Paylocity Holding Corporation	0.99

Acuity Brands	0.96

Manhattan Associates	0.60

[1] Includes dividends

Top Detractors from Performance For 2015 (%)[2]

Container Store Group (The)	-2.33

Sierra Wireless	-0.95

Boot Barn Holdings	-0.83

United Natural Foods	-0.60

SunOpta	-0.55

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We expect economic growth to continue at the same bumpy, slow-growth way that characterized 2015. Portfolio positioning has therefore not changed dramatically. We scaled back on a number of Health Care companies in the second half, mostly in biotech and, to a lesser degree, in pharmaceuticals as it became clear that these areas were pressured. However, we still see ample growth potential in areas such as drug development, medical devices, specialty pharma, and genetic testing. We expect spending on technology to increase in 2016, which gives us confidence in the fundamentals for a number of industries. We also see opportunities in Financials, particularly in banks, which should be helped by the recent rate increase.

28 | The Royce Funds 2015 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYVPX RVPHX RVPCX RVPIX RVPRX RVPKX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/15

	JUL-DEC 2015[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (6/14/01)

RVP	-9.86	-1.82	10.57	7.00	5.59	11.16

Annual Operating Expenses: 1.45%

[1] Not Annualized

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 6/14/01 as of 12/31/15 ($)

Top 10 Positions
% of Net Assets

Paylocity Holding Corporation	2.8

Zealand Pharma	2.7

Mercury Systems	2.6

Container Store Group (The)	2.2

Acuity Brands	2.0

Carter’s	2.0

KUKA	2.0

Mobile Mini	1.9

Enterprise Financial Services	1.8

Tractor Supply	1.8

Portfolio Sector Breakdown
% of Net Assets

Information Technology	20.4

Health Care	19.2

Consumer Discretionary	18.7

Financials	12.4

Industrials	12.3

Consumer Staples	4.2

Energy	2.9

Telecommunication Services	1.8

Materials	1.7

Miscellaneous	4.6

Cash and Cash Equivalents	1.8

Calendar Year Total Returns (%)

YEAR	RVP

2015	-1.8

2014	3.9

2013	32.5

2012	15.3

2011	-10.0

2010	19.7

2009	41.4

2008	-41.1

2007	3.2

2006	19.3

2005	13.2

2004	28.2

2003	79.9

2002	-14.7

Upside/Downside Capture Ratios
Periods Ended 12/31/15 (%)
	UPSIDE	DOWNSIDE

10-Year	98	106

From 6/30/01 (Start of Fund’s First Full Quarter)	116	99

Portfolio Diagnostics

Fund Net Assets	$604 million

Number of Holdings	96

Turnover Rate	45%

Average Market Capitalization[1]	$1,411 million

Weighted Average P/E Ratio[2,3]	29.6x

Weighted Average P/B Ratio[2]	3.0x

3-5 Year EPS Growth (est.)	19.7%

Active Share[4]	95%

U.S. Investments (% of Net Assets)	81.2%

Non-U.S. Investments (% of Net Assets)	17.0%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (26% of portfolio holdings as of 12/31/15).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of RVP’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Annual Report to Shareholders | 29

MANAGERS’ DISCUSSION
Royce Special Equity Fund (RSE)

Charlie Dreifus, CFA Steven McBoyle, CPA, CA

FUND PERFORMANCE
Royce Special Equity Fund was down 12.4% in 2015, underperforming its small-cap benchmark, the Russell 2000 Index, which declined 4.4% for the same period. For the year-to-date period ended June 30, 2015, the Fund was down 0.5% versus an advance of 4.8% for the small-cap index, which was disproportionately led by non-earning, lowest ROE quintile, and non-yielding companies—none of which meet the standards we’ve established for our classic value approach. During the widespread downturn that shook the markets in the third quarter, the Fund lost only slightly less than the Russell 2000, down 11.3% versus the benchmark’s 11.9% slide. Share prices recovered somewhat in the fourth quarter but the portfolio was down 0.6% while the Russell 2000 increased 3.6%. 2015 was the first calendar year since we joined Royce in 1998 during which the Fund underperformed the small-cap index when the latter had a negative return. It was also a more difficult year for small-caps than the benchmark’s return might show—on an equal-weighted basis, the Russell 2000 was down 10.1% in 2015. We were pleased, though, that the Fund beat the Russell 2000 for the 10-, 15-year, and since inception (5/01/98) periods ended December 31, 2015. Special Equity’s average annual total return since inception was 8.4%.

WHAT WORKED... AND WHAT DIDN’T
Six of the Fund’s eight equity sectors posted net losses in 2015, which was better than the index, where eight of 10 sectors were under water. Net losses for Consumer Discretionary more than doubled those of the portfolio’s next-worst, Industrials. The bulk of the losses came from the specialty retail industry including three of the portfolio’s four largest holdings: Bed, Bath & Beyond, which sells primarily domestics merchandise and home furnishings, casual clothing retailer The Buckle, and The Finish Line, which sells brand name athletic and leisure footwear. We held large stakes in each at the end of 2015. Consumption is doing all right. A new phrase—secular rejuvenation—is being used to describe the improving consumer situation in the U.S. Real incomes, as well as expectations, have risen, and perhaps more important is the fact that household formations picked up in 2015 and many expect them to rise again in 2016. Prospects for the 2016 economy also got a boost late in December when Congress increased spending and cut business taxes, a common occurrence ahead of elections. These actions could add 0.7% to U.S. GDP in 2016.

Industrials also posted a substantial net loss, keyed in part by net losses for L.B. Foster Company, which manufactures, fabricates, and distributes rail and trackwork piling, highway products, earth wall systems, and tubular products for the rail, mining, and construction industries. We sold the last of our shares in October. The Fund’s largest holding at year end, UniFirst Corporation also detracted from results. The company provides workplace uniforms and protective clothing in the U.S. and Canada. A large and diverse sector, Industrials was also home to the portfolio’s top contributor in 2015, long-time holding National Presto Industries. The company runs a diverse number of manufacturing businesses, including defense products, housewares and small appliances, and absorbent products. Net losses in Information Technology came from the electronic equipment, instruments & components and were spread among several holdings, including AVX Corporation (our second-largest holding at year-end), Park Electrochemical, and Anixter International.

Relative results were hampered primarily by both our overweight and stock selection in Consumer Discretionary, with ineffective choices and a substantially larger weighting in specialty retail hurting most. Stock selection was the chief culprit in Information Technology while the portfolio’s significant underweight in both Financials and Health Care also detracted meaningfully from relative performance in 2015. By contrast, stock selection in Consumer Staples and Materials were bright spots while low exposure to Energy also helped in the calendar year period. The first of these sectors included one of the portfolio’s top net gainers for 2015, independent leaf tobacco merchant Universal Corporation. Both absolute and relative success for Materials came from Neenah Paper, a global manufacturer of premium, performance-based papers and specialty products with manufacturing operations in the U.S. and Germany. Semiconductor test product maker and services business Teradyne also helped on both an absolute and relative basis.

Top Contributors to Performance For 2015 (%)[1]

National Presto Industries	0.64

Universal Corporation	0.50

Teradyne	0.25

Neenah Paper	0.23

Scholastic Corporation	0.14

[1] Includes dividends

Top Detractors from Performance For 2015 (%)[2]

Bed Bath & Beyond	-2.42

Foster (L.B.) Company	-1.24

Buckle (The)	-1.18

Finish Line (The) Cl. A	-1.14

UniFirst Corporation	-1.09

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
2015 offered a potent reminder of how humbling this business can be. We have always ordered pencils with erasers to account for our mistakes knowing that our process does not work in all markets—it is not the Rosetta Stone. However, against the backdrop of tepid demand for equities, particularly from individual investors who have endured two major market declines in the past 15 years, wide-scale multiple expansion looks unlikely. In our view, this highlights the case for the kind of bottom up, granular security selection that has always distinguished our disciplined and contrarian approach. We remained overweight at the end of 2015 in Consumer Discretionary, Industrials, and Materials while maintaining significantly lower exposure to Financials and Health Care.

30 | The Royce Funds 2015 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYSEX RSEFX RSEIX RSQCX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/15

	JUL-DEC 2015[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (5/1/98)

RSE	-11.89	-12.36	4.65	5.76	6.91	10.10	8.38

Annual Operating Expenses: 1.12%

[1] Not Annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
Since Inception Through 12/31/15

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods and 83% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	92/92	100%	0.56	0.32

5-year	126/152	83%	0.69	0.41

1 Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 5/1/98 as of 12/31/15 ($)

Top 10 Positions
% of Net Assets
UniFirst Corporation	9.7

AVX Corporation	7.0

Bed Bath & Beyond	5.7

Children’s Place	4.9

Meredith Corporation	4.9

Neenah Paper	4.9

Standard Motor Products	4.8

Scholastic Corporation	4.4

Hubbell Cl. B	4.2

Weis Markets	3.7

Portfolio Sector Breakdown
% of Net Assets
Consumer Discretionary	38.7

Industrials	26.3

Information Technology	13.9

Materials	11.5

Consumer Staples	6.9

Financials	1.6

Cash and Cash Equivalents	1.1

Calendar Year Total Returns (%)
YEAR	RSE

2015	-12.4

2014	1.1

2013	29.4

2012	15.4

2011	0.1

2010	19.6

2009	28.4

2008	-19.6

2007	4.7

2006	14.0

2005	-1.0

2004	13.9

2003	27.6

2002	15.3

2001	30.7

Upside/Downside Capture Ratios
Periods Ended 12/31/15 (%)
	UPSIDE	DOWNSIDE

10-Year	79	69

From 6/30/98 (Start of Fund’s First Full Quarter)	72	50

Portfolio Diagnostics

Fund Net Assets	$1,462 million

Number of Holdings	43

Turnover Rate	15%

Average Market Capitalization[1]	$1,468 million

Weighted Average P/E Ratio[2,3]	13.5x

Weighted Average P/B Ratio[2]	1.7x

Active Share[4]	98%

U.S. Investments (% of Net Assets)	98.9%

Non-U.S. Investments (% of Net Assets)	0.0%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/15).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Shares of RSE’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Annual Report to Shareholders | 31

MANAGERS’ DISCUSSION
Royce Special Equity Multi-Cap Fund (RSM)

Charlie Dreifus, CFA Steven McBoyle, CPA, CA

FUND PERFORMANCE
Royce Special Equity Multi-Cap Fund was down 13.6% in 2015, underperforming its large-cap benchmark, the Russell 1000 Index, which was up 0.9% for the same period. For the year-to-date period ended June 30, 2015, the Fund was down 3.1% versus an advance of 1.7% for the large-cap index, which was disproportionately led by non-earning, lowest ROE quintile, and non-yielding companies—none of which meet the standards we’ve established for our classic value approach. During the widespread downturn that shook the markets in the third quarter, the Fund lost 11.2% versus the benchmark’s 6.8% slide. Share prices recovered somewhat in the fourth quarter when the portfolio increased 0.9% while the Russell 1000 advanced 6.5%. The Fund’s average annual total return for the identical five-year/since inception (12/31/10) period ended December 31, 2015 was 9.0%.

Altogether, we are happy to say, “Good bye and good riddance” to 2015. For the market overall, the year was a wild ride to nowhere. The S&P 500 averaged its highest number of intraday swings since 2008. Since February 2007 the cheapest stocks in the U.S. have lagged their more expensive counterparts by 2.6% annually, an eight-year and seven-month stretch of underperformance that is the longest losing streak on record going back to 1926. Our approach was rejected by the market in favor of more expensive stocks. Indeed, it was a bad year for penny-pinchers and bargain hunters—growth stocks trounced value stocks. There have been times before when the market has not behaved in a businesslike fashion. We are used to this, having seen it several times during our career. Yet this felt different. Nonetheless, we are still in a free market, a capitalistic economy where the rules of business and economic reality ultimately prevail. We have no doubt about this.

WHAT WORKED... AND WHAT DIDN’T
Six of the Fund’s seven equity sectors posted net losses in 2015, though none were as steep as those in Consumer Discretionary, which more than quadrupled those of the portfolio’s next-worse sector, Financials. The bulk of the sector’s losses came from the specialty retail industry, including two of the portfolio’s five largest loss leaders: top-five holding Bed, Bath & Beyond, which operates stores that sell primarily domestics merchandise and home furnishings, and retailer The Gap, which we sold in October. Stocks in the sector’s multiline retail and media groups also fared poorly. Our only position in the first of these industries is department store retailer Nordstrom, which was our fourth-largest holding at year-end. Within the media group, both entertainment content company Viacom and television and Internet business operator Scripps Networks Interactive disappointed. We held shares in each at the end of 2015. In Financials, the biggest detractor was Franklin Resources, which does business as Franklin Templeton Investments and provides investment advisory services to mutual fund, retirement, institutional, and separate accounts. We sold the last of our shares in December.

Relative results were substantially hampered by stock selection in Consumer Discretionary. Ineffective stock selection hurt most in three industries—specialty retail, multiline retail, and media. The portfolio’s capital markets holdings in Financials also detracted, as did stock selection in Information Technology and Industrials. Low exposure to Energy was a bright spot in calendar-year relative performance. For positive developments on an absolute basis, two top-10 positions contributed meaningfully—software giant Microsoft Corporation and auto parts maker Lear Corporation.

Top Contributors to Performance For 2015 (%)[1]

Microsoft Corporation	1.33

Lear Corporation	1.12

ManpowerGroup	0.78

Quest Diagnostics	0.51

Raytheon Company	0.34

[1] Includes dividends

Top Detractors from Performance For 2015 (%)[2]

Bed Bath & Beyond	-2.54

Nordstrom	-2.11

Viacom Cl. B	-2.06

Franklin Resources	-1.34

Gap (The)	-1.29

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Consumption is doing all right. A new phrase—secular rejuvenation—is being used to describe the improving consumer situation in the U.S. Real incomes, as well as expectations, have risen, and perhaps more important is the fact that household formations picked up in 2015 and many expect them to rise again in 2016. The 2016 economy also got a boost late in December when Congress increased spending and cut business taxes, a common occurrence ahead of elections. These actions could add 0.7% to U.S. GDP in 2016.

2015 offered a potent reminder of how humbling this business can be. We have always ordered pencils with erasers to account for our mistakes knowing that our process does not work in all markets—it is not the Rosetta Stone. However, against the backdrop of tepid demand for equities, particularly from individual investors who have endured two major market declines in the past 15 years, wide-scale multiple expansion looks unlikely. In our view, this highlights the case for the kind of bottom up, granular security selection that has always distinguished our disciplined and contrarian approach. We are pleased with the high cap rates and returns on invested capital of our holdings. In our view this makes many of them feel like positive events waiting to happen. We also believe 2015 was an outlier, a highly anomalous year for equity performance and so we see the potential for better times for disciplined contrarians like ourselves. At the end of 2015, we remained substantially overweight in Consumer Discretionary and Industrials, and had significant exposure to Information Technology. We held no positions in Consumer Staples, Energy, Financials, Telecommunication Services, or Utilities and had very little exposure to Financials and Health Care.

32 | The Royce Funds 2015 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RSEMX RSMCX RMUIX RSMLX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/15

	JUL-DEC 2015[1]	1-YR	3-YR	SINCE INCEPTION (12/31/10)

RSM	-10.84	-13.64	8.75	9.00

Annual Gross Operating Expenses: 1.34%	Annual Net Operating Expenses: 1.24%

[1] Not Annualized

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 12/31/10 as of 12/31/15 ($)

Top 10 Positions
% of Net Assets

Cisco Systems	7.8

Apple	6.8

ManpowerGroup	6.2

Nordstrom	5.7

Bed Bath & Beyond	5.7

Genuine Parts	5.6

Microsoft Corporation	5.3

Illinois Tool Works	4.8

T. Rowe Price Group	4.8

Lear Corporation	4.4

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	33.9

Industrials	32.7

Information Technology	22.8

Financials	4.8

Health Care	0.6

Cash and Cash Equivalents	5.2

Calendar Year Total Returns (%)

YEAR	RSM

2015	-13.6

2014	9.3

2013	36.3

2012	11.6

2011	7.2

Upside/Downside Capture Ratios
Periods Ended 12/31/15 (%)

	UPSIDE	DOWNSIDE

From 12/31/10 (Start of Fund’s First Full Quarter)	83	104

Portfolio Diagnostics

Fund Net Assets	$135 million

Number of Holdings	28

Turnover Rate	31%

Average Market Capitalization[1]	$23,864 million

Weighted Average P/E Ratio[2,3]	14.3x

Weighted Average P/B Ratio[2]	3.3x

Active Share[4]	91%

U.S. Investments (% of Net Assets)	94.8%

Non-U.S. Investments (% of Net Assets)	0.0%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/15).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Classes’s net annual operating expenses, (excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.24% through April 30, 2016. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 1000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Annual Report to Shareholders | 33

MANAGERS’ DISCUSSION
Royce Total Return Fund (RTR)

Chuck Royce Jay Kaplan, CFA

FUND PERFORMANCE
Royce Total Return Fund was down 7.2% in 2015, underperforming its small-cap benchmark, the Russell 2000 Index, which was down 4.4% for the same period. The year began with a strong run for Health Care stocks. For the year-to-date period ended June 30, 2015, the Fund advanced a modest 0.7%, lagging its small-cap benchmark, the Russell 2000 Index, which gained 4.8% for the same period. During the sweeping correction that shook markets in the third quarter, Total Return lost less than the Russell 2000, down 9.6% versus a decline of 11.9%. When small-caps rebounded in the fourth quarter, however, sentiment swung back to growth, primarily to Health Care and more growth-oriented technology. For the quarter, Total Return advanced 1.9% versus a 3.6% gain for the small-cap index.

It was undoubtedly a difficult year. In fact, 2015 marked the first calendar year in its more-than-20 year history that Total Return lost to the small-cap index when the latter was in negative territory. Yet the context is critical. The portfolio trailed its benchmark when returns were positive and outpaced it when small-caps reversed—consistent with its history. For example, from the 2015 small-cap high on June 23 through year-end, the Fund lost 10.7% versus a slide of 11.6% for the Russell 2000. In addition, the Fund maintained a relative edge for longer-term periods. Total Return outpaced the Russell 2000 for the 15-, 20-year, and since inception (12/15/93) periods ended December 31, 2015. Its average annual total return since inception was 10.3%, a notable result that makes us quite proud.

WHAT WORKED... AND WHAT DIDN’T
Six of the Fund’s 10 equity sectors posted net losses in 2015, with three posting markedly large net losses—Industrials, Energy, and Consumer Discretionary. The first of these is a broad and diverse group that remains one of the Fund’s mainstays. Seven of the sector’s 12 industries in which we held positions finished the year in the red, with machinery and commercial services & supplies detracting most. However, energy equipment & services group posted the biggest net losses for the portfolio as a whole on an industry basis. Many Industrials companies were challenged in 2015 by concerns over the slowing pace of global economic growth while Energy was hampered by consistently soft commodity prices that received no support from producers determined to keep pumping oil. Uncertainty over near-term global economic prospects only made it easier for investors to avoid these sectors.

Aiming to high-grade those holdings with commodity exposure, we parted ways with Tidewater, which provides marine service vessels to offshore energy companies in October. While initially pleased with the way it had been executing through this rough period for the energy business, we grew increasingly concerned about the depth of its ongoing losses and chose to sell. The same impulse toward higher quality led us to increase our stake in longtime favorite SEACOR Holdings, which provides marine transportation equipment and logistics services primarily for energy companies. SEACOR has a history of opportunistic purchases in prior down markets and, while it too has endured losses of late, we have been pleased with the way the company has managed its business during this time.

Within Consumer Discretionary, holdings in the specialty retail category detracted most, led by two companies with which we are very familiar. The Buckle is a mall-based casual clothing retailer that struggled with reduced store traffic and consequent lower sales. Having owned shares for more than a decade, we were confident in its long-term prospects. We had a similar estimate of specialty footwear retailer DSW and department store operator Dillard’s (from the multiline retail group). On the positive side, insurance was the portfolio’s top-performing industry, led by number-two holding and top contributor Markel Corporation. A longstanding favorite, insurance was home to the Fund’s three largest positions at year-end.

Information Technology, Health Care, and Financials detracted most on a relative basis for the year. For Information Technology, the issues were underweighting the strongly performing software industry and disappointing stock selection in the communications equipment group. In Health Care, our underweight was a negative factor while in Financials the situation was more nuanced. We were hurt by our underweight in banks, an overweight in capital markets, and poor stock selection in diversified financial services and thrifts & mortgage finance companies. In contrast, Consumer Staples and Materials were the strongest relative contributors, driven in both cases by superior stock selection.

Top Contributors to Performance For 2015 (%)[1]

Markel Corporation	0.29

A. O. Smith Corporation	0.22

SEI Investments	0.15

LSI Industries	0.15

ManpowerGroup	0.14

[1] Includes dividends

Top Detractors from Performance For 2015 (%)[2]

Tidewater	-0.37

Buckle (The)	-0.28

SEACOR Holdings	-0.27

DSW Cl. A	-0.24

Dillard’s Cl. A	-0.23

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We expect reversals in a number of trends that should help benefit many portfolio holdings over the next few years. Our own research and regular meetings with confident management teams have made us comfortable with a contrarian, pro-cyclical bias for the portfolio. Moreover, we suspect that the protracted leadership of growth over value stocks is likely to reverse in 2016 and believe that companies with better balance sheets will do well in an environment of elevated corporate bond spreads. We also expect the combined effects of these reversals to put the market’s focus squarely on the attributes we emphasize, which we think are overdue for recovery.

34 | The Royce Funds 2015 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYTRX RYTFX RTRIX RYTCX RTRRX RTRKX RTRWX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/15

	JUL-DEC 2015[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/15/93)

RTR	-7.88	-7.19	7.68	7.03	5.86	8.28	9.82	10.30

Annual Operating Expenses: 1.19%

[1] Not Annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
20 Years Through 12/31/15

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 98% of all 10-year periods and 92% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	118/121	98%	0.52	0.32

5-year	167/181	92%	0.61	0.36

[1]Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 126 for additional information.

Value of $10,000
Invested on 12/15/93 as of 12/31/15 ($)

Top 10 Positions
% of Net Assets

E-L Financial	1.4

Markel Corporation	1.4

Erie Indemnity Cl. A	1.3

Owens & Minor	1.2

HEICO Corporation	1.2

ManpowerGroup	1.2

Balchem Corporation	1.2

Gentex Corporation	1.2

Quaker Chemical	1.1

Ritchie Bros. Auctioneers	1.1

Portfolio Sector Breakdown
% of Net Assets

Financials	26.4

Industrials	22.1

Consumer Discretionary	12.8

Materials	11.2

Information Technology	7.8

Health Care	6.6

Consumer Staples	4.4

Energy	2.4

Utilities	2.0

Telecommunication Services	1.1

Miscellaneous	2.0

Corporate Bond	0.1

Cash and Cash Equivalents	1.1

Calendar Year Total Returns (%)

YEAR	RTR

2015	-7.2

2014	1.3

2013	32.8

2012	14.4

2011	-1.7

2010	23.5

2009	26.2

2008	-31.2

2007	2.4

2006	14.5

2005	8.2

2004	17.5

2003	30.0

2002	-1.6

2001	14.8

Upside/Downside Capture Ratios
Periods Ended 12/31/15 (%)
	UPSIDE	DOWNSIDE

10-Year	83	83

From 12/31/93 (Start of Fund’s First Full Quarter)	81	57

Portfolio Diagnostics

Fund Net Assets	$2,856 million

Number of Holdings	304

Turnover Rate	11%

Average Market Capitalization[1]	$1,929 million

Weighted Average P/E Ratio[2,3]	16.9x

Weighted Average P/B Ratio[2]	1.8x

Active Share[4]	91%

U.S. Investments (% of Net Assets)	85.6%

Non-U.S. Investments (% of Net Assets)	13.3%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/15).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of RTR’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Annual Report to Shareholders | 35

Schedules of Investments

Royce Dividend Value Fund
Common Stocks – 98.7%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 9.5%
AUTO COMPONENTS - 2.3%
Autoliv	9,600	$1,197,792
Gentex Corporation	182,696	2,924,963
Nokian Renkaat	35,000	1,243,207
Selamat Sempurna	2,382,400	822,852
STRATTEC SECURITY	9,729	549,591

		6,738,405

AUTOMOBILES - 0.3%
Thor Industries	16,740	939,951

HOTELS, RESTAURANTS & LEISURE - 0.2%
Abu Dhabi National Hotels	642,000	506,888

HOUSEHOLD DURABLES - 0.4%
Hunter Douglas	27,600	1,083,690

MEDIA - 0.3%
Saga Communications Cl. A	21,966	844,593

SPECIALTY RETAIL - 5.4%
American Eagle Outfitters	120,600	1,869,300
Ascena Retail Group [1]	67,784	667,672
Buckle (The)	61,379	1,889,246
Cato Corporation (The) Cl. A	48,610	1,789,820
DSW Cl. A	77,349	1,845,547
Fielmann	6,400	470,626
GameStop Corporation Cl. A	34,730	973,829
Genesco [1]	30,849	1,753,149
Shoe Carnival	81,468	1,890,058
Stein Mart	168,796	1,135,997
USS	70,000	1,053,196

		15,338,440

TEXTILES, APPAREL & LUXURY GOODS - 0.6%
Movado Group	35,300	907,563
Stella International Holdings	100,000	247,401
Steven Madden [1]	23,008	695,302

		1,850,266

Total (Cost $26,558,538)		27,302,233

CONSUMER STAPLES – 2.9%
BEVERAGES - 0.1%
Compania Cervecerias Unidas ADR	10,500	227,430

FOOD & STAPLES RETAILING - 0.6%
FamilyMart	6,000	278,790
Village Super Market Cl. A	57,967	1,527,431

		1,806,221

FOOD PRODUCTS - 1.5%
Hormel Foods	50,400	3,985,632
Industrias Bachoco ADR	6,100	300,303

		4,285,935

PERSONAL PRODUCTS - 0.7%
Nu Skin Enterprises Cl. A	48,945	1,854,526

Total (Cost $6,082,016)		8,174,112

ENERGY – 2.3%
ENERGY EQUIPMENT & SERVICES - 1.9%
Helmerich & Payne	61,154	3,274,796
Pason Systems	44,000	616,579
TGS-NOPEC Geophysical	100,900	1,596,059

		5,487,434

OIL, GAS & CONSUMABLE FUELS - 0.4%
Gaztransport Et Technigaz	22,700	960,017

Total (Cost $7,833,623)		6,447,451

FINANCIALS – 23.8%
BANKS - 3.1%
Ames National	34,944	848,790
BLOM Bank GDR	63,000	608,580
BOK Financial	22,114	1,322,196
Camden National	28,922	1,275,171
City Holding Company	30,401	1,387,502
First Republic Bank	44,700	2,952,882
National Bankshares	13,200	469,128

		8,864,249

CAPITAL MARKETS - 14.4%
Alaris Royalty	33,000	560,454
AllianceBernstein Holding L.P.	123,500	2,945,475
Apollo Global Management LLC Cl. A	157,300	2,387,814
ARA Asset Management	1,307,676	1,082,569
Artisan Partners Asset Management Cl. A	42,300	1,525,338
Ashmore Group	734,250	2,772,570
AURELIUS SE & Co. KGaA	9,000	468,961
CETIP - Mercados Organizados	121,000	1,142,729
Close Brothers Group	18,000	354,185
Coronation Fund Managers	266,000	908,466
Diamond Hill Investment Group	3,457	653,373
Federated Investors Cl. B	131,700	3,773,205
GCA Savvian	24,400	249,406
Gluskin Sheff + Associates	51,700	778,284
GMP Capital	296,000	1,005,420
Jupiter Fund Management	509,500	3,368,689
SEI Investments	101,700	5,329,080
Sprott	735,700	1,265,423
State Street	27,900	1,851,444
Value Partners Group	2,527,200	2,919,598
VZ Holding	9,200	2,709,149
Westwood Holdings Group	57,473	2,993,769

		41,045,401

DIVERSIFIED FINANCIAL SERVICES - 1.5%
Bolsa Mexicana de Valores	1,443,000	1,916,520
Hellenic Exchanges - Athens Stock Exchange	158,000	909,130
Singapore Exchange	70,000	378,676
Warsaw Stock Exchange	108,400	992,708

		4,197,034

INSURANCE - 3.5%
Allied World Assurance Company Holdings	14,694	546,470
E-L Financial	4,000	2,011,997
Erie Indemnity Cl. A	24,200	2,314,488
Marsh & McLennan	61,600	3,415,720
Reinsurance Group of America	21,755	1,861,140

		10,149,815

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
Relo Holdings	2,300	275,954

THRIFTS & MORTGAGE FINANCE - 1.2%
Genworth MI Canada	89,848	1,727,222
TrustCo Bank Corp. NY	287,860	1,767,460

		3,494,682

Total (Cost $56,311,758)		68,027,135

HEALTH CARE – 4.2%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.3%
DENTSPLY International	58,900	3,584,065

HEALTH CARE PROVIDERS & SERVICES - 1.5%
Owens & Minor	120,100	4,321,198

36 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Royce Dividend Value Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE TECHNOLOGY - 0.1%
CompuGroup Medical	7,300	$267,752

PHARMACEUTICALS - 1.3%
Recordati	82,300	2,148,293
Santen Pharmaceutical	104,000	1,710,326

		3,858,619

Total (Cost $7,976,103)		12,031,634

INDUSTRIALS – 26.2%
AEROSPACE & DEFENSE - 1.4%
American Science and Engineering	46,145	1,909,480
HEICO Corporation Cl. A	36,132	1,777,694
Magellan Aerospace	25,700	299,032

		3,986,206

AIR FREIGHT & LOGISTICS - 2.4%
C. H. Robinson Worldwide	33,500	2,077,670
Expeditors International of Washington	105,900	4,776,090

		6,853,760

BUILDING PRODUCTS - 0.6%
Geberit	1,000	336,348
TOTO	37,000	1,297,273

		1,633,621

COMMERCIAL SERVICES & SUPPLIES - 2.4%
dorma+kaba Holding	2,100	1,424,840
Itoki Corporation	47,100	335,571
Ritchie Bros. Auctioneers	90,092	2,172,118
Societe BIC	6,600	1,085,970
UniFirst Corporation	17,255	1,797,971

		6,816,470

CONSTRUCTION & ENGINEERING - 0.8%
KBR	136,900	2,316,348

ELECTRICAL EQUIPMENT - 2.9%
AZZ	48,400	2,689,588
Hubbell Cl. B	36,400	3,677,856
Regal Beloit	30,200	1,767,304
Zumtobel Group	8,700	218,735

		8,353,483

MACHINERY - 9.8%
Alamo Group	35,209	1,834,389
CLARCOR	59,800	2,970,864
Donaldson Company	88,300	2,530,678
Federal Signal	114,929	1,821,625
Flowserve Corporation	20,100	845,808
Graco	26,100	1,881,027
IDEX Corporation	37,300	2,857,553
John Bean Technologies	81,556	4,063,935
†KUKA [2]	5,100	458,804
Lincoln Electric Holdings	30,050	1,559,294
Lindsay Corporation	27,500	1,991,000
Miller Industries	48,214	1,050,101
Obara Group	5,400	195,941
Pfeiffer Vacuum Technology	13,500	1,375,521
Spirax-Sarco Engineering	30,492	1,468,891
Tennant Company	18,400	1,035,184

		27,940,615

MARINE - 0.8%
Clarkson	67,400	2,233,082

PROFESSIONAL SERVICES - 1.2%
ManpowerGroup	41,700	3,514,893

ROAD & RAIL - 2.7%
Amerco	10,442	4,067,159
Knight Transportation	15,900	385,257
Landstar System	55,400	3,249,210

		7,701,626

TRADING COMPANIES & DISTRIBUTORS - 1.2%
Applied Industrial Technologies	87,627	3,548,017

Total (Cost $55,570,263)		74,898,121

INFORMATION TECHNOLOGY – 12.6%
COMMUNICATIONS EQUIPMENT - 0.9%
Brocade Communications Systems	204,806	1,880,119
TESSCO Technologies	32,949	641,517

		2,521,636

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.0%
Amphenol Corporation Cl. A	52,600	2,747,298
FLIR Systems	149,700	4,202,079
Littelfuse	30,263	3,238,444
MTS Systems	42,193	2,675,458
National Instruments	136,400	3,913,316
Vaisala Cl. A	48,000	1,247,585
Vishay Intertechnology	154,288	1,859,170

		19,883,350

IT SERVICES - 1.7%
Broadridge Financial Solutions	55,200	2,965,896
Calian Technologies	8,996	105,908
eClerx Services	54,133	1,154,318
Metrofile Holdings	1,977,000	593,296

		4,819,418

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.6%
MKS Instruments	48,808	1,757,088

SOFTWARE - 1.1%
Computer Modelling Group	140,000	908,578
Lectra	16,500	216,917
SimCorp	14,000	789,552
TOTVS	150,000	1,169,687

		3,084,734

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.3%
Diebold	127,000	3,821,430

Total (Cost $30,931,910)		35,887,656

MATERIALS – 10.7%
CHEMICALS - 2.8%
Balchem Corporation	25,050	1,523,040
Innospec	22,950	1,246,414
Quaker Chemical	26,800	2,070,568
Stepan Company	60,600	3,011,214
Victrex	7,500	197,925

		8,049,161

CONTAINERS & PACKAGING - 1.9%
AptarGroup	54,900	3,988,485
Greif Cl. A	46,300	1,426,503

		5,414,988

METALS & MINING - 6.0%
Allegheny Technologies	106,900	1,202,625
Carpenter Technology	69,300	2,097,711
Compass Minerals International	38,100	2,867,787
Franco-Nevada Corporation	42,000	1,921,500
Reliance Steel & Aluminum	94,206	5,455,470

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 37

Schedules of Investments

Royce Dividend Value Fund (continued)

	SHARES	VALUE

MATERIALS (continued)
METALS & MINING (continued)
Royal Gold	19,900	$725,753
Worthington Industries	97,900	2,950,706

		17,221,552

Total (Cost $29,985,581)		30,685,701

TELECOMMUNICATION SERVICES – 1.4%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
Inmarsat	105,000	1,749,461

WIRELESS TELECOMMUNICATION SERVICES - 0.8%
Telephone and Data Systems	91,500	2,368,935

Total (Cost $3,264,044)		4,118,396

UTILITIES – 1.1%
WATER UTILITIES - 1.1%
Aqua America	104,800	3,123,040

Total (Cost $2,517,093)		3,123,040

MISCELLANEOUS[3] – 4.0%

Total (Cost $12,993,146)		11,514,059

TOTAL COMMON STOCKS

(Cost $240,024,075)		282,209,538

	PRINCIPAL
	AMOUNT

CORPORATE BOND – 0.1%
†Unit Corporation 6.625%
due 5/15/21

(Cost $363,782)	$458,000	329,760

REPURCHASE AGREEMENT – 0.9%
Fixed Income Clearing Corporation, 0.03% dated 12/31/15, due 1/4/16, maturity value
$2,466,008 (collateralized by obligations of various U.S. Government Agencies, 2.125%
due 1/31/21, valued at $2,517,864)

(Cost $2,466,000)		2,466,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.2%
U.S. Treasury Bills
due 2/4/16-3/31/16	569	569
U.S. Treasury Bonds
0.75%-4.75%
due 2/15/38-8/15/44	3,746	3,768
U.S. Treasury Notes
0.125%-3.625%
due 6/30/16-2/15/21	3,056	3,059
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.1079%)		454,390

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $461,786)		461,786

TOTAL INVESTMENTS – 99.9%

(Cost $243,315,643)		285,467,084

CASH AND OTHER ASSETS LESS LIABILITIES – 0.1%		294,926

NET ASSETS – 100.0%		$285,762,010

Royce Heritage Fund Common Stocks – 85.7%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 18.6%
AUTO COMPONENTS - 7.1%
BorgWarner	35,500	$1,534,665
Dorman Products [1]	72,300	3,432,081
Drew Industries	67,609	4,116,712
Gentex Corporation	165,300	2,646,453
Selamat Sempurna	1,000,500	345,560
Standard Motor Products	110,000	4,185,500

		16,260,971

AUTOMOBILES - 1.6%
Thor Industries	66,200	3,717,130

DISTRIBUTORS - 1.5%
Genuine Parts	8,100	695,709
LKQ Corporation [1]	87,300	2,586,699

		3,282,408

DIVERSIFIED CONSUMER SERVICES - 0.4%
Sotheby’s	31,506	811,595

HOUSEHOLD DURABLES - 2.2%
Ethan Allen Interiors	26,668	741,904
Forbo Holding	700	820,458
NVR [1]	2,125	3,491,375

		5,053,737

MEDIA - 2.0%
†Live Nation Entertainment [1]	68,800	1,690,416
†Media General [1]	171,200	2,764,880

		4,455,296

MULTILINE RETAIL - 1.3%
Dollar Tree [1]	37,500	2,895,750

SPECIALTY RETAIL - 1.8%
Bed Bath & Beyond [1]	22,100	1,066,325
Finish Line (The) Cl. A	38,000	687,040
Tiffany & Co.	21,300	1,624,977
USS	52,100	783,879

		4,162,221

TEXTILES, APPAREL & LUXURY GOODS - 0.7%
Wolverine World Wide	100,222	1,674,710

Total (Cost $37,724,399)		42,313,818

CONSUMER STAPLES – 2.1%
FOOD PRODUCTS - 2.1%
Cal-Maine Foods [2]	53,745	2,490,543
Sanderson Farms	31,225	2,420,562

Total (Cost $4,687,157)		4,911,105

ENERGY – 0.2%
OIL, GAS & CONSUMABLE FUELS - 0.2%
World Fuel Services	13,827	531,786

Total (Cost $621,866)		531,786

FINANCIALS – 15.2%
CAPITAL MARKETS - 7.7%
ARA Asset Management	1,016,216	841,282
Artisan Partners Asset Management Cl. A	42,160	1,520,289
Ashmore Group	191,200	721,982
CETIP - Mercados Organizados	127,700	1,206,004
Coronation Fund Managers	144,300	492,826
E*TRADE Financial [1]	71,325	2,114,073
Evercore Partners Cl. A	34,300	1,854,601
Federated Investors Cl. B	50,000	1,432,500
Jupiter Fund Management	174,000	1,150,445

38 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Royce Heritage Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS (continued)
KKR & Co. L.P.	87,849	$1,369,566
Lazard Cl. A	40,464	1,821,285
Partners Group Holding	1,600	574,457
Westwood Holdings Group	45,900	2,390,931

		17,490,241

CONSUMER FINANCE - 0.3%
Shriram Transport Finance	54,600	707,255

DIVERSIFIED FINANCIAL SERVICES - 2.0%
†Berkshire Hathaway Cl. B [1]	23,800	3,142,552
Bolsa Mexicana de Valores	709,500	942,322
TMX Group	16,000	413,847

		4,498,721

INSURANCE - 1.7%
Alleghany Corporation [1]	8,150	3,895,130

REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.5%
Jones Lang LaSalle	9,620	1,537,853
†Kennedy Wilson Europe Real Estate	130,900	2,325,587
Kennedy-Wilson Holdings	169,762	4,087,869

		7,951,309

Total (Cost $32,544,204)		34,542,656

HEALTH CARE – 2.5%
BIOTECHNOLOGY - 0.3%
Abcam	67,600	662,344

HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
Analogic Corporation	15,410	1,272,866
Vascular Solutions [1]	34,785	1,196,256

		2,469,122

LIFE SCIENCES TOOLS & SERVICES - 0.8%
Waters Corporation [1]	13,137	1,767,978

PHARMACEUTICALS - 0.3%
Recordati	29,000	756,993

Total (Cost $3,511,157)		5,656,437

INDUSTRIALS – 23.1%
AEROSPACE & DEFENSE - 0.9%
HEICO Corporation	37,609	2,044,425

AIR FREIGHT & LOGISTICS - 1.2%
Forward Air	64,100	2,756,941

COMMERCIAL SERVICES & SUPPLIES - 5.9%
Cintas Corporation	21,000	1,912,050
Copart [1]	112,200	4,264,722
dorma+kaba Holding	2,000	1,356,990
Ritchie Bros. Auctioneers	141,178	3,403,802
Waste Connections	42,849	2,413,256

		13,350,820

ELECTRICAL EQUIPMENT - 0.6%
Hubbell Cl. B	13,100	1,323,624

INDUSTRIAL CONGLOMERATES - 1.0%
Carlisle Companies	25,700	2,279,333

MACHINERY - 2.9%
Burckhardt Compression Holding	1,800	552,000
Lincoln Electric Holdings	8,400	435,876
Mueller Industries	53,944	1,461,882
Pfeiffer Vacuum Technology	7,000	713,233
Rotork	180,300	484,798
Valmont Industries	28,600	3,032,172

		6,679,961

MARINE - 2.1%
Clarkson	26,000	861,426
Kirby Corporation [1]	73,100	3,846,522

		4,707,948

PROFESSIONAL SERVICES - 5.6%
Dun & Bradstreet	9,500	987,335
Equifax	22,412	2,496,025
Exponent	10,475	523,226
IHS Cl. A [1]	16,452	1,948,410
ManpowerGroup	45,141	3,804,935
Towers Watson & Co. Cl. A	17,690	2,272,457
Verisk Analytics [1]	8,300	638,104

		12,670,492

ROAD & RAIL - 1.7%
†Genesee & Wyoming Cl. A [1]	45,400	2,437,526
Landstar System	26,400	1,548,360

		3,985,886

TRADING COMPANIES & DISTRIBUTORS - 1.2%
Air Lease Cl. A	82,200	2,752,056

Total (Cost $45,633,674)		52,551,486

INFORMATION TECHNOLOGY – 11.8%

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.9%
Anixter International [1]	42,780	2,583,484
AVX Corporation	95,759	1,162,514
Coherent [1]	24,700	1,608,217
e2v technologies	181,500	601,659
FEI Company	14,900	1,188,871
FLIR Systems	86,100	2,416,827
National Instruments	42,900	1,230,801
Rogers Corporation [1]	45,800	2,361,906
Zebra Technologies Cl. A [1]	37,300	2,597,945

		15,752,224

IT SERVICES - 2.0%
DST Systems	20,006	2,281,884
eClerx Services	3,833	81,741
Fiserv [1]	20,600	1,884,076
Metrofile Holdings	1,051,767	315,634

		4,563,335

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.7%
Diodes [1]	44,300	1,018,014
Lam Research	36,500	2,898,830

		3,916,844

SOFTWARE - 1.0%
ANSYS [1]	24,900	2,303,250

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.2%
Diebold	13,676	411,511

Total (Cost $23,794,249)		26,947,164

MATERIALS – 6.9%
CHEMICALS - 5.2%
Balchem Corporation	15,800	960,640
Innospec	16,600	901,546
Minerals Technologies	73,000	3,347,780
Sensient Technologies	27,188	1,707,950
Victrex	28,200	744,197
Westlake Chemical	75,156	4,082,474

		11,744,587

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 39

Schedules of Investments

Royce Heritage Fund (continued)

	SHARES	VALUE

MATERIALS (continued)
METALS & MINING - 1.7%
Reliance Steel & Aluminum	68,000	$3,937,880

Total (Cost $16,340,944)		15,682,467

UTILITIES – 1.8%
GAS UTILITIES - 1.8%
UGI Corporation	121,400	4,098,464

Total (Cost $3,825,996)		4,098,464

MISCELLANEOUS[3] – 3.5%

Total (Cost $8,145,819)		8,061,270

TOTAL COMMON STOCKS

(Cost $176,829,465)		195,296,653

REPURCHASE AGREEMENT – 14.6%
Fixed Income Clearing Corporation, 0.03% dated 12/31/15, due 1/4/16, maturity value
$33,275,111 (collateralized by obligations of various U.S. Government Agencies, 1.625%
due 7/31/20, valued at $33,942,375)

(Cost $33,275,000)		33,275,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.1%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.1079%)

(Cost $2,460,888)		2,460,888

TOTAL INVESTMENTS – 101.4%

(Cost $212,565,353)		231,032,541

LIABILITIES LESS CASH AND OTHER ASSETS – (1.4)%		(3,261,191)

NET ASSETS – 100.0%		$227,771,350

Royce Low-Priced Stock Fund
Common Stocks – 96.9%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 16.0%
AUTO COMPONENTS - 0.6%
†Stoneridge [1]	161,900	$2,396,120

AUTOMOBILES - 0.7%
Thor Industries	46,303	2,599,913

DISTRIBUTORS - 0.4%
†Fenix Parts [1,2]	238,900	1,622,131

HOTELS, RESTAURANTS & LEISURE - 1.7%
Belmond Cl. A [1]	309,200	2,937,400
†Century Casinos [1]	475,000	3,695,500

		6,632,900

HOUSEHOLD DURABLES - 0.9%
TRI Pointe Group [1,2]	273,700	3,467,779

INTERNET & CATALOG RETAIL - 0.8%
Gaiam Cl. A [1]	490,000	3,057,600

LEISURE PRODUCTS - 1.1%
†MCBC Holdings [1]	144,900	1,985,130
Smith & Wesson Holding Corporation [1]	101,700	2,235,366

		4,220,496

MEDIA - 0.3%
Harte-Hanks	403,400	1,307,016

MULTILINE RETAIL - 0.5%
†J.C. Penney Company [1,2]	310,000	2,064,600

SPECIALTY RETAIL - 8.4%
American Eagle Outfitters	214,600	3,326,300
Ascena Retail Group [1,2]	276,200	2,720,570
†Boot Barn Holdings [1,2]	154,400	1,897,576
Buckle (The)	69,275	2,132,285
Build-A-Bear Workshop [1]	85,500	1,046,520
Cato Corporation (The) Cl. A	73,550	2,708,111
Chico’s FAS	234,300	2,499,981
GameStop Corporation Cl. A	74,800	2,097,392
†Kirkland’s	123,500	1,790,750
†Stage Stores	268,300	2,444,213
Stein Mart	393,200	2,646,236
TravelCenters of America LLC [1]	286,900	2,696,860
West Marine [1]	298,300	2,532,567
Zumiez [1,2]	114,000	1,723,680

		32,263,041

TEXTILES, APPAREL & LUXURY GOODS - 0.6%
†Vera Bradley [1,2]	148,200	2,335,632

Total (Cost $56,927,296)		61,967,228

CONSUMER STAPLES – 1.3%
FOOD PRODUCTS - 0.7%
Landec Corporation [1]	237,500	2,809,625

PERSONAL PRODUCTS - 0.6%
Nu Skin Enterprises Cl. A	63,529	2,407,114

Total (Cost $3,820,299)		5,216,739

ENERGY – 5.2%
ENERGY EQUIPMENT & SERVICES - 4.3%
†Gulf Island Fabrication	195,700	2,047,022
Newpark Resources [1]	258,700	1,365,936
Pason Systems [2]	193,150	2,706,640
†Profire Energy [1,2]	1,139,900	1,128,501
Tesco Corporation	352,216	2,550,044
TGS-NOPEC Geophysical	112,000	1,771,641
Total Energy Services	309,800	3,035,982

40 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE

ENERGY (continued)
ENERGY EQUIPMENT & SERVICES (continued)
Unit Corporation [1]	172,700	$2,106,940

		16,712,706

OIL, GAS & CONSUMABLE FUELS - 0.9%
†Ardmore Shipping	266,300	3,387,336

Total (Cost $17,005,640)		20,100,042

FINANCIALS – 15.8%
BANKS - 2.3%
†Blue Hills Bancorp	212,500	3,253,375
†Boston Private Financial Holdings	318,000	3,606,120
†Park Sterling	266,300	1,949,316

		8,808,811

CAPITAL MARKETS - 7.9%
Ashmore Group	790,363	2,984,456
†Cowen Group [1,2]	413,400	1,583,322
†Dundee Corporation Cl. A [1]	242,800	800,150
Federated Investors Cl. B	106,900	3,062,685
†Fifth Street Finance	312,500	1,993,750
INTL FCStone [1]	60,200	2,014,292
Jupiter Fund Management	542,849	3,589,184
†Medley Management Cl. A	184,998	1,052,639
†Pzena Investment Management Cl. A	214,300	1,842,980
†Silvercrest Asset Management Group Cl. A	197,800	2,351,842
Sprott	1,939,400	3,335,818
Value Partners Group	3,215,100	3,714,309
ZAIS Group Holdings Cl. A [1,2]	245,800	2,276,108

		30,601,535

DIVERSIFIED FINANCIAL SERVICES - 0.6%
†GAIN Capital Holdings	267,900	2,172,669

INSURANCE - 1.3%
†eHealth [1]	276,500	2,759,470
MBIA [1]	384,500	2,491,560

		5,251,030

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.3%
†AV Homes [1,2]	175,000	2,241,750
Kennedy-Wilson Holdings	122,530	2,950,523

		5,192,273

THRIFTS & MORTGAGE FINANCE - 2.4%
†Beneficial Bancorp [1]	250,000	3,330,000
†Clifton Bancorp	210,000	3,011,400
†Kearny Financial	233,300	2,955,911

		9,297,311

Total (Cost $59,478,293)		61,323,629

HEALTH CARE – 7.2%
BIOTECHNOLOGY - 2.7%
Lexicon Pharmaceuticals [1,2]	134,000	1,783,540
Myriad Genetics [1]	47,369	2,044,446
Progenics Pharmaceuticals [1,2]	451,150	2,765,550
Zealand Pharma [1]	185,300	4,060,983

		10,654,519

HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
†CryoLife	185,300	1,997,534
†Syneron Medical [1]	228,900	1,764,819

		3,762,353

HEALTH CARE PROVIDERS & SERVICES - 0.3%
†Nobilis Health [1,2]	358,100	1,009,842

HEALTH CARE TECHNOLOGY - 0.9%
†Allscripts Healthcare Solutions [1]	215,300	3,311,314

PHARMACEUTICALS - 2.3%
†BioDelivery Sciences International [1,2]	293,100	1,403,949
†Lipocine [1,2]	138,200	1,786,926
Medicines Company (The) [1]	50,232	1,875,663
†Relypsa [1,2]	74,700	2,116,998
†XenoPort [1,2]	324,400	1,780,956

		8,964,492

Total (Cost $21,945,654)		27,702,520

INDUSTRIALS – 14.9%
AEROSPACE & DEFENSE - 1.1%
CPI Aerostructures [1]	215,566	2,097,457
Kratos Defense & Security Solutions [1]	565,200	2,317,320

		4,414,777

COMMERCIAL SERVICES & SUPPLIES - 0.7%
†Heritage-Crystal Clean [1]	259,800	2,753,880

CONSTRUCTION & ENGINEERING - 2.2%
Ameresco Cl. A [1]	450,500	2,815,625
Integrated Electrical Services [1]	199,800	2,211,786
†KBR	195,000	3,299,400

		8,326,811

ELECTRICAL EQUIPMENT - 1.7%
General Cable	166,700	2,238,781
†LSI Industries	349,900	4,265,281

		6,504,062

MACHINERY - 2.6%
†Federal Signal	138,100	2,188,885
†Key Technology [1]	191,898	1,989,982
Mueller Water Products Cl. A	322,500	2,773,500
Wabash National [1,2]	270,000	3,194,100

		10,146,467

MARINE - 0.7%
Clarkson	76,031	2,519,042

PROFESSIONAL SERVICES - 5.9%
Acacia Research	416,905	1,788,523
Heidrick & Struggles International	102,240	2,782,973
Kforce	97,474	2,464,143
Korn/Ferry International	70,340	2,333,881
Navigant Consulting [1]	218,323	3,506,267
Resources Connection	268,900	4,393,826
RPX Corporation [1]	263,900	2,902,900
TrueBlue [1]	104,294	2,686,613

		22,859,126

Total (Cost $56,603,920)		57,524,165

INFORMATION TECHNOLOGY – 28.2%
COMMUNICATIONS EQUIPMENT - 2.9%
Brocade Communications Systems	335,100	3,076,218
Infinera Corporation [1,2]	127,200	2,304,864
KVH Industries [1]	304,015	2,863,821
NETGEAR [1]	69,000	2,891,790

		11,136,693

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.2%
AVX Corporation	267,378	3,245,969
GSI Group [1]	179,500	2,444,790
II-VI [1]	108,200	2,008,192
†Neonode [1,2]	447,000	1,130,910

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 41

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (continued)
Newport Corporation [1]	137,500	$2,182,125
†Orbotech [1]	184,500	4,082,985
TTM Technologies [1]	408,958	2,662,317
Vishay Intertechnology	209,150	2,520,257

		20,277,545

INTERNET SOFTWARE & SERVICES - 3.5%
Amber Road [1,2]	213,900	1,088,751
Carbonite [1]	183,100	1,794,380
EarthLink Holdings	252,700	1,877,561
Intralinks Holdings [1]	300,200	2,722,814
QuinStreet [1]	808,200	3,467,178
United Online [1]	162,200	1,912,338
†UrtheCast Corporation [1,2]	681,200	743,378

		13,606,400

IT SERVICES - 1.0%
Computer Task Group	310,000	2,052,200
Convergys Corporation	78,811	1,961,606

		4,013,806

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 12.8%
Advanced Energy Industries [1]	78,683	2,221,221
Axcelis Technologies [1]	956,600	2,477,594
Brooks Automation	207,082	2,211,636
Cascade Microtech [1]	265,200	4,309,500
Cirrus Logic [1]	123,100	3,635,143
Exar Corporation [1]	312,000	1,912,560
Fairchild Semiconductor International [1]	137,539	2,848,433
Inphi Corporation [1]	76,900	2,077,838
IXYS Corporation	280,000	3,536,400
Lam Research	43,300	3,438,886
MKS Instruments	87,627	3,154,572
Nanometrics [1]	193,092	2,923,413
Photronics [1]	283,500	3,529,575
Rudolph Technologies [1]	276,200	3,927,564
Sigma Designs [1]	260,200	1,644,464
Teradyne	158,275	3,271,544
Xcerra Corporation [1]	372,100	2,251,205

		49,371,548

SOFTWARE - 1.6%
Rubicon Project [1]	171,500	2,821,175
SeaChange International [1]	481,575	3,245,815

		6,066,990

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.2%
Silicon Graphics International [1,2]	257,000	1,516,300
Super Micro Computer [1,2]	119,800	2,936,298

		4,452,598

Total (Cost $88,326,178)		108,925,580

MATERIALS – 2.8%
CHEMICALS - 1.2%
BioAmber [1,2]	359,900	2,224,182
†Trecora Resources [1]	195,800	2,425,962

		4,650,144

METALS & MINING - 1.6%
Alamos Gold Cl. A	507,800	1,669,791
Ferroglobe	215,763	2,319,452
Pretium Resources [1]	422,400	2,124,669

		6,113,912

Total (Cost $13,313,868)		10,764,056

TELECOMMUNICATION SERVICES – 0.9%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
ORBCOMM [1]	484,600	3,508,504

Total (Cost $2,951,403)		3,508,504

MISCELLANEOUS[3] – 4.6%

Total (Cost $18,326,092)		17,791,114

TOTAL COMMON STOCKS

(Cost $338,698,643)		374,823,577

REPURCHASE AGREEMENT– 4.6%
Fixed Income Clearing Corporation, 0.03% dated 12/31/15, due 1/4/16, maturity value
$17,647,059 (collateralized by obligations of various U.S. Government Agencies, 2.125%
due 1/31/21, valued at $18,003,752)

(Cost $17,647,000)		17,647,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 7.7%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.1079%)

(Cost $29,986,526)		29,986,526

TOTAL INVESTMENTS – 109.2%

(Cost $386,332,169)		422,457,103

LIABILITIES LESS CASH AND OTHER ASSETS – (9.2)%		(35,611,300)

NET ASSETS – 100.0%		$386,845,803

42 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Royce Micro-Cap Fund
Common Stocks – 97.3%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 15.8%
AUTO COMPONENTS - 2.1%
Drew Industries	26,878	$1,636,601
†Fox Factory Holding [1]	54,600	902,538
†Standard Motor Products	36,300	1,381,215
†Superior Industries International	104,700	1,928,574

		5,848,928

DISTRIBUTORS - 0.4%
†Fenix Parts [1,2]	177,400	1,204,546

DIVERSIFIED CONSUMER SERVICES - 1.4%
American Public Education [1]	75,430	1,403,753
Capella Education	56,851	2,627,653

		4,031,406

HOUSEHOLD DURABLES - 0.9%
Cavco Industries [1]	28,910	2,408,492

INTERNET & CATALOG RETAIL - 0.8%
†Duluth Holdings Cl. B [1,2]	53,800	784,942
Gaiam Cl. A [1]	229,762	1,433,715

		2,218,657

LEISURE PRODUCTS - 1.5%
Arctic Cat	42,300	692,874
Malibu Boats Cl. A [1]	129,700	2,123,189
Smith & Wesson Holding Corporation [1]	62,365	1,370,783

		4,186,846

MEDIA - 0.9%
†Global Eagle Entertainment [1,2]	70,800	698,796
†New Media Investment Group	92,500	1,800,050

		2,498,846

SPECIALTY RETAIL - 6.3%
Boot Barn Holdings [1]	113,400	1,393,686
Buckle (The)	63,275	1,947,604
Build-A-Bear Workshop [1]	62,100	760,104
Cato Corporation (The) Cl. A	41,650	1,533,553
Citi Trends	90,324	1,919,385
†Container Store Group (The) [1,2]	130,800	1,072,560
Kirkland’s	135,840	1,969,680
Shoe Carnival	112,714	2,614,965
†Stage Stores	147,500	1,343,725
Stein Mart	285,234	1,919,625
Zumiez [1]	83,900	1,268,568

		17,743,455

TEXTILES, APPAREL & LUXURY GOODS - 1.5%
Culp	106,274	2,706,799
†Vera Bradley [1,2]	89,700	1,413,672

		4,120,471

Total (Cost $37,540,126)		44,261,647

CONSUMER STAPLES – 0.8%
FOOD PRODUCTS - 0.8%
Limoneira Company	100,630	1,503,412
Waterloo Investment Holdings [1,4]	2,760,860	773,041

Total (Cost $2,923,349)		2,276,453

ENERGY – 3.9%
ENERGY EQUIPMENT & SERVICES - 3.2%
Canadian Energy Services & Technology [2]	220,800	619,140
Dawson Geophysical [1]	122,834	425,006
Gulf Island Fabrication	233,918	2,446,782
Natural Gas Services Group [1]	68,087	1,518,340
Profire Energy [1]	697,312	690,339
Tesco Corporation	177,500	1,285,100
Total Energy Services	199,500	1,955,062

		8,939,769

OIL, GAS & CONSUMABLE FUELS - 0.7%
Ardmore Shipping	157,875	2,008,170

Total (Cost $11,551,179)		10,947,939

FINANCIALS – 11.7%
BANKS - 1.7%
BCB Holdings [1]	1,858,170	232,842
†Blue Hills Bancorp	76,500	1,171,215
John Marshall Bank [1,5]	43,640	730,970
†Park Sterling	153,100	1,120,692
TriState Capital Holdings [1]	101,157	1,415,186

		4,670,905

CAPITAL MARKETS - 4.7%
FBR & Co.	77,842	1,549,056
Gluskin Sheff + Associates	102,700	1,546,029
GMP Capital	150,200	510,183
INTL FCStone [1]	44,155	1,477,426
JMP Group LLC	262,749	1,434,610
†Newtek Business Services	73,900	1,058,248
†Pzena Investment Management CI. A	122,100	1,050,060
Silvercrest Asset Management Group Cl. A	203,600	2,420,804
Westwood Holdings Group	39,072	2,035,260

		13,081,676

DIVERSIFIED FINANCIAL SERVICES - 0.6%
GAIN Capital Holdings	215,900	1,750,949

INSURANCE - 0.6%
Blue Capital Reinsurance Holdings	25,900	444,185
eHealth [1]	127,500	1,272,450

		1,716,635

REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.0%
AV Homes [1]	136,250	1,745,362
FRP Holdings [1]	44,975	1,526,452
Kennedy-Wilson Holdings	98,085	2,361,887

		5,633,701

THRIFTS & MORTGAGE FINANCE - 2.1%
†Beneficial Bancorp [1]	101,400	1,350,648
†Clifton Bancorp	96,200	1,379,508
†Meridian Bancorp	95,600	1,347,960
†Westfield Financial	214,000	1,797,600

		5,875,716

Total (Cost $28,779,430)		32,729,582

HEALTH CARE – 12.6%
BIOTECHNOLOGY - 2.6%
BioSpecifics Technologies [1]	19,900	855,103
†Genomic Health [1]	28,700	1,010,240
Lexicon Pharmaceuticals [1,2]	55,910	744,162
†Progenics Pharmaceuticals [1]	284,300	1,742,759
†Zealand Pharma [1]	133,500	2,925,749

		7,278,013

HEALTH CARE EQUIPMENT & SUPPLIES - 5.3%
†Avinger [1]	60,900	1,383,039
†ConforMIS [1,2]	32,500	561,925
CryoLife	206,555	2,226,663
†Inogen [1]	27,400	1,098,466

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 43

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE EQUIPMENT & SUPPLIES (continued)
Novadaq Technologies [1,2]	74,321	$946,849
Orthofix International [1]	41,400	1,623,294
RTI Surgical [1]	282,800	1,122,716
SurModics [1]	106,822	2,165,282
†Synergetics USA (Rights) [1,4]	196,684	37,370
Syneron Medical [1]	166,090	1,280,554
Trinity Biotech ADR Cl. A	98,576	1,159,254
Vascular Solutions [1]	33,112	1,138,722

		14,744,134

HEALTH CARE PROVIDERS & SERVICES - 1.1%
Landauer	23,500	773,620
†Nobilis Health [1,2]	263,300	742,506
U.S. Physical Therapy	31,240	1,676,963

		3,193,089

LIFE SCIENCES TOOLS & SERVICES - 0.5%
Harvard Bioscience [1]	435,679	1,511,806

PHARMACEUTICALS - 3.1%
Agile Therapeutics [1]	99,682	972,897
†BioDelivery Sciences International [1,2]	250,900	1,201,811
†Intersect ENT [1]	67,400	1,516,500
†Lipocine [1]	83,500	1,079,655
†Relypsa [1,2]	55,000	1,558,700
Theravance Biopharma [1,2]	112,000	1,835,680
Vetoquinol	11,626	497,824

		8,663,067

Total (Cost $29,162,899)		35,390,109

INDUSTRIALS – 20.8%
AEROSPACE & DEFENSE - 1.6%
AeroVironment [1]	40,844	1,203,673
CPI Aerostructures [1]	144,618	1,407,133
†Vectrus [1]	84,900	1,773,561

		4,384,367

BUILDING PRODUCTS - 0.6%
AAON	77,199	1,792,561

COMMERCIAL SERVICES & SUPPLIES - 1.6%
Heritage-Crystal Clean [1]	140,374	1,487,964
Horizon North Logistics [2]	519,500	848,500
Hudson Technologies [1]	358,004	1,063,272
US Ecology	26,700	972,948

		4,372,684

CONSTRUCTION & ENGINEERING - 1.0%
MYR Group [1]	89,900	1,852,839
†Northwest Pipe [1]	76,300	853,797

		2,706,636

ELECTRICAL EQUIPMENT - 1.5%
Graphite India	398,891	519,597
LSI Industries	256,736	3,129,612
†Power Solutions International [1,2]	33,700	615,025

		4,264,234

INDUSTRIAL CONGLOMERATES - 0.4%
†Raven Industries	80,800	1,260,480

MACHINERY - 7.2%
CIRCOR International	62,459	2,632,647
†Federal Signal	64,400	1,020,740
FreightCar America	71,909	1,397,192
Gorman-Rupp Company (The)	51,913	1,387,635
Graham Corporation	122,588	2,061,930
Kadant	54,376	2,208,209
Key Technology [1]	180,514	1,871,930
†Lindsay Corporation	18,000	1,303,200
†Lydall [1]	73,700	2,614,876
RBC Bearings [1]	22,469	1,451,273
Semperit AG Holding	25,676	861,940
Sun Hydraulics	32,500	1,031,225
Tennant Company	9,000	506,340

		20,349,137

MARINE - 0.6%
Clarkson	49,900	1,653,276

PROFESSIONAL SERVICES - 4.9%
CRA International [1]	114,683	2,138,838
Exponent	22,370	1,117,381
GP Strategies [1]	64,918	1,630,091
Heidrick & Struggles International	75,200	2,046,944
Kforce	65,958	1,667,418
†Navigant Consulting [1]	124,500	1,999,470
Resources Connection	186,052	3,040,090

		13,640,232

ROAD & RAIL - 1.4%
Marten Transport	145,833	2,581,244
†Patriot Transportation Holding [1]	57,858	1,342,306

		3,923,550

Total (Cost $48,278,193)		58,347,157

INFORMATION TECHNOLOGY – 21.9%
COMMUNICATIONS EQUIPMENT - 1.6%
CalAmp Corporation [1]	55,700	1,110,101
Digi International [1]	122,983	1,399,547
KVH Industries [1]	228,800	2,155,296

		4,664,944

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.9%
CUI Global [1,2]	274,474	1,932,297
DTS [1]	82,700	1,867,366
ePlus [1]	31,067	2,897,309
Fabrinet [1]	102,149	2,433,189
GSI Group [1]	131,742	1,794,326
Neonode [1,2]	527,396	1,334,312
Newport Corporation [1]	80,900	1,283,883
†Orbotech [1]	94,700	2,095,711
†PC Connection	60,800	1,376,512
Perceptron [1]	120,500	938,695
Vishay Precision Group [1]	128,200	1,451,224

		19,404,824

INTERNET SOFTWARE & SERVICES - 1.7%
†Intralinks Holdings [1]	100,400	910,628
QuinStreet [1]	469,604	2,014,601
Stamps.com [1]	8,900	975,529
United Online [1]	69,300	817,047

		4,717,805

IT SERVICES - 1.0%
†Cass Information Systems	21,800	1,121,828
Computer Task Group	268,710	1,778,860

		2,900,688

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.7%
†Axcelis Technologies [1]	576,500	1,493,135
Brooks Automation	150,300	1,605,204

44 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Cascade Microtech [1]	136,184	$2,212,990
PDF Solutions [1]	154,200	1,671,528
Photronics [1]	207,700	2,585,865
Rudolph Technologies [1]	142,351	2,024,231
Sigma Designs [1]	143,700	908,184
Silicon Motion Technology ADR	61,100	1,916,096
Ultra Clean Holdings [1]	252,000	1,290,240
Ultratech [1]	57,400	1,137,668
Xcerra Corporation [1]	321,561	1,945,444

		18,790,585

SOFTWARE - 3.2%
†Computer Modelling Group	172,000	1,116,253
Monotype Imaging Holdings	71,587	1,692,317
†QAD Cl. A	59,200	1,214,784
Rubicon Project [1]	124,500	2,048,025
SeaChange International [1]	287,807	1,939,819
Zix Corporation [1]	180,700	917,956

		8,929,154

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.8%
Super Micro Computer [1]	88,046	2,158,007

Total (Cost $59,789,498)		61,566,007

MATERIALS – 4.2%
CHEMICALS - 2.2%
BioAmber [1,2]	234,712	1,450,520
FutureFuel Corporation	174,500	2,355,750
Quaker Chemical	17,860	1,379,864
†Trecora Resources [1]	82,900	1,027,131

		6,213,265

METALS & MINING - 2.0%
†Ferroglobe	158,400	1,702,800
Haynes International	59,930	2,198,832
Imdex [1]	37,495	5,431
McEwen Mining [2]	709,004	751,544
Olympic Steel	79,273	917,981

		5,576,588

Total (Cost $12,770,235)		11,789,853

TELECOMMUNICATION SERVICES – 0.9%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
ORBCOMM [1]	350,900	2,540,516

Total (Cost $2,145,444)		2,540,516

MISCELLANEOUS[3] – 4.7%

Total (Cost $13,544,891)		13,307,051

TOTAL COMMON STOCKS

(Cost $246,485,244)		273,156,314

REPURCHASE AGREEMENT– 2.9%
Fixed Income Clearing Corporation, 0.03% dated 12/31/15, due 1/4/16, maturity value
$8,048,027 (collateralized by obligations of various U.S. Government Agencies, 1.625%
due 7/31/20, valued at $8,210,250)

(Cost $8,048,000)		$8,048,000

	PRINCIPAL
	AMOUNT

COLLATERAL RECEIVED FOR SECURITIES LOANED – 5.2%
U.S. Treasury Notes
0.125%-3.125%
due 9/15/16-8/15/24	$ 358	358
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.1079%)		14,781,453

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $14,781,811)		14,781,811

TOTAL INVESTMENTS – 105.4%

(Cost $269,315,055)		295,986,125

LIABILITIES LESS CASH AND OTHER ASSETS – (5.4)%		(15,152,137)

NET ASSETS – 100.0%		$280,833,988

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 45

Schedules of Investments

Royce Micro-Cap Opportunity Fund
Common Stocks – 97.1%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 13.3%
AUTOMOBILES - 0.8%
†Winnebago Industries	13,500	$268,650

HOTELS, RESTAURANTS & LEISURE - 2.2%
Belmond CI. A [1]	39,000	370,500
†Ruby Tuesday [1]	76,000	418,760

		789,260

HOUSEHOLD DURABLES - 5.6%
†Beazer Homes USA [1]	31,000	356,190
Dixie Group [1]	70,000	366,100
Ethan Allen Interiors	5,300	147,446
Installed Building Products [1]	16,229	402,966
M.D.C. Holdings	11,000	280,830
New Home [1]	34,493	447,029

		2,000,561

MEDIA - 1.0%
Ballantyne Strong [1]	30,124	137,366
McClatchy Company (The) Cl. A [1]	184,967	223,810

		361,176

SPECIALTY RETAIL - 3.7%
Guess?	12,000	226,560
TravelCenters of America LLC [1]	73,500	690,900
†West Marine [1]	38,000	322,620
Zumiez [1]	5,000	75,600

		1,315,680

Total (Cost $5,737,647)		4,735,327

CONSUMER STAPLES – 0.8%
FOOD PRODUCTS - 0.8%
Landec Corporation [1]	23,546	278,549

Total (Cost $283,971)		278,549

ENERGY – 4.9%
ENERGY EQUIPMENT & SERVICES - 2.0%
Newpark Resources [1]	48,000	253,440
†Unit Corporation [1]	37,000	451,400

		704,840

OIL, GAS & CONSUMABLE FUELS - 2.9%
†Ardmore Shipping	40,000	508,800
Pengrowth Energy	245,000	179,634
†Stone Energy [1]	80,000	343,200

		1,031,634

Total (Cost $2,335,733)		1,736,474

FINANCIALS – 4.6%
BANKS - 0.7%
TriState Capital Holdings [1]	17,041	238,404

INSURANCE - 2.0%
James River Group Holdings	21,606	724,665

REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.9%
†Rouse Properties	46,500	677,040

Total (Cost $1,531,146)		1,640,109

HEALTH CARE – 14.0%
BIOTECHNOLOGY - 1.3%
CareDx [1]	74,414	476,250

HEALTH CARE EQUIPMENT & SUPPLIES - 9.3%
Accuray [1]	105,000	708,750
†Derma Sciences [1]	70,007	319,932
Exactech [1]	37,655	683,438
†Invacare Corporation	28,000	486,920
OraSure Technologies [1]	75,000	483,000
Trinity Biotech ADR Cl. A	53,500	629,160

		3,311,200

HEALTH CARE PROVIDERS & SERVICES - 3.4%
†Alliance HealthCare Services [1]	40,000	367,200
†Civitas Solutions [1]	21,000	604,590
Kindred Healthcare	20,000	238,200

		1,209,990

Total (Cost $5,336,089)		4,997,440

INDUSTRIALS – 17.3%
AEROSPACE & DEFENSE - 2.2%
Aerojet Rocketdyne Holdings [1]	12,600	197,316
Kratos Defense & Security Solutions [1]	140,000	574,000

		771,316

AIR FREIGHT & LOGISTICS - 1.1%
Atlas Air Worldwide Holdings [1]	9,500	392,730

AIRLINES - 0.6%
†Virgin America [1]	5,600	201,656

BUILDING PRODUCTS - 0.3%
Builders FirstSource [1]	10,000	110,800

COMMERCIAL SERVICES & SUPPLIES - 1.3%
†TRC Companies [1]	49,975	462,269

CONSTRUCTION & ENGINEERING - 2.1%
Furmanite Corporation [1]	65,000	432,900
Northwest Pipe [1]	27,900	312,201

		745,101

ELECTRICAL EQUIPMENT - 5.5%
†Encore Wire	19,000	704,710
General Cable	43,000	577,490
†Power Solutions International [1]	37,000	675,250

		1,957,450

MACHINERY - 3.7%
Astec Industries	16,000	651,200
†Hyster-Yale Materials Handling CI. A	5,500	288,475
Mueller Water Products Cl. A	45,000	387,000

		1,326,675

ROAD & RAIL - 0.5%
Covenant Transport Group Cl. A [1]	10,000	188,900

Total (Cost $7,115,798)		6,156,897

INFORMATION TECHNOLOGY – 29.3%
COMMUNICATIONS EQUIPMENT - 5.2%
Aerohive Networks [1]	65,000	332,150
†Alliance Fiber Optic Products [1]	37,500	568,500
†Applied Optoelectronics [1]	10,000	171,600
Aviat Networks [1]	75,000	57,585
†Comtech Telecommunications	21,000	421,890
Oclaro [1]	87,000	302,760

		1,854,485

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.7%
†Electro Scientific Industries [1]	109,126	566,364
II-VI [1]	13,000	241,280
KEMET Corporation [1]	100,000	237,000
Newport Corporation [1]	50,000	793,500
†PCM [1]	42,288	419,920
†TTM Technologies [1]	22,900	149,079

		2,407,143

46 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Royce Micro-Cap Opportunity Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
INTERNET SOFTWARE & SERVICES - 6.6%
Amber Road [1]	157,702	$802,703
†Angie’s List [1]	25,096	234,647
EarthLink Holdings	45,000	334,350
Limelight Networks [1]	137,500	200,750
†MINDBODY Cl. A [1]	15,051	227,722
Monster Worldwide [1]	45,000	257,850
†Tremor Video [1]	141,252	290,979

		2,349,001

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.6%
Alpha & Omega Semiconductor [1]	30,320	278,641
Inphi Corporation [1]	16,000	432,320
Kopin Corporation [1]	124,296	338,085
Mattson Technology [1]	45,000	158,850
Rudolph Technologies [1]	22,703	322,837
SunEdison [1]	50,000	254,500
SunEdison Semiconductor [1]	25,494	199,873

		1,985,106

SOFTWARE - 3.7%
A10 Networks [1]	64,000	419,840
†Datawatch Corporation [1]	89,430	534,791
†Tangoe [1]	44,235	371,132

		1,325,763

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.5%
†Silicon Graphics International [1]	90,000	531,000

Total (Cost $10,259,480)		10,452,498

MATERIALS – 7.6%
CHEMICALS - 6.0%
Axiall Corporation	3,000	46,200
†Calgon Carbon	47,473	818,909
Kraton Performance Polymers [1]	41,000	681,010
†Schulman (A.)	18,500	566,840

		2,112,959

CONSTRUCTION MATERIALS - 1.6%
U.S. Concrete [1]	11,000	579,260

Total (Cost $2,500,944)		2,692,219

TELECOMMUNICATION SERVICES – 0.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
Iridium Communications [1]	27,000	227,070

Total (Cost $251,233)		227,070

MISCELLANEOUS[3] – 4.7%

Total (Cost $2,159,712)		1,687,777

TOTAL COMMON STOCKS

(Cost $37,511,753)		34,604,360

REPURCHASE AGREEMENT– 4.4%
Fixed Income Clearing Corporation, 0.03% dated 12/31/15, due 1/4/16, maturity value
$1,562,005 (collateralized by obligations of various U.S. Government Agencies, 2.125%
due 1/31/21, valued at $1,596,694)

(Cost $1,562,000)	$1,562,000

TOTAL INVESTMENTS – 101.5%

(Cost $39,073,753)	36,166,360

LIABILITIES LESS CASH AND OTHER ASSETS – (1.5)%	(517,840)

NET ASSETS – 100.0%	$35,648,520

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 47

Schedules of Investments

Royce Opportunity Fund
Common Stocks – 95.5%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 14.5%
AUTO COMPONENTS - 1.7%
Dana Holding Corporation	674,736	$9,311,357
Fuel Systems Solutions [1,6]	919,302	4,495,387
Spartan Motors	1,048,576	3,261,071
Tower International	301,754	8,621,112

		25,688,927

AUTOMOBILES - 0.5%
Winnebago Industries	415,277	8,264,012

DISTRIBUTORS - 0.3%
VOXX International Cl. A [1]	915,791	4,817,061

DIVERSIFIED CONSUMER SERVICES - 0.1%
Houghton Mifflin Harcourt [1]	84,559	1,841,695

HOTELS, RESTAURANTS & LEISURE - 2.3%
Belmond Cl. A [1]	918,019	8,721,180
Carrols Restaurant Group [1]	695,405	8,164,055
Ignite Restaurant Group [1,2]	432,816	1,817,827
Krispy Kreme Doughnuts [1]	533,661	8,042,271
Ruby Tuesday [1]	1,306,531	7,198,986

		33,944,319

HOUSEHOLD DURABLES - 3.1%
Beazer Homes USA [1]	479,475	5,509,168
Dixie Group [1,6]	866,135	4,529,886
Ethan Allen Interiors	95,700	2,662,374
Installed Building Products [1]	142,373	3,535,122
M.D.C. Holdings	330,750	8,444,048
M/I Homes [1]	320,400	7,023,168
New Home [1]	241,474	3,129,503
TRI Pointe Group [1,2]	406,672	5,152,534
William Lyon Homes Cl. A [1,2]	314,441	5,188,276
ZAGG [1]	166,131	1,817,473

		46,991,552

INTERNET & CATALOG RETAIL - 0.5%
EVINE Live [1]	373,806	665,375
Gaiam Cl. A [1]	802,973	5,010,551
†Lands’ End [1,2]	67,700	1,586,888

		7,262,814

LEISURE PRODUCTS - 0.2%
Black Diamond [1,2]	736,733	3,256,360

MEDIA - 1.3%
Ballantyne Strong [1]	682,137	3,110,545
Entravision Communications Cl. A	789,000	6,083,190
McClatchy Company (The) Cl. A [1,2]	3,037,362	3,675,208
New York Times Cl. A	392,499	5,267,337
Sizmek [1]	350,050	1,277,682

		19,413,962

MULTILINE RETAIL - 0.4%
Bon-Ton Stores (The)[2]	301,196	632,512
J.C. Penney Company [1,2]	774,641	5,159,109

		5,791,621

SPECIALTY RETAIL - 3.4%
American Eagle Outfitters	423,600	6,565,800
Ascena Retail Group [1]	1,002,292	9,872,576
bebe stores [2]	882,945	498,864
Chico’s FAS	324,600	3,463,482
Destination Maternity	177,337	1,546,379
New York & Company [1,2]	1,164,217	2,666,057
Rent-A-Center	583,906	8,741,073
Sears Hometown and Outlet Stores [1,2]	339,245	2,713,960
TravelCenters of America LLC [1]	750,214	7,052,011
West Marine [1]	904,705	7,680,945

		50,801,147

TEXTILES, APPAREL & LUXURY GOODS - 0.7%
Unifi [1]	317,167	8,928,251
†Vince Holding [1,2]	423,800	1,941,004

		10,869,255

Total (Cost $249,571,383)		218,942,725

CONSUMER STAPLES – 2.0%
FOOD & STAPLES RETAILING - 0.4%
SUPERVALU [1]	1,029,300	6,978,654

FOOD PRODUCTS - 0.7%
Landec Corporation [1]	375,602	4,443,372
SunOpta [1]	883,091	6,040,342

		10,483,714

HOUSEHOLD PRODUCTS - 0.4%
Central Garden & Pet [1]	435,379	5,886,324

PERSONAL PRODUCTS - 0.5%
Elizabeth Arden [1,2]	742,192	7,347,701

Total (Cost $37,067,970)		30,696,393

ENERGY – 1.9%
ENERGY EQUIPMENT & SERVICES - 1.0%
Key Energy Services [1,2]	593,700	286,223
Matrix Service [1]	295,308	6,065,626
Newpark Resources [1]	1,110,231	5,862,020
Parker Drilling [1]	575,500	1,047,410
Willbros Group [1,2]	442,928	1,191,476

		14,452,755

OIL, GAS & CONSUMABLE FUELS - 0.9%
Matador Resources [1]	62,500	1,235,625
Pengrowth Energy [2]	2,024,200	1,484,143
Scorpio Tankers	919,326	7,372,995
StealthGas [1]	967,221	3,317,568
Stone Energy [1,2]	234,500	1,006,005

		14,416,336

Total (Cost $53,842,017)		28,869,091

FINANCIALS – 7.6%
BANKS - 3.6%
BancorpSouth	110,100	2,641,299
BankUnited	170,498	6,148,158
Boston Private Financial Holdings	964,946	10,942,488
CenterState Banks	318,441	4,983,602
Fidelity Southern	96,340	2,149,345
First Bancorp	138,608	2,597,514
Guaranty Bancorp	251,160	4,154,186
Southern National Bancorp of Virginia	159,915	2,088,490
State Bank Financial	380,559	8,003,156
Umpqua Holdings	430,000	6,837,000
United Bankshares	104,439	3,863,198

		54,408,436

CAPITAL MARKETS - 0.0%
Harris & Harris Group [1]	105,496	232,091

CONSUMER FINANCE - 0.4%
Enova International [1]	845,758	5,590,460

INSURANCE - 1.2%
Ambac Financial Group [1]	328,246	4,624,986

48 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Royce Opportunity Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
INSURANCE (continued)
Assured Guaranty	197,700	$5,225,211
MBIA [1]	882,576	5,719,093
Old Republic International	164,138	3,057,891

		18,627,181

REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.2%
BRT Realty Trust [1]	148,157	939,315
Mack-Cali Realty	399,050	9,317,818
Rouse Properties	545,933	7,948,784

		18,205,917

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
Tejon Ranch [1]	330,856	6,335,893

THRIFTS & MORTGAGE FINANCE - 0.8%
Brookline Bancorp	185,500	2,133,250
MGIC Investment [1,2]	301,685	2,663,878
Walker & Dunlop [1]	113,012	3,255,876
Washington Federal	159,600	3,803,268

		11,856,272

Total (Cost $108,633,296)		115,256,250

HEALTH CARE – 4.0%
HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
Accuray [1,2]	824,800	5,567,400
AngioDynamics [1]	461,340	5,600,667
Exactech [1]	237,473	4,310,135
Invacare Corporation	786,525	13,677,670
Merit Medical Systems [1]	88,328	1,642,017
RTI Surgical [1]	576,074	2,287,014

		33,084,903

HEALTH CARE PROVIDERS & SERVICES - 0.1%
Owens & Minor	38,900	1,399,622

HEALTH CARE TECHNOLOGY - 0.9%
Allscripts Healthcare Solutions [1]	897,936	13,810,256

LIFE SCIENCES TOOLS & SERVICES - 0.8%
Albany Molecular Research [1,2]	619,274	12,292,589

Total (Cost $44,263,532)		60,587,370

INDUSTRIALS – 21.5%
AEROSPACE & DEFENSE - 1.6%
Aerojet Rocketdyne Holdings [1]	482,140	7,550,313
†KEYW Holding Corporation [1,2]	323,700	1,948,674
Kratos Defense & Security Solutions [1,2]	1,662,524	6,816,348
LMI Aerospace [1,6]	829,530	8,353,367

		24,668,702

AIR FREIGHT & LOGISTICS - 0.3%
Atlas Air Worldwide Holdings [1]	76,962	3,181,609
XPO Logistics [1,2]	57,900	1,577,775

		4,759,384

AIRLINES - 0.3%
†Virgin America [1,2]	120,900	4,353,609

BUILDING PRODUCTS - 3.8%
Builders FirstSource [1]	78,494	869,714
Gibraltar Industries [1]	181,987	4,629,749
Griffon Corporation	398,000	7,084,400
Insteel Industries	376,822	7,883,116
NCI Building Systems [1]	953,300	11,830,453
PGT [1]	652,608	7,433,205
Ply Gem Holdings [1]	576,892	7,234,226
Quanex Building Products	528,486	11,018,933

		57,983,796

COMMERCIAL SERVICES & SUPPLIES - 3.0%
ABM Industries	253,900	7,228,533
†Herman Miller	294,600	8,455,020
Interface	593,316	11,356,068
Steelcase Cl. A	337,800	5,033,220
TRC Companies [1]	1,444,429	13,360,969

		45,433,810

CONSTRUCTION & ENGINEERING - 2.5%
Aegion Corporation [1]	621,589	12,002,884
Furmanite Corporation [1]	860,576	5,731,436
Layne Christensen [1,2]	870,104	4,576,747
MasTec [1]	566,500	9,845,770
Northwest Pipe [1,6]	509,994	5,706,833

		37,863,670

ELECTRICAL EQUIPMENT - 1.8%
Encore Wire	375,003	13,908,861
General Cable	972,643	13,062,596

		26,971,457

MACHINERY - 6.4%
Albany International Cl. A	291,250	10,645,187
Astec Industries	369,728	15,047,930
Commercial Vehicle Group [1]	980,040	2,704,910
Dynamic Materials	401,462	2,806,219
Federal Signal	734,132	11,635,992
Hardinge	584,897	5,451,240
Hurco Companies	204,073	5,420,179
Meritor [1]	458,419	3,827,799
Mueller Industries	500,121	13,553,279
Mueller Water Products Cl. A	1,761,576	15,149,554
NN	636,919	10,152,489

		96,394,778

MARINE - 0.5%
Diana Shipping [1]	766,780	3,335,493
Genco Shipping & Trading [1,2]	311,219	463,716
Navios Maritime Holdings [2]	1,339,449	2,344,036
Scorpio Bulkers [1]	58,992	583,427

		6,726,672

ROAD & RAIL - 0.3%
Swift Transportation Cl. A [1,2]	295,944	4,089,946

TRADING COMPANIES & DISTRIBUTORS - 0.4%
Kaman Corporation	134,731	5,498,372

TRANSPORTATION INFRASTRUCTURE - 0.6%
Wesco Aircraft Holdings [1]	764,800	9,154,656

Total (Cost $310,505,188)		323,898,852

INFORMATION TECHNOLOGY – 32.0%
COMMUNICATIONS EQUIPMENT - 2.7%
ARRIS Group [1]	331,460	10,132,732
Aviat Networks [1]	2,776,332	2,131,668
ClearOne	281,534	3,640,235
Comtech Telecommunications	482,504	9,693,505
EMCORE Corporation [1]	435,844	2,671,724
Extreme Networks [1]	1,129,541	4,608,527
Harmonic [1]	729,477	2,968,971
Oclaro [1,2]	955,377	3,324,712

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 49

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
COMMUNICATIONS EQUIPMENT (continued)
Westell Technologies Cl. A [1,2]	1,091,039	$1,374,709

		40,546,783

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.2%
Benchmark Electronics [1]	416,200	8,602,854
Checkpoint Systems	904,154	5,669,046
CTS Corporation	78,080	1,377,331
Daktronics	567,125	4,945,330
Echelon Corporation [1]	163,558	922,467
Frequency Electronics [1]	224,263	2,381,673
GSI Group [1]	499,525	6,803,531
Identiv [1,2]	389,339	774,785
II-VI [1]	601,214	11,158,532
Ingram Micro Cl. A	282,314	8,576,699
KEMET Corporation [1]	2,221,453	5,264,844
Knowles Corporation [1,2]	175,700	2,342,081
Maxwell Technologies [1]	1,022,260	7,298,936
Mercury Systems [1]	762,778	14,004,604
Newport Corporation [1]	809,484	12,846,511
Park Electrochemical	220,834	3,325,760
PCM [1]	568,244	5,642,663
Perceptron [1]	418,780	3,262,296
RadiSys Corporation [1,2]	712,278	1,973,010
Sanmina Corporation [1]	485,723	9,996,179
SigmaTron International [1,6]	347,772	2,618,723
TTM Technologies [1]	879,325	5,724,406
Vishay Intertechnology	916,923	11,048,922
Vishay Precision Group [1]	236,242	2,674,259

		139,235,442

INTERNET SOFTWARE & SERVICES - 3.8%
†Amber Road [1,2]	188,825	961,119
Bankrate [1]	628,608	8,360,486
Blucora [1]	880,731	8,631,164
†Care.com [1,2]	706,537	5,058,805
EarthLink Holdings	1,732,858	12,875,135
Limelight Networks [1]	986,969	1,440,975
†Marin Software [1,2]	231,600	829,128
Monster Worldwide [1,2]	1,578,300	9,043,659
QuinStreet [1]	1,188,939	5,100,548
Support.com [1,2]	1,300,397	1,313,401
†Tremor Video [1,2]	987,921	2,035,117
†YuMe [1,2]	440,946	1,547,721

		57,197,258

IT SERVICES - 1.8%
CIBER [1]	1,762,073	6,184,876
Computer Task Group	728,648	4,823,650
Datalink Corporation [1]	522,409	3,552,381
Perficient [1]	85,086	1,456,673
Unisys Corporation [1]	987,224	10,908,825

		26,926,405

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 11.4%
Advanced Energy Industries [1]	534,770	15,096,557
Alpha & Omega Semiconductor [1]	379,615	3,488,662
Amtech Systems [1,2,6]	743,606	4,654,974
Axcelis Technologies [1]	968,294	2,507,882
AXT [1]	533,492	1,323,060
Brooks Automation	1,237,800	13,219,704
Cohu	623,326	7,523,545
Cree [1,2]	195,500	5,213,985
Exar Corporation [1]	974,594	5,974,261
FormFactor [1]	633,261	5,699,349
Intersil Corporation Cl. A	812,699	10,370,039
IXYS Corporation	770,854	9,735,886
Kopin Corporation [1]	1,114,122	3,030,412
Kulicke & Soffa Industries [1]	803,888	9,381,373
Mattson Technology [1]	336,300	1,187,139
MaxLinear Cl. A [1]	882,522	12,999,549
Microsemi Corporation [1]	441,554	14,390,245
Nanometrics [1]	689,439	10,438,106
NeoPhotonics Corporation [1]	684,958	7,438,644
Rubicon Technology [1,2]	656,406	748,303
Rudolph Technologies [1]	549,511	7,814,046
SemiLEDs Corporation [1]	894,782	340,017
Sigma Designs [1]	406,697	2,570,325
SunEdison [1,2]	508,478	2,588,153
SunEdison Semiconductor [1]	576,529	4,519,987
Ultra Clean Holdings [1]	787,738	4,033,219
Xcerra Corporation [1]	900,354	5,447,142

		171,734,564

SOFTWARE - 0.8%
A10 Networks [1]	904,799	5,935,482
Mentor Graphics	115,019	2,118,650
SeaChange International [1]	503,600	3,394,264
†Tangoe [1,2]	57,721	484,279

		11,932,675

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.3%
Avid Technology [1,2]	601,780	4,386,976
Cray [1]	400,332	12,990,773
Intevac [1]	937,391	4,415,112
QLogic Corporation [1]	333,733	4,071,542
Silicon Graphics International [1,2]	1,650,874	9,740,157

		35,604,560

Total (Cost $490,226,199)		483,177,687

MATERIALS – 8.0%
CHEMICALS - 2.8%
Axiall Corporation	68,500	1,054,900
Ferro Corporation [1]	939,211	10,444,026
H.B. Fuller Company	88,300	3,220,301
Kraton Performance Polymers [1]	760,960	12,639,545
Olin Corporation	317,700	5,483,502
Schulman (A.)	299,440	9,174,842

		42,017,116

CONSTRUCTION MATERIALS - 0.6%
U.S. Concrete [1]	182,572	9,614,242

METALS & MINING - 4.1%
A. M. Castle & Co. [1,2,6]	1,736,183	2,760,531
AK Steel Holding Corporation [1,2]	1,106,600	2,478,784
Carpenter Technology	143,741	4,351,040
Century Aluminum [1,2]	908,903	4,017,351
Coeur Mining [1]	753,200	1,867,936
Commercial Metals	1,070,861	14,660,087
Haynes International	251,991	9,245,550
Hecla Mining	1,246,800	2,356,452
Kaiser Aluminum	104,700	8,759,202
Noranda Aluminum Holding Corporation [2,5,6]	541,092	173,150
Pan American Silver	941,700	6,121,050

50 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Royce Opportunity Fund (continued)

	SHARES	VALUE

MATERIALS (continued)
METALS & MINING (continued)
Synalloy Corporation	331,333	$2,279,571
TimkenSteel Corporation	258,058	2,162,526

		61,233,230

PAPER & FOREST PRODUCTS - 0.5%
Louisiana-Pacific Corporation [1,2]	417,800	7,524,578

Total (Cost $147,083,734)		120,389,166

TELECOMMUNICATION SERVICES – 0.7%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.7%
Iridium Communications [1,2]	1,300,750	10,939,308

Total (Cost $9,598,484)		10,939,308

UTILITIES – 0.2%
WATER UTILITIES - 0.2%
†Pure Cycle [1,2]	525,799	2,523,835

Total (Cost $2,199,948)		2,523,835

MISCELLANEOUS[3] – 3.1%

Total (Cost $57,122,563)		47,215,791

TOTAL COMMON STOCKS

(Cost $1,510,114,314)		1,442,496,468

	PRINCIPAL
	AMOUNT

CORPORATE BOND– 0.0%
†McClatchy Company (The) 9.00%
due 12/15/22 [2]

(Cost $375,220)	$400,000	356,000

REPURCHASE AGREEMENT– 4.7%
Fixed Income Clearing Corporation, 0.03% dated 12/31/15, due 1/4/16, maturity value
$70,759,236 (collateralized by obligations of various U.S. Government Agencies, 1.625%
due 7/31/20, valued at $72,175,106)

(Cost $70,759,000)		70,759,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 5.7%
U.S. Treasury Bills
due 1/7/16-10/13/16	122,354	122,356
U.S. Treasury Bonds
0.75%-8.875%
due 11/15/16-11/15/45	88,201	88,749
U.S. Treasury Notes
0.125%-4.50%
due 1/15/16-8/15/25	482,890	483,863
U.S. Treasury Notes - Floating Rate
due 1/31/16-4/30/17	9,983	9,982
U.S. Treasury Strips-Interest
due 5/15/21-11/15/25	5,747	5,730
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.1079%)		84,663,229

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $85,373,909)		$85,373,909

TOTAL INVESTMENTS – 105.9%

(Cost $1,666,622,443)	1,598,985,377

LIABILITIES LESS CASH AND OTHER ASSETS – (5.9)%	(89,301,562)

NET ASSETS – 100.0%	$1,509,683,815

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 51

Schedules of Investments

Royce Pennsylvania Mutual Fund
Common Stocks – 98.8%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 15.4%
AUTO COMPONENTS - 3.0%
Dorman Products [1]	334,321	$15,870,218
Drew Industries	489,973	29,834,456
Gentex Corporation	1,038,434	16,625,328
Standard Motor Products	98,551	3,749,866
STRATTEC SECURITY [6]	260,547	14,718,300
Superior Industries International	445,100	8,198,742

		88,996,910

AUTOMOBILES - 1.2%
Thor Industries	325,615	18,283,282
Winnebago Industries	821,200	16,341,880

		34,625,162

DISTRIBUTORS - 1.2%
Core-Mark Holding Company	264,730	21,691,976
Weyco Group	531,400	14,220,264

		35,912,240

DIVERSIFIED CONSUMER SERVICES - 0.8%
Liberty Tax Cl. A	545,224	12,992,688
LifeLock [1,2]	24,000	344,400
Sotheby’s	425,000	10,948,000

		24,285,088

HOTELS, RESTAURANTS & LEISURE - 0.0%
MTY Food Group	28,600	670,303

HOUSEHOLD DURABLES - 1.3%
Cavco Industries [1]	17,900	1,491,249
Ethan Allen Interiors	894,088	24,873,528
Flexsteel Industries	56,700	2,505,006
NVR [1]	6,180	10,153,740

		39,023,523

INTERNET & CATALOG RETAIL - 0.4%
Blue Nile [1]	111,368	4,135,094
FTD Companies [1]	313,714	8,209,895

		12,344,989

LEISURE PRODUCTS - 0.3%
Nautilus [1]	476,800	7,972,096

MEDIA - 1.4%
E.W. Scripps Company Cl. A	276,767	5,258,573
Harte-Hanks	265,640	860,674
†Media General [1,2]	124,600	2,012,290
Rentrak Corporation [1]	233,665	11,106,097
Saga Communications Cl. A	142,034	5,461,207
Wiley (John) & Sons Cl. A	335,783	15,120,309

		39,819,150

MULTILINE RETAIL - 0.3%
Dillard’s Cl. A	146,600	9,633,086

SPECIALTY RETAIL - 4.7%
American Eagle Outfitters	782,091	12,122,411
America’s Car-Mart [1]	394,800	10,537,212
Ascena Retail Group [1]	184,932	1,821,580
Barnes & Noble	81,000	705,510
Buckle (The)	734,281	22,601,169
Cato Corporation (The) Cl. A	369,255	13,595,969
Destination Maternity	193,491	1,687,242
DSW Cl. A	552,200	13,175,492
GameStop Corporation Cl. A	249,100	6,984,764
Genesco [1]	334,623	19,016,625
Monro Muffler Brake	247,600	16,396,072
Shoe Carnival	616,936	14,312,915
Stein Mart	1,086,218	7,310,247

		140,267,208

TEXTILES, APPAREL & LUXURY GOODS - 0.8%
Deckers Outdoor [1,2]	259,080	12,228,576
G-III Apparel Group [1]	58,300	2,580,358
Movado Group	207,086	5,324,181
Steven Madden [1]	113,146	3,419,272

		23,552,387

Total (Cost $313,503,221)		457,102,142

CONSUMER STAPLES – 2.2%
FOOD & STAPLES RETAILING - 0.3%
†Fresh Market (The) [1,2]	195,500	4,578,610
Village Super Market Cl. A	196,997	5,190,871

		9,769,481

FOOD PRODUCTS - 1.3%
Cal-Maine Foods [2]	159,371	7,385,252
Farmer Bros. [1]	47,777	1,541,764
Industrias Bachoco ADR	83,060	4,089,044
John B. Sanfilippo & Son	19,300	1,042,779
Sanderson Farms	191,700	14,860,584
Seneca Foods Cl. A [1]	247,792	7,181,012
Seneca Foods Cl. B [1]	7,197	229,728
SunOpta [1]	167,639	1,146,651

		37,476,814

PERSONAL PRODUCTS - 0.6%
Inter Parfums	324,600	7,731,972
Nu Skin Enterprises Cl. A	67,034	2,539,918
Nutraceutical International [1]	285,000	7,358,700

		17,630,590

Total (Cost $40,466,678)		64,876,885

ENERGY – 3.3%
ENERGY EQUIPMENT & SERVICES - 3.2%
CARBO Ceramics	41,000	705,200
Era Group [1]	331,440	3,695,556
Helmerich & Payne	216,720	11,605,356
Matrix Service [1]	653,167	13,416,050
Oil States International [1]	101,673	2,770,589
Pason Systems [2]	1,444,220	20,238,076
RPC [2]	579,075	6,919,946
SEACOR Holdings [1]	406,027	21,340,779
TGS-NOPEC Geophysical	532,585	8,424,550
Unit Corporation [1]	533,369	6,507,102

		95,623,204

OIL, GAS & CONSUMABLE FUELS - 0.1%
†Dorian LPG [1,2]	49,700	584,969
World Fuel Services	6,000	230,760
WPX Energy [1]	66,000	378,840

		1,194,569

Total (Cost $84,544,860)		96,817,773

FINANCIALS – 14.3%
BANKS - 1.3%
Ames National	26,298	638,778
Blue Hills Bancorp	246,490	3,773,762
BOK Financial	26,900	1,608,351
Camden National	140,588	6,198,525
City Holding Company	66,970	3,056,511

52 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
BANKS (continued)
First Citizens BancShares Cl. A	93,526	$24,145,607

		39,421,534

CAPITAL MARKETS - 5.7%
AllianceBernstein Holding L.P.	514,000	12,258,900
Artisan Partners Asset Management Cl. A	496,970	17,920,738
ASA Gold and Precious Metals	98,100	703,377
Citadel Capital [1]	6,165,715	1,252,034
Cowen Group [1]	1,662,186	6,366,172
Diamond Hill Investment Group	133,417	25,215,813
Federated Investors Cl. B	770,269	22,068,207
Lazard Cl. A	176,157	7,928,827
Reinet Investments	238,550	4,409,080
Reinet Investments DR	1,300,000	2,674,696
Rothschild & Co	328,346	8,379,911
SEI Investments	422,975	22,163,890
Sprott	5,005,100	8,608,902
Stifel Financial [1]	58,400	2,473,824
Virtus Investment Partners	56,870	6,679,950
Westwood Holdings Group	362,935	18,905,284

		168,009,605

DIVERSIFIED FINANCIAL SERVICES - 1.5%
Bolsa Mexicana de Valores	4,755,413	6,315,902
Morningstar	290,695	23,374,785
PICO Holdings [1]	742,941	7,667,151
Sofina	53,964	6,056,581

		43,414,419

INSURANCE - 2.7%
Alleghany Corporation [1]	6,790	3,245,145
Allied World Assurance Company Holdings	77,270	2,873,671
E-L Financial	42,300	21,276,866
Greenlight Capital Re Cl. A [1]	542,204	10,144,637
MBIA [1]	2,368,477	15,347,731
ProAssurance Corporation	41,500	2,013,995
Reinsurance Group of America	145,821	12,474,987
RLI Corp.	221,881	13,701,152

		81,078,184

INVESTMENT COMPANIES - 0.6%
British Empire Trust	183,727	1,240,396
RIT Capital Partners	705,700	17,473,702

		18,714,098

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.2%
AV Homes [1]	81,000	1,037,610
FRP Holdings [1,6]	518,912	17,611,874
Marcus & Millichap [1]	82,830	2,413,666
St. Joe Company (The) [1,2]	105,000	1,943,550
Tejon Ranch [1]	690,815	13,229,107

		36,235,807

THRIFTS & MORTGAGE FINANCE - 1.3%
Genworth MI Canada [2]	1,341,557	25,789,851
TrustCo Bank Corp. NY	1,967,551	12,080,763

		37,870,614

Total (Cost $371,041,808)		424,744,261

HEALTH CARE – 6.4%
BIOTECHNOLOGY - 0.3%
ARIAD Pharmaceuticals [1,2]	121,250	757,812
Myriad Genetics [1]	174,460	7,529,694
†Progenics Pharmaceuticals [1,2]	278,500	1,707,205

		9,994,711

HEALTH CARE EQUIPMENT & SUPPLIES - 2.5%
Analogic Corporation	225,800	18,651,080
Atrion Corporation	12,703	4,842,383
IDEXX Laboratories [1,2]	250,100	18,237,292
Merit Medical Systems [1]	660,786	12,284,012
STERIS	232,500	17,516,550
Trinity Biotech ADR Cl. A	91,100	1,071,336

		72,602,653

HEALTH CARE PROVIDERS & SERVICES - 1.3%
Aceto Corporation	47,566	1,283,331
HealthSouth Corporation	193,413	6,732,706
Landauer	401,100	13,204,212
U.S. Physical Therapy	305,800	16,415,344

		37,635,593

LIFE SCIENCES TOOLS & SERVICES - 2.3%
Bio-Rad Laboratories Cl. A [1]	112,022	15,532,971
Bio-Techne	280,610	25,254,900
ICON [1]	150,700	11,709,390
PAREXEL International [1]	249,500	16,995,940

		69,493,201

Total (Cost $132,744,078)		189,726,158

INDUSTRIALS – 25.0%
AEROSPACE & DEFENSE - 1.5%
HEICO Corporation	438,035	23,811,583
HEICO Corporation Cl. A	134,840	6,634,128
Teledyne Technologies [1]	149,800	13,287,260

		43,732,971

AIR FREIGHT & LOGISTICS - 1.2%
Echo Global Logistics [1]	217,904	4,443,063
Forward Air	605,800	26,055,458
Hub Group Cl. A [1]	194,700	6,415,365

		36,913,886

BUILDING PRODUCTS - 1.4%
AAON	587,762	13,647,834
Gibraltar Industries [1]	463,920	11,802,125
Insteel Industries	82,159	1,718,766
Simpson Manufacturing	407,900	13,929,785

		41,098,510

COMMERCIAL SERVICES & SUPPLIES - 3.5%
Copart [1]	729,852	27,741,674
Healthcare Services Group	337,000	11,751,190
Heritage-Crystal Clean [1]	242,158	2,566,875
Mobile Mini	352,000	10,957,760
Ritchie Bros. Auctioneers	1,249,620	30,128,338
Steelcase Cl. A	322,670	4,807,783
Team [1]	301,082	9,622,581
UniFirst Corporation	68,626	7,150,829

		104,727,030

CONSTRUCTION & ENGINEERING - 1.4%
EMCOR Group	305,600	14,681,024
Jacobs Engineering Group [1]	49,000	2,055,550
KBR	873,172	14,774,070
MYR Group [1]	407,984	8,408,550

		39,919,194

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 53

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
ELECTRICAL EQUIPMENT - 1.4%
AZZ	118,452	$6,582,378
Encore Wire	258,779	9,598,113
Franklin Electric	501,200	13,547,436
Preformed Line Products [6]	305,178	12,847,994

		42,575,921

INDUSTRIAL CONGLOMERATES - 0.4%
Raven Industries	727,945	11,355,942

MACHINERY - 8.2%
Alamo Group	210,212	10,952,045
CIRCOR International	463,869	19,552,078
CLARCOR	289,000	14,357,520
Columbus McKinnon	138,675	2,620,957
Federal Signal	887,294	14,063,610
Gorman-Rupp Company (The)	59,666	1,594,872
Graco	204,749	14,756,260
Graham Corporation	34,000	571,880
Hyster-Yale Materials Handling Cl. A	40,070	2,101,672
John Bean Technologies	472,483	23,543,828
Kadant	32,300	1,311,703
Kennametal	17,100	328,320
Lincoln Electric Holdings	232,019	12,039,466
Lindsay Corporation	111,700	8,087,080
Lydall [1]	61,263	2,173,611
Miller Industries	252,032	5,489,257
Nordson Corporation	190,300	12,207,745
RBC Bearings [1]	365,300	23,594,727
Sun Hydraulics	684,287	21,712,427
Tennant Company	478,800	26,937,288
Valmont Industries	212,545	22,534,021
Wabtec Corporation	25,757	1,831,838

		242,362,205

PROFESSIONAL SERVICES - 2.7%
Advisory Board (The) [1]	446,223	22,137,123
Exponent	419,578	20,957,921
Franklin Covey [1]	80,000	1,339,200
Heidrick & Struggles International	22,800	620,616
ICF International [1]	55,940	1,989,226
Korn/Ferry International	159,800	5,302,164
ManpowerGroup	205,505	17,322,017
Robert Half International	37,830	1,783,306
RPX Corporation [1]	252,652	2,779,172
TrueBlue [1]	277,420	7,146,339

		81,377,084

ROAD & RAIL - 1.5%
Knight Transportation	24,700	598,481
Landstar System	400,760	23,504,574
†Patriot Transportation Holding [1]	106,804	2,477,853
Universal Truckload Services	617,284	8,666,667
Werner Enterprises	336,300	7,866,057

		43,113,632

TRADING COMPANIES & DISTRIBUTORS - 1.4%
Applied Industrial Technologies	442,101	17,900,670
MSC Industrial Direct Cl. A	317,860	17,885,982
Richelieu Hardware	102,700	5,036,657

		40,823,309

TRANSPORTATION INFRASTRUCTURE - 0.4%
Wesco Aircraft Holdings [1]	989,087	11,839,371

Total (Cost $448,566,764)		739,839,055

INFORMATION TECHNOLOGY – 20.9%
COMMUNICATIONS EQUIPMENT - 0.8%
ADTRAN	98,700	1,699,614
Brocade Communications Systems	1,451,350	13,323,393
Digi International [1]	373,144	4,246,379
TESSCO Technologies	214,717	4,180,540

		23,449,926

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 11.8%
Anixter International [1]	256,400	15,483,996
AVX Corporation	398,821	4,841,687
Badger Meter	239,514	14,033,125
Benchmark Electronics [1]	755,914	15,624,742
Cognex Corporation	449,490	15,179,277
Coherent [1]	362,830	23,623,861
Dolby Laboratories Cl. A	332,551	11,190,341
DTS [1,6]	910,629	20,562,003
Fabrinet [1]	710,378	16,921,204
FARO Technologies [1]	357,680	10,558,714
FLIR Systems	819,200	22,994,944
HollySys Automation Technologies	316,500	7,019,970
IPG Photonics [1]	210,455	18,764,168
Key Tronic [1]	476,531	3,621,636
Methode Electronics	60,860	1,937,174
MTS Systems	342,674	21,728,958
National Instruments	863,900	24,785,291
Newport Corporation [1]	1,486,922	23,597,452
PC Connection	722,769	16,363,490
Plexus Corporation [1]	366,000	12,780,720
Richardson Electronics	157,551	893,314
Rofin-Sinar Technologies [1]	777,565	20,823,191
Rogers Corporation [1]	150,471	7,759,790
ScanSource [1]	169,787	5,470,537
Vishay Intertechnology	1,150,941	13,868,839

		350,428,424

INTERNET SOFTWARE & SERVICES - 0.4%
j2 Global	69,170	5,694,074
Stamps.com [1]	6,900	756,309
Textura Corporation [1,2]	171,400	3,698,812

		10,149,195

IT SERVICES - 0.6%
Computer Task Group	451,872	2,991,393
MAXIMUS	247,900	13,944,375
Net 1 UEPS Technologies [1]	26,000	351,260
Sykes Enterprises [1]	50,632	1,558,453

		18,845,481

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
Advanced Energy Industries [1]	515,514	14,552,960
Brooks Automation	252,800	2,699,904
Cabot Microelectronics [1]	288,570	12,633,595
Cascade Microtech [1]	75,400	1,225,250
Cirrus Logic [1]	273,488	8,076,101
Diodes [1]	708,758	16,287,259
IXYS Corporation	299,900	3,787,737
Kulicke & Soffa Industries [1]	100,100	1,168,167
MKS Instruments	694,635	25,006,860
Nanometrics [1]	331,201	5,014,383
Photronics [1]	209,960	2,614,002
Teradyne	13,020	269,123
Tessera Technologies	131,930	3,959,219

54 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Veeco Instruments [1]	60,132	$1,236,314

		98,530,874

SOFTWARE - 2.8%
ACI Worldwide [1]	872,600	18,673,640
ANSYS [1]	6,700	619,750
Blackbaud	310,491	20,448,937
Computer Modelling Group	707,500	4,591,566
Ellie Mae [1,2]	13,800	831,174
Fair Isaac	157,800	14,861,604
Mentor Graphics	288,590	5,315,828
Monotype Imaging Holdings	755,206	17,853,070

		83,195,569

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.2%
Diebold	798,532	24,027,828
Stratasys [1,2]	74,000	1,737,520
Super Micro Computer [1,2]	378,000	9,264,780

		35,030,128

Total (Cost $450,400,657)		619,629,597

MATERIALS – 9.5%
CHEMICALS - 3.5%
Balchem Corporation	404,000	24,563,200
FutureFuel Corporation	749,456	10,117,656
Innospec	182,409	9,906,633
Intrepid Potash [1]	373,398	1,101,524
Minerals Technologies	287,907	13,203,415
Quaker Chemical	384,400	29,698,744
Sensient Technologies	6,600	414,612
Umicore	276,000	11,537,162
Westlake Chemical	33,600	1,825,152

		102,368,098

CONSTRUCTION MATERIALS - 0.3%
Ash Grove Cement [5]	40,418	8,406,944

CONTAINERS & PACKAGING - 1.0%
AptarGroup	274,100	19,913,365
Greif Cl. A	315,168	9,710,326

		29,623,691

METALS & MINING - 3.8%
Commercial Metals	655,700	8,976,533
Compass Minerals International	135,226	10,178,461
Ferroglobe	649,603	6,983,232
Franco-Nevada Corporation	386,200	17,668,650
Gold Fields ADR	520,000	1,440,400
Haynes International	335,995	12,327,657
Hecla Mining	228,300	431,487
Horsehead Holding Corporation [1,2]	403,600	827,380
Major Drilling Group International	1,732,850	5,485,208
Pretium Resources [1]	158,600	797,757
Reliance Steel & Aluminum	511,875	29,642,681
Schnitzer Steel Industries Cl. A	58,200	836,334
Steel Dynamics	279,421	4,993,253
Worthington Industries	446,133	13,446,449

		114,035,482

PAPER & FOREST PRODUCTS - 0.9%
Stella-Jones	721,000	27,361,213

Total (Cost $215,309,600)		281,795,428

TELECOMMUNICATION SERVICES – 0.1%
WIRELESS TELECOMMUNICATION SERVICES - 0.1%
Telephone and Data Systems	162,000	4,194,180

Total (Cost $4,308,624)		4,194,180

MISCELLANEOUS[3] – 1.7%

Total (Cost $63,151,615)		51,650,273

TOTAL COMMON STOCKS

(Cost $2,124,037,905)		2,930,375,752

REPURCHASE AGREEMENT – 0.3%
Fixed Income Clearing Corporation, 0.03% dated 12/31/15, due 1/4/16, maturity value
$10,490,035 (collateralized by obligations of various U.S. Government Agencies, 2.50%-
3.00% due 11/15/44-2/15/45, valued at $10,704,431)

(Cost $10,490,000)		10,490,000

	PRINCIPAL
	AMOUNT

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.2%
U.S. Treasury Bills
due 3/31/16-8/18/16	$116,789	116,792
U.S. Treasury Bonds
0.75%-8.125%
due 11/15/16-2/15/45	14,001	14,053
U.S. Treasury Notes
0.125%-3.625%
due 6/30/16-8/15/25	338,956	340,166
U.S. Treasury Notes - Floating Rate
due 7/31/17	32,238	32,241
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.1079%)		34,048,761

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $34,552,013)		34,552,013

TOTAL INVESTMENTS – 100.3%

(Cost $2,169,079,918)		2,975,417,765

LIABILITIES LESS CASH AND OTHER ASSETS – (0.3)%		(9,606,820)

NET ASSETS – 100.0%		$2,965,810,945

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 55

Schedules of Investments

Royce Premier Fund
Common Stocks – 99.5%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 11.6%
AUTO COMPONENTS - 1.4%
Dorman Products [1]	750,800	$35,640,476

AUTOMOBILES - 2.2%
Thor Industries	1,013,600	56,913,640

DISTRIBUTORS - 1.2%
Pool Corporation	406,000	32,796,680

DIVERSIFIED CONSUMER SERVICES - 1.6%
Sotheby’s	1,671,567	43,059,566

SPECIALTY RETAIL - 1.7%
Buckle (The)	1,440,336	44,333,542

TEXTILES, APPAREL & LUXURY GOODS - 3.5%
Columbia Sportswear	943,472	46,003,695
Wolverine World Wide	2,781,374	46,476,759

		92,480,454

Total (Cost $212,387,247)		305,224,358

CONSUMER STAPLES – 3.1%
FOOD PRODUCTS - 3.1%
Cal-Maine Foods [2]	903,100	41,849,654
Sanderson Farms	501,000	38,837,520

Total (Cost $28,207,157)		80,687,174

ENERGY – 5.0%
ENERGY EQUIPMENT & SERVICES - 5.0%
Pason Systems [6]	4,219,700	59,131,302
SEACOR Holdings [1]	809,000	42,521,040
TGS-NOPEC Geophysical	1,885,000	29,817,354

Total (Cost $154,532,989)		131,469,696

FINANCIALS – 14.1%
CAPITAL MARKETS - 5.4%
†Ashmore Group [2]	4,794,500	18,104,307
Federated Investors Cl. B	2,424,700	69,467,655
Stifel Financial [1]	731,437	30,983,671
WisdomTree Investments	1,530,200	23,993,536

		142,549,169

DIVERSIFIED FINANCIAL SERVICES - 2.8%
Morningstar	742,700	59,720,507
TMX Group	554,300	14,337,209

		74,057,716

INSURANCE - 1.8%
Alleghany Corporation [1]	95,710	45,742,680

REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.8%
Jones Lang LaSalle	231,500	37,007,590
Kennedy-Wilson Holdings	1,455,836	35,056,531

		72,064,121

THRIFTS & MORTGAGE FINANCE - 1.3%
†Genworth MI Canada	1,801,400	34,629,790

Total (Cost $257,246,019)		369,043,476

HEALTH CARE – 6.0%
BIOTECHNOLOGY - 1.5%
Myriad Genetics [1]	922,100	39,797,836

HEALTH CARE EQUIPMENT & SUPPLIES - 2.3%
IDEXX Laboratories [1,2]	819,300	59,743,356

LIFE SCIENCES TOOLS & SERVICES - 2.2%
†Bio-Techne	386,100	34,749,000
PerkinElmer	417,000	22,338,690

		57,087,690

Total (Cost $66,946,017)		156,628,882

INDUSTRIALS – 31.2%
AIR FREIGHT & LOGISTICS - 2.2%
Forward Air	1,310,128	56,348,605

BUILDING PRODUCTS - 1.2%
Simpson Manufacturing	875,833	29,909,697

COMMERCIAL SERVICES & SUPPLIES - 5.0%
Copart [1]	1,641,200	62,382,012
Ritchie Bros. Auctioneers	2,885,300	69,564,583

		131,946,595

CONSTRUCTION & ENGINEERING - 1.7%
EMCOR Group	921,000	44,244,840

MACHINERY - 13.8%
†CIRCOR International	746,532	31,466,324
Lincoln Electric Holdings	1,306,500	67,794,285
Lindsay Corporation	406,275	29,414,310
†RBC Bearings [1]	406,600	26,262,294
Semperit AG Holding	571,697	19,191,802
Sun Hydraulics [6]	1,872,426	59,412,077
Valmont Industries	567,200	60,134,544
Woodward	1,369,024	67,985,732

		361,661,368

PROFESSIONAL SERVICES - 1.5%
Advisory Board (The) [1]	808,300	40,099,763

ROAD & RAIL - 2.2%
Landstar System	1,000,200	58,661,730

TRADING COMPANIES & DISTRIBUTORS - 3.6%
Air Lease Cl. A	1,325,360	44,373,053
MSC Industrial Direct Cl. A	878,800	49,450,076

		93,823,129

Total (Cost $501,533,738)		816,695,727

INFORMATION TECHNOLOGY – 19.6%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.2%
Anixter International [1]	952,500	57,521,475
Cognex Corporation	1,719,814	58,078,119
National Instruments	2,364,744	67,844,505
Zebra Technologies Cl. A [1]	437,694	30,485,387

		213,929,486

IT SERVICES - 4.0%
Gartner [1]	547,100	49,621,970
Jack Henry & Associates	708,100	55,274,286

		104,896,256

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.7%
Cabot Microelectronics [1]	676,474	29,616,032
MKS Instruments	1,843,000	66,348,000

		95,964,032

SOFTWARE - 3.1%
Fair Isaac	473,400	44,584,812
†PTC [1]	1,090,000	37,746,700

		82,331,512

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.6%
Diebold	499,000	15,014,910

Total (Cost $260,485,114)		512,136,196

56 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Royce Premier Fund (continued)

	SHARES	VALUE

MATERIALS – 7.3%
CHEMICALS - 3.0%
†Minerals Technologies	648,800	$29,753,968
Westlake Chemical	902,700	49,034,664

		78,788,632

METALS & MINING - 2.2%
Reliance Steel & Aluminum	987,500	57,186,125

PAPER & FOREST PRODUCTS - 2.1%
Stella-Jones	1,427,712	54,180,210

Total (Cost $108,257,056)		190,154,967

MISCELLANEOUS[3] – 1.6%

Total (Cost $53,681,308)		41,264,601

TOTAL COMMON STOCKS

(Cost $1,643,276,645)		2,603,305,077

COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.0%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.1079%)

(Cost $54,245,475)		54,245,475

TOTAL INVESTMENTS – 101.5%

(Cost $1,697,522,120)		2,657,550,552

LIABILITIES LESS CASH AND OTHER ASSETS – (1.5)%		(40,484,698)

NET ASSETS – 100.0%		$2,617,065,854

Royce Small-Cap Leaders Fund
Common Stocks – 96.4%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 16.1%
AUTO COMPONENTS - 3.4%
Drew Industries	15,832	$964,011
Gentex Corporation	171,134	2,739,855

		3,703,866

AUTOMOBILES - 2.7%
Thor Industries	53,905	3,026,766

MEDIA - 2.3%
†E.W. Scripps Company Cl. A	115,090	2,186,710
Wiley (John) & Sons Cl. A	8,650	389,510

		2,576,220

SPECIALTY RETAIL - 5.4%
Buckle (The)	105,786	3,256,093
Genesco [1]	46,705	2,654,245

		5,910,338

TEXTILES, APPAREL & LUXURY GOODS - 2.3%
†Deckers Outdoor [1]	17,680	834,496
Movado Group	66,602	1,712,337

		2,546,833

Total (Cost $18,313,886)		17,764,023

CONSUMER STAPLES – 4.6%
FOOD PRODUCTS - 4.6%
Cal-Maine Foods [2]	50,758	2,352,126
†Industrias Bachoco ADR	36,890	1,816,094
Sanderson Farms	10,990	851,945

Total (Cost $4,028,659)		5,020,165

ENERGY – 4.9%
ENERGY EQUIPMENT & SERVICES - 4.9%
Helmerich & Payne	18,225	975,949
Oil States International [1]	45,340	1,235,515
Pason Systems	139,540	1,955,395
TGS-NOPEC Geophysical	79,290	1,254,227

Total (Cost $4,345,548)		5,421,086

FINANCIALS – 15.3%
CAPITAL MARKETS - 11.3%
Artisan Partners Asset Management Cl. A	88,450	3,189,507
Federated Investors Cl. B	83,670	2,397,145
Lazard Cl. A	61,520	2,769,015
SEI Investments	11,495	602,338
Virtus Investment Partners	19,010	2,232,915
Westwood Holdings Group	23,600	1,229,324

		12,420,244

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
Marcus & Millichap [1]	38,750	1,129,175

THRIFTS & MORTGAGE FINANCE - 3.0%
Genworth MI Canada	170,560	3,278,815

Total (Cost $16,372,866)		16,828,234

HEALTH CARE – 5.9%
BIOTECHNOLOGY - 0.8%
†Zealand Pharma [1]	39,040	855,590

HEALTH CARE EQUIPMENT & SUPPLIES - 0.5%
Atrion Corporation	1,430	545,116

LIFE SCIENCES TOOLS & SERVICES - 4.6%
Bio-Rad Laboratories Cl. A [1]	15,685	2,174,882
Bio-Techne	29,544	2,658,960

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 57

Schedules of Investments

Royce Small-Cap Leaders Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
LIFE SCIENCES TOOLS & SERVICES (continued)
PerkinElmer	5,630	$301,599

		5,135,441

Total (Cost $5,068,262)		6,536,147

INDUSTRIALS – 23.2%
COMMERCIAL SERVICES & SUPPLIES - 3.8%
Ritchie Bros. Auctioneers	88,814	2,141,305
†Steelcase Cl. A	133,910	1,995,259

		4,136,564

MACHINERY - 10.8%
CIRCOR International	46,170	1,946,065
†Federal Signal	140,820	2,231,997
Hyster-Yale Materials Handling Cl. A	16,215	850,477
John Bean Technologies	41,659	2,075,868
Kadant	24,760	1,005,504
Lydall [1]	25,340	899,063
RBC Bearings [1]	6,880	444,379
Valmont Industries	18,345	1,944,937
Wabtec Corporation	6,888	489,875

		11,888,165

PROFESSIONAL SERVICES - 3.4%
ICF International [1]	23,063	820,120
ManpowerGroup	9,326	786,089
Robert Half International	13,003	612,962
†TrueBlue [1]	58,790	1,514,430

		3,733,601

ROAD & RAIL - 3.2%
Landstar System	16,520	968,898
†Saia [1]	117,080	2,605,030

		3,573,928

TRADING COMPANIES & DISTRIBUTORS - 2.0%
Applied Industrial Technologies	20,330	823,161
MSC Industrial Direct Cl. A	24,177	1,360,440

		2,183,601

Total (Cost $23,211,055)		25,515,859

INFORMATION TECHNOLOGY – 19.7%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.6%
Coherent [1]	15,556	1,012,851
ePlus [1]	13,167	1,227,955
†Fabrinet [1]	39,050	930,171
FARO Technologies [1]	7,000	206,640
IPG Photonics [1]	4,040	360,206
Littelfuse	7,840	838,958
Orbotech [1]	74,390	1,646,251
Rofin-Sinar Technologies [1]	38,310	1,025,942

		7,248,974

INTERNET SOFTWARE & SERVICES - 1.7%
j2 Global	23,554	1,938,965

IT SERVICES - 0.6%
†Sykes Enterprises [1]	20,855	641,917

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.5%
Brooks Automation	62,790	670,597
Cabot Microelectronics [1]	14,916	653,023
MKS Instruments	85,845	3,090,420
Nanometrics [1]	138,168	2,091,864
†Tessera Technologies	57,110	1,713,871

		8,219,775

SOFTWARE - 3.3%
Mentor Graphics	107,280	1,976,098
Monotype Imaging Holdings	71,960	1,701,134

		3,677,232

Total (Cost $17,113,432)		21,726,863

MATERIALS – 5.4%
CHEMICALS - 3.0%
Innospec	7,267	394,671
†Minerals Technologies	50,956	2,336,842
Quaker Chemical	7,190	555,499

		3,287,012

METALS & MINING - 2.4%
Compass Minerals International	7,910	595,386
Reliance Steel & Aluminum	35,510	2,056,384

		2,651,770

Total (Cost $5,334,340)		5,938,782

MISCELLANEOUS[3] – 1.3%

Total (Cost $1,528,640)		1,483,176

TOTAL COMMON STOCKS

(Cost $95,316,688)		106,234,335

REPURCHASE AGREEMENT– 0.5%
Fixed Income Clearing Corporation, 0.03% dated 12/31/15, due 1/4/16, maturity value $485,002 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 1/31/21, valued at $496,408)

(Cost $485,000)		485,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.2%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.1079%)

(Cost $2,425,000)		2,425,000

TOTAL INVESTMENTS – 99.1%

(Cost $98,226,688)		109,144,335

CASH AND OTHER ASSETS LESS LIABILITIES – 0.9%		1,015,519

NET ASSETS – 100.0%		$110,159,854

58 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Royce Small-Cap Value Fund
Common Stocks – 98.5%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 27.3%
AUTO COMPONENTS - 4.1%
Dorman Products [1]	137,653	$6,534,388
Gentex Corporation	609,756	9,762,193
STRATTEC SECURITY	89,638	5,063,651

		21,360,232

MEDIA - 0.6%
Saga Communications Cl. A	80,857	3,108,952

MULTILINE RETAIL - 1.3%
†Dillard’s Cl. A	106,700	7,011,257

SPECIALTY RETAIL - 16.6%
American Eagle Outfitters	679,686	10,535,133
Ascena Retail Group [1]	384,664	3,788,940
Buckle (The)	520,267	16,013,818
Cato Corporation (The) Cl. A	349,694	12,875,733
DSW Cl. A	654,202	15,609,260
GameStop Corporation Cl. A	152,607	4,279,100
Genesco [1]	79,614	4,524,464
†Shoe Carnival	522,497	12,121,930
Stein Mart	1,034,198	6,960,153

		86,708,531

TEXTILES, APPAREL & LUXURY GOODS - 4.7%
Deckers Outdoor [1,2]	297,785	14,055,452
G-III Apparel Group [1]	73,400	3,248,684
Movado Group	102,870	2,644,788
Steven Madden [1]	145,495	4,396,859

		24,345,783

Total (Cost $153,206,147)		142,534,755

CONSUMER STAPLES – 3.8%
FOOD & STAPLES RETAILING - 2.1%
†Fresh Market (The) [1,2]	361,295	8,461,529
Village Super Market Cl. A	93,543	2,464,858

		10,926,387

PERSONAL PRODUCTS - 1.7%
Nu Skin Enterprises Cl. A	241,307	9,143,122

Total (Cost $20,692,427)		20,069,509

ENERGY – 5.6%
ENERGY EQUIPMENT & SERVICES - 5.6%
Helmerich & Payne	127,499	6,827,571
Matrix Service [1]	763,855	15,689,582
Unit Corporation [1]	541,978	6,612,132

Total (Cost $33,234,862)		29,129,285

FINANCIALS – 14.8%
BANKS - 4.9%
Ames National	121,648	2,954,830
†Camden National	142,609	6,287,631
City Holding Company	151,818	6,928,973
†National Bankshares	137,153	4,874,418
†Northrim BanCorp	176,643	4,698,704

		25,744,556

CAPITAL MARKETS - 2.0%
Federated Investors Cl. B	49,599	1,421,011
†Moelis & Company Cl. A	308,000	8,987,440

		10,408,451

INSURANCE - 2.7%
Allied World Assurance Company Holdings	10,123	376,475
Reinsurance Group of America	163,735	14,007,529

		14,384,004

THRIFTS & MORTGAGE FINANCE - 5.2%
Genworth MI Canada	826,600	15,890,410
TrustCo Bank Corp. NY	1,809,748	11,111,852

		27,002,262

Total (Cost $74,600,410)		77,539,273

HEALTH CARE – 0.2%
HEALTH CARE PROVIDERS & SERVICES - 0.2%
MEDNAX [1]	11,662	835,699

Total (Cost $271,267)		835,699

INDUSTRIALS – 21.3%
COMMERCIAL SERVICES & SUPPLIES - 2.5%
UniFirst Corporation	124,889	13,013,434

CONSTRUCTION & ENGINEERING - 2.3%
MYR Group [1]	574,273	11,835,766

MACHINERY - 6.4%
Alamo Group	293,456	15,289,057
Federal Signal	809,841	12,835,980
Miller Industries	248,701	5,416,708

		33,541,745

PROFESSIONAL SERVICES - 2.7%
Korn/Ferry International	234,700	7,787,346
TrueBlue [1]	254,665	6,560,170

		14,347,516

ROAD & RAIL - 5.9%
Knight Transportation	131,562	3,187,747
†Saia [1]	688,510	15,319,348
†Werner Enterprises	527,697	12,342,833

		30,849,928

TRADING COMPANIES & DISTRIBUTORS - 1.5%
Applied Industrial Technologies	187,695	7,599,771

Total (Cost $121,882,350)		111,188,160

INFORMATION TECHNOLOGY – 21.2%
COMMUNICATIONS EQUIPMENT - 3.0%
Brocade Communications Systems	1,727,311	15,856,715

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 12.7%
Benchmark Electronics [1]	456,469	9,435,214
Fabrinet [1]	656,019	15,626,373
PC Connection	710,444	16,084,452
Rofin-Sinar Technologies [1]	227,009	6,079,301
ScanSource [1]	139,232	4,486,055
Vishay Intertechnology	1,242,572	14,972,993

		66,684,388

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.7%
MKS Instruments	391,123	14,080,428

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.8%
†Super Micro Computer [1,2]	592,728	14,527,763

Total (Cost $104,075,113)		111,149,294

MATERIALS – 2.7%
CHEMICALS - 1.0%
Innospec	100,044	5,433,389

METALS & MINING - 1.7%
Reliance Steel & Aluminum	151,747	8,787,669

Total (Cost $9,122,258)		14,221,058

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 59

Schedules of Investments

Royce Small-Cap Value Fund (continued)

VALUE

MISCELLANEOUS[3] – 1.6%

Total (Cost $7,847,604)	$8,380,437

TOTAL COMMON STOCKS

(Cost $524,932,438)	515,047,470

REPURCHASE AGREEMENT– 0.8%
Fixed Income Clearing Corporation, 0.03% dated 12/31/15, due 1/4/16, maturity value
$4,512,015 (collateralized by obligations of various U.S. Government Agencies, 2.125%
due 1/31/21, valued at $4,605,849)

(Cost $4,512,000)	4,512,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.4%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.1079%)

(Cost $7,248,018)	7,248,018

TOTAL INVESTMENTS – 100.7%

(Cost $536,692,456)	526,807,488

LIABILITIES LESS CASH AND OTHER ASSETS – (0.7)%	(3,890,262)

NET ASSETS – 100.0%	$522,917,226

Royce Smaller-Companies Growth Fund
Common Stocks – 98.2%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 18.7%
AUTO COMPONENTS - 0.3%
Gentherm [1]	33,900	$1,606,860

DIVERSIFIED CONSUMER SERVICES - 1.4%
†2U [1,2]	292,348	8,179,897

HOTELS, RESTAURANTS & LEISURE - 2.1%
Buffalo Wild Wings [1]	31,900	5,092,835
Texas Roadhouse	218,000	7,797,860

		12,890,695

HOUSEHOLD DURABLES - 1.2%
iRobot Corporation [1,2]	197,000	6,973,800

MEDIA - 2.4%
IMAX Corporation [1,2]	240,000	8,529,600
Rentrak Corporation [1,2]	126,845	6,028,943

		14,558,543

SPECIALTY RETAIL - 6.6%
Boot Barn Holdings [1,2]	779,656	9,581,972
Container Store Group (The) [1,2]	1,597,960	13,103,272
Monro Muffler Brake	103,000	6,820,660
Tractor Supply	125,000	10,687,500

		40,193,404

TEXTILES, APPAREL & LUXURY GOODS - 4.7%
Carter’s	135,900	12,099,177
Columbia Sportswear	144,000	7,021,440
Gildan Activewear	329,666	9,369,108

		28,489,725

Total (Cost $97,541,790)		112,892,924

CONSUMER STAPLES – 4.2%
FOOD & STAPLES RETAILING - 2.3%
Natural Grocers by Vitamin Cottage [1]	280,000	5,703,600
United Natural Foods [1]	202,617	7,975,005

		13,678,605

FOOD PRODUCTS - 1.9%
Snyder’s-Lance	169,000	5,796,700
SunOpta [1]	849,000	5,807,160

		11,603,860

Total (Cost $26,112,076)		25,282,465

ENERGY – 2.9%
ENERGY EQUIPMENT & SERVICES - 2.1%
Canadian Energy Services & Technology	842,000	2,361,032
Helmerich & Payne	42,000	2,249,100
Pason Systems	418,000	5,857,498
Unit Corporation [1]	172,200	2,100,840

		12,568,470

OIL, GAS & CONSUMABLE FUELS - 0.8%
Navigator Holdings [1]	322,000	4,395,300
Sprott Resource [1]	1,299,000	441,230

		4,836,530

Total (Cost $30,204,787)		17,405,000

FINANCIALS – 12.4%
BANKS - 6.5%
Associated Banc-Corp	361,900	6,785,625
Columbia Banking System	226,500	7,363,515
Enterprise Financial Services	388,500	11,013,975
ServisFirst Bancshares	175,000	8,317,750
Umpqua Holdings	384,800	6,118,320

		39,599,185

60 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Royce Smaller-Companies Growth Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS - 5.3%
Financial Engines	299,800	$10,094,266
Northern Trust	147,000	10,597,230
Oaktree Capital Group LLC Cl. A	139,800	6,671,256
†WisdomTree Investments	300,000	4,704,000

		32,066,752

REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.6%
†CubeSmart	116,000	3,551,920

Total (Cost $56,524,702)		75,217,857

HEALTH CARE – 19.2%
BIOTECHNOLOGY - 6.9%
†Amicus Therapeutics [1,2]	105,300	1,021,410
Anacor Pharmaceuticals [1]	58,500	6,608,745
†Dynavax Technologies [1]	148,000	3,575,680
Myriad Genetics [1]	207,240	8,944,479
Progenics Pharmaceuticals [1]	893,200	5,475,316
Zealand Pharma [1]	734,828	16,104,286

		41,729,916

HEALTH CARE EQUIPMENT & SUPPLIES - 5.2%
†AtriCure [1]	365,000	8,190,600
†Avinger [1,2]	200,764	4,559,350
Cerus Corporation [1,2]	902,500	5,703,800
Inogen [1]	186,755	7,487,008
†Masimo Corporation [1]	132,000	5,479,320
†Penumbra [1,2]	1,000	53,810

		31,473,888

HEALTH CARE PROVIDERS & SERVICES - 1.1%
†BioTelemetry [1]	557,000	6,505,760

LIFE SCIENCES TOOLS & SERVICES - 1.6%
Cambrex Corporation [1]	201,500	9,488,635

PHARMACEUTICALS - 4.4%
†BioDelivery Sciences International [1,2]	619,900	2,969,321
Intersect ENT [1,2]	265,000	5,962,500
†Lipocine [1]	341,190	4,411,587
Relypsa [1,2]	204,000	5,781,360
UCB	83,000	7,470,969

		26,595,737

Total (Cost $78,887,288)		115,793,936

INDUSTRIALS – 12.3%
AIR FREIGHT & LOGISTICS - 0.7%
†Forward Air	103,000	4,430,030

BUILDING PRODUCTS - 2.0%
Apogee Enterprises	107,415	4,673,627
†DIRTT Environmental Solutions [1]	1,511,000	7,578,478

		12,252,105

COMMERCIAL SERVICES & SUPPLIES - 2.0%
Mobile Mini	377,500	11,751,575

CONSTRUCTION & ENGINEERING - 0.9%
†NV5 Holdings [1,2]	241,885	5,316,632

ELECTRICAL EQUIPMENT - 2.6%
Acuity Brands	52,095	12,179,811
Hydrogenics Corporation [1,2]	416,295	3,650,907

		15,830,718

MACHINERY - 3.0%
KUKA [2]	133,900	12,045,847
Tennant Company	107,937	6,072,535

		18,118,382

MARINE - 1.1%
†Clarkson	206,976	6,857,483

Total (Cost $58,340,593)		74,556,925

INFORMATION TECHNOLOGY – 20.4%
COMMUNICATIONS EQUIPMENT - 0.9%
Infinera Corporation [1,2]	316,233	5,730,142

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.6%
†ePlus [1]	40,000	3,730,400
Fabrinet [1]	137,000	3,263,340
FARO Technologies [1]	40,000	1,180,800
FLIR Systems	293,600	8,241,352
IPG Photonics [1]	86,444	7,707,347
Mercury Systems [1]	851,107	15,626,325

		39,749,564

INTERNET SOFTWARE & SERVICES - 1.4%
SPS Commerce [1]	117,600	8,256,696

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.6%
Cavium [1]	69,000	4,533,990
†Inphi Corporation [1]	181,000	4,890,620
†Integrated Device Technology [1]	177,000	4,663,950
†NeoPhotonics Corporation [1]	700,000	7,602,000

		21,690,560

SOFTWARE - 6.7%
Absolute Software	727,121	3,914,903
Manhattan Associates [1]	90,000	5,955,300
Mobileye [1,2]	4,000	169,120
Paylocity Holding Corporation [1,2]	418,786	16,981,772
Qualys [1]	132,000	4,367,880
†Rubicon Project [1]	402,000	6,612,900
†Silver Spring Networks [1,2]	175,000	2,521,750

		40,523,625

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.2%
Immersion Corporation [1]	615,595	7,177,838

Total (Cost $79,956,388)		123,128,425

MATERIALS – 1.7%
CHEMICALS - 0.9%
†Albemarle Corporation	96,000	5,376,960

METALS & MINING - 0.8%
Orocobre [1]	2,850,000	4,790,991

Total (Cost $10,380,071)		10,167,951

TELECOMMUNICATION SERVICES – 1.8%
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.8%
ORBCOMM [1]	1,474,000	10,671,760

Total (Cost $9,257,253)		10,671,760

MISCELLANEOUS[3] – 4.6%

Total (Cost $30,822,469)		28,107,040

TOTAL COMMON STOCKS

(Cost $478,027,417)		593,224,283

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 61

Schedules of Investments

Royce Smaller-Companies Growth Fund (continued)

VALUE

REPURCHASE AGREEMENT– 1.2%
Fixed Income Clearing Corporation, 0.03% dated 12/31/15, due 1/4/16, maturity value
$7,491,025 (collateralized by obligations of various U.S. Government Agencies, 1.625%
due 7/31/20, valued at $7,644,544)

(Cost $7,491,000)	$7,491,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 10.4%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.1079%)

(Cost $62,849,891)	62,849,891

TOTAL INVESTMENTS – 109.8%

(Cost $548,368,308)	663,565,174

LIABILITIES LESS CASH AND OTHER ASSETS – (9.8)%	(59,474,675)

NET ASSETS – 100.0%	$604,090,499

Royce Special Equity Fund
Common Stocks – 98.9%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 38.7%
AUTO COMPONENTS - 4.8%
Standard Motor Products [6]	1,840,000	$70,012,000

AUTOMOBILES - 1.4%
Winnebago Industries	1,002,300	19,945,770

DIVERSIFIED CONSUMER SERVICES - 1.6%
†Capella Education	505,000	23,341,100
†DeVry Education Group	29,800	754,238

		24,095,338

HOTELS, RESTAURANTS & LEISURE - 0.3%
Bowl America Cl. A [6]	315,948	4,423,272

HOUSEHOLD DURABLES - 4.1%
†Bassett Furniture Industries	25,139	630,486
CSS Industries [6]	840,000	23,839,200
Ethan Allen Interiors	363,300	10,107,006
Flexsteel Industries	209,850	9,271,173
Hooker Furniture [6]	622,000	15,699,280

		59,547,145

MEDIA - 9.3%
Meredith Corporation	1,670,000	72,227,500
Scholastic Corporation	1,650,000	63,624,000

		135,851,500

SPECIALTY RETAIL - 17.2%
Bed Bath & Beyond [1]	1,725,000	83,231,250
Buckle (The)	865,000	26,624,700
Children’s Place [6]	1,310,000	72,312,000
Finish Line (The) Cl. A [6]	2,467,200	44,606,976
Haverty Furniture [6]	1,161,200	24,896,128

		251,671,054

Total (Cost $514,189,413)		565,546,079

CONSUMER STAPLES – 6.9%
FOOD & STAPLES RETAILING - 3.7%
Weis Markets	1,220,000	54,046,000

FOOD PRODUCTS - 2.6%
†Cal-Maine Foods [2]	823,000	38,137,820

TOBACCO - 0.6%
Universal Corporation	165,000	9,253,200

Total (Cost $91,921,042)		101,437,020

FINANCIALS – 1.6%
CAPITAL MARKETS - 1.0%
Waddell & Reed Financial Cl. A	500,000	14,330,000

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6%
†Marcus & Millichap [1]	285,000	8,304,900

Total (Cost $32,609,679)		22,634,900

INDUSTRIALS – 26.3%
AEROSPACE & DEFENSE - 2.6%
National Presto Industries [6]	450,000	37,287,000

COMMERCIAL SERVICES & SUPPLIES - 10.0%
†Herman Miller	153,800	4,414,060
UniFirst Corporation [6]	1,360,000	141,712,000

		146,126,060

ELECTRICAL EQUIPMENT - 8.3%
EnerSys	700,000	39,151,000
Hubbell Cl. B	609,300	61,563,672
Regal Beloit	347,400	20,329,848

		121,044,520

62 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Royce Special Equity Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
INDUSTRIAL CONGLOMERATES - 0.8%
Carlisle Companies	135,000	$11,973,150

MACHINERY - 0.9%
Hurco Companies [6]	515,900	13,702,304

PROFESSIONAL SERVICES - 0.5%
†Kelly Services Cl. A	467,100	7,543,665

TRADING COMPANIES & DISTRIBUTORS - 3.2%
Applied Industrial Technologies	1,150,000	46,563,500

Total (Cost $226,424,903)		384,240,199

INFORMATION TECHNOLOGY – 13.9%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 10.3%
Anixter International [1]	165,000	9,964,350
AVX Corporation [6]	8,450,000	102,583,000
Park Electrochemical [6]	1,792,000	26,987,520
Vishay Intertechnology	900,000	10,845,000

		150,379,870

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.6%
Teradyne	2,575,000	53,225,250

Total (Cost $204,856,275)		203,605,120

MATERIALS – 11.5%
CHEMICALS - 3.9%
Hawkins [6]	835,000	29,867,950
Minerals Technologies	600,000	27,516,000

		57,383,950

METALS & MINING - 2.0%
Central Steel & Wire [5]	6,421	3,499,574
†Kaiser Aluminum	307,800	25,750,548

		29,250,122

PAPER & FOREST PRODUCTS - 5.6%
Neenah Paper [6]	1,150,000	71,794,500
Schweitzer-Mauduit International	240,000	10,077,600

		81,872,100

Total (Cost $137,513,670)		168,506,172

TOTAL COMMON STOCKS

(Cost $1,207,514,982)		1,445,969,490

REPURCHASE AGREEMENT– 2.0%
Fixed Income Clearing Corporation, 0.03% dated 12/31/15, due 1/4/16, maturity value
$28,575,095 (collateralized by obligations of various U.S. Government Agencies, 2.125%-
2.50% due 1/31/21-2/15/45, valued at $29,147,853)

(Cost $28,575,000)		28,575,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.6%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.1079%)

(Cost $23,616,736)		23,616,736

TOTAL INVESTMENTS – 102.5%

(Cost $1,259,706,718)		1,498,161,226

LIABILITIES LESS CASH AND OTHER ASSETS – (2.5)%		(36,361,218)

NET ASSETS – 100.0%		$1,461,800,008

Royce Special Equity Multi-Cap Fund
Common Stocks – 94.8%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 33.9%
AUTO COMPONENTS - 4.4%
Lear Corporation	48,000	$5,895,840

DISTRIBUTORS - 5.5%
Genuine Parts	87,500	7,515,375

MEDIA - 6.7%
Scripps Networks Interactive Cl. A	59,000	3,257,390
Viacom Cl. B	141,000	5,803,560

		9,060,950

MULTILINE RETAIL - 5.7%
Nordstrom	155,000	7,720,550

SPECIALTY RETAIL - 9.0%
Bed Bath & Beyond [1]	160,000	7,720,000
†Dicks Sporting Goods	97,000	3,428,950
†Williams-Sonoma	17,500	1,022,175

		12,171,125

TEXTILES, APPAREL & LUXURY GOODS - 2.6%
†Ralph Lauren Cl. A	32,000	3,567,360

Total (Cost $48,391,375)		45,931,200

FINANCIALS – 4.8%
CAPITAL MARKETS - 4.8%
T. Rowe Price Group	90,000	6,434,100

Total (Cost $7,107,872)		6,434,100

HEALTH CARE – 0.6%
PHARMACEUTICALS - 0.6%
Johnson & Johnson	7,900	811,488

Total (Cost $735,513)		811,488

INDUSTRIALS – 32.7%
AEROSPACE & DEFENSE - 0.8%
Raytheon Company	4,000	498,120
United Technologies	6,000	576,420

		1,074,540

ELECTRICAL EQUIPMENT - 4.5%
Emerson Electric	65,000	3,108,950
†Rockwell Automation	29,000	2,975,690

		6,084,640

INDUSTRIAL CONGLOMERATES - 2.5%
3M	22,800	3,434,592

MACHINERY - 13.1%
Cummins	7,000	616,070
Dover Corporation	65,000	3,985,150
Illinois Tool Works	69,500	6,441,260
†Lincoln Electric Holdings	35,000	1,816,150
Parker Hannifin	50,000	4,849,000

		17,707,630

PROFESSIONAL SERVICES - 8.6%
ManpowerGroup	100,000	8,429,000
†Robert Half International	66,800	3,148,952

		11,577,952

TRADING COMPANIES & DISTRIBUTORS - 3.2%
Grainger (W.W.)	21,500	4,355,685

Total (Cost $38,711,661)		44,235,039

INFORMATION TECHNOLOGY – 22.8%
COMMUNICATIONS EQUIPMENT - 7.8%
Cisco Systems	390,000	10,590,450

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 63

Schedules of Investments

Royce Special Equity Multi-Cap Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.8%
Avnet	88,000	$3,769,920

SOFTWARE - 5.3%
Microsoft Corporation	130,000	7,212,400

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 6.9%
Apple	88,000	9,262,880

Total (Cost $23,605,607)		30,835,650

TOTAL COMMON STOCKS

(Cost $118,552,028)		128,247,477

REPURCHASE AGREEMENT– 7.1%
Fixed Income Clearing Corporation, 0.03% dated 12/31/15, due 1/4/16, maturity value
$9,609,032 (collateralized by obligations of various U.S. Government Agencies, 2.125%
due 1/31/21, valued at $9,805,341)

(Cost $9,609,000)		9,609,000

TOTAL INVESTMENTS – 101.9%

(Cost $128,161,028)		137,856,477

LIABILITIES LESS CASH AND OTHER ASSETS – (1.9)%		(2,538,822)

NET ASSETS – 100.0%		$135,317,655

Royce Total Return Fund
Common Stocks – 98.8%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 12.8%
AUTO COMPONENTS - 1.7%
Gentex Corporation	2,103,648	$33,679,405
Nokian Renkaat	172,000	6,109,473
Standard Motor Products	97,506	3,710,103
STRATTEC SECURITY	86,613	4,892,768

		48,391,749

AUTOMOBILES - 1.0%
Thor Industries	508,674	28,562,045

DISTRIBUTORS - 0.3%
Weyco Group	282,000	7,546,320

DIVERSIFIED CONSUMER SERVICES - 0.1%
Capella Education	35,701	1,650,100
Regis Corporation [1]	148,224	2,097,370

		3,747,470

HOTELS, RESTAURANTS & LEISURE - 0.4%
Abu Dhabi National Hotels	750,000	592,159
Bob Evans Farms	142,773	5,546,731
DineEquity	50,430	4,269,908

		10,408,798

HOUSEHOLD DURABLES - 1.0%
Ethan Allen Interiors	867,599	24,136,604
Flexsteel Industries	72,792	3,215,951
La-Z-Boy	77,820	1,900,364

		29,252,919

INTERNET & CATALOG RETAIL - 0.2%
PetMed Express	301,500	5,167,710

MEDIA - 1.0%
Harte-Hanks	3,188	10,329
Meredith Corporation	309,094	13,368,316
Saga Communications Cl. A	190,758	7,334,645
Wiley (John) & Sons Cl. A	180,739	8,138,677

		28,851,967

MULTILINE RETAIL - 0.6%
Dillard’s Cl. A	250,122	16,435,517

SPECIALTY RETAIL - 6.0%
American Eagle Outfitters	1,119,994	17,359,907
Ascena Retail Group [1]	634,594	6,250,751
Buckle (The)	597,377	18,387,264
Caleres	12,900	345,978
Cato Corporation (The) Cl. A	614,920	22,641,354
Children’s Place	71,243	3,932,614
DSW Cl. A	755,150	18,017,879
GameStop Corporation Cl. A	409,409	11,479,828
Genesco [1]	297,029	16,880,158
Monro Muffler Brake	400,400	26,514,488
Shoe Carnival	804,220	18,657,904
Stein Mart	1,374,948	9,253,400
Systemax [1]	226,400	1,947,040

		171,668,565

TEXTILES, APPAREL & LUXURY GOODS - 0.5%
Columbia Sportswear	108,258	5,278,660
†J.G. Boswell Company [5]	170	106,250
Movado Group	188,608	4,849,112
Steven Madden [1]	181,026	5,470,606
Wolverine World Wide	18,375	307,046

		16,011,674

Total (Cost $310,882,031)		366,044,734

64 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Royce Total Return Fund (continued)

	SHARES	VALUE

CONSUMER STAPLES – 4.4%
BEVERAGES - 0.2%
Compania Cervecerias Unidas ADR	305,877	$6,625,296

FOOD & STAPLES RETAILING - 0.6%
Village Super Market Cl. A	624,396	16,452,835

FOOD PRODUCTS - 2.8%
Cal-Maine Foods [2]	31,496	1,459,525
Farmer Bros. [1]	366,000	11,810,820
Flowers Foods	908,700	19,527,963
Fresh Del Monte Produce	234,400	9,113,472
Hershey Creamery [5]	882	2,780,946
Lancaster Colony	126,100	14,559,506
Tootsie Roll Industries	619,256	19,562,297

		78,814,529

HOUSEHOLD PRODUCTS - 0.0%
WD-40 Company	10,211	1,007,315

PERSONAL PRODUCTS - 0.8%
Nu Skin Enterprises Cl. A	587,295	22,252,607

Total (Cost $96,372,060)		125,152,582

ENERGY – 2.4%
ENERGY EQUIPMENT & SERVICES - 2.3%
CARBO Ceramics	81,000	1,393,200
Diamond Offshore Drilling	338,614	7,144,755
Helmerich & Payne	232,142	12,431,204
Pason Systems	998,200	13,987,930
RPC [2]	69,388	829,187
SEACOR Holdings [1]	540,690	28,418,666
Superior Energy Services	40,300	542,841
Tesco Corporation	73,000	528,520

		65,276,303

OIL, GAS & CONSUMABLE FUELS - 0.1%
San Juan Basin Royalty Trust	502,530	2,080,474

Total (Cost $72,676,557)		67,356,777

FINANCIALS – 26.4%
BANKS - 5.3%
Ames National	424,073	10,300,733
Associated Banc-Corp	493,700	9,256,875
Bank of Hawaii	323,701	20,360,793
BLOM Bank GDR	590,500	5,704,230
BOK Financial	354,468	21,193,642
Camden National	228,640	10,080,738
Canadian Western Bank	650,000	10,982,872
City Holding Company	231,063	10,545,715
Farmers & Merchants Bank of Long Beach [5]	479	2,988,960
First Citizens BancShares Cl. A	97,026	25,049,203
First National Bank Alaska [5]	3,110	4,369,550
National Bankshares	114,119	4,055,789
Northrim BanCorp	216,577	5,760,948
Peapack-Gladstone Financial	580,058	11,960,796

		152,610,844

CAPITAL MARKETS - 5.7%
AllianceBernstein Holding L.P.	433,100	10,329,435
Apollo Global Management LLC Cl. A	466,100	7,075,398
ASA Gold and Precious Metals	281,000	2,014,770
Ashmore Group	3,094,700	11,685,764
Citadel Capital [1]	19,355,000	3,930,301
Cohen & Steers	285,337	8,697,072
Coronation Fund Managers	1,315,000	4,491,103
Edmond de Rothschild (Suisse)	234	3,878,195
Egyptian Financial Group-Hermes Holding Company [1]	1,182,708	1,320,151
Federated Investors Cl. B	673,663	19,300,445
Fortress Investment Group LLC Cl. A	292,580	1,489,232
GAMCO Investors Cl. A	204,362	6,343,396
KKR & Co. L.P.	1,126,600	17,563,694
MVC Capital	475,000	3,500,750
Oppenheimer Holdings Cl. A	246,512	4,284,379
Rothschild & Co	581,675	14,845,268
SEI Investments	335,570	17,583,868
Teton Advisors Cl. A [5]	1,297	63,488
Value Partners Group	11,628,400	13,433,941
Vontobel Holding	150,400	7,106,354
Waddell & Reed Financial Cl. A	33,600	962,976
Westwood Holdings Group	45,895	2,390,671

		162,290,651

CONSUMER FINANCE - 0.1%
Nelnet Cl. A	48,216	1,618,611

DIVERSIFIED FINANCIAL SERVICES - 1.8%
Bolsa Mexicana de Valores	6,479,000	8,605,084
First Pacific	440,000	291,449
Leucadia National	141,659	2,463,450
Morningstar	34,801	2,798,348
Sofina	187,263	21,017,226
TMX Group	616,000	15,933,107

		51,108,664

INSURANCE - 11.5%
Alleghany Corporation [1]	60,300	28,819,179
Allied World Assurance Company Holdings	424,783	15,797,680
American Financial Group	121,586	8,763,919
AmTrust Financial Services	46,238	2,847,336
Argo Group International Holdings	18,260	1,092,678
Aspen Insurance Holdings	24,600	1,188,180
Assurant	38,612	3,109,810
Assured Guaranty	430,392	11,375,261
Baldwin & Lyons Cl. B	311,743	7,491,184
Cincinnati Financial	250,300	14,810,251
E-L Financial	78,788	39,630,301
Employers Holdings	168,139	4,590,195
Erie Indemnity Cl. A	400,000	38,256,000
First American Financial	93,961	3,373,200
FNF Group	16,203	561,758
Gallagher (Arthur J.) & Co.	384,200	15,729,148
HCI Group	39,500	1,376,575
Infinity Property & Casualty	71,443	5,874,758
Markel Corporation [1]	44,200	39,044,070
Mercury General	171,000	7,963,470
National Western Life Group Cl. A	5,900	1,486,446
Old Republic International	776,820	14,472,157
ProAssurance Corporation	182,000	8,832,460
Reinsurance Group of America	207,580	17,758,469
RenaissanceRe Holdings	25,709	2,910,002
RLI Corp.	162,870	10,057,222
Selective Insurance Group	8,800	295,504
State Auto Financial	308,003	6,341,782
Symetra Financial	170,600	5,419,962
United Fire Group	29,517	1,130,796

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 65

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
INSURANCE (continued)
Universal Insurance Holdings	101,200	$2,345,816
White Mountains Insurance Group	5,634	4,094,848

		326,840,417

INVESTMENT COMPANIES - 0.2%
British Empire Trust	601,182	4,058,759
RIT Capital Partners	95,500	2,364,657

		6,423,416

REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.6%
Alexander’s	34,286	13,169,595
Lexington Realty Trust	607,006	4,856,048

		18,025,643

THRIFTS & MORTGAGE FINANCE - 1.2%
Genworth MI Canada	925,020	17,782,418
TrustCo Bank Corp. NY	2,819,644	17,312,614

		35,095,032

Total (Cost $535,531,511)		754,013,278

HEALTH CARE – 6.6%
HEALTH CARE EQUIPMENT & SUPPLIES - 3.4%
Analogic Corporation	231,000	19,080,600
Atrion Corporation	9,684	3,691,541
Hill-Rom Holdings	409,576	19,684,222
Meridian Bioscience	48,300	991,116
STERIS	377,941	28,474,075
Teleflex	181,800	23,897,610

		95,819,164

HEALTH CARE PROVIDERS & SERVICES - 2.6%
Aceto Corporation	51,900	1,400,262
Chemed Corporation	56,100	8,403,780
Ensign Group (The)	54,260	1,227,904
Landauer [6]	515,300	16,963,676
Owens & Minor	974,550	35,064,309
U.S. Physical Therapy	226,864	12,178,060

		75,237,991

HEALTH CARE TECHNOLOGY - 0.0%
Computer Programs and Systems	16,000	796,000

LIFE SCIENCES TOOLS & SERVICES - 0.5%
PerkinElmer	271,700	14,554,969

PHARMACEUTICALS - 0.1%
Recordati	110,000	2,871,352

Total (Cost $113,562,639)		189,279,476

INDUSTRIALS – 22.1%
AEROSPACE & DEFENSE - 1.4%
American Science and Engineering	142,834	5,910,471
Cubic Corporation	9,923	468,862
HEICO Corporation	225,443	12,255,081
HEICO Corporation Cl. A	454,966	22,384,327

		41,018,741

AIR FREIGHT & LOGISTICS - 1.2%
C. H. Robinson Worldwide	226,500	14,047,530
Expeditors International of Washington	429,700	19,379,470

		33,427,000

BUILDING PRODUCTS - 0.8%
A. O. Smith Corporation	314,788	24,115,909

COMMERCIAL SERVICES & SUPPLIES - 4.0%
ABM Industries	571,000	16,256,370
Healthcare Services Group	92,764	3,234,681
HNI Corporation	421,173	15,187,498
Kimball International Cl. B	724,600	7,079,342
McGrath RentCorp	291,300	7,337,847
MSA Safety	220,812	9,598,698
Ritchie Bros. Auctioneers	1,299,020	31,319,372
UniFirst Corporation	181,404	18,902,297
Viad Corporation	203,666	5,749,491

		114,665,596

CONSTRUCTION & ENGINEERING - 0.5%
Comfort Systems USA	119,531	3,397,071
EMCOR Group	96,989	4,659,352
Granite Construction	6,475	277,842
KBR	337,172	5,704,950

		14,039,215

ELECTRICAL EQUIPMENT - 2.4%
EnerSys	21,800	1,219,274
Franklin Electric	683,300	18,469,599
Hubbell Cl. B	260,321	26,302,834
LSI Industries	1,035,251	12,619,710
Preformed Line Products	239,556	10,085,307

		68,696,724

INDUSTRIAL CONGLOMERATES - 0.3%
Raven Industries	448,828	7,001,717

MACHINERY - 7.7%
Alamo Group	331,888	17,291,365
American Railcar Industries	209,609	9,700,705
Briggs & Stratton	24,800	429,040
CLARCOR	127,000	6,309,360
Douglas Dynamics	18,700	394,009
Federal Signal	1,131,141	17,928,585
Gorman-Rupp Company (The)	651,091	17,403,662
Hyster-Yale Materials Handling Cl. A	29,392	1,541,610
Joy Global	37,100	467,831
Kadant	26,300	1,068,043
Lincoln Electric Holdings	193,899	10,061,419
Lindsay Corporation	166,649	12,065,388
Miller Industries	397,181	8,650,602
Mueller (Paul) Company [1,5,6]	116,700	3,034,200
Mueller Industries	355,624	9,637,410
Nordson Corporation	258,800	16,602,020
Standex International	49,531	4,118,503
Starrett (L.S.) Company (The) Cl. A [6]	509,400	4,951,368
Sun Hydraulics	28,449	902,687
Tennant Company	544,396	30,627,719
Timken Company (The)	6,832	195,327
Toro Company (The)	3,864	282,343
Trinity Industries	639,174	15,352,959
Valmont Industries	27,600	2,926,152
Woodward	567,300	28,172,118

		220,114,425

MARINE - 0.4%
Clarkson	343,900	11,394,018

PROFESSIONAL SERVICES - 2.1%
CEB	202,400	12,425,336
Exponent	74,792	3,735,860
Heidrick & Struggles International	21,700	590,674
Kelly Services Cl. A	434,200	7,012,330
ManpowerGroup	404,852	34,124,975

66 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Royce Total Return Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
PROFESSIONAL SERVICES (continued)
Resources Connection	23,069	$376,948
Towers Watson & Co. Cl. A	9,400	1,207,524

		59,473,647

ROAD & RAIL - 0.7%
ArcBest Corporation	8,695	185,986
Knight Transportation	133,100	3,225,013
Werner Enterprises	714,570	16,713,792

		20,124,791

TRADING COMPANIES & DISTRIBUTORS - 0.6%
Applied Industrial Technologies	346,239	14,019,217
Houston Wire & Cable	739,025	3,902,052

		17,921,269

Total (Cost $344,445,031)		631,993,052

INFORMATION TECHNOLOGY – 7.8%
COMMUNICATIONS EQUIPMENT - 1.1%
ADTRAN	162,029	2,790,139
Bel Fuse Cl. A	22,350	325,416
Brocade Communications Systems	1,920,623	17,631,319
Plantronics	69,341	3,288,150
TESSCO Technologies	355,297	6,917,633

		30,952,657

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.0%
AVX Corporation	1,573,910	19,107,267
Cognex Corporation	331,000	11,177,870
Electro Rent	126,847	1,166,992
FLIR Systems	107,275	3,011,209
Kimball Electronics [1]	543,450	5,972,515
Littelfuse	14,750	1,578,398
Methode Electronics	485,496	15,453,338
National Instruments	277,274	7,954,991
Vishay Intertechnology	1,623,590	19,564,260

		84,986,840

IT SERVICES - 0.8%
Broadridge Financial Solutions	291,100	15,640,803
Calian Technologies	115,704	1,362,158
Forrester Research	42,804	1,219,058
MAXIMUS	104,420	5,873,625

		24,095,644

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.1%
MKS Instruments	791,938	28,509,768
Power Integrations	22,204	1,079,781
Teradyne	58,700	1,213,329

		30,802,878

SOFTWARE - 0.9%
Ebix	162,245	5,320,014
Fair Isaac	164,657	15,507,396
Pegasystems	208,713	5,739,607

		26,567,017

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.9%
Diebold	827,518	24,900,017
†Logitech International	37,700	568,139

		25,468,156

Total (Cost $171,553,771)		222,873,192

MATERIALS – 11.2%
CHEMICALS - 5.8%
Albemarle Corporation	434,900	24,358,749
Balchem Corporation	557,949	33,923,299
Cabot Corporation	363,600	14,863,968
Chase Corporation [6]	635,674	25,891,002
FutureFuel Corporation	188,959	2,550,946
Innophos Holdings	13,785	399,489
Innospec	152,941	8,306,226
Methanex Corporation	202,510	6,684,855
Minerals Technologies	49,993	2,292,679
Olin Corporation	56,400	973,464
Quaker Chemical	406,129	31,377,527
Umicore	305,000	12,749,400
Victrex	55,000	1,451,447
Westlake Chemical	12,399	673,514

		166,496,565

CONSTRUCTION MATERIALS - 0.3%
Ash Grove Cement [5]	39,610	8,238,880

CONTAINERS & PACKAGING - 2.2%
AptarGroup	118,600	8,616,290
Bemis Company	378,200	16,901,758
Greif Cl. A	491,200	15,133,872
Mayr-Melnhof Karton	60,000	7,466,516
Sonoco Products	327,578	13,388,113

		61,506,549

METALS & MINING - 2.0%
Agnico Eagle Mines	137,000	3,600,360
Alamos Gold Cl. A	65,334	214,837
Allegheny Technologies	243,246	2,736,517
Ampco-Pittsburgh	170,306	1,747,339
Carpenter Technology	159,875	4,839,416
Franco-Nevada Corporation	181,000	8,280,750
Gold Fields ADR	1,802,643	4,993,321
Reliance Steel & Aluminum	318,882	18,466,457
Schnitzer Steel Industries Cl. A	128,610	1,848,126
Worthington Industries	374,700	11,293,458

		58,020,581

PAPER & FOREST PRODUCTS - 0.9%
Deltic Timber	172,000	10,125,640
Domtar Corporation	246,200	9,097,090
Neenah Paper	39,200	2,447,256
Pope Resources L.P.	13,900	885,986
Schweitzer-Mauduit International	41,400	1,738,386

		24,294,358

Total (Cost $201,396,795)		318,556,933

TELECOMMUNICATION SERVICES – 1.1%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
Atlantic Tele-Network	235,009	18,384,754

WIRELESS TELECOMMUNICATION SERVICES - 0.5%
Spok Holdings	28,216	516,917
Telephone and Data Systems	529,190	13,700,729

		14,217,646

Total (Cost $18,348,621)		32,602,400

UTILITIES – 2.0%
ELECTRIC UTILITIES - 0.8%
ALLETE	170,647	8,673,987
ITC Holdings	338,700	13,293,975

		21,967,962

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 67

Schedules of Investments	December 31, 2015

Royce Total Return Fund (continued)

	SHARES	VALUE

UTILITIES (continued)
WATER UTILITIES - 1.2%
Aqua America	629,307	$18,753,349
SJW	400,400	11,871,860
York Water	166,630	4,155,752

		34,780,961

Total (Cost $26,400,446)		56,748,923

MISCELLANEOUS[3] – 2.0%

Total (Cost $59,923,779)		58,255,642

TOTAL COMMON STOCKS

(Cost $1,951,093,241)		2,822,876,989

	PRINCIPAL
	AMOUNT

CORPORATE BOND– 0.1%
†Unit Corporation 6.625%
due 5/15/21

(Cost $3,357,435)	$4,227,000	3,043,440

REPURCHASE AGREEMENT– 1.2%
Fixed Income Clearing Corporation, 0.03% dated 12/31/15, due 1/4/16, maturity value
$35,210,117 (collateralized by obligations of various U.S. Government Agencies, 2.125%
due 1/31/21, valued at $35,915,387)

(Cost $35,210,000)		35,210,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.1%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.1079%)

(Cost $1,811,502)		1,811,502

TOTAL INVESTMENTS – 100.2%

(Cost $1,991,472,178)		2,862,941,931

LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%		(6,904,834)

NET ASSETS – 100.0%		$2,856,037,097

†	New additions in 2015.
[1]	Non-income producing.
[2]	All or a portion of these securities were on loan at December 31, 2015.
[3]	Includes securities first acquired in 2015 and less than 1% of net assets.
[4]
Securities for which market quotations are not readily available represent 0.3% of net assets for Royce Micro-Cap Fund. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[5]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[6]
At December 31, 2015, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2015, market value.

68 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Assets and Liabilities	December 31, 2015

	Royce Dividend	Royce Heritage	Royce Low-Priced	Royce Micro-Cap
	Value Fund	Fund	Stock Fund	Fund

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$283,001,084	$197,757,541	$404,810,103	$287,938,125

Repurchase agreements (at cost and value)	2,466,000	33,275,000	17,647,000	8,048,000

Cash and foreign currency	11,093	101,123	538	51,591

Receivable for investments sold	1,822,718	1,451,731	2,038,991	3,201,224

Receivable for capital shares sold	1,059,128	194,327	128,398	517,987

Receivable for dividends and interest	372,147	205,966	219,927	440,911

Prepaid expenses and other assets	2,801	1,369	767	1,487

Total Assets	288,734,971	232,987,057	424,845,724	300,199,325

LIABILITIES:
Payable for collateral on loaned securities	461,786	2,460,888	29,986,526	14,781,811

Payable for investments purchased	33,006	1,887,865	3,667,748	1,711,954

Payable for capital shares redeemed	1,934,784	521,224	3,219,634	2,167,320

Payable for investment advisory fees	249,188	196,650	341,579	312,713

Payable for trustees’ fees	9,567	6,963	11,226	9,342

Accrued expenses	284,630	142,117	773,208	382,197

Total Liabilities	2,972,961	5,215,707	37,999,921	19,365,337

Net Assets	$285,762,010	$227,771,350	$386,845,803	$280,833,988

ANALYSIS OF NET ASSETS:
Paid-in capital	$239,131,404	$210,442,788	$341,778,107	$244,896,299

Undistributed net investment income (loss)	(62,801)	(363,905)	(231,897)	(138,403)

Accumulated net realized gain (loss) on investments and foreign currency	4,547,038	(766,509)	9,175,373	9,431,279

Net unrealized appreciation (depreciation) on investments and foreign
currency	42,146,369	18,458,976	36,124,220	26,644,813

Net Assets	$285,762,010	$227,771,350	$386,845,803	$280,833,988

Investment Class	$116,052,754	$89,766,156	$28,731,466	$219,271,831

Service Class	167,165,062	120,380,825	316,475,026	20,537,914

Consultant Class	1,885,904	11,369,070		41,024,243

Institutional Class	658,290		39,003,943

R Class		2,339,474	1,132,225

K Class		3,915,825	1,503,143

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	16,957,444	6,973,106	3,697,160	19,766,572

Service Class	24,006,566	9,372,434	40,839,077	1,884,097

Consultant Class	238,672	1,213,605		4,537,961

Institutional Class	97,153		5,015,856

R Class		273,166	153,366

K Class		452,317	783,365

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$6.84	$12.87	$7.77	$11.09

Service Class[1]	6.96	12.84	7.75	10.90

Consultant Class[2]	7.90	9.37		9.04

Institutional Class[3]	6.78		7.78

R Class[3]		8.56	7.38

K Class[3]		8.66	1.92

Investments at identified cost	$240,849,643	$179,290,353	$368,685,169	$261,267,055

Market value of loaned securities	436,941	2,317,000	28,658,265	14,048,805

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund. From January 1-31, 2015, the same redemption fee was applied to shares held less than 180 days.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 69

Statements of Assets and Liabilities

	Royce Micro-Cap	Royce Opportunity	Royce Pennsylvania	Royce Premier
	Opportunity Fund	Fund	Mutual Fund	Fund

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$34,604,360	$1,494,933,526	$2,899,187,594	$2,539,007,173

Affiliated Companies	–	33,292,851	65,740,171	118,543,379

Repurchase agreements (at cost and value)	1,562,000	70,759,000	10,490,000	–

Cash and foreign currency	660	1,698	1,085	–

Receivable for investments sold	188,549	6,580,917	56,849,244	51,850,734

Receivable for capital shares sold	50,970	3,263,153	2,655,823	7,348,774

Receivable for dividends and interest	4,211	1,035,572	2,853,596	3,554,465

Prepaid expenses and other assets	151	8,626	2,323,631	18,240

Total Assets	36,410,901	1,609,875,343	3,040,101,144	2,720,322,765

LIABILITIES:
Payable for collateral on loaned securities	–	85,373,909	34,552,013	54,245,475

Payable for investments purchased	400,270	3,994,218	1,627,692	–

Payable for capital shares redeemed	276,329	8,723,382	34,035,058	23,970,708

Payable to custodian for overdrawn balance	–	–	–	20,195,976

Payable for investment advisory fees	32,164	1,335,132	2,037,457	2,450,616

Payable for trustees’ fees	564	44,942	102,623	99,357

Accrued expenses	53,054	719,945	1,935,356	2,294,779

Total Liabilities	762,381	100,191,528	74,290,199	103,256,911

Net Assets	$35,648,520	$1,509,683,815	$2,965,810,945	$2,617,065,854

ANALYSIS OF NET ASSETS:
Paid-in capital	$39,568,294	$1,549,590,730	$2,135,830,586	$1,504,432,429

Undistributed net investment income (loss)	(48)	(4,442)	(11,517,236)	302,315

Accumulated net realized gain (loss) on investments and foreign currency	(1,012,332)	27,734,593	35,119,895	152,550,126

Net unrealized appreciation (depreciation) on
investments and foreign currency	(2,907,394)	(67,637,066)	806,377,700	959,780,984

Net Assets	$35,648,520	$1,509,683,815	$2,965,810,945	$2,617,065,854

Investment Class	$34,436,944	$746,052,139	$1,925,419,003	$2,015,904,930

Service Class	1,211,576	100,917,571	102,340,471	61,969,297

Consultant Class		19,464,281	416,861,963	32,981,441

Institutional Class		600,945,530	498,374,334	294,477,288

W Class				192,785,214

R Class		32,598,611	18,675,315	16,128,357

K Class		9,705,683	4,139,859	2,819,327

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	2,480,744	70,593,875	206,430,429	141,200,616

Service Class	172,827	10,137,594	10,951,312	4,433,902

Consultant Class		2,159,194	54,172,013	2,774,919

Institutional Class		55,979,000	53,362,499	20,390,492

W Class				13,464,495

R Class		3,354,224	2,098,896	1,195,721

K Class		1,092,580	526,961	1,656,423

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$13.88	$10.57	$9.33	$14.28

Service Class[1]	7.01	9.95	9.35	13.98

Consultant Class[2]		9.01	7.70	11.89

Institutional Class[3]		10.74	9.34	14.44

W Class[3]				14.32

R Class[3]		9.72	8.90	13.49

K Class[3]		8.88	7.86	1.70

Investments at identified cost	$37,511,753	$1,595,863,443	$2,158,589,918	$1,697,522,120

Market value of loaned securities	–	79,935,313	33,319,297	51,572,206

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund. From January 1-31, 2015, the same redemption fee was applied to shares held less than 180 days.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

70 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

			Royce Smaller-
	Royce Small-Cap	Royce Small-Cap	Companies Growth	Royce Special Equity
	Leaders Fund	Value Fund	Fund	Fund

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$108,659,335	$522,295,488	$656,074,174	$789,863,096

Affiliated Companies	–	–	–	679,723,130

Repurchase agreements (at cost and value)	485,000	4,512,000	7,491,000	28,575,000

Cash and foreign currency	133	1,069	636	921

Receivable for investments sold	6,740,779	5,220,432	9,313,981	7,639,244

Receivable for capital shares sold	304,761	284,851	1,729,021	5,565,255

Receivable for dividends and interest	58,203	773,668	237,941	788,697

Prepaid expenses and other assets	587	2,897	3,051	9,983

Total Assets	116,248,798	533,090,405	674,849,804	1,512,165,326

LIABILITIES:
Payable for collateral on loaned securities	2,425,000	7,248,018	62,849,891	23,616,736

Payable for investments purchased	653,115	200,649	1,861,815	4,099,825

Payable for capital shares redeemed	2,681,597	1,776,400	4,893,132	20,310,418

Payable for investment advisory fees	101,451	472,232	542,861	1,343,671

Payable for trustees’ fees	4,472	16,862	18,947	52,083

Accrued expenses	223,309	459,018	592,659	942,585

Total Liabilities	6,088,944	10,173,179	70,759,305	50,365,318

Net Assets	$110,159,854	$522,917,226	$604,090,499	$1,461,800,008

ANALYSIS OF NET ASSETS:
Paid-in capital	$94,560,267	$519,207,847	$467,379,210	$1,225,597,457

Undistributed net investment income (loss)	–	305,122	58,287	216,962

Accumulated net realized gain (loss) on investments and foreign currency	4,680,832	13,290,270	21,456,395	(2,468,919)

Net unrealized appreciation (depreciation) on investments and foreign
currency	10,918,755	(9,886,013)	115,196,607	238,454,508

Net Assets	$110,159,854	$522,917,226	$604,090,499	$1,461,800,008

Investment Class	$50,409,565	$77,821,316	$139,979,454	$1,098,105,855

Service Class	57,729,441	252,814,068	408,743,818	112,315,146

Consultant Class		18,403,645	14,411,536	42,427,473

Institutional Class		148,652,467	39,762,822	208,951,534

R Class	1,681,035	19,199,694	885,831

K Class	339,813	6,026,036	307,038

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	8,031,187	8,904,366	12,326,651	61,200,446

Service Class	9,300,428	29,052,046	36,492,608	6,266,751

Consultant Class		2,331,429	1,439,553	2,559,848

Institutional Class		17,012,691	3,463,105	11,736,409

R Class	200,999	2,281,050	83,803

K Class	39,710	976,548	50,321

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$6.28	$8.74	$11.36	$17.94

Service Class[1]	6.21	8.70	11.20	17.92

Consultant Class[2]		7.89	10.01	16.57

Institutional Class[3]		8.74	11.48	17.80

R Class[3]	8.36	8.42	10.57

K Class[3]	8.56	6.17	6.10

Investments at identified cost	$97,741,688	$532,180,456	$540,877,308	$1,231,131,718

Market value of loaned securities	2,317,000	7,007,879	60,094,118	22,564,939

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund. From January 1-31, 2015, the same redemption fee was applied to shares held less than 180 days.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 71

Statements of Assets and Liabilities	December 31, 2015

	Royce Special Equity	Royce Total Return
	Multi-Cap Fund	Fund

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$128,247,477	$2,776,891,685

Affiliated Companies	–	50,840,246

Repurchase agreements (at cost and value)	9,609,000	35,210,000

Cash and foreign currency	210	87,975

Receivable for investments sold	1,900,184	26,468,641

Receivable for capital shares sold	895,160	6,549,750

Receivable for dividends and interest	178,833	4,296,243

Prepaid expenses and other assets	2,478	17,120

Total Assets	140,833,342	2,900,361,660

LIABILITIES:
Payable for collateral on loaned securities	–	1,811,502

Payable for investments purchased	1,183,531	13,086,770

Payable for capital shares redeemed	4,109,780	24,867,407

Payable for investment advisory fees	101,415	2,519,961

Payable for trustees’ fees	5,798	90,455

Accrued expenses	115,163	1,948,468

Total Liabilities	5,515,687	44,324,563

Net Assets	$135,317,655	$2,856,037,097

ANALYSIS OF NET ASSETS:
Paid-in capital	$130,274,679	$1,905,381,114

Undistributed net investment income (loss)	17,514	(3,485,015)

Accumulated net realized gain (loss) on investments and foreign currency	(4,669,987)	82,697,544

Net unrealized appreciation (depreciation) on investments and foreign currency	9,695,449	871,443,454

Net Assets	$135,317,655	$2,856,037,097

Investment Class	$43,998,420	$1,850,308,647

Service Class	47,630,397	137,594,528

Consultant Class	6,825,001	262,130,692

Institutional Class	36,863,837	374,555,234

W Class		118,166,842

R Class		50,684,041

K Class		62,597,113

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	3,565,171	155,404,226

Service Class	3,846,635	11,352,957

Consultant Class	836,925	21,572,783

Institutional Class	2,989,265	31,784,542

W Class		9,944,609

R Class		4,158,256

K Class		7,641,169

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$12.34	$11.91

Service Class[1]	12.38	12.12

Consultant Class[2]	8.15	12.15

Institutional Class[3]	12.33	11.78

W Class[3]		11.88

R Class[3]		12.19

K Class[3]		8.19

Investments at identified cost	$118,552,028	$1,956,262,178

Market value of loaned securities	–	1,747,693

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund. From January 1-31, 2015, the same redemption fee was applied to shares held less than 180 days.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

72 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Royce Dividend Value Fund		Royce Heritage Fund		Royce Low-Priced Stock Fund
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14

INVESTMENT OPERATIONS:
Net investment income (loss)	$5,615,411	$6,568,248	$1,105,158	$1,470,971	$(749,288)	$2,857,398

Net realized gain (loss) on investments and foreign
currency	22,090,713	31,074,320	21,906,988	16,802,002	50,049,069	178,888,358

Net change in unrealized appreciation (depreciation)
on investments and foreign currency	(46,727,540)	(51,255,088)	(40,815,691)	(21,766,741)	(98,725,108)	(201,991,166)

Net increase (decrease) in net assets from
investment operations	(19,021,416)	(13,612,520)	(17,803,545)	(3,493,768)	(49,425,327)	(20,245,410)

DISTRIBUTIONS:
Net investment income

Investment Class	(2,391,709)	(2,211,322)	(723,765)	(508,210)	–	(39,705)

Service Class	(2,678,378)	(2,404,931)	(662,286)	–	–	–

Consultant Class	(3,857)	(2,223)	–	–

Institutional Class	(508,091)	(561,238)			(19,349)	(298,806)

R Class			(9,229)	–	–	–

K Class			(24,990)	–	–	–

Net realized gain on investments and foreign
currency

Investment Class	(10,918,322)	(10,463,314)	(7,909,857)	(8,225,023)	(2,528,780)	(14,919,772)

Service Class	(15,975,223)	(17,175,104)	(10,861,670)	(9,172,987)	(27,485,797)	(167,025,408)

Consultant Class	(84,309)	(47,672)	(1,306,228)	(903,116)

Institutional Class	(60,739)	(2,354,384)			(3,485,225)	(27,925,196)

R Class			(314,617)	(284,436)	(100,299)	(532,869)

K Class			(506,200)	(396,761)	(409,904)	(1,092,324)

Total distributions	(32,620,628)	(35,220,188)	(22,318,842)	(19,490,533)	(34,029,354)	(211,834,080)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(39,499,647)	(18,740,722)	(54,256,776)	52,478,285	(15,345,048)	(21,276,371)

Service Class	(98,629,025)	(83,630,839)	(35,002,503)	(36,442,055)	(136,462,314)	(299,833,853)

Consultant Class	1,137,696	984,157	243,363	(1,382,087)

Institutional Class	(39,025,158)	13,199,508			(54,117,605)	(218,563,474)

R Class			(875,916)	(2,676,572)	(519,308)	(638,616)

K Class			(732,966)	(483,726)	87,347	(694,975)

Shareholder redemption fees

Investment Class	770	2,284	13	411	–	2,035

Service Class	3,353	10,514	404	2,709	4,987	7,803

Net increase (decrease) in net assets from capital
share transactions	(176,012,011)	(88,175,098)	(90,624,381)	11,496,965	(206,351,941)	(540,997,451)

Net Increase (Decrease) In Net Assets	(227,654,055)	(137,007,806)	(130,746,768)	(11,487,336)	(289,806,622)	(773,076,941)

NET ASSETS:

Beginning of year	513,416,065	650,423,871	358,518,118	370,005,454	676,652,425	1,449,729,366

End of year	$285,762,010	$513,416,065	$227,771,350	$358,518,118	$386,845,803	$676,652,425

Undistributed Net Investment Income (Loss) at End of Year	$(62,801)	$2,098,387	$(363,905)	$902,677	$(231,897)	$(205,502)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 73

Statements of Changes in Net Assets

	Royce Micro-Cap Fund		Royce Micro-Cap Opportunity Fund		Royce Opportunity Fund
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14

INVESTMENT OPERATIONS:
Net investment income (loss)	$(48,824)	$(4,483,168)	$(157,402)	$(126,420)	$(5,300,020)	$(7,726,211)

Net realized gain (loss) on investments and foreign
currency	27,865,387	67,181,821	(839,817)	217,534	162,734,316	270,749,921

Net change in unrealized appreciation (depreciation)
on investments and foreign currency	(80,342,626)	(98,379,469)	(4,189,900)	(1,518,331)	(416,427,869)	(282,435,370)

Net increase (decrease) in net assets from
investment operations	(52,526,063)	(35,680,816)	(5,187,119)	(1,427,217)	(258,993,573)	(19,411,660)

DISTRIBUTIONS:
Net investment income

Investment Class	–	–	–	–	–	–

Service Class	–	–	–	–	–	–

Consultant Class	–	–			–	–

Institutional Class					–	–

R Class					–	–

K Class					–	–

Net realized gain on investments and foreign
currency

Investment Class	(26,296,259)	(39,701,168)	(829)	(557,908)	(70,548,435)	(163,669,872)

Service Class	(2,534,611)	(3,907,041)	(52)	(46,594)	(9,927,530)	(20,590,649)

Consultant Class	(5,795,052)	(8,779,199)			(2,017,485)	(2,830,608)

Institutional Class					(54,433,028)	(101,200,321)

R Class					(3,175,783)	(4,511,800)

K Class					(1,032,939)	(3,319,400)

Total distributions	(34,625,922)	(52,387,408)	(881)	(604,502)	(141,135,200)	(296,122,650)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(128,962,401)	(170,862,529)	21,161,499	2,700,474	(334,454,709)	31,743,029

Service Class	(11,015,702)	(33,847,817)	514,293	1,008,378	(26,205,974)	(31,618,193)

Consultant Class	(20,670,449)	(26,840,854)			4,226,458	4,875,799

Institutional Class					(46,228,790)	53,771,758

R Class					7,219,677	15,752,508

K Class					(10,131,487)	8,646,557

Shareholder redemption fees

Investment Class	1,183	6,501	299	20,852	17,647	44,101

Service Class	110	45,360	90	1,239	476	51,186

Net increase (decrease) in net assets from capital
share transactions	(160,647,259)	(231,499,339)	21,676,181	3,730,943	(405,556,702)	83,266,745

Net Increase (Decrease) In Net Assets	(247,799,244)	(319,567,563)	16,488,181	1,699,224	(805,685,475)	(232,267,565)

NET ASSETS:

Beginning of year	528,633,232	848,200,795	19,160,339	17,461,115	2,315,369,290	2,547,636,855

End of year	$280,833,988	$528,633,232	$35,648,520	$19,160,339	$1,509,683,815	$2,315,369,290

Undistributed Net Investment Income (Loss) at End
of Year	$(138,403)	$(149,122)	$(48)	$(46)	$(4,442)	$(21,843)

74 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Pennsylvania Mutual Fund		Royce Premier Fund		Royce Small-Cap Leaders Fund
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14

INVESTMENT OPERATIONS:
Net investment income (loss)	$19,385,314	$15,158,466	$20,471,996	$21,471,509	$409,540	$(807,160)

Net realized gain (loss) on investments and foreign
currency	490,135,537	850,882,031	812,018,660	509,484,795	23,376,472	34,836,525

Net change in unrealized appreciation (depreciation)
on investments and foreign currency	(985,585,796)	(941,232,232)	(1,203,711,621)	(571,494,932)	(42,012,914)	(43,017,230)

Net increase (decrease) in net assets from
investment operations	(476,064,945)	(75,191,735)	(371,220,965)	(40,538,628)	(18,226,902)	(8,987,865)

DISTRIBUTIONS:
Net investment income

Investment Class	(17,117,756)	(12,703,277)	(16,221,798)	(15,697,641)	(299,189)	–

Service Class	(194,886)	–	(130,119)	–	(69,461)	–

Consultant Class	–	–	–	–

Institutional Class	(5,113,765)	(3,678,635)	(2,635,988)	(3,363,878)

W Class			(1,657,941)	(1,812,923)

R Class	–	–	–	–	–	–

K Class	–	–	(59,934)	(36,229)	–	–

Net realized gain on investments and foreign
currency

Investment Class	(368,819,105)	(417,000,811)	(408,845,681)	(398,730,083)	(9,499,943)	(7,631,746)

Service Class	(19,955,149)	(49,712,548)	(12,422,397)	(17,256,962)	(11,237,795)	(16,718,190)

Consultant Class	(94,833,647)	(82,823,610)	(7,902,444)	(6,231,891)

Institutional Class	(92,030,063)	(86,408,552)	(55,307,608)	(65,714,517)

W Class			(41,880,612)	(44,052,112)

R Class	(3,584,148)	(4,018,570)	(3,169,817)	(2,717,731)	(233,440)	(168,762)

K Class	(1,005,956)	(1,293,456)	(2,027,347)	(1,653,995)	(42,755)	(64,553)

Total distributions	(602,654,475)	(657,639,459)	(552,261,686)	(557,267,962)	(21,382,583)	(24,583,251)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(1,247,856,329)	(689,872,693)	(1,369,730,313)	(547,373,395)	(21,274,592)	18,982,373

Service Class	(191,134,871)	(199,343,245)	(90,207,188)	(129,533,114)	(70,473,027)	(59,224,113)

Consultant Class	(94,088,549)	(14,396,432)	(11,030,216)	(2,535,012)

Institutional Class	(135,653,362)	81,146,529	(202,700,432)	(326,676,517)

W Class			(181,056,608)	(56,736,703)

R Class	(11,293,119)	(2,792,539)	(5,916,080)	(2,140,060)	185,838	(558,911)

K Class	(4,790,179)	439,120	(990,304)	(526,085)	(237,762)	(1,510,299)

Value of shares issued in connection with the
merger of Royce Select Fund I					20,278,826

Shareholder redemption fees

Investment Class	20,843	66,223	18,204	68,382	74	1,028

Service Class	6,189	44,289	2,449	3,900	1,268	7,417

Net increase (decrease) in net assets from capital
share transactions	(1,684,789,377)	(824,708,748)	(1,861,610,488)	(1,065,448,604)	(71,519,375)	(42,302,505)

Net Increase (Decrease) In Net Assets	(2,763,508,797)	(1,557,539,942)	(2,785,093,139)	(1,663,255,194)	(111,128,860)	(75,873,621)

NET ASSETS:

Beginning of year	5,729,319,742	7,286,859,684	5,402,158,993	7,065,414,187	221,288,714	297,162,335

End of year	$2,965,810,945	$5,729,319,742	$2,617,065,854	$5,402,158,993	$110,159,854	$221,288,714

Undistributed Net Investment Income (Loss) at End
of Year	$(11,517,236)	$(5,697,006)	$302,315	$655,864	$–	$(9,879)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 75

Statements of Changes in Net Assets

	Royce Small-Cap Value Fund		Royce Smaller-Companies Growth Fund		Royce Special Equity Fund
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14

INVESTMENT OPERATIONS:
Net investment income (loss)	$3,900,575	$1,379,609	$(4,227,601)	$(5,084,731)	$17,741,992	$14,181,577

Net realized gain (loss) on investments and foreign
currency	96,681,216	127,638,267	116,596,023	185,659,073	204,400,312	282,154,386

Net change in unrealized appreciation (depreciation)
on investments and foreign currency	(176,217,796)	(130,516,990)	(111,759,438)	(144,652,002)	(467,531,429)	(285,557,513)

Net increase (decrease) in net assets from
investment operations	(75,636,005)	(1,499,114)	608,984	35,922,340	(245,389,125)	10,778,450

DISTRIBUTIONS:
Net investment income

Investment Class	(713,642)	(331,391)	–	–	(13,685,417)	(9,502,532)

Service Class	(1,412,063)	–	–	–	(1,017,084)	(460,707)

Consultant Class	–	–	–	–	(75,049)	–

Institutional Class	(1,708,384)	(739,829)	–	–	(3,153,305)	(3,812,516)

R Class	(37,389)	–	–	–

K Class	(29,293)	–	–	–

Net realized gain on investments and foreign
currency

Investment Class	(13,129,734)	(18,283,548)	(30,123,120)	(56,823,564)	(106,125,451)	(179,944,282)

Service Class	(42,541,960)	(60,973,556)	(84,976,623)	(111,290,311)	(11,014,959)	(22,106,099)

Consultant Class	(3,205,916)	(3,553,425)	(3,101,929)	(3,522,779)	(4,478,322)	(6,200,641)

Institutional Class	(25,005,908)	(24,265,825)	(7,731,654)	(7,260,689)	(21,819,175)	(58,145,358)

R Class	(3,171,360)	(4,166,100)	(184,149)	(271,992)

K Class	(1,271,691)	(1,486,852)	(96,698)	(242,326)

Total distributions	(92,227,340)	(113,800,526)	(126,214,173)	(179,411,661)	(161,368,762)	(280,172,135)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(36,675,861)	(37,927,661)	(131,135,648)	97,261,344	(544,893,604)	(376,370,344)

Service Class	(143,714,621)	(140,511,862)	(74,835,663)	(172,358,399)	(88,375,278)	(78,674,569)

Consultant Class	(2,376,947)	(1,050,038)	673,082	(2,449,406)	(9,721,161)	(949,433)

Institutional Class	(1,225,100)	1,519,448	9,313,200	(100,411,469)	(376,173,828)	(4,835,990)

R Class	(5,896,346)	(2,055,524)	(274,728)	(21,676)

K Class	(1,161,875)	(5,355,597)	(90,382)	(256,776)

Shareholder redemption fees

Investment Class	797	3,778	954	2,387	7,435	89,514

Service Class	3,553	11,345	859	9,262	7,935	9,825

Net increase (decrease) in net assets from capital
share transactions	(191,046,400)	(185,366,111)	(196,348,326)	(178,224,733)	(1,019,148,501)	(460,730,997)

Net Increase (Decrease) In Net Assets	(358,909,745)	(300,665,751)	(321,953,515)	(321,714,054)	(1,425,906,388)	(730,124,682)

NET ASSETS:

Beginning of year	881,826,971	1,182,492,722	926,044,014	1,247,758,068	2,887,706,396	3,617,831,078

End of year	$522,917,226	$881,826,971	$604,090,499	$926,044,014	$1,461,800,008	$2,887,706,396

Undistributed Net Investment Income (Loss) at End
of Year	$305,122	$302,597	$58,287	$–	$216,962	$405,823

76 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Special Equity Multi-Cap Fund		Royce Total Return Fund
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14

INVESTMENT OPERATIONS:
Net investment income (loss)	$3,460,388	$1,918,432	$42,181,172	$43,476,286

Net realized gain (loss) on investments and foreign currency	(4,660,482)	17,012,232	344,246,993	599,509,277

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(30,552,462)	3,829,046	(644,769,544)	(593,275,861)

Net increase (decrease) in net assets from investment operations	(31,752,556)	22,759,710	(258,341,379)	49,709,702

DISTRIBUTIONS:
Net investment income

Investment Class	(1,202,059)	(802,271)	(22,091,406)	(56,476,197)

Service Class	(1,139,180)	(404,109)	(1,206,038)	(2,393,470)

Consultant Class	(177,836)	(44,315)	(449,082)	(759,635)

Institutional Class	(1,027,324)	(566,069)	(5,010,012)	(11,453,242)

W Class			(1,569,255)	(4,594,582)

R Class			(233,738)	(488,326)

K Class			(500,451)	(1,252,049)

Net realized gain on investments and foreign currency

Investment Class	(2,737,673)	(4,729,740)	(236,598,179)	(307,872,630)

Service Class	(2,876,421)	(3,852,466)	(17,422,849)	(22,938,230)

Consultant Class	(556,760)	(504,045)	(32,205,826)	(34,858,344)

Institutional Class	(2,139,347)	(3,159,353)	(47,290,489)	(56,439,291)

W Class			(15,056,748)	(25,890,733)

R Class			(6,132,531)	(6,318,710)

K Class			(10,750,317)	(11,933,090)

Total distributions	(11,856,600)	(14,062,368)	(396,516,921)	(543,668,529)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(61,315,258)	59,033,956	(798,531,569)	(252,019,403)

Service Class	(33,511,548)	12,637,616	(63,653,645)	(234,371,808)

Consultant Class	(377,731)	9,200,567	(36,593,875)	(13,001,945)

Institutional Class	(29,458,527)	25,321,547	(113,660,287)	10,261,846

W Class			(119,767,078)	39,625,519

R Class			(3,800,528)	(821,115)

K Class			(11,885,110)	(91,917,398)

Shareholder redemption fees

Investment Class	1,076	2,402	28,213	62,578

Service Class	1,547	10,760	723	19,546

Net increase (decrease) in net assets from capital share transactions	(124,660,441)	106,206,848	(1,147,863,156)	(542,162,180)

Net Increase (Decrease) In Net Assets	(168,269,597)	114,904,190	(1,802,721,456)	(1,036,121,007)

NET ASSETS:

Beginning of year	303,587,252	188,683,062	4,658,758,553	5,694,879,560

End of year	$135,317,655	$303,587,252	$2,856,037,097	$4,658,758,553

Undistributed Net Investment Income (Loss) at End of Year	$17,514	$104,459	$(3,485,015)	$(2,595,297)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 77

Statements of Operations

	Royce Dividend Value Fund	Royce Heritage Fund	Royce Low-Priced Stock Fund	Royce Micro-Cap Fund

INVESTMENT INCOME:
INCOME:

Dividends	$11,337,654	$5,086,374	$6,382,577	$6,268,441

Foreign withholding tax	(269,595)	(129,364)	(146,430)	(151,145)

Interest	2,685	484	264	128

Securities lending	107,287	10,748	371,890	433,100

Total income	11,178,031	4,968,242	6,608,301	6,550,524

EXPENSES:

Investment advisory fees	4,118,682	3,016,845	5,210,858	5,030,925

Distribution fees	586,764	513,778	1,058,166	649,992

Shareholder servicing	465,815	193,093	667,477	488,310

Shareholder reports	154,338	61,410	170,208	175,163

Custody	100,575	75,746	99,538	78,665

Administrative and office facilities	75,387	55,358	98,261	75,682

Registration	62,244	62,262	65,786	45,443

Audit	41,597	38,435	39,967	50,826

Trustees’ fees	30,930	23,043	39,224	30,316

Legal	5,948	7,156	8,025	6,077

Other expenses	20,788	23,065	27,153	21,268

Total expenses	5,663,068	4,070,191	7,484,663	6,652,667

Compensating balance credits	(88)	(75)	(196)	(119)

Fees waived by investment adviser and distributor	(67,419)	(160,009)	(83,752)	–

Expenses reimbursed by investment adviser	(32,941)	(47,023)	(43,126)	(53,200)

Net expenses	5,562,620	3,863,084	7,357,589	6,599,348

Net investment income (loss)	5,615,411	1,105,158	(749,288)	(48,824)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	22,130,537	21,966,177	47,636,634	28,623,315

Investments in Affiliated Companies	–	–	2,346,072	(760,035)

Foreign currency transactions	(39,824)	(59,189)	66,363	2,107

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	(46,725,989)	(40,811,009)	(98,723,636)	(80,333,042)

Other assets and liabilities denominated in foreign currency	(1,551)	(4,682)	(1,472)	(9,584)

Net realized and unrealized gain (loss) on investments and foreign currency	(24,636,827)	(18,908,703)	(48,676,039)	(52,477,239)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(19,021,416)	$(17,803,545)	$(49,425,327)	$(52,526,063)

78 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Year Ended December 31, 2015

	Royce Micro-Cap Opportunity Fund	Royce Opportunity Fund	Royce Pennsylvania Mutual Fund	Royce Premier Fund

INVESTMENT INCOME:
INCOME:

Dividends

Non-Affiliated Companies	$181,768	$16,144,221	$64,956,769	$47,812,243

Affiliated Companies	–	215,112	1,236,652	21,586,880

Foreign withholding tax	(994)	(80,069)	(1,061,609)	(2,929,856)

Interest	37	3,554	217,113	378

Securities lending	–	1,392,701	562,447	2,281,230

Total income	180,811	17,675,519	65,911,372	68,750,875

EXPENSES:

Investment advisory fees	267,232	19,543,036	33,165,516	41,061,058

Distribution fees	3,096	752,818	6,445,564	886,301

Shareholder servicing	31,896	1,457,233	4,051,825	3,405,746

Shareholder reports	1,192	296,528	816,951	1,032,753

Custody	18,643	185,844	412,760	354,955

Administrative and office facilities	3,390	350,541	826,052	790,281

Registration	29,662	101,243	142,285	121,907

Audit	26,408	40,744	53,584	50,351

Trustees’ fees	1,537	145,823	337,544	322,083

Legal	255	25,334	66,516	62,470

Dividends on securities sold short	1,660	–	–	–

Interest expense	2,088	–	–	–

Other expenses	6,842	82,557	208,458	193,166

Total expenses	393,901	22,981,701	46,527,055	48,281,071

Compensating balance credits	(10)	(352)	(997)	(2,192)

Expenses reimbursed by investment adviser	(55,678)	(5,810)	–	–

Net expenses	338,213	22,975,539	46,526,058	48,278,879

Net investment income (loss)	(157,402)	(5,300,020)	19,385,314	20,471,996

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	(839,675)	157,932,325	505,641,131	787,636,280

Investments in Affiliated Companies	–	4,803,257	(15,347,862)	24,492,694

Foreign currency transactions	(142)	(1,266)	(157,732)	(110,314)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	(4,189,901)	(416,427,928)	(985,628,250)	(1,203,593,440)

Other assets and liabilities denominated in foreign currency	1	59	42,454	(118,181)

Net realized and unrealized gain (loss) on investments and foreign currency	(5,029,717)	(253,693,553)	(495,450,259)	(391,692,961)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(5,187,119)	$(258,993,573)	$(476,064,945)	$(371,220,965)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 79

Statements of Operations

	Royce Small-Cap Leaders Fund	Royce Small-Cap Value Fund	Royce Smaller- Companies Growth Fund	Royce Special Equity Fund

INVESTMENT INCOME:
INCOME:

Dividends

Non-Affiliated Companies	$2,731,465	$14,037,321	$4,856,123	$16,361,210

Affiliated Companies	–	–	–	27,593,576

Foreign withholding tax	(74,022)	(155,037)	(164,260)	–

Interest	22	80	191	527

Securities lending	836	1,195	2,406,597	4,796

Total income	2,658,301	13,883,559	7,098,651	43,960,109

EXPENSES:

Investment advisory fees	1,605,229	7,252,478	8,168,798	22,136,159

Distribution fees	257,262	1,307,905	1,458,184	990,100

Shareholder servicing	208,595	813,157	1,307,960	1,850,433

Shareholder reports	80,141	180,723	251,212	354,336

Custody	27,467	77,525	101,364	177,296

Administrative and office facilities	32,660	130,924	144,634	418,684

Registration	56,940	85,159	84,811	81,565

Audit	42,614	36,769	36,910	40,365

Trustees’ fees	13,181	53,992	60,108	171,776

Legal	2,581	10,325	11,383	32,990

Other expenses	9,855	34,145	39,427	102,788

Total expenses	2,336,525	9,983,102	11,664,791	26,356,492

Compensating balance credits	(155)	(118)	(175)	(404)

Fees waived by distributor	(19,718)	–	(103,207)	–

Expenses reimbursed by investment adviser	(67,891)	–	(235,157)	(137,971)

Net expenses	2,248,761	9,982,984	11,326,252	26,218,117

Net investment income (loss)	409,540	3,900,575	(4,227,601)	17,741,992

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	23,399,582	96,677,345	116,674,444	135,904,950

Investments in Affiliated Companies	–	–	–	68,495,362

Foreign currency transactions	(23,110)	3,871	(78,421)	–

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	(42,014,780)	(176,216,751)	(111,759,101)	(467,531,429)

Other assets and liabilities denominated in foreign currency	1,866	(1,045)	(337)	–

Net realized and unrealized gain (loss) on investments and foreign currency	(18,636,442)	(79,536,580)	4,836,585	(263,131,117)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(18,226,902)	$(75,636,005)	$608,984	$(245,389,125)

80 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Year Ended December 31, 2015

	Royce Special Equity Multi-Cap Fund	Royce Total Return Fund

INVESTMENT INCOME:
INCOME:

Dividends

Non-Affiliated Companies	$6,143,827	$90,402,098

Affiliated Companies	–	1,789,027

Foreign withholding tax	–	(1,372,260)

Interest	110	24,962

Securities lending	–	222,968

Total income	6,143,937	91,066,795

EXPENSES:

Investment advisory fees	2,121,366	38,095,772

Distribution fees	271,926	4,179,959

Shareholder servicing	188,569	3,948,926

Shareholder reports	(122)	822,550

Custody	30,255	402,455

Administrative and office facilities	46,249	702,605

Registration	69,140	167,161

Audit	26,761	52,169

Trustees’ fees	19,515	291,214

Legal	3,534	55,178

Other expenses	11,302	168,066

Total expenses	2,788,495	48,886,055

Compensating balance credits	(36)	(432)

Fees waived by investment adviser and distributor	(65,043)	–

Expenses reimbursed by investment adviser	(39,867)	–

Net expenses	2,683,549	48,885,623

Net investment income (loss)	3,460,388	42,181,172

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	(4,660,482)	346,885,186

Investments in Affiliated Companies	–	(2,575,867)

Foreign currency transactions	–	(62,326)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	(30,552,462)	(644,752,078)

Other assets and liabilities denominated in foreign currency	–	(17,466)

Net realized and unrealized gain (loss) on investments and foreign currency	(35,212,944)	(300,522,551)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(31,752,556)	$(258,341,379)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 81

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Dividend Value Fund–Investment Class
2015	$8.12	$0.12	$(0.57)	$(0.45)	$(0.13)	$(0.70)	$(0.83)	$–	$6.84	(5.54)%	$116,053	1.24%	1.24%	1.22%	1.49%	14%

2014	8.90	0.11	(0.29)	(0.18)	(0.10)	(0.50)	(0.60)	–	8.12	(1.90)	176,002	1.21	1.21	1.19	1.25	22

2013	7.29	0.09	2.15	2.24	(0.10)	(0.53)	(0.63)	–	8.90	31.23	211,589	1.21	1.21	1.21	1.13	36

2012	6.34	0.14	0.95	1.09	(0.12)	(0.02)	(0.14)	–	7.29	17.26	118,820	1.19	1.19	1.19	1.99	28

2011	6.80	0.07	(0.37)	(0.30)	(0.07)	(0.09)	(0.16)	–	6.34	(4.46)	85,188	1.20	1.20	1.20	1.14	14

Royce Dividend Value Fund–Service Class
2015	$8.22	$0.10	$(0.57)	$(0.47)	$(0.09)	$(0.70)	$(0.79)	$–	$6.96	(5.72)%	$167,165	1.49%	1.49%	1.47%	1.25%	14%

2014	8.98	0.09	(0.29)	(0.20)	(0.06)	(0.50)	(0.56)	–	8.22	(2.14)	295,560	1.47	1.47	1.44	0.98	22

2013	7.35	0.07	2.16	2.23	(0.07)	(0.53)	(0.60)	–	8.98	30.74	407,599	1.48	1.48	1.46	0.87	36

2012	6.38	0.12	0.95	1.07	(0.08)	(0.02)	(0.10)	–	7.35	16.95	252,443	1.48	1.48	1.46	1.74	28

2011	6.82	0.05	(0.36)	(0.31)	(0.04)	(0.09)	(0.13)	–	6.38	(4.55)	201,634	1.48	1.48	1.46	0.84	14

Royce Dividend Value Fund–Consultant Class [a]
2015	$9.22	$0.04	$(0.63)	$(0.59)	$(0.03)	$(0.70)	$(0.73)	$–	$7.90	(6.39)%	$1,886	3.78%	3.78%	2.24%	0.46%	14%

2014	10.00	0.01	(0.27)	(0.26)	(0.02)	(0.50)	(0.52)	–	9.22	(2.43)[1]	912	9.25 [2]	9.25 [2]	2.24 [2]	0.45 [2]	22

Royce Dividend Value Fund–Institutional Class [b]
2015	$8.09	$0.17	$(0.62)	$(0.45)	$(0.16)	$(0.70)	$(0.86)	$–	$6.78	(5.61)%	$658	1.11%	1.11%	1.04%	1.60%	14%

2014	8.88	0.12	(0.29)	(0.17)	(0.12)	(0.50)	(0.62)	–	8.09	(1.76)	40,942	1.10	1.10	1.04	1.42	22

2013	7.28	0.11	2.14	2.25	(0.12)	(0.53)	(0.65)	–	8.88	31.46	31,236	1.11	1.11	1.04	1.29	36

2012	6.80	0.08	0.50	0.58	(0.08)	(0.02)	(0.10)	–	7.28	8.51 [1]	23,460	1.33 [2]	1.33 [2]	1.04 [2]	3.48 [2]	28

Royce Heritage Fund–Investment Class
2015	$15.21	$0.12	$(1.09)	$(0.97)	$(0.11)	$(1.26)	$(1.37)	$–	$12.87	(6.33)%	$89,766	1.10%	1.10%	1.10%	0.54%	66%

2014	16.24	0.10	(0.25)	(0.15)	(0.05)	(0.83)	(0.88)	–	15.21	(0.81)	160,558	1.09	1.09	1.09	0.66	35

2013	14.48	0.03	3.71	3.74	(0.05)	(1.93)	(1.98)	–	16.24	26.37	117,306	1.13	1.13	1.13	0.36	79

2012	13.07	0.10	1.80	1.90	(0.13)	(0.36)	(0.49)	–	14.48	14.70	40,374	1.20	1.20	1.20	0.94	39

2011	15.10	0.01	(1.41)	(1.40)	(0.05)	(0.59)	(0.64)	0.01	13.07	(9.16)	21,088	1.22	1.22	1.22	0.15	51

Royce Heritage Fund–Service Class
2015	$15.17	$0.05	$(1.05)	$(1.00)	$(0.07)	$(1.26)	$(1.33)	$–	$12.84	(6.53)%	$120,381	1.46%	1.46%	1.35%	0.31%	66%

2014	16.20	0.05	(0.25)	(0.20)	–	(0.83)	(0.83)	–	15.17	(1.14)	175,433	1.43	1.43	1.40	0.32	35

2013	14.45	0.00	3.68	3.68	(0.00)	(1.93)	(1.93)	–	16.20	25.99	223,533	1.45	1.45	1.42	0.02	79

2012	13.00	0.08	1.78	1.86	(0.05)	(0.36)	(0.41)	–	14.45	14.39	203,112	1.46	1.46	1.45	0.56	39

2011	15.03	(0.01)	(1.40)	(1.41)	(0.03)	(0.59)	(0.62)	–	13.00	(9.39)	218,770	1.47	1.47	1.44	(0.07)	51

Royce Heritage Fund–Consultant Class
2015	$11.47	$(0.06)	$(0.78)	$(0.84)	$–	$(1.26)	$(1.26)	$–	$9.37	(7.31)%	$11,369	2.41%	2.41%	2.24%	(0.58)%	66%

2014	12.57	(0.07)	(0.20)	(0.27)	–	(0.83)	(0.83)	–	11.47	(2.02)	13,338	2.31	2.31	2.31	(0.59)	35

2013	11.68	(0.12)	2.94	2.82	–	(1.93)	(1.93)	–	12.57	24.73	15,942	2.37	2.37	2.37	(0.93)	79

2012	10.64	(0.04)	1.44	1.40	–	(0.36)	(0.36)	–	11.68	13.30	13,909	2.41	2.41	2.41	(0.39)	39

2011	12.50	(0.11)	(1.16)	(1.27)	–	(0.59)	(0.59)	–	10.64	(10.14)	13,850	2.28	2.28	2.28	(0.91)	51

82 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Heritage Fund–R Class
2015	$10.60	$(0.02)	$(0.73)	$(0.75)	$(0.03)	$(1.26)	$(1.29)	$–	$8.56	(7.00)%	$2,339	2.20%	2.20%	1.84%	(0.19)%	66%

2014	11.63	(0.02)	(0.18)	(0.20)	–	(0.83)	(0.83)	–	10.60	(1.59)	3,727	1.89	1.89	1.84	(0.14)	35

2013	10.86	(0.05)	2.75	2.70	–	(1.93)	(1.93)	–	11.63	25.51	6,805	1.90	1.90	1.84	(0.39)	79

2012	9.87	0.02	1.34	1.36	(0.01)	(0.36)	(0.37)	–	10.86	13.88	4,832	1.95	1.95	1.84	0.17	39

2011	11.63	(0.06)	(1.07)	(1.13)	(0.04)	(0.59)	(0.63)	–	9.87	(9.73)	4,081	1.90	1.90	1.84	(0.45)	51

Royce Heritage Fund–K Class
2015	$10.70	$0.02	$(0.74)	$(0.72)	$(0.06)	$(1.26)	$(1.32)	$–	$8.66	(6.69)%	$3,916	1.91%	1.91%	1.59%	0.06%	66%

2014	11.70	0.02	(0.19)	(0.17)	–	(0.83)	(0.83)	–	10.70	(1.32)	5,462	1.87	1.87	1.59	0.14	35

2013	10.90	(0.02)	2.75	2.73	–	(1.93)	(1.93)	–	11.70	25.69	6,419	1.70	1.70	1.59	(0.15)	79

2012	9.93	0.04	1.36	1.40	(0.07)	(0.36)	(0.43)	–	10.90	14.22	7,077	1.61	1.61	1.59	0.42	39

2011	11.68	(0.04)	(1.08)	(1.12)	(0.04)	(0.59)	(0.63)	–	9.93	(9.53)	7,787	1.66	1.66	1.59	(0.24)	51

Royce Low-Priced Stock Fund–Investment Class
2015	$9.46	$0.00	$(0.97)	$(0.97)	$–	$(0.72)	$(0.72)	$–	$7.77	(10.21)%	$28,732	1.28%	1.28%	1.24%	0.03%	53%

2014	13.60	0.06	(0.58)	(0.52)	(0.01)	(3.61)	(3.62)	–	9.46	(3.15)	50,371	1.25	1.25	1.24	0.46	29

2013	13.83	0.05	1.71	1.76	(0.05)	(1.94)	(1.99)	–	13.60	13.17	88,568	1.37	1.37	1.24	0.18	16

2012	14.34	0.15	0.50	0.65	(0.25)	(0.91)	(1.16)	–	13.83	4.79	255,335	1.26	1.26	1.24	0.86	8

2011	18.31	(0.06)	(2.57)	(2.63)	(0.14)	(1.20)	(1.34)	–	14.34	(14.37)	276,247	1.26	1.26	1.24	(0.15)	22

Royce Low-Priced Stock Fund–Service Class
2015	$9.46	$(0.02)	$(0.97)	$(0.99)	$–	$(0.72)	$(0.72)	$–	$7.75	(10.42)%	$316,475	1.49%	1.49%	1.47%	(0.20)%	53%

2014	13.62	0.03	(0.58)	(0.55)	–	(3.61)	(3.61)	–	9.46	(3.37)	520,905	1.55	1.55	1.49	0.21	29

2013	13.84	(0.00)	1.72	1.72	(0.00)	(1.94)	(1.94)	–	13.62	12.91	1,008,207	1.65	1.65	1.49	(0.02)	16

2012	14.31	0.11	0.49	0.60	(0.16)	(0.91)	(1.07)	–	13.84	4.48	1,800,089	1.57	1.57	1.49	0.54	8

2011	18.26	(0.06)	(2.60)	(2.66)	(0.09)	(1.20)	(1.29)	–	14.31	(14.58)	2,489,189	1.56	1.56	1.49	(0.39)	22

Royce Low-Priced Stock Fund–Institutional Class
2015	$9.46	$0.01	$(0.97)	$(0.96)	$(0.00)	$(0.72)	$(0.72)	$–	$7.78	(10.05)%	$39,004	1.11%	1.11%	1.11%	0.14%	53%

2014	13.61	0.08	(0.58)	(0.50)	(0.04)	(3.61)	(3.65)	–	9.46	(3.01)	101,473	1.16	1.16	1.16	0.47	29

2013	13.84	0.05	1.71	1.76	(0.05)	(1.94)	(1.99)	–	13.61	13.20	345,983	1.22	1.22	1.22	0.26	16

2012	14.36	0.16	0.49	0.65	(0.26)	(0.91)	(1.17)	–	13.84	4.81	969,664	1.20	1.20	1.20	0.92	8

2011	18.33	(0.01)	(2.61)	(2.62)	(0.15)	(1.20)	(1.35)	–	14.36	(14.35)	991,706	1.17	1.17	1.17	(0.07)	22

Royce Low-Priced Stock Fund–R Class
2015	$9.08	$(0.05)	$(0.93)	$(0.98)	$–	$(0.72)	$(0.72)	$–	$7.38	(10.74)%	$1,132	2.78%	2.78%	1.84%	(0.58)%	53%

2014	13.27	(0.02)	(0.56)	(0.58)	–	(3.61)	(3.61)	–	9.08	(3.72)	1,892	2.21	2.21	1.84	(0.15)	29

2013	13.58	(0.05)	1.68	1.63	–	(1.94)	(1.94)	–	13.27	12.44	3,130	2.21	2.21	1.84	(0.37)	16

2012	14.05	0.04	0.50	0.54	(0.10)	(0.91)	(1.01)	–	13.58	4.10	5,823	2.05	2.05	1.84	0.22	8

2011	18.05	(0.19)	(2.49)	(2.68)	(0.12)	(1.20)	(1.32)	–	14.05	(14.86)	7,337	1.95	1.95	1.84	(0.72)	22

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 83

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Low-Priced Stock Fund–K Class
2015	$2.95	$(0.01)	$(0.30)	$(0.31)	$–	$(0.72)	$(0.72)	$–	$1.92	(10.36)%	$1,503	2.49%	2.49%	1.59%	(0.32)%	53%

2014	6.89	0.01	(0.34)	(0.33)	–	(3.61)	(3.61)	–	2.95	(3.55)	2,011	2.33	2.33	1.59	0.11	29

2013	7.90	(0.00)	0.94	0.94	(0.01)	(1.94)	(1.95)	–	6.89	12.74	3,841	1.92	1.92	1.59	(0.12)	16

2012	8.65	0.07	0.27	0.34	(0.18)	(0.91)	(1.09)	–	7.90	4.42	6,253	1.71	1.71	1.59	0.40	8

2011	11.70	(0.08)	(1.63)	(1.71)	(0.14)	(1.20)	(1.34)	–	8.65	(14.71)	8,719	1.68	1.68	1.59	(0.48)	22

Royce Micro-Cap Fund–Investment Class
2015	$14.47	$0.02	$(1.96)	$(1.94)	$–	$(1.44)	$(1.44)	$–	$11.09	(13.32)%	$219,272	1.51%	1.51%	1.51%	0.15%	41%

2014	16.68	(0.08)	(0.65)	(0.73)	–	(1.48)	(1.48)	–	14.47	(4.13)	414,120	1.52	1.52	1.52	(0.49)	18

2013	14.78	(0.08)	3.19	3.11	(0.02)	(1.19)	(1.21)	–	16.68	21.29	650,773	1.53	1.53	1.53	(0.52)	22

2012	14.55	0.05	1.07	1.12	(0.01)	(0.88)	(0.89)	–	14.78	7.93	740,364	1.47	1.47	1.47	0.29	15

2011	17.57	(0.07)	(2.05)	(2.12)	(0.20)	(0.70)	(0.90)	–	14.55	(12.04)	904,168	1.50	1.50	1.50	(0.50)	35

Royce Micro-Cap Fund–Service Class
2015	$14.26	$0.00	$(1.92)	$(1.92)	$–	$(1.44)	$(1.44)	$–	$10.90	(13.37)%	$20,538	1.80%	1.80%	1.63%	0.01%	41%

2014	16.48	(0.10)	(0.65)	(0.75)	–	(1.48)	(1.48)	0.01	14.26	(4.24)	38,645	1.77	1.77	1.66	(0.63)	18

2013	14.61	(0.10)	3.16	3.06	–	(1.19)	(1.19)	–	16.48	21.20	79,890	1.74	1.74	1.66	(0.66)	22

2012	14.41	0.02	1.06	1.08	–	(0.88)	(0.88)	–	14.61	7.76	109,457	1.74	1.74	1.66	0.14	15

2011	17.43	(0.10)	(2.04)	(2.14)	(0.18)	(0.70)	(0.88)	–	14.41	(12.23)	122,479	1.76	1.76	1.66	(0.65)	35

Royce Micro-Cap Fund–Consultant Class
2015	$12.23	$(0.10)	$(1.65)	$(1.75)	$–	$(1.44)	$(1.44)	$–	$9.04	(14.21)%	$41,024	2.54%	2.54%	2.54%	(0.90)%	41%

2014	14.48	(0.20)	(0.57)	(0.77)	–	(1.48)	(1.48)	–	12.23	(5.03)	75,868	2.48	2.48	2.48	(1.45)	18

2013	13.08	(0.21)	2.80	2.59	–	(1.19)	(1.19)	–	14.48	20.08	117,538	2.52	2.52	2.52	(1.51)	22

2012	13.11	(0.10)	0.95	0.85	–	(0.88)	(0.88)	–	13.08	6.77	120,871	2.55	2.55	2.55	(0.77)	15

2011	15.91	(0.21)	(1.84)	(2.05)	(0.05)	(0.70)	(0.75)	–	13.11	(12.86)	134,752	2.42	2.42	2.42	(1.41)	35

Royce Micro-Cap Opportunity Fund–Investment Class
2015	$16.52	$(0.09)	$(2.55)	$(2.64)	$–	$(0.00)	$(0.00)	$–	$13.88	(15.98)%	$34,437	1.39%	1.39%	1.25%	(0.58)%	105%

2014	17.93	(0.11)	(0.81)	(0.92)	–	(0.51)	(0.51)	0.02	16.52	(4.97)	18,221	1.56	1.56	1.28	(0.60)	131

2013	12.81	(0.13)	5.79	5.66	–	(0.55)	(0.55)	0.01	17.93	44.61	17,461	1.78	1.78	1.29	(0.80)	129

2012	10.33	0.07	3.50	3.57	(0.13)	(0.96)	(1.09)	–	12.81	35.14	3,198	0.29 [2]	0.29 [2]	0.25 [2]	0.64 [2]	196

2011	12.99	0.01	(2.26)	(2.25)	(0.02)	(0.39)	(0.41)	–	10.33	(17.14)	2,102	1.14	1.14	1.14	0.08	299

Royce Micro-Cap Opportunity Fund–Service Class [a]
2015	$8.37	$(0.07)	$(1.29)	$(1.36)	$–	$(0.00)	$(0.00)	$–	$7.01	(16.24)%	$1,212	3.22%	3.22%	1.51%	(0.86)%	105%

2014	10.00	(0.04)	(1.11)	(1.15)	–	(0.51)	(0.51)	0.03	8.37	(11.11)[1]	939	10.50 [2]	10.50 [2]	1.53 [2]	(0.65)[2]	131

84 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Opportunity Fund–Investment Class
2015	$13.46	$(0.03)	$(1.80)	$(1.83)	$–	$(1.06)	$(1.06)	$–	$10.57	(13.57)%	$746,052	1.17%	1.17%	1.17%	(0.27)%	27%

2014	15.54	(0.05)	(0.09)	(0.14)	–	(1.94)	(1.94)	–	13.46	(0.48)	1,284,044	1.14	1.14	1.14	(0.30)	36

2013	11.95	(0.05)	5.18	5.13	–	(1.54)	(1.54)	–	15.54	43.50	1,426,214	1.16	1.16	1.16	(0.36)	39

2012	10.32	0.00	2.30	2.30	–	(0.67)	(0.67)	–	11.95	22.59	921,473	1.13	1.13	1.13	0.02	34

2011	12.08	(0.04)	(1.53)	(1.57)	–	(0.19)	(0.19)	–	10.32	(12.95)	878,824	1.16	1.16	1.16	(0.38)	35

Royce Opportunity Fund–Service Class
2015	$12.80	$(0.07)	$(1.72)	$(1.79)	$–	$(1.06)	$(1.06)	$–	$9.95	(13.96)%	$100,918	1.49%	1.49%	1.49%	(0.59)%	27%

2014	14.92	(0.09)	(0.09)	(0.18)	–	(1.94)	(1.94)	–	12.80	(0.74)	155,085	1.47	1.47	1.47	(0.64)	36

2013	11.55	(0.09)	5.00	4.91	–	(1.54)	(1.54)	–	14.92	43.10	208,237	1.47	1.47	1.47	(0.67)	39

2012	10.03	(0.04)	2.23	2.19	–	(0.67)	(0.67)	–	11.55	22.14	205,084	1.46	1.46	1.46	(0.32)	34

2011	11.78	(0.08)	(1.49)	(1.57)	–	(0.19)	(0.19)	0.01	10.03	(13.20)	160,496	1.48	1.48	1.48	(0.73)	35

Royce Opportunity Fund–Consultant Class
2015	$11.79	$(0.15)	$(1.57)	$(1.72)	$–	$(1.06)	$(1.06)	$–	$9.01	(14.56)%	$19,464	2.26%	2.26%	2.26%	(1.34)%	27%

2014	14.02	(0.19)	(0.10)	(0.29)	–	(1.94)	(1.94)	–	11.79	(1.61)	20,518	2.24	2.24	2.24	(1.40)	36

2013	11.01	(0.20)	4.75	4.55	–	(1.54)	(1.54)	–	14.02	41.93	18,643	2.31	2.31	2.31	(1.51)	39

2012	9.67	(0.13)	2.14	2.01	–	(0.67)	(0.67)	–	11.01	21.09	11,930	2.36	2.36	2.36	(1.22)	34

2011	11.46	(0.15)	(1.45)	(1.60)	–	(0.19)	(0.19)	–	9.67	(13.91)	11,884	2.24	2.24	2.24	(1.44)	35

Royce Opportunity Fund–Institutional Class
2015	$13.64	$(0.02)	$(1.82)	$(1.84)	$–	$(1.06)	$(1.06)	$–	$10.74	(13.46)%	$600,945	1.05%	1.05%	1.05%	(0.15)%	27%

2014	15.71	(0.03)	(0.10)	(0.13)	–	(1.94)	(1.94)	–	13.64	(0.41)	799,131	1.03	1.03	1.03	(0.20)	36

2013	12.06	(0.03)	5.23	5.20	(0.01)	(1.54)	(1.55)	–	15.71	43.69	853,886	1.03	1.03	1.03	(0.23)	39

2012	10.40	0.01	2.32	2.33	–	(0.67)	(0.67)	–	12.06	22.70	689,939	1.04	1.04	1.04	0.11	34

2011	12.16	(0.03)	(1.54)	(1.57)	–	(0.19)	(0.19)	–	10.40	(12.86)	574,826	1.03	1.03	1.03	(0.24)	35

Royce Opportunity Fund–R Class
2015	$12.56	$(0.11)	$(1.67)	$(1.78)	$–	$(1.06)	$(1.06)	$–	$9.72	(14.15)%	$32,599	1.82%	1.82%	1.82%	(0.90)%	27%

2014	14.73	(0.13)	(0.10)	(0.23)	–	(1.94)	(1.94)	–	12.56	(1.12)	33,699	1.78	1.78	1.78	(0.93)	36

2013	11.46	(0.14)	4.95	4.81	–	(1.54)	(1.54)	–	14.73	42.56	22,730	1.82	1.82	1.82	(1.02)	39

2012	9.98	(0.07)	2.22	2.15	–	(0.67)	(0.67)	–	11.46	21.85	6,612	2.01	2.01	1.84	(0.62)	34

2011	11.78	(0.10)	(1.51)	(1.61)	–	(0.19)	(0.19)	–	9.98	(13.62)	3,088	2.03	2.03	1.84	(0.98)	35

Royce Opportunity Fund–K Class
2015	$11.57	$(0.08)	$(1.55)	$(1.63)	$–	$(1.06)	$(1.06)	$–	$8.88	(14.06)%	$9,706	1.62%	1.62%	1.62%	(0.73)%	27%

2014	13.70	(0.10)	(0.09)	(0.19)	–	(1.94)	(1.94)	–	11.57	(0.90)	22,892	1.59	1.59	1.59	(0.75)	36

2013	10.70	(0.08)	4.62	4.54	–	(1.54)	(1.54)	–	13.70	43.07	17,927	1.46	1.46	1.46	(0.65)	39

2012	9.33	(0.04)	2.08	2.04	–	(0.67)	(0.67)	–	10.70	22.19	8,828	1.52	1.52	1.52	(0.36)	34

2011	10.98	(0.07)	(1.39)	(1.46)	–	(0.19)	(0.19)	–	9.33	(13.25)	6,484	1.46	1.46	1.46	(0.68)	35

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 85

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund–Investment Class
2015	$13.00	$0.09	$(1.58)	$(1.49)	$(0.10)	$(2.08)	$(2.18)	$–	$9.33	(11.43)%	$1,925,419	0.92%	0.92%	0.92%	0.58%	21%

2014	14.73	0.06	(0.21)	(0.15)	(0.04)	(1.54)	(1.58)	–	13.00	(0.70)	3,869,579	0.91	0.91	0.91	0.35	21

2013	11.50	0.03	3.99	4.02	(0.00)	(0.79)	(0.79)	–	14.73	35.25	5,033,318	0.92	0.92	0.92	0.24	26

2012	10.76	0.15	1.39	1.54	(0.15)	(0.65)	(0.80)	–	11.50	14.58	4,232,988	0.89	0.89	0.89	1.19	22

2011	11.65	0.01	(0.50)	(0.49)	(0.02)	(0.38)	(0.40)	–	10.76	(4.17)	4,266,754	0.90	0.90	0.90	0.11	20

Royce Pennsylvania Mutual Fund–Service Class
2015	$12.96	$0.05	$(1.56)	$(1.51)	$(0.02)	$(2.08)	$(2.10)	$–	$9.35	(11.57)%	$102,341	1.23%	1.23%	1.23%	0.29%	21%

2014	14.69	0.00	(0.19)	(0.19)	–	(1.54)	(1.54)	–	12.96	(1.04)	333,548	1.23	1.23	1.23	0.03	21

2013	11.51	(0.01)	3.98	3.97	–	(0.79)	(0.79)	–	14.69	34.77	591,534	1.25	1.25	1.25	(0.08)	26

2012	10.75	0.10	1.40	1.50	(0.09)	(0.65)	(0.74)	–	11.51	14.15	473,624	1.24	1.24	1.24	0.90	22

2011	11.65	(0.02)	(0.50)	(0.52)	–	(0.38)	(0.38)	–	10.75	(4.42)	406,052	1.19	1.19	1.19	(0.18)	20

Royce Pennsylvania Mutual Fund–Consultant Class
2015	$11.16	$(0.05)	$(1.33)	$(1.38)	$–	$(2.08)	$(2.08)	$–	$7.70	(12.31)%	$416,862	1.94%	1.94%	1.94%	(0.44)%	21%

2014	12.96	(0.08)	(0.18)	(0.26)	–	(1.54)	(1.54)	–	11.16	(1.72)	676,347	1.91	1.91	1.91	(0.64)	21

2013	10.29	(0.09)	3.55	3.46	–	(0.79)	(0.79)	–	12.96	33.94	788,017	1.94	1.94	1.94	(0.78)	26

2012	9.69	0.01	1.25	1.26	(0.01)	(0.65)	(0.66)	–	10.29	13.27	654,642	1.97	1.97	1.97	0.12	22

2011	10.61	(0.09)	(0.45)	(0.54)	–	(0.38)	(0.38)	–	9.69	(5.05)	664,778	1.85	1.85	1.85	(0.85)	20

Royce Pennsylvania Mutual Fund–Institutional Class [c]
2015	$13.02	$0.11	$(1.60)	$(1.49)	$(0.11)	$(2.08)	$(2.19)	$–	$9.34	(11.34)%	$498,374	0.81%	0.81%	0.81%	0.68%	21%

2014	14.75	0.07	(0.20)	(0.13)	(0.06)	(1.54)	(1.60)	–	13.02	(0.58)	802,517	0.79	0.79	0.79	0.48	21

2013	11.52	0.05	3.99	4.04	(0.02)	(0.79)	(0.81)	–	14.75	35.34	818,212	0.79	0.79	0.79	0.40	26

2012	10.79	0.13	1.43	1.56	(0.18)	(0.65)	(0.83)	–	11.52	14.72	488,052	0.80	0.80	0.80	1.53	22

2011	12.19	0.03	(1.05)	(1.02)	–	(0.38)	(0.38)	–	10.79	(8.33)[1]	241,951	0.78 [2]	0.78 [2]	0.78 [2]	0.46 [2]	20

Royce Pennsylvania Mutual Fund–R Class
2015	$12.50	$(0.02)	$(1.50)	$(1.52)	$–	$(2.08)	$(2.08)	$–	$8.90	(12.10)%	$18,675	1.65%	1.65%	1.65%	(0.15)%	21%

2014	14.26	(0.03)	(0.19)	(0.22)	–	(1.54)	(1.54)	–	12.50	(1.28)	36,622	1.48	1.48	1.48	(0.21)	21

2013	11.22	(0.05)	3.88	3.83	–	(0.79)	(0.79)	–	14.26	34.42	44,094	1.56	1.56	1.56	(0.39)	26

2012	10.50	0.07	1.35	1.42	(0.05)	(0.65)	(0.70)	–	11.22	13.79	32,977	1.50	1.50	1.50	0.70	22

2011	11.43	(0.05)	(0.50)	(0.55)	–	(0.38)	(0.38)	–	10.50	(4.77)	22,542	1.51	1.51	1.51	(0.47)	20

Royce Pennsylvania Mutual Fund–K Class
2015	$11.30	$(0.00)	$(1.36)	$(1.36)	$–	$(2.08)	$(2.08)	$–	$7.86	(11.95)%	$4,140	1.51%	1.51%	1.51%	(0.01)%	21%

2014	13.04	(0.02)	(0.18)	(0.20)	–	(1.54)	(1.54)	–	11.30	(1.24)	10,707	1.42	1.42	1.42	(0.15)	21

2013	10.29	(0.02)	3.56	3.54	–	(0.79)	(0.79)	–	13.04	34.72	11,685	1.37	1.37	1.37	(0.19)	26

2012	9.68	0.09	1.24	1.33	(0.07)	(0.65)	(0.72)	–	10.29	14.04	8,849	1.26	1.26	1.26	0.94	22

2011	10.57	(0.05)	(0.46)	(0.51)	–	(0.38)	(0.38)	–	9.68	(4.78)	5,800	1.55	1.55	1.55	(0.49)	20

86 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Premier Fund–Investment Class
2015	$19.72	$0.13	$(2.11)	$(1.98)	$(0.13)	$(3.33)	$(3.46)	$–	$14.28	(9.90)%	$2,015,905	1.13%	1.13%	1.13%	0.49%	13%

2014	22.11	0.08	(0.32)	(0.24)	(0.08)	(2.07)	(2.15)	–	19.72	(0.86)	4,097,961	1.10	1.10	1.10	0.34	9

2013	19.16	0.00	5.22	5.22	–	(2.27)	(2.27)	–	22.11	27.73	5,096,793	1.09	1.09	1.09	0.02	11

2012	18.52	0.24	1.85	2.09	(0.24)	(1.21)	(1.45)	–	19.16	11.45	4,629,272	1.06	1.06	1.06	1.19	7

2011	20.35	(0.02)	(0.17)	(0.19)	(0.05)	(1.59)	(1.64)	–	18.52	(0.86)	4,539,127	1.09	1.09	1.09	(0.11)	18

Royce Premier Fund–Service Class
2015	$19.33	$0.06	$(2.04)	$(1.98)	$(0.04)	$(3.33)	$(3.37)	$–	$13.98	(10.13)%	$61,969	1.44%	1.43%	1.43%	0.23%	13%

2014	21.70	0.01	(0.31)	(0.30)	–	(2.07)	(2.07)	–	19.33	(1.16)	172,810	1.38	1.38	1.38	0.05	9

2013	18.89	(0.07)	5.15	5.08	–	(2.27)	(2.27)	–	21.70	27.39	318,860	1.38	1.38	1.38	(0.33)	11

2012	18.23	0.19	1.81	2.00	(0.13)	(1.21)	(1.34)	–	18.89	11.14	560,553	1.33	1.33	1.32	0.92	7

2011	20.07	(0.07)	(0.16)	(0.23)	(0.02)	(1.59)	(1.61)	–	18.23	(1.07)	628,824	1.34	1.34	1.32	(0.33)	18

Royce Premier Fund–Consultant Class
2015	$17.09	$(0.09)	$(1.78)	$(1.87)	$–	$(3.33)	$(3.33)	$–	$11.89	(10.80)%	$32,982	2.17%	2.17%	2.17%	(0.55)%	13%

2014	19.58	(0.13)	(0.29)	(0.42)	–	(2.07)	(2.07)	–	17.09	(1.92)	56,884	2.10	2.10	2.10	(0.66)	9

2013	17.35	(0.20)	4.70	4.50	–	(2.27)	(2.27)	–	19.58	26.47	66,712	2.13	2.13	2.13	(1.02)	11

2012	16.87	0.02	1.69	1.71	(0.02)	(1.21)	(1.23)	–	17.35	10.24	60,568	2.12	2.12	2.12	0.13	7

2011	18.81	(0.21)	(0.14)	(0.35)	–	(1.59)	(1.59)	–	16.87	(1.80)	59,766	2.05	2.05	2.05	(1.07)	18

Royce Premier Fund–Institutional Class
2015	$19.91	$0.16	$(2.14)	$(1.98)	$(0.16)	$(3.33)	$(3.49)	$–	$14.44	(9.82)%	$294,477	1.02%	1.02%	1.02%	0.60%	13%

2014	22.31	0.12	(0.34)	(0.22)	(0.11)	(2.07)	(2.18)	–	19.91	(0.79)	594,463	0.98	0.98	0.98	0.45	9

2013	19.30	0.03	5.25	5.28	–	(2.27)	(2.27)	–	22.31	27.85	989,100	0.98	0.98	0.98	0.13	11

2012	18.66	0.26	1.87	2.13	(0.28)	(1.21)	(1.49)	–	19.30	11.57	866,277	0.98	0.98	0.98	1.30	7

2011	20.49	0.00	(0.16)	(0.16)	(0.08)	(1.59)	(1.67)	–	18.66	(0.73)	813,837	0.97	0.97	0.97	0.02	18

Royce Premier Fund–W Class
2015	$19.76	$0.14	$(2.12)	$(1.98)	$(0.13)	$(3.33)	$(3.46)	$–	$14.32	(9.88)%	$192,785	1.12%	1.12%	1.12%	0.51%	13%

2014	22.16	0.09	(0.33)	(0.24)	(0.09)	(2.07)	(2.16)	–	19.76	(0.89)	446,380	1.07	1.07	1.07	0.36	9

2013	19.20	0.00	5.23	5.23	–	(2.27)	(2.27)	–	22.16	27.73	552,732	1.09	1.09	1.09	0.01	11

2012	18.57	0.25	1.85	2.10	(0.26)	(1.21)	(1.47)	–	19.20	11.46	533,763	1.05	1.05	1.05	1.19	7

2011	20.40	(0.01)	(0.15)	(0.16)	(0.08)	(1.59)	(1.67)	–	18.57	(0.75)	549,648	1.00	1.00	1.00	(0.01)	18

Royce Premier Fund–R Class
2015	$18.82	$(0.03)	$(1.97)	$(2.00)	$–	$(3.33)	$(3.33)	$–	$13.49	(10.50)%	$16,129	1.78%	1.78%	1.78%	(0.16)%	13%

2014	21.25	(0.06)	(0.30)	(0.36)	–	(2.07)	(2.07)	–	18.82	(1.48)	27,355	1.71	1.71	1.71	(0.28)	9

2013	18.61	(0.13)	5.04	4.91	–	(2.27)	(2.27)	–	21.25	26.88	32,577	1.74	1.74	1.74	(0.63)	11

2012	17.99	0.11	1.80	1.91	(0.08)	(1.21)	(1.29)	–	18.61	10.75	28,632	1.68	1.68	1.68	0.57	7

2011	19.91	(0.14)	(0.15)	(0.29)	(0.04)	(1.59)	(1.63)	–	17.99	(1.38)	23,653	1.66	1.66	1.66	(0.63)	18

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 87

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Premier Fund–K Class
2015	$5.76	$0.02	$(0.65)	$(0.63)	$(0.10)	$(3.33)	$(3.43)	$–	$1.70	(10.58)%	$2,819	1.84%	1.84%	1.84%	(0.21)%	13%

2014	8.04	(0.01)	(0.15)	(0.16)	(0.05)	(2.07)	(2.12)	–	5.76	(1.50)	6,306	1.69	1.69	1.69	(0.25)	9

2013	8.19	(0.04)	2.16	2.12	–	(2.27)	(2.27)	–	8.04	27.01	8,640	1.59	1.59	1.59	(0.50)	11

2012	8.67	0.08	0.85	0.93	(0.20)	(1.21)	(1.41)	–	8.19	11.00	9,707	1.47	1.47	1.47	0.79	7

2011	10.46	(0.05)	(0.09)	(0.14)	(0.06)	(1.59)	(1.65)	–	8.67	(1.20)	8,776	1.49	1.49	1.49	(0.46)	18

Royce Small-Cap Leaders Fund–Investment Class
2015	$8.74	$0.03	$(1.09)	$(1.06)	$(0.04)	$(1.36)	$(1.40)	$–	$6.28	(12.21)%	$50,410	1.24%	1.24%	1.24%	0.40%	64%

2014	10.11	(0.00)	(0.32)	(0.32)	–	(1.05)	(1.05)	–	8.74	(2.95)	68,898	1.22	1.22	1.22	(0.03)	39

2013	8.85	(0.00)	2.71	2.71	(0.03)	(1.42)	(1.45)	–	10.11	31.24	60,156	1.20	1.20	1.20	(0.07)	31

2012	8.74	0.12	0.88	1.00	(0.15)	(0.74)	(0.89)	–	8.85	11.78	68,395	1.19	1.19	1.19	1.31	13

2011	9.82	(0.03)	(0.60)	(0.63)	(0.00)	(0.45)	(0.45)	–	8.74	(6.31)	63,012	1.17	1.17	1.17	(0.27)	27

Royce Small-Cap Leaders Fund–Service Class
2015	$8.65	$0.02	$(1.09)	$(1.07)	$(0.01)	$(1.36)	$(1.37)	$–	$6.21	(12.50)%	$57,729	1.54%	1.54%	1.49%	0.18%	64%

2014	10.05	(0.04)	(0.31)	(0.35)	–	(1.05)	(1.05)	–	8.65	(3.26)	149,736	1.52	1.52	1.50	(0.39)	39

2013	8.81	(0.04)	2.70	2.66	(0.00)	(1.42)	(1.42)	–	10.05	30.85	231,879	1.50	1.50	1.48	(0.36)	31

2012	8.67	0.11	0.86	0.97	(0.09)	(0.74)	(0.83)	–	8.81	11.52	220,674	1.46	1.46	1.42	1.03	13

2011	9.76	(0.05)	(0.59)	(0.64)	–	(0.45)	(0.45)	–	8.67	(6.52)	310,825	1.47	1.47	1.42	(0.53)	27

Royce Small-Cap Leaders Fund–R Class
2015	$11.14	$(0.02)	$(1.40)	$(1.42)	$–	$(1.36)	$(1.36)	$–	$8.36	(12.84)%	$1,681	2.75%	2.75%	1.84%	(0.22)%	64%

2014	12.67	(0.09)	(0.39)	(0.48)	–	(1.05)	(1.05)	–	11.14	(3.61)	1,983	2.23	2.23	1.84	(0.73)	39

2013	10.84	(0.09)	3.34	3.25	–	(1.42)	(1.42)	–	12.67	30.45	2,807	2.28	2.28	1.84	(0.72)	31

2012	10.46	0.05	1.07	1.12	–	(0.74)	(0.74)	–	10.84	10.95	2,554	2.57	2.57	1.84	0.46	13

2011	11.72	(0.10)	(0.71)	(0.81)	–	(0.45)	(0.45)	–	10.46	(6.88)	3,469	2.70	2.69	1.84	(0.88)	27

Royce Small-Cap Leaders Fund–K Class
2015	$11.34	$0.01	$(1.43)	$(1.42)	$–	$(1.36)	$(1.36)	$–	$8.56	(12.60)%	$340	5.02%	5.02%	1.59%	0.05%	64%

2014	12.84	(0.07)	(0.38)	(0.45)	–	(1.05)	(1.05)	–	11.34	(3.33)	672	2.98	2.98	1.59	(0.53)	39

2013	10.95	(0.06)	3.37	3.31	–	(1.42)	(1.42)	–	12.84	30.69	2,320	1.78	1.78	1.59	(0.50)	31

2012	10.56	0.11	1.06	1.17	(0.04)	(0.74)	(0.78)	–	10.95	11.37	3,554	1.68	1.68	1.59	0.88	13

2011	11.81	(0.08)	(0.72)	(0.80)	–	(0.45)	(0.45)	–	10.56	(6.75)	4,447	1.66	1.66	1.59	(0.68)	27

Royce Small-Cap Value Fund–Investment Class
2015	$11.81	$0.10	$(1.43)	$(1.33)	$(0.09)	$(1.65)	$(1.74)	$–	$8.74	(11.25)%	$77,821	1.23%	1.23%	1.23%	0.69%	60%

2014	13.52	0.04	(0.05)	(0.01)	(0.03)	(1.67)	(1.70)	–	11.81	0.27	140,163	1.18	1.18	1.18	0.32	38

2013	11.37	0.02	3.13	3.15	(0.03)	(0.97)	(1.00)	–	13.52	28.06	196,854	1.21	1.21	1.21	0.11	51

2012	10.97	0.15	0.92	1.07	(0.14)	(0.53)	(0.67)	–	11.37	9.88	206,316	1.19	1.19	1.19	1.22	25

2011	12.70	0.00	(0.92)	(0.92)	(0.07)	(0.75)	(0.82)	0.01	10.97	(7.17)	218,126	1.17	1.17	1.17	0.09	35

88 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Small-Cap Value Fund–Service Class
2015	$11.76	$0.06	$(1.41)	$(1.35)	$(0.06)	$(1.65)	$(1.71)	$–	$8.70	(11.51)%	$252,814	1.48%	1.48%	1.48%	0.45%	60%

2014	13.48	0.01	(0.06)	(0.05)	–	(1.67)	(1.67)	–	11.76	(0.02)	477,999	1.45	1.45	1.45	0.04	38

2013	11.34	(0.02)	3.13	3.11	–	(0.97)	(0.97)	–	13.48	27.76	680,674	1.48	1.48	1.48	(0.17)	51

2012	10.94	0.12	0.91	1.03	(0.10)	(0.53)	(0.63)	–	11.34	9.56	831,673	1.45	1.45	1.45	0.90	25

2011	12.65	(0.03)	(0.92)	(0.95)	(0.02)	(0.75)	(0.77)	0.01	10.94	(7.41)	1,083,903	1.45	1.45	1.44	(0.23)	35

Royce Small-Cap Value Fund–Consultant Class
2015	$10.87	$(0.04)	$(1.29)	$(1.33)	$–	$(1.65)	$(1.65)	$–	$7.89	(12.24)%	$18,404	2.27%	2.27%	2.27%	(0.36)%	60%

2014	12.68	(0.09)	(0.05)	(0.14)	–	(1.67)	(1.67)	–	10.87	(0.74)	26,716	2.21	2.21	2.21	(0.71)	38

2013	10.81	(0.12)	2.96	2.84	–	(0.97)	(0.97)	–	12.68	26.61	31,604	2.29	2.29	2.29	(0.97)	51

2012	10.46	0.02	0.89	0.91	(0.03)	(0.53)	(0.56)	–	10.81	8.77	33,480	2.26	2.26	2.26	0.15	25

2011	12.21	(0.11)	(0.89)	(1.00)	–	(0.75)	(0.75)	–	10.46	(8.20)	36,104	2.17	2.17	2.17	(0.94)	35

Royce Small-Cap Value Fund–Institutional Class
2015	$11.81	$0.10	$(1.40)	$(1.30)	$(0.12)	$(1.65)	$(1.77)	$–	$8.74	(11.05)%	$148,652	1.06%	1.06%	1.06%	0.83%	60%

2014	13.53	0.06	(0.06)	0.00	(0.05)	(1.67)	(1.72)	–	11.81	0.35	196,543	1.05	1.05	1.05	0.46	38

2013	11.38	0.04	3.13	3.17	(0.05)	(0.97)	(1.02)	–	13.53	28.22	219,667	1.05	1.05	1.05	0.27	51

2012	10.98	0.17	0.92	1.09	(0.16)	(0.53)	(0.69)	–	11.38	10.04	202,643	1.05	1.05	1.05	1.41	25

2011	12.71	0.03	(0.94)	(0.91)	(0.07)	(0.75)	(0.82)	–	10.98	(7.12)	190,591	1.04	1.04	1.04	0.19	35

Royce Small-Cap Value Fund–R Class
2015	$11.43	$0.01	$(1.35)	$(1.34)	$(0.02)	$(1.65)	$(1.67)	$–	$8.42	(11.71)%	$19,200	1.83%	1.83%	1.83%	0.09%	60%

2014	13.19	(0.03)	(0.06)	(0.09)	–	(1.67)	(1.67)	–	11.43	(0.34)	31,043	1.77	1.77	1.77	(0.26)	38

2013	11.16	(0.06)	3.06	3.00	–	(0.97)	(0.97)	–	13.19	27.21	37,409	1.83	1.83	1.83	(0.52)	51

2012	10.78	0.07	0.91	0.98	(0.07)	(0.53)	(0.60)	–	11.16	9.18	37,679	1.85	1.85	1.85	0.59	25

2011	12.54	(0.06)	(0.91)	(0.97)	(0.04)	(0.75)	(0.79)	–	10.78	(7.75)	34,151	1.68	1.68	1.68	(0.44)	35

Royce Small-Cap Value Fund–K Class
2015	$8.90	$0.02	$(1.06)	$(1.04)	$(0.04)	$(1.65)	$(1.69)	$–	$6.17	(11.69)%	$6,026	1.80%	1.80%	1.80%	0.11%	60%

2014	10.65	(0.02)	(0.06)	(0.08)	–	(1.67)	(1.67)	–	8.90	(0.32)	9,363	1.67	1.67	1.67	(0.18)	38

2013	9.14	(0.03)	2.51	2.48	–	(0.97)	(0.97)	–	10.65	27.55	16,285	1.62	1.62	1.62	(0.30)	51

2012	8.95	0.09	0.75	0.84	(0.12)	(0.53)	(0.65)	–	9.14	9.49	18,209	1.53	1.53	1.53	0.98	25

2011	10.54	(0.03)	(0.77)	(0.80)	(0.04)	(0.75)	(0.79)	–	8.95	(7.54)	14,079	1.54	1.54	1.54	(0.33)	35

Royce Smaller-Companies Growth Fund–Investment Class
2015	$14.36	$(0.06)	$(0.19)	$(0.25)	$–	$(2.75)	$(2.75)	$–	$11.36	(1.59)%	$139,979	1.32%	1.32%	1.24%	(0.38)%	45%

2014	17.03	(0.07)	0.68	0.61	–	(3.28)	(3.28)	–	14.36	4.04	295,412	1.33	1.33	1.33	(0.40)	52

2013	13.90	(0.09)	4.57	4.48	(0.00)	(1.35)	(1.35)	–	17.03	32.59	244,269	1.37	1.37	1.37	(0.59)	45

2012	12.04	(0.02)	1.88	1.86	–	–	–	–	13.90	15.45	228,016	1.27	1.27	1.27	(0.14)	32

2011	13.52	(0.06)	(1.27)	(1.33)	(0.15)	–	(0.15)	–	12.04	(9.79)	298,073	1.13	1.13	1.13	(0.42)	49

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 89

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Smaller-Companies Growth Fund–Service Class
2015	$14.23	$(0.08)	$(0.20)	$(0.28)	$–	$(2.75)	$(2.75)	$–	$11.20	(1.82)%	$408,744	1.47%	1.47%	1.45%	(0.58)%	45%

2014	16.93	(0.09)	0.67	0.58	–	(3.28)	(3.28)	–	14.23	3.89	572,899	1.44	1.44	1.42	(0.51)	52

2013	13.83	(0.11)	4.56	4.45	–	(1.35)	(1.35)	–	16.93	32.52	835,379	1.48	1.48	1.46	(0.69)	45

2012	12.00	(0.04)	1.87	1.83	–	–	–	–	13.83	15.25	966,735	1.45	1.45	1.44	(0.33)	32

2011	13.42	(0.08)	(1.26)	(1.34)	(0.08)	–	(0.08)	–	12.00	(9.98)	1,417,973	1.44	1.44	1.42	(0.74)	49

Royce Smaller-Companies Growth Fund–Consultant Class
2015	$13.12	$(0.18)	$(0.18)	$(0.36)	$–	$(2.75)	$(2.75)	$–	$10.01	(2.61)%	$14,411	2.32%	2.32%	2.24%	(1.36)%	45%

2014	15.99	(0.22)	0.63	0.41	–	(3.28)	(3.28)	–	13.12	3.05	17,158	2.29	2.29	2.29	(1.37)	52

2013	13.24	(0.24)	4.34	4.10	–	(1.35)	(1.35)	–	15.99	31.31	22,614	2.36	2.36	2.36	(1.58)	45

2012	11.60	(0.15)	1.79	1.64	–	–	–	–	13.24	14.14	19,618	2.37	2.37	2.37	(1.21)	32

2011	12.99	(0.19)	(1.20)	(1.39)	–	–	–	–	11.60	(10.70)	20,245	2.19	2.19	2.19	(1.50)	49

Royce Smaller-Companies Growth Fund–Institutional Class
2015	$14.46	$(0.03)	$(0.20)	$(0.23)	$–	$(2.75)	$(2.75)	$–	$11.48	(1.45)%	$39,763	1.10%	1.10%	1.10%	(0.22)%	45%

2014	17.09	(0.03)	0.68	0.65	–	(3.28)	(3.28)	–	14.46	4.26	38,718	1.06	1.06	1.06	(0.16)	52

2013	13.94	(0.03)	4.57	4.54	(0.04)	(1.35)	(1.39)	–	17.09	32.99	142,923	1.07	1.07	1.07	(0.30)	45

2012	12.05	0.01	1.88	1.89	–	–	–	–	13.94	15.68	216,572	1.06	1.06	1.06	0.08	32

2011	13.52	(0.01)	(1.30)	(1.31)	(0.16)	–	(0.16)	–	12.05	(9.70)	261,425	1.05	1.05	1.05	(0.36)	49

Royce Smaller-Companies Growth Fund–R Class
2015	$13.64	$(0.14)	$(0.18)	$(0.32)	$–	$(2.75)	$(2.75)	$–	$10.57	(2.20)%	$886	2.99%	2.99%	1.84%	(0.97)%	45%

2014	16.43	(0.15)	0.64	0.49	–	(3.28)	(3.28)	–	13.64	3.45	1,360	2.35	2.35	1.84	(0.93)	52

2013	13.51	(0.16)	4.43	4.27	–	(1.35)	(1.35)	–	16.43	31.95	1,605	2.41	2.41	1.84	(1.06)	45

2012	11.77	(0.09)	1.83	1.74	–	–	–	–	13.51	14.78	1,221	2.35	2.35	1.84	(0.66)	32

2011	13.24	(0.15)	(1.23)	(1.38)	(0.09)	–	(0.09)	–	11.77	(10.40)	1,079	2.45	2.45	1.84	(1.12)	49

Royce Smaller-Companies Growth Fund–K Class
2015	$9.05	$(0.07)	$(0.13)	$(0.20)	$–	$(2.75)	$(2.75)	$–	$6.10	(1.99)%	$307	5.44%	5.44%	1.59%	(0.72)%	45%

2014	11.96	(0.08)	0.45	0.37	–	(3.28)	(3.28)	–	9.05	3.75	497	3.63	3.63	1.59	(0.67)	52

2013	10.10	(0.10)	3.31	3.21	(0.00)	(1.35)	(1.35)	–	11.96	32.31	968	2.62	2.62	1.59	(0.82)	45

2012	8.78	(0.04)	1.36	1.32	–	–	–	–	10.10	15.03	486	2.96	2.96	1.59	(0.45)	32

2011	9.77	(0.08)	(0.91)	(0.99)	–	–	–	–	8.78	(10.13)	501	1.86	1.86	1.59	(0.86)	49

Royce Special Equity Fund–Investment Class
2015	$22.86	$0.22	$(3.04)	$(2.82)	$(0.24)	$(1.86)	$(2.10)	$–	$17.94	(12.36)%	$1,098,106	1.15%	1.15%	1.15%	0.80%	15%

2014	25.02	0.13	0.09	0.22	(0.12)	(2.26)	(2.38)	–	22.86	1.09	1,950,211	1.12	1.12	1.12	0.47	21

2013	21.13	0.03	6.09	6.12	(0.03)	(2.20)	(2.23)	–	25.02	29.36	2,510,346	1.13	1.13	1.13	0.13	28

2012	19.70	0.46	2.53	2.99	(0.46)	(1.10)	(1.56)	–	21.13	15.36	2,048,091	1.13	1.13	1.13	2.20	31

2011	20.87	0.05	(0.05)	0.00	(0.09)	(1.08)	(1.17)	–	19.70	0.08	1,677,393	1.15	1.15	1.15	0.23	23

90 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Special Equity Fund–Service Class
2015	$22.81	$0.17	$(3.03)	$(2.86)	$(0.17)	$(1.86)	$(2.03)	$–	$17.92	(12.55)%	$112,315	1.47%	1.47%	1.39%	0.57%	15%

2014	24.97	0.06	0.09	0.15	(0.05)	(2.26)	(2.31)	–	22.81	0.80	233,791	1.44	1.44	1.39	0.20	21

2013	21.12	(0.03)	6.08	6.05	–	(2.20)	(2.20)	–	24.97	29.04	335,952	1.45	1.45	1.39	(0.13)	28

2012	19.66	0.42	2.52	2.94	(0.38)	(1.10)	(1.48)	–	21.12	15.10	250,915	1.43	1.43	1.39	1.90	31

2011	20.83	0.00	(0.05)	(0.05)	(0.05)	(1.08)	(1.13)	0.01	19.66	(0.12)	216,143	1.45	1.45	1.39	0.00	23

Royce Special Equity Fund–Consultant Class
2015	$21.27	$(0.05)	$(2.76)	$(2.81)	$(0.03)	$(1.86)	$(1.89)	$–	$16.57	(13.23)%	$42,427	2.18%	2.18%	2.18%	(0.24)%	15%

2014	23.57	(0.13)	0.09	(0.04)	–	(2.26)	(2.26)	–	21.27	0.04	63,981	2.14	2.14	2.14	(0.56)	21

2013	20.20	(0.21)	5.78	5.57	–	(2.20)	(2.20)	–	23.57	27.97	71,333	2.17	2.17	2.17	(0.90)	28

2012	18.88	0.23	2.42	2.65	(0.23)	(1.10)	(1.33)	–	20.20	14.20	57,755	2.18	2.18	2.18	1.13	31

2011	20.16	(0.15)	(0.05)	(0.20)	–	(1.08)	(1.08)	–	18.88	(0.93)	50,253	2.16	2.16	2.16	(0.77)	23

Royce Special Equity Fund–Institutional Class
2015	$22.71	$0.33	$(3.12)	$(2.79)	$(0.26)	$(1.86)	$(2.12)	$–	$17.80	(12.27)%	$208,952	1.04%	1.04%	1.04%	1.02%	15%

2014	24.88	0.14	0.10	0.24	(0.15)	(2.26)	(2.41)	–	22.71	1.17	639,723	1.02	1.02	1.02	0.56	21

2013	21.02	0.06	6.06	6.12	(0.06)	(2.20)	(2.26)	–	24.88	29.51	700,200	1.01	1.01	1.01	0.26	28

2012	19.63	0.49	2.51	3.00	(0.51)	(1.10)	(1.61)	–	21.02	15.46	571,388	1.02	1.02	1.02	2.28	31

2011	20.79	0.07	(0.03)	0.04	(0.12)	(1.08)	(1.20)	–	19.63	0.25	481,855	1.03	1.03	1.03	0.36	23

Royce Special Equity Multi-Cap Fund–Investment Class [d]
2015	$15.55	$0.40	$(2.48)	$(2.08)	$(0.35)	$(0.78)	$(1.13)	$–	$12.34	(13.40)%	$43,999	1.01%	1.01%	0.99%	1.49%	31%

2014	14.92	0.10	1.30	1.40	(0.11)	(0.66)	(0.77)	–	15.55	9.53	123,545	0.97	0.97	0.96	0.95	39

2013	11.64	0.12	4.11	4.23	(0.12)	(0.83)	(0.95)	–	14.92	36.62	62,387	1.16	1.16	1.15	0.93	44

2012	11.54	0.12	0.22	0.34	(0.14)	(0.10)	(0.24)	–	11.64	3.00 [1]	34,375	1.19 [2]	1.19 [2]	1.16 [2]	1.55 [2]	14

Royce Special Equity Multi-Cap Fund–Service Class [e]
2015	$15.60	$0.26	$(2.39)	$(2.13)	$(0.31)	$(0.78)	$(1.09)	$–	$12.38	(13.64)%	$47,630	1.29%	1.29%	1.23%	1.21%	31%

2014	14.96	0.10	1.27	1.37	(0.07)	(0.66)	(0.73)	–	15.60	9.28	94,878	1.34	1.34	1.24	0.66	39

2013	11.68	0.09	4.12	4.21	(0.10)	(0.83)	(0.93)	–	14.96	36.26	78,233	1.61	1.61	1.38	0.69	44

2012	10.64	0.13	1.10	1.23	(0.09)	(0.10)	(0.19)	–	11.68	11.62	43,690	1.51	1.51	1.36	1.15	14

2011	10.00	0.06	0.65	0.71	(0.06)	(0.02)	(0.08)	0.01	10.64	7.20 [1]	36,811	1.97 [2]	1.97 [2]	1.39 [2]	1.45 [2]	5

Royce Special Equity Multi-Cap Fund–Consultant Class [f]
2015	$10.72	$0.09	$(1.63)	$(1.54)	$(0.25)	$(0.78)	$(1.03)	$–	$8.15	(14.35)%	$6,825	2.19%	2.19%	1.99%	0.50%	31%

2014	10.00	(0.04)	1.48	1.44	(0.06)	(0.66)	(0.72)	–	10.72	14.57 [1]	9,223	2.54 [2]	2.54 [2]	1.99 [2]	(0.05)[2]	39

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 91

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Special Equity Multi-Cap Fund–Institutional Class [g]
2015	$15.56	$0.34	$(2.41)	$(2.07)	$(0.38)	$(0.78)	$(1.16)	$–	$12.33	(13.32)%	$36,864	0.94%	0.94%	0.89%	1.56%	31%

2014	14.92	0.12	1.30	1.42	(0.12)	(0.66)	(0.78)	–	15.56	9.64	75,941	0.93	0.93	0.89	1.01	39

2013	11.64	0.15	4.10	4.25	(0.14)	(0.83)	(0.97)	–	14.92	36.73	48,063	1.10	1.10	1.04	1.02	44

2012	11.83	0.10	(0.03)	0.07	(0.16)	(0.10)	(0.26)	–	11.64	0.61 [1]	30,905	1.21 [2]	1.21 [2]	1.04 [2]	1.76 [2]	14

Royce Total Return Fund–Investment Class
2015	$14.74	$0.17	$(1.23)	$(1.06)	$(0.12)	$(1.65)	$(1.77)	$–	$11.91	(7.19)%	$1,850,309	1.15%	1.15%	1.15%	1.18%	11%

2014	16.47	0.17	0.00	0.17	(0.28)	(1.62)	(1.90)	–	14.74	1.34	3,077,951	1.13	1.13	1.13	0.95	18

2013	13.63	0.16	4.24	4.40	(0.14)	(1.42)	(1.56)	–	16.47	32.76	3,657,904	1.13	1.13	1.13	1.00	21

2012	12.68	0.26	1.54	1.80	(0.23)	(0.62)	(0.85)	–	13.63	14.42	3,044,664	1.10	1.10	1.10	1.89	17

2011	13.17	0.15	(0.37)	(0.22)	(0.12)	(0.15)	(0.27)	–	12.68	(1.68)	3,106,208	1.12	1.12	1.12	1.10	21

Royce Total Return Fund–Service Class
2015	$14.98	$0.13	$(1.25)	$(1.12)	$(0.09)	$(1.65)	$(1.74)	$–	$12.12	(7.48)%	$137,594	1.43%	1.43%	1.43%	0.90%	11%

2014	16.61	0.12	0.01	0.13	(0.14)	(1.62)	(1.76)	–	14.98	1.08	232,814	1.42	1.42	1.42	0.60	18

2013	13.72	0.11	4.27	4.38	(0.07)	(1.42)	(1.49)	–	16.61	32.38	493,111	1.48	1.48	1.48	0.68	21

2012	12.71	0.22	1.55	1.77	(0.14)	(0.62)	(0.76)	–	13.72	14.11	264,528	1.39	1.39	1.39	1.58	17

2011	13.19	0.11	(0.38)	(0.27)	(0.06)	(0.15)	(0.21)	–	12.71	(2.01)	282,704	1.41	1.41	1.41	0.82	21

Royce Total Return Fund–Consultant Class
2015	$15.05	$0.03	$(1.26)	$(1.23)	$(0.02)	$(1.65)	$(1.67)	$–	$12.15	(8.15)%	$262,131	2.16%	2.16%	2.16%	0.18%	11%

2014	16.68	(0.00)	0.02	0.02	(0.03)	(1.62)	(1.65)	–	15.05	0.37	356,731	2.12	2.12	2.12	(0.04)	18

2013	13.81	(0.00)	4.29	4.29	–	(1.42)	(1.42)	–	16.68	31.38	404,498	2.15	2.15	2.15	(0.02)	21

2012	12.77	0.11	1.56	1.67	(0.01)	(0.62)	(0.63)	–	13.81	13.19	331,116	2.20	2.20	2.20	0.80	17

2011	13.27	0.02	(0.37)	(0.35)	–	(0.15)	(0.15)	–	12.77	(2.64)	328,610	2.07	2.07	2.07	0.15	21

Royce Total Return Fund–Institutional Class
2015	$14.61	$0.18	$(1.22)	$(1.04)	$(0.14)	$(1.65)	$(1.79)	$–	$11.78	(7.17)%	$374,555	1.03%	1.03%	1.03%	1.28%	11%

2014	16.35	0.18	0.02	0.20	(0.32)	(1.62)	(1.94)	–	14.61	1.51	572,662	1.00	1.00	1.00	1.09	18

2013	13.55	0.18	4.21	4.39	(0.17)	(1.42)	(1.59)	–	16.35	32.93	621,447	1.00	1.00	1.00	1.15	21

2012	12.64	0.27	1.54	1.81	(0.28)	(0.62)	(0.90)	–	13.55	14.48	408,551	1.02	1.02	1.02	2.02	17

2011	13.14	0.16	(0.37)	(0.21)	(0.14)	(0.15)	(0.29)	–	12.64	(1.55)	390,277	1.00	1.00	1.00	1.26	21

Royce Total Return Fund–W Class
2015	$14.72	$0.16	$(1.23)	$(1.07)	$(0.12)	$(1.65)	$(1.77)	$–	$11.88	(7.28)%	$118,167	1.18%	1.18%	1.18%	1.17%	11%

2014	16.45	0.15	0.03	0.18	(0.29)	(1.62)	(1.91)	–	14.72	1.35	261,829	1.13	1.13	1.13	0.97	18

2013	13.62	0.16	4.23	4.39	(0.14)	(1.42)	(1.56)	–	16.45	32.71	249,035	1.15	1.15	1.15	0.99	21

2012	12.69	0.26	1.54	1.80	(0.25)	(0.62)	(0.87)	–	13.62	14.41	171,603	1.12	1.12	1.12	1.97	17

2011	13.19	0.16	(0.37)	(0.21)	(0.14)	(0.15)	(0.29)	–	12.69	(1.58)	132,488	1.05	1.05	1.05	1.27	21

92 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Total Return Fund–R Class
2015	$15.07	$0.08	$(1.25)	$(1.17)	$(0.06)	$(1.65)	$(1.71)	$–	$12.19	(7.79)%	$50,684	1.77%	1.77%	1.77%	0.56%	11%

2014	16.73	0.07	0.01	0.08	(0.12)	(1.62)	(1.74)	–	15.07	0.73	65,501	1.72	1.72	1.72	0.37	18

2013	13.82	0.06	4.30	4.36	(0.03)	(1.42)	(1.45)	–	16.73	31.95	72,541	1.75	1.75	1.75	0.39	21

2012	12.79	0.18	1.55	1.73	(0.08)	(0.62)	(0.70)	–	13.82	13.66	48,797	1.74	1.74	1.74	1.36	17

2011	13.28	0.08	(0.38)	(0.30)	(0.04)	(0.15)	(0.19)	–	12.79	(2.23)	34,695	1.68	1.68	1.68	0.62	21

Royce Total Return Fund–K Class
2015	$10.71	$0.09	$(0.90)	$(0.81)	$(0.06)	$(1.65)	$(1.71)	$–	$8.19	(7.54)%	$62,597	1.49%	1.49%	1.49%	0.85%	11%

2014	12.40	0.11	(0.03)	0.08	(0.15)	(1.62)	(1.77)	–	10.71	1.01	91,271	1.47	1.47	1.47	0.55	18

2013	10.53	0.07	3.27	3.34	(0.05)	(1.42)	(1.47)	–	12.40	32.20	196,344	1.50	1.50	1.50	0.62	21

2012	9.90	0.17	1.21	1.38	(0.13)	(0.62)	(0.75)	–	10.53	14.08	163,412	1.43	1.43	1.43	1.51	17

2011	10.31	0.09	(0.30)	(0.21)	(0.05)	(0.15)	(0.20)	–	9.90	(1.97)	177,812	1.44	1.44	1.44	0.90	21

[1] Not annualized
[2] Annualized
[a] The Class commenced operations on March 21, 2014.
[b] The Class commenced operations on September 4, 2012.
[c] The Class commenced operations on June 6, 2011.
[d] The Class commenced operations on March 1, 2012.
[e] The Class commenced operations on January 3, 2011.
[f] The Class commenced operations on January 27, 2014.
[g] The Class commenced operations on April 18, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 93

Notes to Financial Statements

Summary of Significant Accounting Policies:
Royce Dividend Value Fund, Royce Heritage Fund, Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Micro-Cap Opportunity Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Leaders Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund, Royce Special Equity Multi-Cap Fund and Royce Total Return Fund (the “Fund” or “Funds”), are fourteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Effective May 1, 2015, Royce Opportunity Select Fund became Royce Micro-Cap Opportunity Fund, Royce Value Fund became Royce Small-Cap Value Fund and Royce Value Plus Fund became Royce Smaller-Companies Growth Fund. Effective September 15, 2015, Royce 100 Fund became Royce Small-Cap Leaders Fund.
Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.
At December 31, 2015, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Fund:

Royce Micro-Cap Opportunity Fund 15%

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.
Level 3	–	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

94 | The Royce Funds 2015 Annual Report to Shareholders

VALUATION OF INVESTMENTS (continued):
The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2015. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Royce Dividend Value Fund
Common Stocks	$232,018,042	$50,191,496	$–	$282,209,538

Corporate Bond	–	329,760	–	329,760

Cash Equivalents	461,786	2,466,000	–	2,927,786

Royce Heritage Fund
Common Stocks	176,686,732	18,609,921	–	195,296,653

Cash Equivalents	2,460,888	33,275,000	–	35,735,888

Royce Low-Priced Stock Fund
Common Stocks	354,585,075	20,238,502	–	374,823,577

Cash Equivalents	29,986,526	17,647,000	–	47,633,526

Royce Micro-Cap Fund
Common Stocks	265,151,116	7,194,787	810,411	273,156,314

Cash Equivalents	14,781,811	8,048,000	–	22,829,811

Royce Micro-Cap Opportunity Fund
Common Stocks	34,604,360	–	–	34,604,360

Cash Equivalents	–	1,562,000	–	1,562,000

Royce Opportunity Fund
Common Stocks	1,442,323,319	173,149	–	1,442,496,468

Corporate Bond	–	356,000	–	356,000

Cash Equivalents	85,373,909	70,759,000	–	156,132,909

Royce Pennsylvania Mutual Fund
Common Stocks	2,858,306,398	72,069,354	–	2,930,375,752

Cash Equivalents	34,552,013	10,490,000	–	45,042,013

Royce Premier Fund
Common Stocks	2,536,191,615	67,113,462	–	2,603,305,077

Cash Equivalents	54,245,475	–	–	54,245,475

Royce Small-Cap Leaders Fund
Common Stocks	104,124,518	2,109,817	–	106,234,335

Cash Equivalents	2,425,000	485,000	–	2,910,000

Royce Small-Cap Value Fund
Common Stocks	515,047,470	–	–	515,047,470

Cash Equivalents	7,248,018	4,512,000	–	11,760,018

Royce Smaller-Companies Growth Fund
Common Stocks	545,954,707	47,269,576	–	593,224,283

Cash Equivalents	62,849,891	7,491,000	–	70,340,891

Royce Special Equity Fund
Common Stocks	1,442,469,916	3,499,574	–	1,445,969,490

Cash Equivalents	23,616,736	28,575,000	–	52,191,736

Royce Special Equity Multi-Cap Fund
Common Stocks	128,247,477	–	–	128,247,477

Cash Equivalents	–	9,609,000	–	9,609,000

Royce Total Return Fund
Common Stocks	2,674,707,535	148,169,454	–	2,822,876,989

Corporate Bond	–	3,043,440	–	3,043,440

Cash Equivalents	1,811,502	35,210,000	–	37,021,502

The Royce Funds 2015 Annual Report to Shareholders | 95

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/14	PURCHASES	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 12/31/15

Royce Micro-Cap Fund

Common Stocks	$1,049,127	$37,370	$(276,086)	$810,411

[1] The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT 12/31/15	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	IMPACT TO VALUATION FROM AN INCREASE IN INPUT[1]

Royce Micro-Cap Fund

Common Stocks	$810,411	Discounted Present Value Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1] This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:
The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds at December 31, 2015 are overnight and continuous.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

SHORT SALES:
Prior to May 1, 2015, Royce Micro-Cap Opportunity Fund could sell securities the Fund did not own in anticipation of a decline in the fair value of those securities. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

SECURITIES LENDING:
The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

96 | The Royce Funds 2015 Annual Report to Shareholders

SECURITIES LENDING (continued):

The following table presents by financial instrument, each Fund’s assets and liabilities net of related collateral held by each Fund at December 31, 2015:

	GROSS AMOUNT OF ASSETS AND LIABILITIES IN THE STATEMENTS OF ASSETS AND LIABILITIES[1,2]	COLLATERAL RECEIVED AND PLEDGED	NET AMOUNT

Royce Dividend Value Fund

Securities on Loan/Collateral on Loaned Securities	$461,786	$(461,786)	$–

Royce Heritage Fund

Securities on Loan/Collateral on Loaned Securities	2,460,888	(2,460,888)	–

Royce Low-Priced Stock Fund

Securities on Loan/Collateral on Loaned Securities	29,986,526	(29,986,526)	–

Royce Micro-Cap Fund

Securities on Loan/Collateral on Loaned Securities	14,781,811	(14,781,811)	–

Royce Opportunity Fund

Securities on Loan/Collateral on Loaned Securities	85,373,909	(85,373,909)	–

Royce Pennsylvania Mutual Fund

Securities on Loan/Collateral on Loaned Securities	34,552,013	(34,552,013)	–

Royce Premier Fund

Securities on Loan/Collateral on Loaned Securities	54,245,475	(54,245,475)	–

Royce Small-Cap Leaders Fund

Securities on Loan/Collateral on Loaned Securities	2,425,000	(2,425,000)	–

Royce Small-Cap Value Fund

Securities on Loan/Collateral on Loaned Securities	7,248,018	(7,248,018)	–

Royce Smaller-Companies Growth Fund

Securities on Loan/Collateral on Loaned Securities	62,849,891	(62,849,891)	–

Royce Special Equity Fund

Securities on Loan/Collateral on Loaned Securities	23,616,736	(23,616,736)	–

Royce Total Return Fund

Securities on Loan/Collateral on Loaned Securities	1,811,502	(1,811,502)	–

[1] Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.
[2] The remaining contractual maturity of collateral shown is overnight and continuous.

DISTRIBUTIONS AND TAXES:
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
Royce Dividend Value Fund and Royce Total Return Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Trust has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

The Royce Funds 2015 Annual Report to Shareholders | 97

Notes to Financial Statements (continued)

COMPENSATING BALANCE CREDITS:
The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

LINE OF CREDIT:
The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 14, 2016. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate or One-Month LIBOR rate. The Funds did not utilize the line of credit during the year ended December 31, 2015.

Capital Share Transactions (in dollars):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS

	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14

Royce Dividend Value Fund
Investment Class	$23,649,663	$53,534,161	$11,429,125	$10,979,129	$(74,578,435)	$(83,254,012)	$(39,499,647)	$(18,740,722)

Service Class	16,518,808	44,423,724	15,761,498	16,719,515	(130,909,331)	(144,774,078)	(98,629,025)	(83,630,839)

Consultant Class	1,097,996	965,582	85,041	47,956	(45,341)	(29,381)	1,137,696	984,157

Institutional Class	2,092,529	12,840,709	568,830	2,915,622	(41,686,517)	(2,556,823)	(39,025,158)	13,199,508

Royce Heritage Fund
Investment Class	66,672,423	50,189,428	8,519,044	8,592,153	(129,448,243)	(6,303,296)	(54,256,776)	52,478,285

Service Class	3,444,092	9,893,864	10,924,772	8,633,861	(49,371,367)	(54,969,780)	(35,002,503)	(36,442,055)

Consultant Class	1,237,684	682,067	1,234,787	844,425	(2,229,108)	(2,908,579)	243,363	(1,382,087)

R Class	266,388	627,816	294,942	218,815	(1,437,246)	(3,523,203)	(875,916)	(2,676,572)

K Class	1,103,442	809,955	531,190	396,754	(2,367,598)	(1,690,435)	(732,966)	(483,726)

Royce Low-Priced Stock Fund
Investment Class	2,852,531	26,094,517	2,370,662	13,502,147	(20,568,241)	(60,873,035)	(15,345,048)	(21,276,371)

Service Class	11,754,025	44,977,684	25,996,096	155,283,260	(174,212,435)	(500,094,797)	(136,462,314)	(299,833,853)

Institutional Class	2,861,159	17,984,583	3,502,604	28,211,899	(60,481,368)	(264,759,956)	(54,117,605)	(218,563,474)

R Class	169,716	345,884	100,300	532,842	(789,324)	(1,517,342)	(519,308)	(638,616)

K Class	194,279	311,506	408,218	1,081,444	(515,150)	(2,087,925)	87,347	(694,975)

Royce Micro-Cap Fund
Investment Class	14,926,416	33,996,859	22,993,887	34,181,364	(166,882,704)	(239,040,752)	(128,962,401)	(170,862,529)

Service Class	7,415,593	11,050,878	2,226,657	3,280,443	(20,657,952)	(48,179,138)	(11,015,702)	(33,847,817)

Consultant Class	2,234,748	2,107,865	5,416,400	8,255,066	(28,321,597)	(37,203,785)	(20,670,449)	(26,840,854)

Royce Micro-Cap Opportunity Fund
Investment Class	28,809,329	9,262,133	796	511,788	(7,648,626)	(7,073,447)	21,161,499	2,700,474

Service Class	1,126,601	1,177,953	49	46,594	(612,357)	(216,169)	514,293	1,008,378

Royce Opportunity Fund
Investment Class	90,459,880	193,304,142	61,976,576	146,112,723	(486,891,165)	(307,673,836)	(334,454,709)	31,743,029

Service Class	20,524,236	44,181,047	9,179,243	19,076,365	(55,909,453)	(94,875,605)	(26,205,974)	(31,618,193)

Consultant Class	7,052,245	6,846,175	1,937,381	2,726,295	(4,763,168)	(4,696,671)	4,226,458	4,875,799

Institutional Class	79,316,517	141,310,734	52,184,260	95,518,937	(177,729,567)	(183,057,913)	(46,228,790)	53,771,758

R Class	9,316,688	16,193,270	3,171,431	4,486,685	(5,268,442)	(4,927,447)	7,219,677	15,752,508

K Class	3,218,485	16,734,919	1,032,939	3,319,386	(14,382,911)	(11,407,748)	(10,131,487)	8,646,557

Royce Pennsylvania Mutual Fund
Investment Class	183,803,935	506,526,617	333,463,014	370,880,440	(1,765,123,278)	(1,567,279,750)	(1,247,856,329)	(689,872,693)

Service Class	20,129,821	99,828,552	14,644,024	28,968,181	(225,908,716)	(328,139,978)	(191,134,871)	(199,343,245)

Consultant Class	17,170,289	25,211,845	87,362,626	76,735,320	(198,621,464)	(116,343,597)	(94,088,549)	(14,396,432)

Institutional Class	101,754,384	343,125,813	97,120,074	89,605,015	(334,527,820)	(351,584,299)	(135,653,362)	81,146,529

R Class	4,543,292	8,053,228	3,572,638	4,003,806	(19,409,049)	(14,849,573)	(11,293,119)	(2,792,539)

K Class	1,546,689	2,508,960	1,005,956	1,293,444	(7,342,824)	(3,363,284)	(4,790,179)	439,120

98  |  The Royce Funds 2015 Annual Report to Shareholders

Capital Share Transactions (in dollars) (continued):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS

	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14

Royce Premier Fund
Investment Class	$170,517,972	$382,768,920	$348,353,321	$342,058,115	$(1,888,601,606)	$(1,272,200,430)	$(1,369,730,313)	$(547,373,395)

Service Class	17,920,179	37,616,729	11,888,243	16,483,596	(120,015,610)	(183,633,439)	(90,207,188)	(129,533,114)

Consultant Class	1,588,805	2,338,877	7,392,495	5,704,199	(20,011,516)	(10,578,088)	(11,030,216)	(2,535,012)

Institutional Class	53,675,035	111,264,468	56,217,898	67,113,888	(312,593,365)	(505,054,873)	(202,700,432)	(326,676,517)

W Class	28,318,127	48,647,645	31,614,224	33,267,513	(240,988,959)	(138,651,861)	(181,056,608)	(56,736,703)

R Class	1,611,507	4,881,491	3,169,817	2,707,987	(10,697,404)	(9,729,538)	(5,916,080)	(2,140,060)

K Class	489,271	1,286,179	2,060,228	1,673,519	(3,539,803)	(3,485,783)	(990,304)	(526,085)

Royce Small-Cap Leaders Fund
Investment Class	4,434,512	48,981,013	8,279,111	6,419,484	(33,988,215)	(36,418,124)	(21,274,592)	18,982,373

Service Class	6,779,522	24,824,949	10,255,927	13,631,471	(87,508,476)	(97,680,533)	(70,473,027)	(59,224,113)

R Class	627,223	959,574	233,440	168,762	(674,825)	(1,687,247)	185,838	(558,911)

K Class	126,570	287,289	42,291	64,074	(406,623)	(1,861,662)	(237,762)	(1,510,299)

Royce Small-Cap Value Fund
Investment Class	11,708,751	40,123,987	12,030,880	16,598,054	(60,415,492)	(94,649,702)	(36,675,861)	(37,927,661)

Service Class	16,785,178	32,791,478	39,154,518	54,561,485	(199,654,317)	(227,864,825)	(143,714,621)	(140,511,862)

Consultant Class	2,018,757	3,022,082	3,021,011	3,337,468	(7,416,715)	(7,409,588)	(2,376,947)	(1,050,038)

Institutional Class	39,420,846	18,404,265	26,023,428	24,538,922	(66,669,374)	(41,423,739)	(1,225,100)	1,519,448

R Class	3,103,823	5,066,775	3,208,749	4,166,100	(12,208,918)	(11,288,399)	(5,896,346)	(2,055,524)

K Class	1,211,209	2,640,410	1,300,985	1,486,836	(3,674,069)	(9,482,843)	(1,161,875)	(5,355,597)

Royce Smaller-Companies Growth Fund
Investment Class	30,013,229	130,967,883	22,797,506	46,641,316	(183,946,383)	(80,347,855)	(131,135,648)	97,261,344

Service Class	23,912,746	53,871,837	74,968,068	95,079,165	(173,716,477)	(321,309,401)	(74,835,663)	(172,358,399)

Consultant Class	1,404,966	591,354	2,870,073	3,226,909	(3,601,957)	(6,267,669)	673,082	(2,449,406)

Institutional Class	16,958,341	17,848,303	7,467,312	6,945,468	(15,112,453)	(125,205,240)	9,313,200	(100,411,469)

R Class	181,933	331,566	184,149	271,992	(640,810)	(625,234)	(274,728)	(21,676)

K Class	40,233	157,920	96,698	238,115	(227,313)	(652,811)	(90,382)	(256,776)

Royce Special Equity Fund
Investment Class	160,549,199	251,091,597	102,536,424	155,219,704	(807,979,227)	(782,681,645)	(544,893,604)	(376,370,344)

Service Class	21,007,931	39,990,897	9,324,097	17,667,281	(118,707,306)	(136,332,747)	(88,375,278)	(78,674,569)

Consultant Class	3,294,653	3,371,625	4,202,989	5,815,732	(17,218,803)	(10,136,790)	(9,721,161)	(949,433)

Institutional Class	65,500,038	71,641,743	23,629,501	59,595,359	(465,303,367)	(136,073,092)	(376,173,828)	(4,835,990)

Royce Special Equity Multi-Cap Fund
Investment Class	16,321,320	66,548,135	3,027,028	5,358,537	(80,663,606)	(12,872,716)	(61,315,258)	59,033,956

Service Class	3,764,036	27,303,035	3,486,934	3,891,504	(40,762,518)	(18,556,923)	(33,511,548)	12,637,616

Consultant Class	1,607,508	8,880,332	613,517	397,636	(2,598,756)	(77,401)	(377,731)	9,200,567

Institutional Class	5,688,196	35,830,108	3,166,671	3,725,422	(38,313,394)	(14,233,983)	(29,458,527)	25,321,547

Royce Total Return Fund
Investment Class	223,353,957	362,137,881	211,097,614	302,662,051	(1,232,983,140)	(916,819,335)	(798,531,569)	(252,019,403)

Service Class	23,141,848	64,225,061	16,518,400	22,994,953	(103,313,893)	(321,591,822)	(63,653,645)	(234,371,808)

Consultant Class	16,675,424	17,101,346	29,482,336	32,433,723	(82,751,635)	(62,537,014)	(36,593,875)	(13,001,945)

Institutional Class	93,923,141	140,092,526	48,147,881	63,750,942	(255,731,309)	(193,581,622)	(113,660,287)	10,261,846

W Class	34,272,681	64,397,705	13,660,313	26,931,314	(167,700,072)	(51,703,500)	(119,767,078)	39,625,519

R Class	8,425,167	13,541,789	6,361,706	6,802,388	(18,587,401)	(21,165,292)	(3,800,528)	(821,115)

K Class	40,335,096	47,764,450	11,247,779	13,185,125	(63,467,985)	(152,866,973)	(11,885,110)	(91,917,398)

Capital Share Transactions (in shares):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES OUTSTANDING

	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14

Royce Dividend Value Fund
Investment Class	2,973,081	6,107,891	1,647,017	1,432,854	(9,341,817)	(9,643,658)	(4,721,719)	(2,102,913)

Service Class	2,039,493	5,033,545	2,235,170	2,128,903	(16,214,484)	(16,596,059)	(11,939,821)	(9,433,611)

Consultant Class	134,347	96,722	10,715	5,327	(5,251)	(3,188)	139,811	98,861

Institutional Class	265,153	1,472,932	72,057	365,097	(5,301,044)	(295,202)	(4,963,834)	1,542,827

The Royce Funds 2015 Annual Report to Shareholders  |  99

Notes to Financial Statements (continued)

Capital Share Transactions (in shares) (continued):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES OUTSTANDING

	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14

Royce Heritage Fund
Investment Class	4,505,873	3,146,637	663,994	583,366	(8,755,831)	(395,548)	(3,585,964)	3,334,455

Service Class	231,619	617,610	853,498	605,064	(3,279,662)	(3,457,889)	(2,194,545)	(2,235,215)

Consultant Class	123,855	55,109	132,204	75,463	(205,388)	(235,654)	50,671	(105,082)

R Class	25,852	55,045	34,536	27,482	(138,818)	(316,179)	(78,430)	(233,652)

K Class	104,554	70,201	61,552	38,003	(224,258)	(146,342)	(58,152)	(38,138)

Royce Low-Priced Stock Fund
Investment Class	310,850	1,823,350	306,683	1,499,869	(2,245,155)	(4,511,651)	(1,627,622)	(1,188,432)

Service Class	1,296,920	3,328,649	3,371,800	17,589,337	(18,913,111)	(39,870,593)	(14,244,391)	(18,952,607)

Institutional Class	309,455	1,320,098	453,118	3,059,858	(6,476,161)	(19,078,377)	(5,713,588)	(14,698,421)

R Class	19,727	26,112	13,665	60,140	(88,296)	(113,771)	(54,904)	(27,519)

K Class	68,475	46,361	213,727	378,649	(179,941)	(301,233)	102,261	123,777

Royce Micro-Cap Fund
Investment Class	1,119,726	2,121,398	2,090,353	2,528,680	(12,065,693)	(15,045,118)	(8,855,614)	(10,395,040)

Service Class	549,588	700,023	205,981	242,995	(1,580,785)	(3,082,010)	(825,216)	(2,138,992)

Consultant Class	216,849	153,824	603,835	692,539	(2,488,065)	(2,758,901)	(1,667,381)	(1,912,538)

Royce Micro-Cap Opportunity Fund
Investment Class	1,882,908	512,765	56	33,180	(504,907)	(417,105)	1,378,057	128,840

Service Class	134,868	131,427	7	5,703	(74,301)	(24,877)	60,574	112,253

Royce Opportunity Fund
Investment Class	7,107,529	12,687,041	5,874,610	11,528,908	(37,759,225)	(20,605,360)	(24,777,086)	3,610,589

Service Class	1,686,397	3,006,071	923,465	1,657,147	(4,592,032)	(6,502,632)	(1,982,170)	(1,839,414)

Consultant Class	643,557	515,572	215,265	239,149	(439,229)	(344,991)	419,593	409,730

Institutional Class	6,093,450	8,987,079	4,867,935	7,247,263	(13,551,380)	(12,024,838)	(2,589,995)	4,209,504

R Class	786,698	1,116,193	326,615	371,647	(441,661)	(348,481)	671,652	1,139,359

K Class	290,724	1,233,120	116,453	296,904	(1,294,032)	(859,545)	(886,855)	670,479

Royce Pennsylvania Mutual Fund
Investment Class	14,862,269	36,206,076	35,894,811	30,489,187	(142,082,592)	(110,659,655)	(91,325,512)	(43,964,392)

Service Class	1,609,207	6,949,807	1,574,626	2,824,174	(17,966,775)	(24,303,578)	(14,782,942)	(14,529,597)

Consultant Class	1,736,718	2,003,148	11,390,173	7,059,367	(19,579,852)	(9,263,663)	(6,452,961)	(201,148)

Institutional Class	8,202,043	23,994,962	10,443,019	7,066,642	(26,930,191)	(24,871,748)	(8,285,129)	6,189,856

R Class	381,495	574,241	403,232	330,114	(1,615,892)	(1,066,363)	(831,165)	(162,008)

K Class	141,199	200,117	128,639	117,586	(690,774)	(266,187)	(420,936)	51,516

Royce Premier Fund
Investment Class	9,168,178	17,298,122	24,566,525	19,065,823	(100,342,919)	(59,032,600)	(66,608,216)	(22,668,655)

Service Class	954,405	1,730,643	856,502	893,882	(6,315,653)	(8,380,293)	(4,504,746)	(5,755,768)

Consultant Class	99,248	119,767	625,952	340,548	(1,277,853)	(540,506)	(552,653)	(80,191)

Institutional Class	2,699,276	4,948,769	3,920,355	3,442,603	(16,080,233)	(22,872,894)	(9,460,602)	(14,481,522)

W Class	1,478,087	2,184,841	2,223,223	1,723,220	(12,822,686)	(6,268,848)	(9,121,376)	(2,360,787)

R Class	94,287	229,555	236,554	147,382	(588,753)	(456,270)	(257,912)	(79,333)

K Class	99,317	160,529	1,219,070	296,199	(755,894)	(436,832)	562,493	19,896

Royce Small-Cap Leaders Fund
Investment Class[1]	2,978,457	4,896,139	1,309,986	765,609	(4,138,621)	(3,728,666)	149,822	1,933,082

Service Class	815,180	2,533,436	1,640,948	1,899,069	(10,470,520)	(10,198,107)	(8,014,392)	(5,765,602)

R Class	58,655	77,893	27,724	15,511	(63,346)	(137,046)	23,033	(43,642)

K Class	12,427	22,709	4,912	5,788	(36,908)	(149,939)	(19,569)	(121,442)

Royce Small-Cap Value Fund
Investment Class	1,053,004	2,962,049	1,374,958	1,489,706	(5,393,585)	(7,141,129)	(2,965,623)	(2,689,374)

Service Class	1,465,750	2,464,793	4,495,352	5,106,063	(17,566,808)	(17,413,782)	(11,605,706)	(9,842,926)

Consultant Class	215,591	245,055	381,923	316,348	(724,958)	(594,530)	(127,444)	(33,127)

Institutional Class	3,372,929	1,363,836	2,974,106	2,139,400	(5,973,204)	(3,098,649)	373,831	404,587

R Class	280,915	390,274	380,634	375,324	(1,095,792)	(885,453)	(434,243)	(119,855)

K Class	139,957	250,607	210,515	172,087	(425,379)	(900,345)	(74,907)	(477,651)

[1] Includes 2,425,697 of shares issued in connection with the merger of Royce Select Fund I.

100  |  The Royce Funds 2015 Annual Report to Shareholders

Capital Share Transactions (in shares) (continued):

			SHARES ISSUED FOR REINVESTMENT				NET INCREASE (DECREASE) IN
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		SHARES OUTSTANDING

	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14

Royce Smaller-Companies Growth Fund
Investment Class	2,101,946	7,656,782	2,020,717	3,404,492	(12,370,706)	(4,828,693)	(8,248,043)	6,232,581

Service Class	1,642,584	3,129,248	6,741,732	7,488,175	(12,153,321)	(19,711,434)	(3,769,005)	(9,094,011)

Consultant Class	117,001	38,547	288,450	251,709	(273,856)	(396,344)	131,595	(106,088)

Institutional Class	1,145,664	1,030,329	655,027	491,639	(1,014,525)	(7,208,614)	786,166	(5,686,646)

R Class	12,908	20,086	17,538	20,404	(46,370)	(38,468)	(15,924)	2,022

K Class	4,290	12,887	15,957	26,936	(24,866)	(65,796)	(4,619)	(25,973)

Royce Special Equity Fund
Investment Class	7,510,477	10,375,790	5,715,510	7,392,246	(37,351,257)	(32,780,612)	(24,125,270)	(15,012,576)

Service Class	956,841	1,657,860	520,318	891,296	(5,460,300)	(5,755,208)	(3,983,141)	(3,206,052)

Consultant Class	162,016	148,400	253,497	278,799	(863,049)	(445,924)	(447,536)	(18,725)

Institutional Class	3,062,860	2,968,109	1,327,500	2,677,947	(20,824,726)	(5,620,871)	(16,434,366)	25,185

Royce Special Equity Multi-Cap Fund
Investment Class	1,107,136	4,256,073	245,103	356,996	(5,730,289)	(852,315)	(4,378,050)	3,760,754

Service Class	247,726	1,800,024	281,431	267,339	(2,764,259)	(1,215,439)	(2,235,102)	851,924

Consultant Class	169,969	829,645	75,186	38,088	(268,805)	(7,158)	(23,650)	860,575

Institutional Class	369,024	2,353,132	256,618	245,902	(2,515,703)	(941,028)	(1,890,061)	1,658,006

Royce Total Return Fund
Investment Class	15,709,131	22,372,344	17,555,119	22,430,864	(86,646,668)	(58,160,964)	(53,382,418)	(13,357,756)

Service Class	1,592,323	3,926,950	1,353,217	1,702,788	(7,132,452)	(19,785,781)	(4,186,912)	(14,156,043)

Consultant Class	1,202,972	1,048,627	2,425,951	2,209,382	(5,752,764)	(3,805,888)	(2,123,841)	(547,879)

Institutional Class	6,571,596	8,770,274	4,027,799	4,474,278	(18,016,463)	(12,053,533)	(7,417,068)	1,191,019

W Class	2,391,393	3,975,782	1,135,774	1,864,392	(11,370,962)	(3,193,929)	(7,843,795)	2,646,245

R Class	572,835	822,089	519,876	462,360	(1,279,998)	(1,275,828)	(187,287)	8,621

K Class	3,838,974	3,906,869	1,364,520	1,258,739	(6,082,012)	(12,482,664)	(878,518)	(7,317,056)

Investment Adviser and Distributor:
INVESTMENT ADVISER:
Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2016, is shown below to the extent that it impacted net expenses for the year ended December 31, 2015. See the Prospectus for contractual waiver expiration dates.

	ANNUAL CONTRACTUAL								YEAR ENDED
	ADVISORY FEE AS A	COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAP							DECEMBER 31, 2015

	PERCENTAGE OF AVERAGE	Investment	Service	Consultant	Institutional					Advisory fees
	NET ASSETS[1]	Class[4]	Class[4]	Class[4]	Class[4]	W Class[4]	R Class[4]	K Class[4]	Net advisory fees	waived

Royce Dividend Value Fund	1.00%	N/A	N/A	2.24%	1.04%	N/A	N/A	N/A	$4,051,263	$67,419

Royce Heritage Fund	1.00%	N/A	N/A	2.24%	N/A	N/A	1.84%	1.59%	3,016,845	–

Royce Low-Priced Stock Fund	1.00%	1.24%	N/A	N/A	N/A	N/A	1.84%	1.59%	5,210,858	–

Royce Micro-Cap Fund	1.25%[2]	N/A	1.61%[5]	N/A	N/A	N/A	N/A	N/A	5,030,925	–

Royce Micro-Cap Opportunity Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	N/A	N/A	267,232	–

Royce Opportunity Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	19,543,036	–

Royce Pennsylvania Mutual Fund	0.75%[3]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	33,165,516	–

Royce Premier Fund	0.97%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	41,061,058	–

Royce Small-Cap Leaders Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	1.84%	1.59%	1,605,229	–

Royce Small-Cap Value Fund	1.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7,252,478	–

Royce Smaller-Companies Growth Fund	1.00%	1.24%	N/A	2.24%	N/A	N/A	1.84%	1.59%	8,168,798	–

Royce Special Equity Fund	0.99%	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	22,136,159	–

Royce Special Equity Multi-Cap Fund	0.85%	N/A	1.24%	1.99%	0.89%	N/A	N/A	N/A	2,085,813	35,553

Royce Total Return Fund	0.97%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	38,095,772	–

[1]
From a base annual rate of 1.00% (1.25% for Royce Micro-Cap Fund and 0.85% for Royce Special Equity Multi-Cap Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion – .05% per annum; more than $4 billion to $6 billion – .10% per annum; over $6 billion – .15% per annum.

[2]	Royce Micro-Cap Fund’s base annual contractual advisory fee was reduced from 1.30% to 1.25% effective May 1, 2015.
[3]
Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[4]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses, dividends on securities sold short and other expenses related to short sales.
[5]	Royce Micro-Cap Fund’s committed net annual operating expense ratio cap was reduced from 1.66% to 1.61% for the Service Class effective May 1, 2015.

The Royce Funds 2015 Annual Report to Shareholders | 101

Notes to Financial Statements (continued)

DISTRIBUTOR:
Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	YEAR ENDED DECEMBER 31, 2015

	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived

Royce Dividend Value Fund – Service Class	0.25%	$576,354	$–

Royce Dividend Value Fund – Consultant Class	1.00%	10,410	–

Royce Heritage Fund – Service Class	0.25%	203,648	160,009

Royce Heritage Fund – Consultant Class	1.00%	123,095	–

Royce Heritage Fund – R Class	0.50%	14,717	–

Royce Heritage Fund – K Class	0.25%	12,309	–

Royce Low-Priced Stock Fund – Service Class	0.25%	963,144	83,752

Royce Low-Priced Stock Fund – R Class	0.50%	6,745	–

Royce Low-Priced Stock Fund – K Class	0.25%	4,525	–

Royce Micro-Cap Fund – Service Class	0.25%	79,220	–

Royce Micro-Cap Fund – Consultant Class	1.00%	570,772	–

Royce Micro-Cap Opportunity Fund – Service Class	0.25%	3,096	–

Royce Opportunity Fund – Service Class	0.25%	325,811	–

Royce Opportunity Fund – Consultant Class	1.00%	214,922	–

Royce Opportunity Fund – R Class	0.50%	169,788	–

Royce Opportunity Fund – K Class	0.25%	42,297	–

Royce Pennsylvania Mutual Fund – Service Class	0.25%	517,631	–

Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	5,771,161	–

Royce Pennsylvania Mutual Fund – R Class	0.50%	137,046	–

Royce Pennsylvania Mutual Fund – K Class	0.25%	19,726	–

Royce Premier Fund – Service Class	0.25%	277,779	–

Royce Premier Fund – Consultant Class	1.00%	487,077	–

Royce Premier Fund – R Class	0.50%	109,860	–

Royce Premier Fund – K Class	0.25%	11,585	–

Royce Small-Cap Leaders Fund – Service Class	0.25%	226,758	19,718

Royce Small-Cap Leaders Fund – R Class	0.50%	9,522	–

Royce Small-Cap Leaders Fund – K Class	0.25%	1,264	–

Royce Small-Cap Value Fund – Service Class	0.25%	928,275	–

Royce Small-Cap Value Fund – Consultant Class	1.00%	234,215	–

Royce Small-Cap Value Fund – R Class	0.50%	125,306	–

Royce Small-Cap Value Fund – K Class	0.25%	20,109	–

Royce Smaller-Companies Growth Fund – Service Class	0.25%	1,186,882	103,207

Royce Smaller-Companies Growth Fund – Consultant Class	1.00%	161,025	–

Royce Smaller-Companies Growth Fund – R Class	0.50%	5,974	–

Royce Smaller-Companies Growth Fund – K Class	0.25%	1,096	–

Royce Special Equity Fund – Service Class	0.25%	440,158	–

Royce Special Equity Fund – Consultant Class	1.00%	549,942	–

Royce Special Equity Multi-Cap Fund – Service Class	0.25%	154,819	29,490

Royce Special Equity Multi-Cap Fund – Consultant Class	1.00%	87,617	–

Royce Total Return Fund – Service Class	0.25%	475,347	–

Royce Total Return Fund – Consultant Class	1.00%	3,193,311	–

Royce Total Return Fund – R Class	0.50%	303,633	–

Royce Total Return Fund – K Class	0.25%	207,668	–

102 | The Royce Funds 2015 Annual Report to Shareholders

Purchases and Sales of Investment Securities:
For the year ended December 31, 2015, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

				PURCHASES TO COVER
	PURCHASES	SALES	SHORT SALES	SHORT SALES

Royce Dividend Value Fund	$56,623,217	$260,617,805	$–	$–

Royce Heritage Fund	170,904,297	303,564,734	–	–

Royce Low-Priced Stock Fund	261,342,648	476,382,219	–	–

Royce Micro-Cap Fund	152,561,039	335,071,208	–	–

Royce Micro-Cap Opportunity Fund	45,659,965	24,904,180	1,283,203	2,217,912

Royce Opportunity Fund	505,148,936	958,418,449	–	–

Royce Pennsylvania Mutual Fund	893,736,425	3,134,172,964	–	–

Royce Premier Fund	540,048,259	2,832,533,727	–	–

Royce Small-Cap Leaders Fund	98,530,243	201,739,066	–	–

Royce Small-Cap Value Fund	422,016,679	696,799,444	–	–

Royce Smaller-Companies Growth Fund	346,876,858	666,551,619	–	–

Royce Special Equity Fund	300,064,141	1,306,504,352	–	–

Royce Special Equity Multi-Cap Fund	69,696,445	183,720,235	–	–

Royce Total Return Fund	432,229,366	1,824,590,932	–	–

Cross trades were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which R&A serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the year ended December 31, 2015 were as follows:

	PURCHASES	SALES	REALIZED GAIN (LOSS)

Royce Dividend Value Fund	$1,199,107	$6,859,410	$1,733,042

Royce Heritage Fund	1,315,001	9,654,184	637,546

Royce Low-Priced Stock Fund	3,564,697	9,279,813	1,082,418

Royce Micro-Cap Fund	2,019,264	22,663,392	5,192,464

Royce Micro-Cap Opportunity Fund	–	–	–

Royce Opportunity Fund	1,611,365	1,643,710	142,502

Royce Pennsylvania Mutual Fund	95,754,780	142,747,981	(73,377,285)

Royce Premier Fund	17,833,245	60,347,532	(12,464,826)

Royce Small-Cap Leaders Fund	3,039,809	6,309,842	129,484

Royce Small-Cap Value Fund	35,492,435	3,957,794	657,299

Royce Smaller-Companies Growth Fund	2,162,775	6,631,650	561,627

Royce Special Equity Fund	1,829,878	3,855,953	275,045

Royce Special Equity Multi-Cap Fund	–	–	–

Royce Total Return Fund	56,935,814	18,705,512	(5,116,345)

Redemptions-In-Kind:
The Funds may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended December 31, 2015, Royce Special Equity Fund had redemptions-in-kind with total proceeds in the amount of $183,507,825. The net realized gain on these redemptions-in-kind amounted to $75,477,334, which will not be realized for tax purposes.

Class Specific Expenses:
Class specific expenses, for Funds with multiple classes, were as follows for the year ended December 31, 2015:

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce Dividend Value Fund –
Investment Class	$–	$174,659	$59,558	$18,571	$(8)	$252,780	$–

Royce Dividend Value Fund – Service Class	576,354	278,247	94,158	22,320	(79)	971,000	–

Royce Dividend Value Fund –
Consultant Class	10,410	6,847	643	10,292	(1)	28,191	15,839

Royce Dividend Value Fund –
Institutional Class	–	6,062	(21)	11,061	–	17,102	17,102

	586,764	465,815	154,338	62,244	(88)		32,941

The Royce Funds 2015 Annual Report to Shareholders | 103

Notes to Financial Statements  (continued)

Class Specific Expenses (continued):
	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER

Royce Heritage Fund – Investment Class	$–	$18,490	$3,833	$15,251	$(2)	$37,572	$–

Royce Heritage Fund – Service Class	203,648	126,030	49,144	16,274	(65)	395,031	–

Royce Heritage Fund – Consultant Class	123,095	20,336	6,417	13,993	(7)	163,834	20,813

Royce Heritage Fund – R Class	14,717	11,461	986	5,954	(1)	33,117	10,611

Royce Heritage Fund – K Class	12,309	16,776	1,030	10,790	–	40,905	15,599

	353,769	193,093	61,410	62,262	(75)		47,023

Royce Low-Priced Stock Fund –
Investment Class	–	61,251	13,551	11,289	(4)	86,087	14,174

Royce Low-Priced Stock Fund – Service Class	963,144	580,518	142,057	25,214	(189)	1,710,744	–

Royce Low-Priced Stock Fund –
Institutional Class	–	6,652	12,677	12,461	(1)	31,789	–

Royce Low-Priced Stock Fund – R Class	6,745	8,971	921	6,585	(1)	23,221	12,680

Royce Low-Priced Stock Fund – K Class	4,525	10,085	1,002	10,237	(1)	25,848	16,272

	974,414	667,477	170,208	65,786	(196)		43,126

Royce Micro-Cap Fund – Investment Class	–	357,822	150,381	19,590	(92)	527,701	–

Royce Micro-Cap Fund – Service Class	79,220	48,965	5,951	11,895	(1)	146,030	53,200

Royce Micro-Cap Fund – Consultant Class	570,772	81,523	18,831	13,958	(8)	685,076	–

	649,992	488,310	175,163	45,443	(101)		53,200

Royce Micro-Cap Opportunity Fund –
Investment Class	–	22,680	318	18,426	(4)	41,420	34,518

Royce Micro-Cap Opportunity Fund –
Service Class	3,096	9,216	874	11,236	–	24,422	21,160

	3,096	31,896	1,192	29,662	(4)		55,678

Royce Opportunity Fund – Investment Class	–	1,109,534	174,454	25,538	(187)	1,309,339	–

Royce Opportunity Fund – Service Class	325,811	191,758	61,905	12,775	(7)	592,242	5,810

Royce Opportunity Fund – Consultant Class	214,922	28,753	6,812	10,550	(9)	261,028	–

Royce Opportunity Fund – Institutional Class	–	8,039	43,629	30,619	(3)	82,284	–

Royce Opportunity Fund – R Class	169,788	76,743	6,133	11,576	(4)	264,236	–

Royce Opportunity Fund – K Class	42,297	42,406	3,595	10,185	(3)	98,480	–

	752,818	1,457,233	296,528	101,243	(213)		5,810

Royce Pennsylvania Mutual Fund –
Investment Class	–	2,997,899	552,961	49,553	(793)	3,599,620	–

Royce Pennsylvania Mutual Fund –
Service Class	517,631	321,942	33,568	17,048	(17)	890,172	–

Royce Pennsylvania Mutual Fund –
Consultant Class	5,771,161	617,251	172,645	18,205	(173)	6,579,089	–

Royce Pennsylvania Mutual Fund –
Institutional Class	–	7,875	50,663	38,099	(4)	96,633	–

Royce Pennsylvania Mutual Fund – R Class	137,046	81,998	5,170	9,395	(8)	233,601	–

Royce Pennsylvania Mutual Fund – K Class	19,726	24,860	1,944	9,985	(2)	56,513	–

	6,445,564	4,051,825	816,951	142,285	(997)

Royce Premier Fund – Investment Class	–	2,849,185	866,673	41,776	(379)	3,757,255	–

Royce Premier Fund – Service Class	277,779	166,915	17,272	12,910	(28)	474,848	–

Royce Premier Fund – Consultant Class	487,077	50,937	12,246	12,437	(14)	562,683	–

Royce Premier Fund – Institutional Class	–	8,197	44,548	15,964	(3)	68,706	–

Royce Premier Fund – W Class	–	263,786	89,987	21,688	(60)	375,401	–

Royce Premier Fund – R Class	109,860	50,523	1,549	7,135	(1)	169,066	–

Royce Premier Fund – K Class	11,585	16,203	478	9,997	(1)	38,262	–

	886,301	3,405,746	1,032,753	121,907	(486)

Royce Small-Cap Leaders Fund –
Investment Class	–	33,629	39,930	17,601	(4)	91,156	–

Royce Small-Cap Leaders Fund –
Service Class	226,758	156,541	38,050	19,098	(75)	440,372	33,230

Royce Small-Cap Leaders Fund – R Class	9,522	11,165	1,855	9,141	(4)	31,679	17,320

Royce Small-Cap Leaders Fund – K Class	1,264	7,260	306	11,100	(1)	19,929	17,341

	237,544	208,595	80,141	56,940	(84)		67,891

104  |  The Royce Funds 2015 Annual Report to Shareholders

Class Specific Expenses (continued):

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER

Royce Small-Cap Value Fund –
Investment Class	$–	$160,213	$31,356	$14,298	$–	$205,867	$–

Royce Small-Cap Value Fund – Service Class	928,275	532,814	126,606	24,735	(104)	1,612,326	–

Royce Small-Cap Value Fund –
Consultant Class	234,215	31,937	6,946	12,120	(6)	285,212	–

Royce Small-Cap Value Fund –
Institutional Class	–	6,750	6,631	14,762	(1)	28,142	–

Royce Small-Cap Value Fund – R Class	125,306	58,439	3,183	8,242	(5)	195,165	–

Royce Small-Cap Value Fund – K Class	20,109	23,004	6,001	11,002	(1)	60,115	–

	1,307,905	813,157	180,723	85,159	(117)

Royce Smaller-Companies Growth Fund –
Investment Class	–	528,968	116,348	18,863	(11)	664,168	190,969

Royce Smaller-Companies Growth Fund –
Service Class	1,186,882	728,936	129,877	24,738	(94)	2,070,339	–

Royce Smaller-Companies Growth Fund –
Consultant Class	161,025	27,245	5,602	11,328	(4)	205,196	13,537

Royce Smaller-Companies Growth Fund –
Institutional Class	–	6,830	(1,501)	11,334	–	16,663	–

Royce Smaller-Companies Growth Fund –
R Class	5,974	8,840	712	7,720	(1)	23,245	13,789

Royce Smaller-Companies Growth Fund –
K Class	1,096	7,141	174	10,828	–	19,239	16,862

	1,354,977	1,307,960	251,212	84,811	(110)		235,157

Royce Special Equity Fund – Investment Class	–	1,541,099	273,745	42,280	(239)	1,856,885	–

Royce Special Equity Fund – Service Class	440,158	247,708	61,413	13,227	(144)	762,362	137,971

Royce Special Equity Fund – Consultant Class	549,942	52,140	14,209	11,205	(17)	627,479	–

Royce Special Equity Fund –
Institutional Class	–	9,486	4,969	14,853	(4)	29,304	–

	990,100	1,850,433	354,336	81,565	(404)		137,971

Royce Special Equity Multi-Cap Fund –
Investment Class	–	76,171	7,561	26,934	(6)	110,660	–

Royce Special Equity Multi-Cap Fund –
Service Class	154,819	93,456	(12,223)	17,401	(21)	253,432	–

Royce Special Equity Multi-Cap Fund –
Consultant Class	87,617	12,747	1,087	10,950	(1)	112,400	16,364

Royce Special Equity Multi-Cap Fund –
Institutional Class	–	6,195	3,453	13,855	–	23,503	23,503

	242,436	188,569	(122)	69,140	(28)		39,867

Royce Total Return Fund – Investment Class	–	2,842,143	574,850	34,408	(273)	3,451,128	–

Royce Total Return Fund – Service Class	475,347	267,774	35,729	11,988	(11)	790,827	–

Royce Total Return Fund – Consultant Class	3,193,311	340,631	93,047	21,713	(59)	3,648,643	–

Royce Total Return Fund – Institutional Class	–	9,889	24,129	59,582	(4)	93,596	–

Royce Total Return Fund – W Class	–	183,682	78,337	20,101	(3)	282,117	–

Royce Total Return Fund – R Class	303,633	138,024	8,391	8,590	(10)	458,628	–

Royce Total Return Fund – K Class	207,668	166,783	8,067	10,779	(4)	393,293	–

	4,179,959	3,948,926	822,550	167,161	(364)

The Royce Funds 2015 Annual Report to Shareholders  | 105

Notes to Financial Statements (continued)

Tax Information:
     At December 31, 2015, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

			GROSS UNREALIZED
	TAX BASIS COST	NET UNREALIZED APPRECIATION (DEPRECIATION)	Appreciation	Depreciation

Royce Dividend Value Fund	$244,075,298	$41,391,786	$65,672,473	$24,280,687

Royce Heritage Fund	214,151,830	16,880,711	27,727,835	10,847,124

Royce Low-Priced Stock Fund	388,447,055	34,010,048	67,922,958	33,912,910

Royce Micro-Cap Fund	270,978,401	25,007,724	56,067,539	31,059,815

Royce Micro-Cap Opportunity Fund	39,147,171	(2,980,811)	2,399,869	5,380,680

Royce Opportunity Fund	1,675,004,665	(76,019,288)	276,488,229	352,507,517

Royce Pennsylvania Mutual Fund	2,189,110,079	786,307,686	968,356,052	182,048,366

Royce Premier Fund	1,700,910,492	956,640,060	1,075,507,309	118,867,249

Royce Small-Cap Leaders Fund	98,909,689	10,234,646	18,251,055	8,016,409

Royce Small-Cap Value Fund	537,758,983	(10,951,495)	43,400,062	54,351,557

Royce Smaller-Companies Growth Fund	549,860,966	113,704,208	169,958,554	56,254,346

Royce Special Equity Fund	1,259,798,347	238,362,879	287,186,268	48,823,389

Royce Special Equity Multi-Cap Fund	128,164,674	9,691,803	18,627,099	8,935,296

Royce Total Return Fund	2,000,934,136	862,007,795	1,008,270,532	146,262,737

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.

     Distributions during the years ended December 31, 2015 and 2014, were characterized as follows for tax purposes:

	ORDINARY INCOME		LONG-TERM CAPITAL GAINS

	2015	2014	2015		2014

Royce Dividend Value Fund	$7,156,120	$12,195,408	$25,464,508		$23,024,780

Royce Heritage Fund	1,725,809	2,018,745	20,593,033		17,471,788

Royce Low-Priced Stock Fund	18,994	339,434	34,010,360		211,494,646

Royce Micro-Cap Fund	–	–	34,625,922		52,387,408

Royce Micro-Cap Opportunity Fund	–	163,809	881	[1]	440,693

Royce Opportunity Fund	–	17,017,298	141,135,200		279,105,352

Royce Pennsylvania Mutual Fund	25,887,791	43,932,360	576,766,684		613,707,099

Royce Premier Fund	21,088,665	20,910,671	531,173,021		536,357,291

Royce Small-Cap Leaders Fund	981,038	316,884	20,401,545		24,266,367

Royce Small-Cap Value Fund	7,104,967	28,228,550	85,122,373		85,571,976

Royce Smaller-Companies Growth Fund	14,564,048	15,742,439	111,650,125		163,669,222

Royce Special Equity Fund	17,930,855	26,352,843	143,437,907		253,819,292

Royce Special Equity Multi-Cap Fund	5,452,733	4,109,218	6,403,867		9,953,150

Royce Total Return Fund	31,059,982	90,578,976	365,456,939		453,089,553

[1]Includes $286 in return of capital.

    The tax basis components of distributable earnings at December 31, 2015, were as follows:

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS OR (CAPITAL LOSSES NOT SUBJECT TO EXPIRATION)	NET UNREALIZED APPRECIATION (DEPRECIATION)[1]	QUALIFIED LATE YEAR ORDINARY AND POST-OCTOBER LOSS DEFERRALS[2]	TOTAL DISTRIBUTABLE EARNINGS

Royce Dividend Value Fund	$14,357	$5,305,001	$41,386,711	$(75,463)	$46,630,606

Royce Heritage Fund	190,379	418,650	16,872,499	(152,966)	17,328,562

Royce Low-Priced Stock Fund	–	11,290,260	34,009,335	(231,899)	45,067,696

Royce Micro-Cap Fund	–	10,956,223	24,981,466	–	35,937,689

Royce Micro-Cap Opportunity Fund	–	(208,566)	(2,980,809)	(730,399)	(3,919,774)

Royce Opportunity Fund	–	36,112,372	(76,019,287)	–	(39,906,915)

Royce Pennsylvania Mutual Fund	309,402	51,023,089	781,686,354	(3,038,486)	829,980,359

Royce Premier Fund	188,659	164,881,437	956,392,611	(8,829,282)	1,112,633,425

Royce Small-Cap Leaders Fund	–	5,363,834	10,235,753	–	15,599,587

Royce Small-Cap Value Fund	305,122	14,356,797	(10,952,540)	–	3,709,379

Royce Smaller-Companies Growth Fund	–	23,126,114	113,757,605	(172,430)	136,711,289

Royce Special Equity Fund	216,959	–	238,362,878	(2,377,286)	236,202,551

Royce Special Equity Multi-Cap Fund	17,513	(3,124,671)	9,691,803	(1,541,669)	5,042,976

Royce Total Return Fund	3,180,282	85,391,011	862,084,690	–	950,655,983

[1]
Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.

[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

106  |  The Royce Funds 2015 Annual Report to Shareholders

Tax Information (continued):

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2015, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, distribution reclassifications, Real Estate Investment Trusts, publicly traded partnerships and Trusts, foreign currency transactions, foreign capital gains tax, return of capital, equalization, dividend expense on short sales, redemption-in-kind, non-deductible excise taxes paid and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	UNDISTRIBUTED	ACCUMULATED
	NET INVESTMENT	NET REALIZED	PAID–IN
	INCOME (LOSS)	GAIN (LOSS)	CAPITAL

Royce Dividend Value Fund	$(2,194,564)	$2,195,717	$(1,153)

Royce Heritage Fund	(951,469)	(2,964,562)	3,916,031

Royce Low-Priced Stock Fund	742,241	(92,377)	(649,864)

Royce Micro-Cap Fund	59,543	(2,128,994)	2,069,451

Royce Micro-Cap Opportunity Fund	157,400	16,185	(173,585)

Royce Opportunity Fund	5,317,421	408,983	(5,726,404)

Royce Pennsylvania Mutual Fund	(2,779,137)	(99,291,935)	102,071,072

Royce Premier Fund	(119,765)	(143,055,844)	143,175,609

Royce Small-Cap Leaders Fund	(31,011)	(5,672,080)	5,703,091

Royce Small-Cap Value Fund	2,722	(16,541,089)	16,538,367

Royce Smaller-Companies Growth Fund	4,285,889	(4,285,889)	–

Royce Special Equity Fund	–	(113,710,817)	113,710,817

Royce Special Equity Multi-Cap Fund	(934)	934	–

Royce Total Return Fund	(12,010,906)	(41,741,582)	53,752,488

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2012 – 2015) and has concluded that as of December 31, 2015, no provision for income tax is required in the Funds’ financial statements.

Transactions in Affiliated Companies:
An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2015:

		MARKET			REALIZED			MARKET
	SHARES	VALUE	COST OF	COST OF	GAIN	DIVIDEND	SHARES	VALUE
AFFILIATED COMPANY	12/31/14	12/31/14	PURCHASES	SALES	(LOSS)	INCOME	12/31/15	12/31/15

Royce Low-Priced Stock Fund
Tecumseh Products[1]	1,207,365	$3,730,758	$–	$3,651,516	$2,346,072	$–

		3,730,758			2,346,072	–

Royce Micro-Cap Fund
Key Technology[1]	339,814	4,349,619	–	1,882,101	(28,584)	–

Truett-Hurst Cl. A1	191,900	758,005	–	1,148,176	(731,451)	–

		5,107,624			(760,035)	–

Royce Opportunity Fund
A. M. Castle & Co.	626,832	5,002,119	4,708,276	1,854,187	(1,008,172)	–	1,736,183	$2,760,531

Amtech Systems	252,710	2,565,006	1,866,731	93,717	(36,281)	–	743,606	4,654,974

BTU International[1]	806,549	2,653,546	–	–	–	–

Dixie Group	845,735	7,755,390	295,342	180,623	(49,716)	–	866,135	4,529,886

Fuel Systems Solutions	566,700	6,199,698	3,404,208	1,654,711	(638,140)	–	919,302	4,495,387

Identiv[1]	526,268	7,309,863	1,325,080	3,379,187	(2,503,513)	–

LMI Aerospace	702,037	9,898,722	1,600,550	228,552	(70,955)	–	829,530	8,353,367

Noranda Aluminum Holding Corporation	1,897,883	6,680,548	1,087,068	236,953	(33,309)	38,713	541,092	173,150

Northwest Pipe	386,556	11,643,067	2,932,344	1,096,860	(371,426)	–	509,994	5,706,833

Pericom Semiconductor[1]	1,221,199	16,535,034	–	10,150,426	9,560,251	176,399

Planar Systems[1]	1,079,499	9,035,407	1,053,770	3,955,967	3,866,768	–

SigmaTron International	345,772	2,309,757	26,493	11,354	237	–	347,772	2,618,723

Spire Corporation[1]	675,600	172,278	3,599	1,986,922	(1,946,821)	–

TRC Companies[1]	1,740,430	11,034,326	–	5,014,530	(1,965,666)	–

		98,794,761			4,803,257	215,112		33,292,851

Royce Pennsylvania Mutual Fund
America’s Car-Mart[1]	500,900	26,738,042	–	3,141,785	2,230,599	–

Destination Maternity[1]	648,466	10,343,033	793,983	11,778,826	(7,695,898)	406,432

DTS	1,007,929	30,993,817	972,741	3,783,144	(143,214)	–	910,629	20,562,003

The Royce Funds 2015 Annual Report to Shareholders | 107

Notes to Financial Statements (continued)

Transactions in Affiliated Companies (continued):

		MARKET			REALIZED			MARKET
	SHARES	VALUE	COST OF	COST OF	GAIN	DIVIDEND	SHARES	VALUE
AFFILIATED COMPANY	12/31/14	12/31/14	PURCHASES	SALES	(LOSS)	INCOME	12/31/15	12/31/15

Royce Pennsylvania Mutual Fund
(continued)

Fabrinet[1]	1,790,355	$31,760,898	$1,566,675	$18,263,226	$4,174,257	$–

FRP Holdings	254,400	9,975,024	11,154,081	1,752,000	(219,586)	–	518,912	$17,611,874

Key Tronic[1]	681,935	5,414,564	5,260	2,363,878	(638,327)	–

PICO Holdings[1]	1,319,011	24,863,357	2,063,566	20,137,506	(11,409,370)	–

Preformed Line Products	352,478	19,255,873	–	3,738,255	(1,771,591)	258,802	305,178	12,847,994

STRATTEC SECURITY	263,950	21,796,991	1,828,569	2,174,027	(298,325)	130,307	260,547	14,718,300

Weyco Group[1]	590,500	17,520,135	–	1,179,772	423,593	441,111

		198,661,734			(15,347,862)	1,236,652		65,740,171

Royce Premier Fund
Acacia Research[1]	3,075,472	52,098,496	–	67,134,113	(28,531,187)	167,904

Benchmark Electronics[1]	2,702,100	68,741,424	–	50,325,672	6,250,231	–

Cabot Microelectronics[1]	1,321,074	62,513,222	–	18,352,352	11,226,812	–

Ferroglobe[1]	5,094,972	87,786,367	–	73,194,473	18,399,483	289,206

Forward Air[1]	1,360,228	68,514,684	18,353,210	19,590,013	363,591	681,337

Kennedy-Wilson Holdings[1]	5,318,014	134,545,754	–	85,086,614	11,285,589	1,624,629

MKS Instruments[1]	3,028,910	110,858,106	–	33,385,827	8,762,635	1,763,449

Pason Systems	3,981,100	75,009,708	10,470,252	8,417,315	(1,188,780)	2,244,622	4,219,700	59,131,302

Ritchie Bros. Auctioneers[1]	5,442,714	146,354,580	–	45,540,133	21,839,209	2,435,819

Schnitzer Steel Industries Cl. A1	1,795,805	40,513,361	–	56,990,886	(26,764,674)	327,695

SEACOR Holdings[1]	982,527	72,520,318	15,674,160	29,652,728	(5,353,503)	–

Semperit AG Holding[1]	1,927,361	93,265,167	–	69,013,987	(15,294,599)	8,095,993

Simpson Manufacturing[1]	2,630,933	91,030,282	–	32,723,936	29,510,841	1,154,278

Sun Hydraulics	1,252,333	49,316,874	23,124,253	–	–	770,255	1,872,426	59,412,077

Thor Industries[1]	3,761,457	210,152,602	–	81,869,740	75,197,149	2,031,693

Trican Well Service[1]	8,450,100	40,512,186	–	74,979,907	(49,934,405)	–

Unit Corporation[1]	2,586,073	88,185,089	–	74,583,273	(31,275,698)	–

		1,491,918,220			24,492,694	21,586,880		118,543,379

Royce Special Equity Fund
Atrion Corporation[1]	115,000	39,101,150	–	8,331,780	30,159,230	36,000

AVX Corporation	9,900,000	138,600,000	–	17,263,282	3,000,414	3,845,100	8,450,000	102,583,000

Bowl America Cl. A	343,048	4,912,447	–	262,801	147,764	224,059	315,948	4,423,272

Children’s Place	2,170,000	123,690,000	1,002,257	45,743,452	8,898,119	1,008,555	1,310,000	72,312,000

CSS Industries	972,385	26,876,721	–	2,671,563	1,094,851	650,229	840,000	23,839,200

Finish Line (The) Cl. A	4,775,000	116,080,250	–	49,464,332	2,645,822	1,328,022	2,467,200	44,606,976

Foster (L.B.) Company[1]	1,000,000	48,570,000	–	31,305,857	(13,009,737)	105,680

Frisch’s Restaurants[1]	505,100	13,536,680	–	10,669,456	6,497,161	194,060

Haverty Furniture	985,163	21,683,438	5,981,402	1,975,694	128,540	395,720	1,161,200	24,896,128

Hawkins	955,432	41,398,869	1,706,901	4,031,126	2,583,831	723,834	835,000	29,867,950

Hooker Furniture			15,981,259	452,299	36,689	135,311	622,000	15,699,280

Hurco Companies	479,319	16,339,985	2,403,895	480,149	913,171	158,749	515,900	13,702,304

Meredith Corporation[1]	2,375,000	129,010,000	2,133,779	29,369,571	9,619,965	3,587,990

National Presto Industries	656,500	38,103,260	–	16,342,769	(139,471)	2,658,825	450,000	37,287,000

Neenah Paper	1,272,808	76,712,138	5,969,070	11,565,138	2,464,946	1,530,692	1,150,000	71,794,500

Park Electrochemical	1,458,382	36,357,463	8,509,149	1,996,600	694,640	2,835,311	1,792,000	26,987,520

ScanSource[1]	2,400,000	96,384,000	–	92,910,970	(3,111,223)	–

Scholastic Corporation[1]	2,725,000	99,244,500	5,457,436	39,249,563	10,030,741	1,102,110

Schweitzer-Mauduit International[1]	2,300,000	97,290,000	–	89,112,158	(7,529,384)	2,047,000

Standard Motor Products	2,268,000	86,456,160	–	12,464,267	4,481,881	1,293,750	1,840,000	70,012,000

UniFirst Corporation	1,542,278	187,309,663	–	11,579,280	9,543,916	218,421	1,360,000	141,712,000

Universal Corporation[1]	1,900,000	83,562,000	–	87,642,275	(1,264,436)	1,862,328

Weis Markets[1]	1,486,100	71,065,302	63,176	11,187,545	607,932	1,651,830

		1,592,284,026			68,495,362	27,593,576		679,723,130

Royce Total Return Fund
Chase Corporation	773,974	27,855,324	–	2,045,287	3,370,821	445,038	635,674	25,891,002

Houston Wire & Cable[1]	1,378,225	16,469,789	–	8,799,061	(4,998,964)	559,486

Landauer	553,400	18,893,076	–	1,920,217	(630,128)	572,743	515,300	16,963,676

108 | The Royce Funds 2015 Annual Report to Shareholders

Transactions in Affiliated Companies (continued):

		MARKET			REALIZED			MARKET
	SHARES	VALUE	COST OF	COST OF	GAIN	DIVIDEND	SHARES	VALUE
AFFILIATED COMPANY	12/31/14	12/31/14	PURCHASES	SALES	(LOSS)	INCOME	12/31/15	12/31/15

Royce Total Return Fund
(continued)

Mueller (Paul) Company	116,700	$5,391,540	$–	$–	$–	$–	116,700	$3,034,200

Starrett (L.S.) Company (The) Cl. A	529,400	10,550,942	–	505,000	(317,596)	211,760	509,400	4,951,368

		79,160,671			(2,575,867)	1,789,027		50,840,246

[1] Not an Affiliated Company at December 31, 2015.

Merger Information:
On August 10, 2015, Royce Small-Cap Leaders Fund (formerly Royce 100 Fund) acquired all of the assets and assumed all of the liabilities of Royce Select Fund I. Based on the opinion of counsel delivered to Royce Small-Cap Leaders Fund, the acquisition, which was approved by shareholders of Royce Select Fund I on July 27, 2015, qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Royce Select Fund I’s net assets of $20,278,826, including $3,131,917 of unrealized appreciation, were combined with Royce Small-Cap Leaders Fund for total net assets after the acquisition of $155,179,959.

The Royce Funds 2015 Annual Report to Shareholders | 109

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and the Shareholders of Royce Dividend Value Fund, Royce Heritage Fund, Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Micro-Cap Opportunity Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Leaders Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund, Royce Special Equity Multi-Cap Fund and Royce Total Return Fund.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Dividend Value Fund, Royce Heritage Fund, Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Micro-Cap Opportunity Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Leaders Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund, Royce Special Equity Multi-Cap Fund and Royce Total Return Fund (constituting The Royce Fund, hereafter referred to as the “Funds”) at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 19, 2016

110 | The Royce Funds 2015 Annual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire six-month period ended December 31, 2015. Service, Consultant, R and K Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2015, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR RETURN BEFORE EXPENSES)

	Beginning Account	Ending Account Value	Expenses Paid During	Beginning Account	Ending Account Value	Expenses Paid During	Annualized Expense
	Value 7/1/15	12/31/15	the Period[1]	Value 7/1/15	12/31/15	the Period[1]	Ratio[2]

Investment Class
Royce Dividend Value Fund	$1,000.00	$919.67	$5.95	$1,000.00	$1,019.00	$6.26	1.23%

Royce Heritage Fund[3]	1,000.00	925.15	5.43	1,000.00	1,019.56	5.70	1.12%

Royce Low-Priced Stock Fund	1,000.00	872.99	5.85	1,000.00	1,018.95	6.31	1.24%

Royce Micro-Cap Fund	1,000.00	878.97	7.06	1,000.00	1,017.69	7.58	1.49%

Royce Micro-Cap Opportunity Fund	1,000.00	805.59	5.64	1,000.00	1,018.95	6.31	1.24%

Royce Opportunity Fund	1,000.00	858.58	5.53	1,000.00	1,019.26	6.01	1.18%

Royce Pennsylvania Mutual Fund	1,000.00	885.05	4.23	1,000.00	1,020.72	4.53	0.89%

Royce Premier Fund	1,000.00	886.21	5.28	1,000.00	1,019.61	5.65	1.11%

Royce Small-Cap Leaders Fund	1,000.00	877.91	5.87	1,000.00	1,018.95	6.31	1.24%

Royce Small-Cap Value Fund	1,000.00	877.15	5.87	1,000.00	1,018.95	6.31	1.24%

Royce Smaller-Companies Growth Fund	1,000.00	902.36	5.95	1,000.00	1,018.95	6.31	1.24%

Royce Special Equity Fund	1,000.00	881.05	5.50	1,000.00	1,019.36	5.90	1.16%

Royce Special Equity Multi-Cap Fund	1,000.00	892.96	5.01	1,000.00	1,019.91	5.35	1.05%

Royce Total Return Fund	1,000.00	921.21	5.57	1,000.00	1,019.41	5.85	1.15%

Service Class
Royce Dividend Value Fund	1,000.00	918.23	7.01	1,000.00	1,017.90	7.37	1.45%

Royce Heritage Fund[3]	1,000.00	924.30	6.06	1,000.00	1,018.90	6.36	1.25%

Royce Low-Priced Stock Fund	1,000.00	872.73	6.80	1,000.00	1,017.95	7.32	1.44%

Royce Micro-Cap Fund	1,000.00	878.60	7.62	1,000.00	1,017.09	8.19	1.61%

Royce Micro-Cap Opportunity Fund	1,000.00	804.86	6.78	1,000.00	1,017.69	7.58	1.49%

Royce Opportunity Fund	1,000.00	856.36	6.97	1,000.00	1,017.69	7.58	1.49%

Royce Pennsylvania Mutual Fund	1,000.00	885.64	4.42	1,000.00	1,020.52	4.74	0.93%

Royce Premier Fund	1,000.00	885.37	6.42	1,000.00	1,018.40	6.87	1.35%

Royce Small-Cap Leaders Fund	1,000.00	876.00	7.05	1,000.00	1,017.69	7.58	1.49%

Royce Small-Cap Value Fund	1,000.00	876.00	6.95	1,000.00	1,017.80	7.48	1.47%

Royce Smaller-Companies Growth Fund	1,000.00	901.37	6.85	1,000.00	1,018.00	7.27	1.43%

Royce Special Equity Fund	1,000.00	879.90	6.59	1,000.00	1,018.20	7.07	1.39%

Royce Special Equity Multi-Cap Fund	1,000.00	891.61	5.86	1,000.00	1,019.00	6.26	1.23%

Royce Total Return Fund	1,000.00	920.04	6.68	1,000.00	1,018.25	7.02	1.38%

The Royce Funds 2015 Annual Report to Shareholders | 111

Understanding Your Fund’s Expenses (unaudited) (continued)

	ACTUAL			HYPOTHETICAL (5% PER YEAR RETURN BEFORE EXPENSES)

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During the Period[1]	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During the Period[1]	Annualized Expense Ratio[2]

Consultant Class
Royce Dividend Value Fund	$1,000.00	$915.78	$10.82	$1,000.00	$1,013.91	$11.37	2.24%

Royce Heritage Fund[3]	1,000.00	920.51	10.84	1,000.00	1,013.91	11.37	2.24%

Royce Micro-Cap Fund	1,000.00	874.36	11.95	1,000.00	1,012.45	12.83	2.53%

Royce Opportunity Fund	1,000.00	852.91	10.70	1,000.00	1,013.66	11.62	2.29%

Royce Pennsylvania Mutual Fund	1,000.00	880.89	9.29	1,000.00	1,015.32	9.96	1.96%

Royce Premier Fund	1,000.00	881.18	10.43	1,000.00	1,014.12	11.17	2.20%

Royce Small-Cap Value Fund	1,000.00	872.01	10.81	1,000.00	1,013.66	11.62	2.29%

Royce Smaller-Companies Growth Fund	1,000.00	897.34	10.71	1,000.00	1,013.91	11.37	2.24%

Royce Special Equity Fund	1,000.00	876.34	10.40	1,000.00	1,014.12	11.17	2.20%

Royce Special Equity Multi-Cap Fund	1,000.00	887.99	9.47	1,000.00	1,015.17	10.11	1.99%

Royce Total Return Fund	1,000.00	916.02	10.58	1,000.00	1,014.17	11.12	2.19%

Institutional Class
Royce Dividend Value Fund	1,000.00	918.31	5.03	1,000.00	1,019.96	5.30	1.04%

Royce Low-Priced Stock Fund	1,000.00	874.53	5.01	1,000.00	1,019.86	5.40	1.06%

Royce Opportunity Fund	1,000.00	859.07	4.97	1,000.00	1,019.86	5.40	1.06%

Royce Pennsylvania Mutual Fund	1,000.00	885.24	3.90	1,000.00	1,021.07	4.18	0.82%

Royce Premier Fund	1,000.00	886.23	4.94	1,000.00	1,019.96	5.30	1.04%

Royce Small-Cap Value Fund	1,000.00	878.34	5.07	1,000.00	1,019.81	5.45	1.07%

Royce Smaller-Companies Growth Fund	1,000.00	903.09	5.18	1,000.00	1,019.76	5.50	1.08%

Royce Special Equity Fund	1,000.00	881.20	5.03	1,000.00	1,019.86	5.40	1.06%

Royce Special Equity Multi-Cap Fund	1,000.00	893.25	4.25	1,000.00	1,020.72	4.53	0.89%

Royce Total Return Fund	1,000.00	920.76	5.08	1,000.00	1,019.91	5.35	1.05%

W Class
Royce Premier Fund	1,000.00	885.98	5.28	1,000.00	1,019.61	5.65	1.11%

Royce Total Return Fund	1,000.00	920.33	5.76	1,000.00	1,019.21	6.06	1.19%

R Class
Royce Heritage Fund	1,000.00	921.29	8.91	1,000.00	1,015.93	9.35	1.84%

Royce Low-Priced Stock Fund	1,000.00	870.51	8.68	1,000.00	1,015.93	9.35	1.84%

Royce Opportunity Fund	1,000.00	855.10	8.88	1,000.00	1,015.63	9.65	1.90%

Royce Pennsylvania Mutual Fund	1,000.00	881.15	8.72	1,000.00	1,015.93	9.35	1.84%

Royce Premier Fund	1,000.00	882.82	8.49	1,000.00	1,016.18	9.10	1.79%

Royce Small-Cap Leaders Fund	1,000.00	873.93	8.69	1,000.00	1,015.93	9.35	1.84%

Royce Small-Cap Value Fund	1,000.00	875.24	8.65	1,000.00	1,015.98	9.30	1.83%

Royce Smaller-Companies Growth Fund	1,000.00	899.52	8.81	1,000.00	1,015.93	9.35	1.84%

Royce Total Return Fund	1,000.00	917.88	8.80	1,000.00	1,016.03	9.25	1.82%

K Class
Royce Heritage Fund	1,000.00	923.64	7.71	1,000.00	1,017.19	8.08	1.59%

Royce Low-Priced Stock Fund	1,000.00	872.70	7.51	1,000.00	1,017.19	8.08	1.59%

Royce Opportunity Fund	1,000.00	856.41	7.53	1,000.00	1,017.09	8.19	1.61%

Royce Pennsylvania Mutual Fund	1,000.00	882.02	7.68	1,000.00	1,017.04	8.24	1.62%

Royce Premier Fund	1,000.00	881.97	8.54	1,000.00	1,016.13	9.15	1.80%

Royce Small-Cap Leaders Fund	1,000.00	875.54	7.52	1,000.00	1,017.19	8.08	1.59%

Royce Small-Cap Value Fund	1,000.00	875.21	8.41	1,000.00	1,016.23	9.05	1.78%

Royce Smaller-Companies Growth Fund	1,000.00	900.47	7.62	1,000.00	1,017.19	8.08	1.59%

Royce Total Return Fund	1,000.00	919.04	6.92	1,000.00	1,018.00	7.27	1.43%

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period).
[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	GiftShare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.

112  |  The Royce Funds 2015 Annual Report to Shareholders

Federal Tax Information

In January 2016, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2015.

2015 Supplemental Tax Information:

FUND	% QDI	% U.S. GOVT INCOME	% INCOME QUALIFYING FOR DRD	LONG-TERM CAPITAL GAIN DISTRIBUTION OR MAXIMUM ALLOWABLE (000’S)

Royce Dividend Value Fund	93.61%	N/A	93.18%	$24,465

Royce Heritage Fund	100.00%	N/A	100.00%	24,517

Royce Low-Priced Stock Fund	100.00%	N/A	100.00%	34,010

Royce Micro-Cap Fund	0.00%	N/A	0.00%	36,704

Royce Micro-Cap Opportunity Fund	0.00%	N/A	0.00%	1

Royce Opportunity Fund	0.00%	N/A	0.00%	141,135

Royce Pennsylvania Mutual Fund	100.00%	N/A	100.00%	678,838

Royce Premier Fund	100.00%	N/A	100.00%	674,349

Royce Small-Cap Leaders Fund	100.00%	N/A	100.00%	26,105

Royce Small-Cap Value Fund	50.55%	N/A	100.00%	101,661

Royce Smaller-Companies Growth Fund	30.71%	N/A	21.11%	111,650

Royce Special Equity Fund	100.00%	N/A	100.00%	181,671

Royce Special Equity Multi-Cap Fund	100.00%	N/A	100.00%	6,404

Royce Total Return Fund	100.00%	N/A	100.00%	419,214

DEFINITIONS:
% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

The Royce Funds 2015 Annual Report to Shareholders  |  113

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee[1]
Age: 76 | Number of Funds Overseen: 25 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Chief Executive Officer and a Member of the Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Christopher D. Clark, Trustee[1], President
Age: 50 | Number of Funds Overseen: 25 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director and, since June 2015, a Member of the Board of Managers of Royce having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee
Age: 67 | Number of Funds Overseen: 25 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 77 | Number of Funds Overseen: 25 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television, and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 76 | Number of Funds Overseen: 25 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 73 | Number of Funds Overseen: 46 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 76 | Number of Funds Overseen: 25 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 70 | Number of Funds Overseen: 46 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Trustee
Age: 57 | Number of Funds Overseen: 25 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 48 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 53 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 49 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Principal, Chief Financial Officer, and Chief Administrative Officer of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 48 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel and, since June 2015, a Member of the Board of Managers of Royce; Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 56 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1]	Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

114 | The Royce Funds 2015 Annual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2015, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2015 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Investments in foreign securities, which generally may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
• the Funds’ future operating results,
• the prospects of the Funds’ portfolio companies,

• the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

• the ability of the Funds’ portfolio companies to achieve their objectives.

This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www. sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly and are available at www.roycefunds.com.

The Royce Funds 2015 Annual Report to Shareholders | 115

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116 | This page is not part of the 2015 Annual Report to Shareholders

roycefunds.com

GET THE LATEST INSIGHTS AND NEWS ON THE ROYCE FUNDS

THE BLOG

The Bear’s Awake. Now what?
With the Russell 2000 Index down 20% from its 2015 high, we are officially in a bear market. We believe the small-cap market cycle is a healthy one and that current valuations are creating opportunities to build strong absolute long-term performance.

These 2 Charts Show Why the Market May Be Shifting
Credit spreads are widening (contracting access to capital) while the long-running edge for small-cap growth looks statistically ready to change.

MEDIA MENTIONS

Time to Think Small
Francis Gannon on Nightly Business Report Co-CIO Francis Gannon joins Nightly Business Report hosts Tyler Mathisen and Sue Herera to discuss small-cap performance, the market’s transition from growth to value, and the role of active management in 2016.

Setup for Small-Caps
Jay Kaplan on CNBC’s Power Lunch Portfolio Manager Jay Kaplan talks to CNBC’s Power Lunch hosts Melissa Lee and Brian Sullivan about how small-cap could be set up for a healthy run.

Royce Opportunity Fund in “Money 50” List
For the third year in a row Royce Opportunity Fund made the “Money 50” list.

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eDelivery saves paper, time, and fund expenses.[1] Sign up now to view statements, prospectuses, financial reports, and tax forms online. roycefunds.com/edelivery	Connect with us on LinkedIn, follow us on Twitter, watch us on YouTube and subscribe to our RSS feed. Visit roycefunds.com/subscribe to sign up for our monthly eWord newsletter to stay up to date on the latest from Royce.

[1] Any direct Royce Funds IRA investor who chooses eDelivery of prospectuses, financial reports, and Royce Review will be exempt from the $15 annual IRA maintenance fee. (We will continue to also waive the fee for investors with more than $20,000 invested in Royce IRAs at the time the fee is charged, and for new transfer and rollover accounts in their first year.)

This page is not part of the 2015 Annual Report to Shareholders | 117

About The Royce Funds	Contact Us

Wealth of Experience
With approximately $19 billion in total assets under management, Royce & Associates is committed to the same investment principles that have served us well for more than 40 years. Chuck Royce, our Chief Executive Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes 24 portfolio managers and analysts and seven traders.
GENERAL INFORMATION General Royce Funds information including: • How to open an account • An overview of our firm and Funds • Ordering literature including Prospectuses (800) 221-4268

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available micro-cap, small-cap, and/or mid-cap portfolios. We have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.
ACCOUNT INFORMATION Speak with a representative about: • Your account, transactions, and forms (800) 841-1180

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.
FINANCIAL ADVISORS, CONSULTANTS,
AND INSTITUTIONS
Speak with your regional Royce contact regarding:
• Scheduling a meeting or call
• Information about our firm, strategies, and funds
• Resources for financial professionals, such as
  portfolio attribution reports
(800) 337-6923

Co-Ownership of Funds
It is important that our employees and shareholders share a common financial goal. Our officers, employees, and their families currently have approximately $111 million invested in The Royce Funds and are often among the largest individual shareholders.
AUTOMATED ACCOUNT INFORMATION 24-hour Automated Telephone Service (800) 878-6923

DECEMBER 31, 2015

2015 Annual
Review and Report to Shareholders

Royce European Small-Cap Fund

Royce Global Financial Services Fund

Royce Global Value Fund

Royce International Micro-Cap Fund

Royce International Premier Fund

Royce International Small-Cap Fund

roycefunds.com

Table of Contents

Annual Review

Letter to Our Shareholders	1

Performance and Expenses	5

Annual Report to Shareholders

Managers’ Discussions of Fund Performance

Royce European Small-Cap Fund	6

Royce Global Financial Services Fund	8

Royce Global Value Fund	10

Royce International Micro-Cap Fund	12

Royce International Premier Fund	14

Royce International Small-Cap Fund	16

Schedules of Investments and Financial Statements	18

Notes to Financial Statements	36

Report of Independent Registered Public Accounting Firm	43

Understanding Your Fund’s Expenses	44

Trustees and Officers	46

Board Approval of Investment Advisory Agreements	47

Results of Shareholders Meeting	48

Notes to Performance and Other Important Information	49

This page is not part of the 2015 Annual Report to Shareholders

Letter to Our Shareholders

"THE BEST MUSICAL"
NOW SHOWIN
RESTAUR
STUDIO
PARK
ACE
CADE

THE DIVERGENCE
It was the sort of year in which evaluating global equity market results depended on where you were standing when 2015 ended. To one group of investors, returns might have seemed unexceptional, to others disappointing, and to a third, fortunate group, calendar-year results offered a welcome rebound following a disappointing 2014. When we look at results for our funds and the major global indexes, however, we see performances that mostly mask the high levels of volatility that ran through the world’s major stock markets during the year, especially from June through December. The year’s divergent equity results contained interesting variances at different levels. First was the 12-month course of returns—the year’s first five-plus months saw mostly rising share prices across the globe before global equities were rocked by negative developments in Greece and China, with Chinese stocks plummeting 30% in the three weeks leading up to our Independence Day. These events, along with the ongoing decline in oil prices, made the losses far more worrisome than a typical correction, which largely explains why the third-quarter downturn was one of the steepest for many indexes since 2011. It was also telling that those areas that lost least in this period—two notable examples were European small-caps and U.S. large-caps—also finished the year as a whole in better condition.
This brings us to a second and third divergence—the strength of Japanese and developed European markets vis-à-vis the rest of the globe and the inversion of small- and large-cap results between developed Europe and the U.S. Small-cap was noticeably stronger than large-cap in Europe, while the opposite was true for the domestic indexes and, to a lesser degree, Japan. Weathering the third-quarter down phase better than their similarly domiciled large-cap peers helped the Russell Small Cap Europe Index to gain a robust 9.4% in 2015, even with the headwind of a strong U.S. dollar (its euro-denominated calendar-year return was 21.8%). The strength of non-U.S. small-cap was mostly limited to Europe and Japan, however. The Russell ex-U.S. Global Small Cap advanced only 0.5% in 2015 while the domestic Russell 2000 Index fell 4.4% in its first negative calendar year since 2011. Non-U.S. large-cap had it worse—the Russell ex-U.S. Large Cap lost 5.0% in 2015. For their part, U.S. large-caps, as measured by the Russell 1000 and S&P 500 Indexes, had low single-digit positive returns, just barely escaping a volatile and bearish December to finish the year with modestly positive results. The Nasdaq Composite led in the U.S., gaining 5.7%.

This page is not part of the 2015 Annual Report to Shareholders | 1

LETTER TO OUR SHAREHOLDERS

To one group of investors, returns in 2015 might have seemed unexceptional, to others disappointing, and to a third, fortunate group, calendar-year results offered a welcome rebound following a disappointing 2014.

“A WILD RIDE TO NOWHERE”
With so many indexes experiencing high volatility but low, single-digit negative or positive returns for the year, we agree with Royce’s own Charlie Dreifus, who described 2015 as “a wild ride to nowhere.” We can think of no more fitting way to characterize the period’s broadly divergent results at the levels of geography, sector and industry. Looking at small-cap sectors globally, and with an eye toward these divergences, we first want to note that there were strong contributions for Health Care, along with discrete, more growth-oriented pockets of Information Technology (software in particular) and weakness in Energy and Materials. The similarities between much of the rest of the world (specifically Europe) and the U.S. did not extend much farther. Inside the Russell Global ex-U.S. Small Cap Index, the largest contribution came from Consumer Staples, with Health Care closely following, while the latter sector not only led within the Russell 2000, but was dominant.

There was another, more dramatic difference. Among non-U.S. small-caps, Energy detracted most out of the index’s 10 equity sectors, and this sector was also a significant detractor in the Russell 2000 as oil prices continued to slide during the year. The Consumer Discretionary sector was a solid contributor in the Russell Global ex-U.S. Small Cap. Two industries—hotels, restaurants & leisure and household durables—drove results. This is consistent with the historical trend in the developed world of low energy prices creating widespread demand for discretionary purchases. (It also supports the recent thesis that consumers are increasingly more interested in experiences than things.) What is interesting to us is the way in which it stands in such stark contrast to 2015 results in the domestic small-cap index, where Consumer Discretionary joined Energy and Industrials as the Russell 2000’s three largest detractors. In addition, small-cap retail struggled mightily in the U.S. (and in a number of emerging markets countries) but was modestly positive in the non-U.S. small-cap index in 2015. This points to a pattern in 2015 in which stocks in developed countries that imported commodities generally did better, especially those that also had less exposure to more economically sensitive, commodity-related industries.

Of course, few stock market cycles have been shaped as deeply as the current period has been by forces beyond the companies themselves. So while factors such as interest rates, commodity prices, technological innovation, consumer confidence, and the like always influence the movement of share prices to some extent, the fragility of the global economy in the years following the crisis has resulted in levels of central bank and other government

Equity Indexes
As of December 31, 2015 (%)

•
The Calendar Year Was a Wild Ride To Nowhere—2015 saw single-digit losses for a number of global and domestic indexes. The important exceptions to these mostly modest equity declines came from U.S. large-caps, the Nasdaq Composite, international small-caps, and European issues (especially small-caps).

•
Longer-Term Perspective—Returns Moving Lower Toward More Historically Typical Levels–Three- and five-year returns remained higher than their long-term rolling averages but were down noticeably from where they were for the same periods through 6/30/15. Large-cap led for the three- and five-year periods ended 12/31/15, followed for both periods by the Russell Midcap, Russell Microcap, and Russell 2000. The Russell 2000 Growth outpaced the Russell 2000 Value for the three- and five-year periods ended 12/31/15.

	1-YR	3-YR	5-YR	10-YR

Russell 2000	-4.41	11.65	9.19	6.80

S&P 500	1.38	15.13	12.57	7.31

Russell 1000	0.92	15.01	12.44	7.40

Nasdaq Composite	5.73	18.37	13.55	8.55

Russell Midcap	-2.44	14.18	11.44	8.00

Russell Microcap	-5.16	12.70	9.23	5.13

Russell Global ex-U.S. Small Cap	0.50	4.32	1.87	4.40

Russell Global ex-U.S. Large Cap	-5.02	2.07	1.40	3.25

Russell Europe Small Cap	9.37	10.97	6.69	5.76

For details on The Royce Funds’ performance in the period, please turn to the Managers’ Discussions that begin on page 6.

2 | This page is not part of the 2015 Annual Report to Shareholders

LETTER TO OUR SHAREHOLDERS

We think the recent recovery for many European and Japanese businesses and the likely bottoming we think we’re seeing in many emerging markets and more commodity-dependent developed countries bode well for our approaches. Indeed, the opportunity set outside the U.S. looks both abundant and attractive to us based on the combination we see of compelling valuation, company quality, and growth prospects.

interventions not seen since The Great Depression. These actions were almost assuredly necessary to keep many economies afloat. At the same time, however, these policies—particularly zero interest rates and quantitative easing (some versions of which are now in effect in Europe and Japan)—had significant unintended consequences. To be sure, the road back is proving both longer and more winding than any of us could have foreseen at almost any point over the last seven years. At this writing in January of 2016 we know the path in front of us will have its own share of formidable challenges as we embark on the latest leg of the journey.

As equity investors, we thus find ourselves in a curious, ambiguous place. The number of risks affecting share prices (among other things) is long and somewhat chilling: Weak commodity prices, flagging currency in China, elevated credit concerns, and geopolitical instability. By year-end, the spread between the U.S. 10-Year note and the Two-Year note—which, when it inverts, often signals recession—had narrowed to a point near the bottom of its six-year range at about 122 basis points. Still far from inverted, it is worth keeping an eye on. We also saw widening credit spreads, a growing number of defaults, and additional signs of a potential credit crunch, especially in the energy industry. Our concerns over credit only intensified in light of the market’s mild reaction to the Fed’s hike on December 16. The situation is of particular interest and concern to us as small-cap specialists. As has been the case historically, a significant deterioration in access to capital would likely have a larger negative impact on small-caps, especially those carrying excess leverage. Of course, this development could also produce an advantage for more conservatively capitalized small-cap businesses—and we own plenty across our strategies. This is one facet of what we believe is a strong case for disciplined, contrarian, bottom-up small-cap approaches that put a premium on managing risk. More widespread success for these kinds of approaches would be a welcome departure from 2015’s divergences.
WHERE ARE WE NOW?
Amid all this, the question is: Where are we now? We first want to stress that while the global equity and other capital markets are under pressure, not all the news is grim. Outside the U.S., five years of lower-than-average equity returns have created numerous compelling opportunities, which include Europe. One year of strong small-cap results has not raised valuations to levels that we see as unreasonable. Europe and Japan have both seen underlying improvements in their respective economies, with growth so far being modest. As for developing markets, the overall environment remains challenging as growth rates in these countries have cooled considerably. While there may be a little bit more downside in these nations, we think they should recover nicely once they bottom, as they have done historically. Several notable bright spots are also present in the U.S. that militate against the rising wave of recessionary anxieties: job growth remains steady, while real incomes, as well as expectations, have risen. Perhaps more important is the fact that household formations picked up in 2015 and many expect them to rise again in 2016. The economy also received a probable boost late in December when the government passed a budget deal that increased spending and put business tax credits in place. These moves, which could add as much as 0.7% to U.S. GDP in 2016, could also help areas as diverse as technology, defense, consumer, and nonresidential construction.

All that being said, many investors are understandably anxious over the “4 Cs” of commodities, currency, credit, and China—worries that were intense even before the massive sell-off that opened 2016. As mentioned, we peg the troubled state of the global credit markets as the greatest concern for small-cap investors, especially in the near term. Yet we also believe that these uncertain conditions offer fertile ground for disciplined stock pickers (though January’s ground probably felt more like quicksand for many). The driving force behind each of our distinct value and core investment strategies is a bottom-up approach, the result of our firm conviction that deep knowledge of companies

This page is not part of the 2015 Annual Report to Shareholders | 3

LETTER TO OUR SHAREHOLDERS

and their industry dynamics ultimately matters more than the larger macro picture. While the last five years have not always been kind to these approaches, we think the recent recovery for many European and Japanese businesses and the likely bottoming we think we’re seeing in many emerging markets and more commodity-dependent developed countries bode well for our approaches. Indeed, the opportunity set outside the U.S. looks both abundant and attractive to us based on the combination we see of compelling valuation, company quality, and growth prospects. We also think we are entering a period of lower equity returns for U.S. stocks. Long-term returns for the Russell 2000 have shifted from spectacular highs to levels more in line with their historical averages, a trend we think will continue, resulting in U.S. small-caps returns over the next three to five years that will be positive, but lower than (or close to) their long-term average.
Regardless of locale, we expect leadership to come from companies with low leverage, high returns on invested capital, and other financial and/or operational strengths, which should bode well for many of our holdings. So while there may be additional pain for many small-caps in the initial phase of a significant credit or other market-rocking event, we think financially self-supporting companies should emerge in far better condition than their more highly leveraged and/or less profitable peers. Earnings will matter. Assuming that the current slow-growth economic pace continues across the globe, we see those companies that are capable of expanding revenues, margins, and/or P/E multiples as well positioned to benefit.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chief Executive Officer,	President and Co-Chief Investment Officer,	Co-Chief Investment Officer,
Royce & Associates, LLC	Royce & Associates, LLC	Royce & Associates, LLC

January 31, 2016

4 | This page is not part of the 2015 Annual Report to Shareholders

Performance and Expenses

Performance and Expenses
As of December 31, 2015

	AVERAGE ANNUAL TOTAL RETURNS (%)						ANNUAL OPERATING EXPENSES (%)
					SINCE	INCEPTION
	1-YR	3-YR	5-YR	10-YR	INCEPTION	DATE	GROSS	NET

Royce European Small-Cap Fund	12.84	5.10	2.75	N/A	3.20	12/29/06	2.00[1]	1.44[1]

Royce Global Financial Services Fund	-4.71	11.86	8.43	6.07	7.30	12/31/03	1.93	1.74

Royce Global Value Fund	2.46	0.86	-1.52	N/A	3.78	12/29/06	1.77[1]	1.44[1]

Royce International Micro-Cap Fund	-0.99	4.76	0.50	N/A	0.50	12/31/10	3.47[2]	1.65[2]

Royce International Premier Fund	16.22	8.07	5.33	N/A	5.33	12/31/10	2.68[1]	1.44[1]

Royce International Small-Cap Fund	-1.74	0.89	-0.07	N/A	3.81	6/30/08	1.97[1]	1.44[1]

INDEX

Russell 2000 Index	-4.41	11.65	9.19	6.80	N/A	N/A	N/A	N/A

Russell Global Small Cap Index	-1.78	6.91	4.35	5.10	N/A	N/A	N/A	N/A

Russell Global ex-U.S. Small Cap Index	0.50	4.32	1.87	4.40	N/A	N/A	N/A	N/A

Russell Europe Small Cap Index	9.37	10.97	6.69	5.76	N/A	N/A	N/A	N/A

[1]	Restated to reflect the Fund’s revised contractual investment advisory fee rate as of January 1, 2016 and the Fund’s expenses and average net assets for the nine-month period ended September 30, 2015.
[2]	Restated to reflect the Fund’s revised contractual investment advisory fee rate as of July 1, 2015.

Important Performance, Expense, and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund (1% for Royce Global Financial Services Fund). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Fund’s Service Class shares. Price and total return information is based on net asset values calculated for shareholder transactions. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) to the extent necessary to maintain net operating expenses at or below: 1.49% for Royce Global Financial Services Fund; at or below: 1.64% for Royce International Micro-Cap Fund through April 30, 2016; at or below: 1.44% for Royce European Small-Cap, Global Value, International Premier, and International Small-Cap Funds through December 31, 2016; at or below: 1.99% for Royce International Micro-Cap Fund through April 30, 2025; and at or below 1.99% for Royce European Small-Cap, International Premier, and International Small-Cap Funds through December 31, 2025. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Shares of the Funds’ Service Class bear an annual distribution expense that is not borne by the Funds’ Investment Class. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) The Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Please read the prospectus carefully before investing or sending money. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The Russell Europe Small Cap Index is an unmanaged, capitalization-weighted index of European small-cap stocks. Index returns include net reinvested dividends and/or interest income. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. All index returns include net reinvested dividends and/or interest income. The performance of an index does not represent exactly any particular investment as you cannot invest directly in an index. Distributor: Royce Fund Services, Inc.

This page is not part of the 2015 Annual Report to Shareholders | 5

MANAGERS’ DISCUSSION
Royce European Small-Cap Fund (RES)

David Nadel Mark Rayner, CA

Please Note: Shareholders of Royce European Small-Cap and Global Value Funds (each a “Target Fund”) approved a reorganization plan that will combine those funds with Royce International Premier Fund (“International Premier”). Effective as of the close of business on January 25, 2016, each Target Fund was closed to purchases and exchanges into that Fund. It is currently expected that the reorganizations will be completed in February of 2016. As part of the reorganizations, all of the assets and liabilities of each Target Fund will be exchanged for shares of International Premier, with Target Fund shareholders becoming shareholders of International Premier. The International Premier shares to be received by Target Fund shareholders in the reorganizations will be of the same class and equal in value to the Target Fund shares held by such shareholders immediately prior to the reorganizations. No sales charges or redemption fees will be imposed in connection with the reorganizations.

FUND PERFORMANCE
Royce European Small-Cap Fund gained 12.8% in 2015, outperforming its benchmark, the Russell Europe Small Cap Index, which rose 9.4% for the same period. The Fund gained 11.5% for the year-to-date period ended June 30, 2015, outpacing its benchmark, which gained 10.0% for the same period. The Fund then held up fairly well in the correction that rocked markets in the third quarter, losing 3.0% versus a decline of 4.8% for its benchmark. In the year’s final quarter, European Small-Cap advanced 4.4%, basically even with the 4.4% gain for the Russell Europe Small Cap. The Fund also outperformed its benchmark for the since inception (12/29/06) period ended December 31, 2015.

WHAT WORKED... AND WHAT DIDN’T
Seven of the Fund’s eight equity sectors finished 2015 in positive territory. The biggest net contributions came from Health Care and Information Technology, while Financials, Consumer Discretionary, and Industrials also posted notable net gains. Net losses at the sector level were decidedly modest and came only from Consumer Staples. At the industry level, health care equipment & supplies, software (Information Technology), capital markets (Financials), and electrical equipment (Industrials) were the leaders. Net losses came from aerospace & defense and trading companies & distributors (both groups also in Industrials). European Small-Cap’s leading detractor at the position level was the U.K.’s Brammer, Europe’s leading supplier of quality industrial maintenance, repair, and overhaul products. Steep losses, mostly the result of exposure to the energy industry, helped persuade us to sell our shares in November. Germany’s LPKF Laser & Electronics develops specialized mechanical engineering products for electronics production, the automotive industry, and in the manufacture of solar cells. After a disappointing 2014, its shares rallied briefly in February only to begin falling again in March after a disappointing first-quarter report led to a wave of selling. We decided to sell our shares in June.

      The share price of Swiss financial advisory business VZ Holding, the Fund’s top contributor by a wide margin, rose through most of the year. VZ exceeded earnings estimates twice in 2015, extending a record of profitable growth going back 14 years to its founding. The company’s ability to drive growth via recurring revenues and substantial barriers to entry–bundled in a highly profitable and relatively low-risk structure–exemplifies the qualities we seek in all of our holdings. Shares of Finland’s high-end tire maker Nokian Renkaat climbed the proverbial wall of worry in 2015. While it has significant exposure to Russia, its business is global, including a presence in the U.S. So while net sales were a bit off, the company benefited from improved profitability supported by a strong product mix, savings on raw material costs, and productivity development.

The share price of London-based AVEVA Group shot upward in July, following a somewhat complicated deal with France’s Schneider Electric to purchase 54% of the company, which produces CAD-CAM software used in the production of large-scale infrastructure, via an asset swap. We exited our position after this announcement, as we thought Aveva’s shares were fully valued. In a similar vein, shares of Latchways, a smaller position and a leading provider of fall-protection equipment, advanced 50% in August following the announcement that it would be acquired. We sold our shares in September.

Top Contributors to Performance For 2015 (%)[1]

VZ Holding	1.64

Nokian Renkaat	1.21

AVEVA Group	1.17

Latchways	1.02

HellermannTyton Group	0.89

[1] Includes dividends

Top Detractors from Performance For 2015 (%)[2]

Brammer	-0.99

LPKF Laser & Electronics	-0.57

Joyou	-0.57

Senior	-0.53

Gerry Weber International	-0.47

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK FOR ROYCE INTERNATIONAL PREMIER FUND
We have high confidence in our holdings given their prospects to grow a-cyclically, generate cash, self-fund, and maintain or improve market share. Further, the countries on which our strategy focuses-the U.K., Japan, Switzerland, and other European nations north of the Alps—have a high concentration of what we see as well-managed, high-quality businesses with ample room for growth. Valuations remain attractive to us in large part because many non-U.S. stocks underperformed over much of the last five years. We also see currency as a positive. So while U.S. dollar strength has created a performance headwind, U.S. dollar-based investors have substantially more purchasing power than they did when we launched the Fund five years ago because, unlike some of our peers, we do not hedge currency. At year-end we had greater relative exposure to the U.K., Switzerland, Germany, and France while at the sector level we had larger weightings in Industrials, Information Technology, and Health Care.

6 | The Royce Funds 2015 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RISCX RESNX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/15
	JUL-DEC 2015[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/29/06)

RES	1.19	12.84	5.10	2.75	3.20

Annual Gross Operating Expenses: 2.00%[2] Annual Net Operating Expenses: 1.44%[2]

[1]					Not Annualized
[2]					Restated to reflect the Fund’s revised contractual investment advisory fee rate as of January 1, 2016 and the Fund’s expenses and average net assets for the nine-month period ended September 30, 2015.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 48 for additional information.

Value of $10,000
Invested on 12/29/06 as of 12/31/15 ($)

Top 10 Positions
% of Net Assets

Mayr-Melnhof Karton	3.2

Clarkson	3.0

VZ Holding	2.9

Addtech Cl. B	2.9

Consort Medical	2.4

Bertrandt	2.3

Polypipe Group	2.3

Thermador Groupe	2.1

ITE Group	2.1

FDM Group Holdings	2.1

Portfolio Sector Breakdown
% of Net Assets

Industrials	35.3

Health Care	18.3

Information Technology	13.7

Materials	10.4

Financials	7.4

Consumer Discretionary	6.6

Consumer Staples	3.4

Energy	2.5

Cash and Cash Equivalents	2.4

Upside/Downside Capture Ratios
Periods Ended 12/31/15 (%)
	UPSIDE	DOWNSIDE

Fund’s First Full Quarter (12/31/06)	90	84

Calendar Year Total Returns (%)

YEAR	RES

2015	12.8

2014	-14.9

2013	20.8

2012	23.8

2011	-20.3

2010	35.2

2009	57.7

2008	-46.4

2007	1.4

Portfolio Country Breakdown[1,2]
% of Net Assets

United Kingdom	37.1

France	14.8

Switzerland	12.0

Germany	11.7

Italy	5.9

Sweden	5.8

Austria	4.4

[1]Represents countries that are 3% or more of net assets.
[2]Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$22 million

Number of Holdings	64

Turnover Rate	96%

Average Market Capitalization[1]	$1,105 million

Weighted Average P/E Ratio[2,3]	21.8x

Weighted Average P/B Ratio[2]	3.3x

Active Share[4]	94%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 12/31/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.44% through December 31, 2016 and at or below 1.99% through December 31, 2025. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Europe Small Cap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Annual Report to Shareholders | 7

MANAGERS’ DISCUSSION
Royce Global Financial Services (RFS)

Chuck Royce Chris Flynn

FUND PERFORMANCE
Royce Global Financial Services Fund fell 4.7% in 2015, compared to a loss of 4.4% for its small-cap benchmark, the Russell 2000 Index, and a gain of 3.1% for the financial services component of the Russell 2500 Index for the same period. The first half of the year was better than the second. For the year-to-date period ended June 30, 2015, the Fund advanced 7.2%, easily outperforming both its small-cap benchmark, which was up 4.8%, and the Russell 2500 Financial Services Index, which was up 3.1% for the same period.

A sweeping correction hit the equity markets in the third quarter, when Global Financial Services was down 10.2% versus a loss of 11.9% for the Russell 2000. The financial services companies in the Russell 2500, however, lost only 3.7% in the third-quarter downturn, helped in part by banks and REITs, which defended better than most other areas. The Fund’s substantial weighting in capital markets companies, a perennial area of investment focus, hurt relative results versus small- and mid-cap financial companies. Equities rebounded in the fourth quarter, but the Fund did not participate, falling 1.1% versus an increase of 3.6% for the Russell 2000 and 3.8% for the Russell 2500 Financial Services Index. Stock selection in the capital markets and diversified financial services group detracted most from relative performance in the year’s last three months.

WHAT WORKED... AND WHAT DIDN’T
Our strategy with the Fund rests on four propositions that grow out of our somewhat unique take on the financial services sector: Select areas of financial services, along with their suppliers, look more likely to us to grow faster than the overall economy over the long term. Certain business models in the sector, including those of asset managers, investment banks, niche lenders, exchanges, and specialist service providers, are attractive because of their high returns on invested capital and ability to differentiate themselves. Their often complex business models and the companies’ cyclical earnings patterns also often lead to them being misunderstood—and thus mispriced—by investors, which can create opportunities for active managers. Our many years of experience as an asset manager provide ample insight into the particular dynamics of these businesses.

    We were disappointed in overall results for the capital markets group in 2015, though we still think highly of the recovery potential and long-term prospects for a number of our holdings in the industry. Eight of the portfolio’s 10 most significant detractors came from the group, which also accounted for five of our 10 largest contributors. At the position level, Medley Management posted the largest net losses. This Manhattan-based asset manager focuses on yield-oriented products for institutional and retail investors. Its shares suffered most in the year’s second half as third-quarter earnings, energy exposure, and a reduced management fee for one of its business development companies all disappointed investors. Dundee Corporation is a holding company based in Toronto that is involved in investment advisory, corporate finance, energy, resources, agriculture, real estate, and infrastructure. The company also holds investment portfolios in these areas. Its stock was hurt most by significant exposure to the weakened commodity markets in 2015. We held small positions in both companies at year-end. Turning to the positive side, two asset managers led the Fund’s list of contributors by an impressive margin—Diamond Hill Investment Group, an independent investment advisor located in Columbus, OH, and ETF specialist Wisdom Tree Investments.

Top Contributors to Performance For 2015 (%)[1]

Diamond Hill Investment Group	0.67

WisdomTree Investments	0.65

MarketAxess Holdings	0.46

MSCI	0.40

Xoom Corporation	0.39

[1]Includes dividends

Top Detractors from Performance For 2015 (%)[2]

Medley Management Cl. A	-0.84

Dundee Corporation Cl. A	-0.75

Fifth Street Asset Management Cl. A	-0.73

U.S. Global Investors Cl. A	-0.67

Coronation Fund Managers	-0.56

[2]Net of dividends

CURRENT POSITIONING AND OUTLOOK
Effective June 15, 2015, we renamed the Fund while simultaneously expanding its ability to invest in non-U.S. financial services companies, which have become an area of increasing interest and opportunity for us over the last several years. At year-end the Fund’s most significant exposure outside the U.S. was in the U.K., Canada, and Switzerland. While more than half of the portfolio is categorized in the capital markets industry, investors should be aware that we see considerable diversity within this group, which encompasses both traditional and alternative asset managers and institutional and retail brokerage firms based in the U.S., as well as international asset management, wealth management, and investment banking firms. As a result, the portfolio’s industry emphasis is very different from that of the financial services companies in the Russell 2500, and we would expect the Fund to remain periodically out of sync with it and to often move in a different direction than the Russell 2000. During the year, we increased exposure to alternative asset managers, primarily those involved in private equity, private credit, and real estate. We believe that several are well positioned to take advantage of how major regulatory legislation has reshaped the financial services landscape. We also added selectively to specific situations where leading niche financial companies saw their stock prices decline for what we see as temporary causes. Finally, we added to certain holdings where we view management as making steady, profitable progress, while trimming others where we came to the opposite conclusion.

8 | The Royce Funds 2015 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOL RYFSX RGFIX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/15
	JUL-DEC 2015[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (12/31/03)

RFS	-11.12	-4.71	11.86	8.43	6.07	7.30

Annual Gross Operating Expenses: 1.93% Annual Net Operating Expenses: 1.74%

[1]						Not Annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 48 for additional information.

Value of $10,000
Invested on 12/31/03 as of 12/31/15 ($)

Top 10 Positions
% of Net Assets

First Republic Bank	2.6

First Citizens BancShares Cl. A	1.9

Federated Investors Cl. B	1.9

Charles Schwab (The) Corporation	1.9

Northern Trust	1.7

VZ Holding	1.7

Jupiter Fund Management	1.7

Ashmore Group	1.7

SEI Investments	1.7

Ares Management L.P.	1.7

Portfolio Industry Breakdown
% of Net Assets

Capital Markets	52.1

Diversified Financial Services	11.1

Banks	10.8

Insurance	5.1

IT Services	3.2

Software	2.6

Investment Companies	1.6

Marine	1.1

Consumer Finance	1.1

Technology Hardware, Storage & Peripherals	1.1

Trading Companies & Distributors	1.1

Professional Services	0.9

Metals & Mining	0.9

Real Estate Management & Development	0.6

Hotels, Restaurants & Leisure	0.2

Internet Software & Services	0.1

Miscellaneous	4.4

Cash and Cash Equivalents	2.0

Upside/Downside Capture Ratios
Periods Ended 12/31/15 (%)
	UPSIDE	DOWNSIDE

10-Year	88	88

Fund’s First Full Quarter (12/31/03)	88	84

Calendar Year Total Returns (%)

YEAR	RFS

2015	-4.7

2014	3.5

2013	42.0

2012	20.7

2011	-11.3

2010	18.5

2009	32.1

2008	-35.4

2007	-4.7

2006	24.8

2005	12.2

2004	15.1

Portfolio Country Breakdown[1,2]
% of Net Assets

United States	65.0

United Kingdom	7.3

Canada	6.3

Switzerland	4.8

[1]Represents countries that are 3% or more of net assets.
[2]Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$52 million

Number of Holdings	105

Turnover Rate	46%

Average Market Capitalization[1]	$1,974 million

Weighted Average P/E Ratio[2,3]	17.0x

Weighted Average P/B Ratio[2]	2.1x

Active Share[4]	98%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2016. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Annual Report to Shareholders | 9

MANAGERS’ DISCUSSION
Royce Global Value Fund (RGV)

David Nadel Dilip Badlani, CFA Steven McBoyle, CPA, CA Jim Harvey, CFA

Please Note:
Shareholders of Royce Global Value and European Small-Cap Value Funds (each a “Target Fund”) approved a reorganization plan that will combine those funds with Royce International Premier Fund (“International Premier”). Effective as of the close of business on January 25, 2016, each Target Fund was closed to purchases and exchanges into that Fund. It is currently expected that the reorganizations will be completed in February of 2016. As part of the reorganizations, all of the assets and liabilities of each Target Fund will be exchanged for shares of International Premier, with Target Fund shareholders becoming shareholders of International Premier. The International Premier shares to be received by Target Fund shareholders in the reorganizations will be of the same class and equal in value to the Target Fund shares held by such shareholders immediately prior to the reorganizations. No sales charges or redemption fees will be imposed in connection with the reorganizations.

FUND PERFORMANCE
Royce Global Value Fund was up 2.5% in 2015, outperforming its benchmark, the Russell Global Small Cap Index, which was down 1.8% for the same period. The Fund gained 7.7% for the year-to-date period ended June 30, 2015, outpacing its benchmark, which gained 6.4% for the same period. The Fund then held up fairly well in the correction that rocked markets in the third quarter, losing 9.3% versus a decline of 11.6% for its benchmark. In the year’s final quarter, Global Value advanced 4.9% compared to an increase of 4.4% for the Russell Global Small Cap. The Fund also outperformed its benchmark for the since inception (12/29/06) period ended December 31, 2015.

WHAT WORKED... AND WHAT DIDN’T
Six of the Fund’s nine equity sectors finished 2015 in positive territory. The biggest net contributions came from Health Care, Financials, and Industrials. Net losses at the sector level were decidedly modest and came from Materials, Energy, and Consumer Discretionary. At the industry level, the capital markets group (from Financials) led by a considerable margin, followed by textiles, apparel & luxury goods (in Consumer Discretionary) and health care equipment & supplies.

     Net losses came from multiline retail (also in Consumer Discretionary) and machinery (in Industrials). Global Value’s leading detractor at the position level came from the multiline retail group—Chinese retailer New World Department Store China, whose business has suffered with the deceleration of the mainland economy. Brazil’s Totvs, which supplies enterprise resource planning (ERP) software, bucked the trend of that nation’s economic and political challenges by exploiting its coveted brand and 70% market share to execute in Brazil’s fledgling software market, where only 13% of IT spending goes to software (compared to 26% in the U.S.) However, foreign currency posed a challenge for us as unhedged investors as the Brazilian real lost 47% of its value against the U.S. dollar in 2015, overwhelming the company’s more modest 13% share-price decline in local currency.

Value Partners Group is a Hong Kong-based firm that has focused on Asian markets for more than two decades. Its shares often closely parallel movements in the Hong Kong and Shanghai markets. Each climbed precipitously into May before cooling off with the bear market for Chinese stocks. Increasingly discouraging news out of China led us to take gains and reduce our position considerably between January and July, which helped it keep its place as the Fund’s best performer in 2015 in spite of a steep correction for its shares in the second half of the year. (We began to slowly add shares in the second half). The share price of Swiss financial advisory business VZ Holding rose through most of the year. VZ exceeded earnings estimates twice in 2015, extending a record of profitable growth going back 14 years to its founding. The company’s ability to drive growth via recurring revenues and substantial barriers to entry—bundled in a highly profitable and relatively low-risk structure—exemplifies the qualities we seek in all of our holdings.

Top Contributors to Performance For 2015 (%)[1]

Value Partners Group	1.25

VZ Holding	0.70

AVEVA Group	0.54

HellermannTyton Group	0.52

Nokian Renkaat	0.47

[1]Includes dividends

Top Detractors from Performance For 2015 (%)[2]

New World Department Store China	-1.05

Totvs	-0.56

Anixter International	-0.38

Minerals Technologies	-0.32

Rotork	-0.28

[2]Net of dividends

CURRENT POSITIONING AND OUTLOOK FOR ROYCE INTERNATIONAL PREMIER FUND
We have high confidence in our holdings given their prospects to grow a-cyclically, generate cash, self-fund, and maintain or improve market share. Further, the countries on which our strategy focuses—the U.K., Japan, Switzerland, and other European nations north of the Alps—have a high concentration of what we see as well-managed, high-quality businesses with ample room for growth. Valuations remain attractive to us in large part because many non-U.S. stocks underperformed over much of the last five years. We also see currency as a positive. So while U.S. dollar strength has created a performance headwind, U.S. dollar-based investors have substantially more purchasing power than they did when we launched the Fund five years ago because, unlike some of our peers, we do not hedge currency. At year-end we had greater exposure to the U.K., Switzerland, Germany, and France while at the sector level we had larger weightings in Industrials, Information Technology, and Health Care.

10 | The Royce Funds 2015 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RIVFX RGVIX RGVHX RGVRX RGVKX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/15
	JUL-DEC 2015[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/29/06)

RGV	-4.84	2.46	0.86	-1.52	3.78

Annual Gross Operating Expenses: 1.77%[2] Annual Net Operating Expenses: 1.44%[2]

[1]					Not Annualized
[2]					Restated to reflect the Fund’s revised contractual investment advisory fee rate as of January 1, 2016 and the Fund’s expenses and average net assets for the nine-month period ended September 30, 2015.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 48 for additional information.

Value of $10,000
Invested on 12/29/06 as of 12/31/15 ($)

Top 10 Positions
% of Net Assets

Virbac	2.7

Bertrandt	2.4

TOTO	2.0

USS	2.0

Bajaj Finance	2.0

Clarkson	1.8

Fidessa Group	1.8

Meitec Corporation	1.8

Horiba	1.8

MISUMI Group	1.8

Portfolio Sector Breakdown
% of Net Assets

Industrials	31.0

Information Technology	15.8

Financials	14.9

Health Care	13.3

Consumer Discretionary	11.4

Materials	6.9

Consumer Staples	2.0

Energy	1.4

Utilities	0.5

Cash and Cash Equivalents	2.8

Upside/Downside Capture Ratios
Periods Ended 12/31/15 (%)
	UPSIDE	DOWNSIDE

From 12/31/06 (Start of Fund’s First Full Quarter)	99	96

Calendar Year Total Returns (%)

YEAR	RGV

2015	2.5

2014	-5.8

2013	6.3

2012	11.0

2011	-18.7

2010	35.7

2009	61.9

2008	-39.9

2007	14.3

Portfolio Country Breakdown[1,2]
% of Net Assets

United Kingdom	17.7

United States	16.5

Japan	15.3

Switzerland	11.7

Germany	7.9

France	6.0

Italy	3.4

India	3.1

[1]Represents countries that are 3% or more of net assets.
[2]Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$62 million

Number of Holdings	122

Turnover Rate	89%

Average Market Capitalization[1]	$2,108 million

Weighted Average P/E Ratio[2,3]	20.2x

Weighted Average P/B Ratio[2]	3.2x

Active Share[4]	98%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Global Value Fund at 12/31/13 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights. Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.44% through December 31, 2016. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Global Small Cap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Annual Report to Shareholders | 11

MANAGERS’ DISCUSSION
Royce International Micro-Cap Fund (RMI)

Jim Harvey, CFA Dilip Badlani, CFA

FUND PERFORMANCE
Royce International Micro-Cap Fund was down 1.0% in 2015, trailing its benchmark, the Russell ex-U.S. Global Small Cap Index, which was up 0.5% for the same period. For the year-to-date period ended June 30, 2015, the Fund advanced 7.5% while its benchmark gained 7.7%. Stocks across the globe were then sent reeling in the sweeping correction during the third quarter, in which the Fund lost 10.7% versus a decline of 11.2% for the Russell ex-U.S. Global Small Cap. The Fund then gained 3.2% compared to a 5.1% increase for the non-U.S. small-cap index in the fourth quarter. We were pleased that the Fund outperformed its benchmark for the three-year period ended December 31, 2015. International Micro-Cap also celebrated five years of performance history at year-end.

WHAT WORKED... AND WHAT DIDN’T
On a sector basis, net gains and losses were split down the middle, with four making contributions and four detracting from calendar-year results. The most significant net gains came from Industrials and Financials while the largest net losses by far could be found in Information Technology. There was a similar pattern on an industry group basis. Three posted notable contributions—textile, apparel & luxury goods, road & rail, and capital markets, while three areas showed good-sized net losses—electronic equipment, instruments & components, multiline retail, and metals & mining.

     Two of the portfolio’s top four detractors came from the Consumer Discretionary sector. Malaysia’s Parkson Retail Asia has been hit by a slowdown in consumer spending in Southeast Asia and an expansion into Vietnam that encountered setbacks with local partners. Its shares were also hampered by political scandal and a slowdown in the Malaysian economy that further reduced consumer demand. Confident that the firm can bounce back, we continued to hold shares at year-end. T4F Entretenimento operates at all levels of the entertainment industry, including venue operation, ticketing, food & beverage, merchandise sales, and corporate sponsorships. Its business continued to perform well in 2015, but as U.S. investors our position was compromised by ongoing weakness in the Brazilian real. It was the Fund’s fourteenth-largest position at year-end.

     Imdex is an Australian business that provides drilling fluids and down hole instrumentation to the mining, oil & gas, water well, and civil engineering industries worldwide. Continued weakness in the mining and oil industries has slowed demand for its equipment. Liking the way in which the company has worked on deleveraging its balance sheet, we think it’s well positioned for any recovery and held a stake at the end of 2015. We thought otherwise about SuperCom, which we exited in November as mounting skepticism about the company’s growth prospects seemed to come to a head when the CFO departed, leading to a steep decline in its stock. Based in Israel, the company makes electronic identity solutions including electronic monitoring, identification, and security products. Ireland’s Trinity Biotech was caught up in the sell-off with the rest of the biotech sector in the third quarter. However, we like its product pipeline, so we held a large stake in the company, which provides products for the point-of-care, self-testing, and clinical laboratory segments of the diagnostic market.

    There were notable successes as well. Headquartered in Japan, Trancom offers distribution information, logistic management service, freight transportation, and system development services. The company continues to gain market share as a growing number of customers are outsourcing their transportation needs. Taiwan Paiho saw strong growth in demand for sports apparel and shoes translate into strong demand for its fasteners.

On a relative basis, the Fund suffered from ineffective stock selection in the Information Technology and, to a lesser degree, Consumer Discretionary sectors. Conversely, we benefited from successful stock selection in Financials and Industrials.

Top Contributors to Performance For 2015 (%)[1]

Trancom	0.87

Taiwan Paiho	0.81

GFT Technologies	0.62

Pantheon Resources plc	0.53

Relo Holdings	0.51

[1]Includes dividends

Top Detractors from Performance For 2015 (%)[2]

Parkson Retail Asia	-0.75

Imdex	-0.69

SuperCom	-0.46

T4F Entretenimento	-0.39

Trinity Biotech ADR Cl. A	-0.34

[2]Net of dividends

CURRENT POSITIONING AND OUTLOOK
Europe and Japan have seen underlying improvements in their respective economies, though growth has so far been modest. While these markets rallied in 2015, we still see a large number of mispriced opportunities in the small-cap space. Canadian stocks sold off dramatically in 2015, which was largely the result of the steep decline in oil prices, though it did not spare our related holdings in technology, manufacturing, and services. Along with plummeting share prices, we believe the greatly weakened Canadian dollar has presented a large number of opportunities for us. The overall environment in developing markets remains challenging as growth rates in these countries have cooled considerably. There may be a little bit more downside in these markets, but we think they should recover nicely once they bottom, as they have done historically. Canada, Germany, and Hong Kong were the portfolio’s largest overweights by country at year-end, though Japan accounted for the largest percentage of net assets. On a sector basis, we had greater exposure to Consumer Discretionary and Information Technology (the Fund’s two largest sectors) with comparable exposure to Industrials. We were also underweight Financials, Health Care, Materials, Consumer Staples, and Energy at year-end.

12 | The Royce Funds 2015 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOL ROIMX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/15
	JUL-DEC 2015[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/31/10)

RMI	-7.86	-0.99	4.76	0.50	0.50

Annual Gross Operating Expenses: 3.47%[2] Annual Net Operating Expenses: 1.65%[2]

[1]					Not Annualized
[2]					Restated to reflect the Fund’s revised contractual investment advisory fee rate as of July 1, 2015.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 48 for additional information.

Value of $10,000
Invested on 12/31/10 as of 12/31/15 ($)

Top 10 Positions
% of Net Assets

Zealand Pharma	2.0

Magellan Aerospace	1.7

ADLER Real Estate	1.6

Pico Far East Holdings	1.5

Relo Holdings	1.4

Trancom	1.4

Ardmore Shipping	1.3

Altus Group	1.2

TFS Corporation	1.2

Pressance Corporation	1.1

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	23.9

Information Technology	20.6

Industrials	19.2

Financials	15.3

Health Care	5.7

Materials	5.5

Energy	3.7

Consumer Staples	2.5

Cash and Cash Equivalents	3.6

Calendar Year Total Returns (%)

YEAR	RMI

2015	-1.0

2014	-2.4

2013	18.9

2012	13.6

2011	-21.5

Portfolio Country Breakdown[1,2]
% of Net Assets

Japan	16.9

Canada	13.2

United Kingdom	8.2

Germany	7.2

Hong Kong	6.9

Taiwan	6.1

France	4.9

Australia	3.2

[1]Represents countries that are 3% or more of net assets.
[2]Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$6 million

Number of Holdings	139

Turnover Rate	94%

Average Market Capitalization[1]	$351 million

Weighted Average P/E Ratio[2,3]	13.8x

Weighted Average P/B Ratio[2]	1.6x

Active Share[4]	99%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (10% of portfolio holdings as of 12/31/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.64% through April 30, 2016 and at or below 1.99% though April 30, 2025. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015.

The Royce Funds 2015 Annual Report to Shareholders | 13

MANAGER’S DISCUSSION
Royce International Premier Fund (RIP)

David Nadel

FUND PERFORMANCE
Royce International Premier Fund enjoyed a strong year on both an absolute and relative basis. The Fund advanced 16.2% in 2015, substantially ahead of its benchmark, the Russell Global ex-U.S. Small Cap Index, which advanced 0.5% for the same period. The portfolio’s advantage was wire to wire. For the year-to-date period ended June 30, 2015 the Fund gained 13.7%, outperforming its benchmark, which was up 7.7%. During the widespread global correction in the third quarter International Premier was down 5.8% versus a decline of 11.2% for the Russell Global ex-U.S. Small Cap. The Fund then increased 8.5% for the fourth quarter while its benchmark rose 5.1%. International Premier also outpaced the Russell Global ex-U.S. Small Cap for the three-year and identical five-year/since inception (12/31/10) periods ended December 31, 2015.

WHAT WORKED... AND WHAT DIDN’T
Seven of the Fund’s eight equity sectors finished 2015 in the black. The most significant net gains came from Industrials and Health Care, followed by Financials and Information Technology. At the industry level, health care equipment & supplies, commercial services & supplies, and pharmaceuticals made large positive impacts. Net losses at the sector and industry level were decidedly modest. Energy was the lone sector in negative territory while the chemicals, aerospace & defense, and real estate management & development groups detracted most on the industry level.

     The share price of Swiss financial advisory business VZ Holding rose through most of the year. VZ exceeded earnings estimates twice in 2015, extending a record of profitable growth going back 14 years to its founding. The company’s ability to drive growth via recurring revenues and substantial barriers to entry—bundled in a highly profitable and relatively low-risk structure—exemplifies the qualities we seek in all of our holdings. VZ was one of seven positions at year-end headquartered in Switzerland, a country that houses an impressive concentration of what we think are premier companies. The rise in Bajaj Finance’s share price was similar, building through much of the year without any dramatic advances. In our estimate one of the best-managed, and certainly one of the fastest-growing, non-bank finance companies in India, Bajaj is located in a market which is home to the fastest-growing middle class among the major emerging markets. Strong performance from its consumer unit was a major factor in both growth in assets under management and better-than-expected earnings. A nascent credit market, India should see greater credit penetration, which should benefit Bajaj. Both were top-10 positions at year-end.

     The share price of London-based Aveva Group, by contrast, shot upward in July, following a somewhat complicated deal with France’s Schneider Electric to purchase 54% of the company, which produces CAD-CAM software used in the production of large-scale infrastructure, via an asset swap. We exited our position after this announcement, as we thought Aveva’s shares were fully valued.

     Far and away the biggest detractor for 2015 was Brazil’s Totvs, which supplies enterprise resource planning (ERP) software. Bucking the trend of that nation’s economic and political challenges, Totvs exploited its coveted brand and 70% market share to execute in Brazil’s fledgling software market, where only 13% of IT spending goes to software (compared to 26% in the U.S.) However, foreign currency posed a challenge for us as unhedged investors as the Brazilian real lost 47% of its value against the U.S. dollar in 2015, overwhelming the company’s more modest 13% share-price decline in local currency. Senior is a manufacturing company specializing in the aerospace, defense, land-vehicle, and energy markets with operations in 14 countries. Earnings and margins were challenged a bit, though revenues and cash flows remained brisk. We built our position throughout the year.

On a relative scale, Industrials, Health Care, and Financials gave the portfolio large—and quite substantial— advantages over the benchmark, in each case keyed by strong stock selection. This was especially the case in the commercial services & supplies and marine industry groups in Industrials. In Health Care, pharmaceuticals was strongest while in Financials consumer finance and capital markets had the biggest relative advantages. The Fund was slightly disadvantaged by our underweight in the Consumer Staples sector.

Top Contributors to Performance For 2015 (%)[1]

VZ Holding	1.69

Bajaj Finance	1.63

AVEVA Group	1.34

Latchways	1.31

Nokian Renkaat	1.23

[1]Includes dividends

Top Detractors from Performance For 2015 (%)[2]

Totvs	-0.90

Senior	-0.46

Rotork	-0.45

LPS Brasil Consultoria de Imoveis	-0.45

Fidessa Group	-0.43

[2]Net of dividends

CURRENT POSITIONING AND OUTLOOK
We have high confidence in our holdings given their prospects to grow a-cyclically, generate cash, self-fund, and maintain or improve market share. Further, the countries on which our strategy focuses—the U.K., Japan, Switzerland, and other European nations north of the Alps—have a high concentration of what we see as well-managed, high-quality businesses with ample room for growth. Valuations remain attractive to us in large part because many non-U.S. stocks underperformed over much of the last five years. We also see currency as a positive. So while U.S. dollar strength has created a performance headwind, U.S. dollar-based investors have substantially more purchasing power than they did when we launched the Fund five years ago because, unlike some of our peers, we do not hedge currency. At year-end we had greater exposure to the U.K., Switzerland, Germany, and France while at the sector level we had larger weightings in Industrials, Information Technology, and Health Care.

14 | The Royce Funds 2015 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYIPX RIPNX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/15
	JUL-DEC 2015[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/31/10)

RIP	2.21	16.22	8.07	5.33	5.33

Annual Gross Operating Expenses: 2.68%[2] Annual Net Operating Expenses: 1.44%[2]

[1]					Not Annualized
[2]					Restated to reflect the Fund’s revised contractual investment advisory fee rate as of January 1, 2016 and the Fund’s expenses and average net assets for the nine-month period ended September 30, 2015.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 48 for additional information.

Value of $10,000
Invested on 12/31/10 as of 12/31/15 ($)

Top 10 Positions
% of Net Assets

USS	3.0

Bertrandt	2.8

Virbac	2.8

Bajaj Finance	2.5

Meitec Corporation	2.3

Horiba	2.3

MISUMI Group	2.3

Mayr-Melnhof Karton	2.3

Thermador Groupe	2.2

VZ Holding	2.2

Portfolio Sector Breakdown
% of Net Assets

Industrials	32.5

Information Technology	17.3

Health Care	14.6

Financials	13.0

Consumer Discretionary	8.6

Materials	5.6

Consumer Staples	1.8

Energy	1.6

Cash and Cash Equivalents	5.0

Upside/Downside Capture Ratios
Periods Ended 12/31/15 (%)
	UPSIDE	DOWNSIDE

Fund’s First Full Quarter (12/31/10)	104	77

Calendar Year Total Returns (%)

YEAR	RIP

2015	16.2

2014	-8.2

2013	18.3

2012	23.4

2011	-16.8

Portfolio Country Breakdown[1,2]
% of Net Assets

United Kingdom	22.6

Japan	16.7

Switzerland	15.5

Germany	9.6

France	6.6

India	5.4

Brazil	3.7

Italy	3.2

[1]Represents countries that are 3% or more of net assets.
[2]Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$13 million

Number of Holdings	51

Turnover Rate	67%

Average Market Capitalization[1]	$1,881 million

Weighted Average P/E Ratio[2,3]	22.3x

Weighted Average P/B Ratio[2]	3.8x

Active Share[4]	98%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce International Premier Fund at 6/30/14 for financial reporting purposes, and as a result the net asset values for shareholder transactions and the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.44% through December 31, 2016 and at or below 1.99% through December 31, 2025. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Global ex-U.S. Small Cap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Annual Report to Shareholders | 15

MANAGERS’ DISCUSSION
Royce International Small-Cap Fund (RIS)

Dilip Badlani, CFA Jim Harvey, CFA

FUND PERFORMANCE
Royce International Small-Cap was down 1.7% in 2015, underperforming its benchmark, the Russell Global ex-U.S. Small Cap Index, which was up 0.5% for the same period. For the year-to-date period ended June 30, 2015, the Fund advanced 4.5% compared to a 7.7% increase for its benchmark. During the far-reaching correction that rocked markets in the third quarter International Small-Cap fell 9.4% while the Russell Global ex-U.S. Small Cap fell 11.2%. Equities rebounded over much of the year’s last three months. For the fourth quarter as a whole, the Fund rose 3.8% while its benchmark was up 5.1%. The Fund outperformed the Russell Global ex-U.S. Small Cap for the since inception (6/30/08) period ended December 31, 2015.

WHAT WORKED... AND WHAT DIDN’T
Five of the Fund’s nine equity sectors posted net gains in the calendar year, with Financials making the most significant contribution, followed by Health Care. At the industry level, two of the three best-performing groups came from Financials—capital markets and diversified financial services. The health care equipment & supplies industry also made a notable net contribution. Two holdings posted net gains that were well ahead of our other successes. Also the portfolio’s top contributor in the first half, Value Partners Group is a Hong Kong-based firm that has focused on Asian markets for more than two decades. Its shares often closely parallel movements in the Hong Kong and Shanghai markets. Each climbed precipitously into May before cooling off with the bear market for Chinese stocks. Increasingly discouraging news out of China led us to take gains and reduce our position by more than half between late April and July, which helped it keep its place as the Fund’s best performer in 2015 in spite of a steep correction for its shares in the second half of the year. A nearly opposite pattern governed the portfolio’s next-best performer—Swiss financial advisory company VZ Holding, which works with individual and corporate clients in Switzerland and Germany. Its shares stumbled early in 2015 after the Swiss National Bank’s surprise decision in mid-January to delink from the euro, which created rapid appreciation for the Swiss franc. The firm, however, is a domestic business that has historically been largely unaffected by currency movements, something that may have helped its shares recover when the company reported impressive 2014 results in March 2015. The mostly steady rise in its stock price prompted us to sell the last of our shares in December.

     The Fund’s leading detractors on a sector basis were Information Technology, Consumer Discretionary, and Industrials. With the exception of machinery stocks (from the Industrials sector) net losses at the industry level were modest. Two of the Fund’s three largest net losers on a company basis are machinery businesses. Brazil’s Kepler Weber makes food storage equipment including grain silos, conveyors, and animal feed mills. Ongoing weakness in the Brazilian economy, combined with a global commodity price decline, led us to sell our shares in April. China’s Haitian International Holdings manufactures plastic injection molding machines and related parts for the automotive, construction, healthcare, and other industries. Sales growth was challenged by the slowing of momentum in China, though revenues and profits were solid. We were content to hold a decent-sized position at year-end. We also held a small position in Chinese retailer New World Department Store China, whose business has suffered with the deceleration of the mainland economy.

On a relative basis, stock selection in the Consumer Discretionary and Information Technology sectors hurt most. In the first sector holdings in auto components, specialty retail, and multiline retail had the largest relative negative effect while in the second, we were disadvantaged by holdings in software. Conversely, stock picking in the Financials sector was a significant strength that was most notable in the capital markets and real estate management & development industries.

Top Contributors to Performance For 2015 (%)[1]

Value Partners Group	1.27

VZ Holding	1.05

Relo Holdings	0.61

Xtep International Holdings	0.61

Biosensors International Group	0.45

[1]Includes dividends

Top Detractors from Performance For 2015 (%)[2]

New World Department Store China	-0.59

Haitian International Holdings	-0.58

Kepler Weber	-0.46

Television Broadcasts	-0.45

Shriram Transport Finance	-0.43

[2]Net of dividends

CURRENT POSITIONING AND OUTLOOK
Europe and Japan have seen underlying improvements in their respective economies, though growth has so far been modest. While these markets rallied in 2015, we still see a large number of mispriced opportunities in the small-cap space. Canadian stocks sold off dramatically in 2015, which was largely the result of the steep decline in oil prices, though it did not spare our related holdings in technology, manufacturing, and services. Along with plummeting share prices, we believe the greatly weakened Canadian dollar has presented a large number of opportunities for us. The overall environment in developing markets remains challenging as growth rates in these countries have cooled considerably. While there may be a little bit more downside in these markets, we think they should recover nicely once they bottom, as they have done historically. Hong Kong, Canada, and Germany were the portfolio’s largest overweights by country at year-end, though Japan accounted for the largest percentage of net assets. On a sector basis, we had greater exposure to Financials and Consumer Discretionary (the Fund’s two largest sectors) with comparable exposure to Industrials and Information Technology. We were also underweight in Materials, Consumer Staples, Health Care, and Energy at year-end.

16 | The Royce Funds 2015 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYGSX RISNX RISIX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/15
	JUL-DEC 2015[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (6/30/08)

RIS	-5.96	-1.74	0.89	-0.07	3.81

Annual Gross Operating Expenses: 1.97%[2] Annual Net Operating Expenses: 1.44%[2]

[1]					Not Annualized
[2]					Restated to reflect the Fund’s revised contractual investment advisory fee rate as of January 1, 2016 and the Fund’s expenses and average net assets for the nine-month period ended September 30, 2015.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 48 for additional information.

Value of $10,000
Invested on 6/30/08 as of 12/31/15 ($)

Top 10 Positions
% of Net Assets

Leopalace21 Corporation	2.1

Kenedix	1.7

Technicolor	1.6

Trancom	1.6

Texwinca Holdings	1.6

ADLER Real Estate	1.6

Man Wah Holdings	1.6

Magellan Aerospace	1.5

Nifco	1.4

Industrias Bachoco ADR	1.4

Portfolio Sector Breakdown
% of Net Assets

Financials	29.5

Consumer Discretionary	25.6

Industrials	16.7

Information Technology	13.2

Materials	4.8

Consumer Staples	3.8

Health Care	2.4

Energy	1.6

Utilities	0.5

Cash and Cash Equivalents	1.9

Upside/Downside Capture Ratios
Periods Ended 12/31/15 (%)
	UPSIDE	DOWNSIDE

From 6/30/08 (Start of Fund’s First Full Quarter)	94	88

Calendar Year Total Returns (%)

YEAR	RIS

2015	-1.7

2014	-7.3

2013	12.7

2012	19.4

2011	-18.7

2010	26.5

2009	50.3

Portfolio Country Breakdown[1,2]
% of Net Assets

Japan	23.8

Hong Kong	11.2

Canada	10.0

Germany	8.5

United Kingdom	8.4

China	4.9

India	4.3

France	3.6

Austria	3.1

Mexico	3.0

[1]Represents countries that are 3% or more of net assets.
[2]Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$20 million

Number of Holdings	115

Turnover Rate	116%

Average Market Capitalization[1]	$985 million

Weighted Average P/E Ratio[2,3]	14.8x

Weighted Average P/B Ratio[2]	1.8x

Active Share[4]	98%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.44% through December 31, 2016. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Global ex-U.S. Small Cap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2015 Annual Report to Shareholders | 17

Schedules of Investments

Royce European Small-Cap Fund
Common Stocks – 97.6%
	SHARES	VALUE

AUSTRIA – 4.4%
Mayr-Melnhof Karton	5,700	$709,319
†Schoeller-Bleckmann Oilfield Equipment	5,000	273,704

Total (Cost $967,624)		983,023

DENMARK – 2.9%
Coloplast Cl. B	3,000	242,150
SimCorp	7,000	394,776

Total (Cost $593,753)		636,926

FRANCE – 14.8%
Gaztransport Et Technigaz	6,900	291,811
†Interparfums	16,000	394,582
Lectra	32,500	427,260
†Linedata Services	10,000	356,059
†Robertet	1,000	242,273
†Saft Groupe	10,000	304,726
†Thermador Groupe	4,953	467,694
Vetoquinol	8,800	376,815
Virbac	1,800	428,959

Total (Cost $3,204,432)		3,290,179

GERMANY – 11.7%
Amadeus Fire	3,000	244,054
Bertrandt	4,300	516,083
Carl Zeiss Meditec	8,000	247,820
Fielmann	3,500	257,373
Gerry Weber International	12,000	166,204
KWS Saat	1,200	359,968
†MorphoSys [1]	3,500	218,740
†STRATEC Biomedical	5,000	330,259
†Washtec	8,000	264,811

Total (Cost $2,571,946)		2,605,312

ITALY – 5.9%
Azimut Holding	12,500	308,590
†B&C Speakers	35,000	293,484
DiaSorin	7,400	386,967
Recordati	12,000	313,239

Total (Cost $830,067)		1,302,280

NORWAY – 1.0%
Borregaard	40,000	222,616

Total (Cost $259,991)		222,616

SINGAPORE – 1.0%
†XP Power	10,000	214,276

Total (Cost $225,949)		214,276

SPAIN – 1.0%
†Laboratorios Farmaceuticos Rovi	15,000	233,680

Total (Cost $247,603)		233,680

SWEDEN – 5.8%
†Addtech Cl. B	37,500	636,913
†Hexpol	30,000	321,594
†OEM International	20,000	334,777

Total (Cost $1,147,934)		1,293,284

SWITZERLAND – 12.0%
Belimo Holding	100	244,379
Burckhardt Compression Holding	1,200	367,999
†Burkhalter Holding	2,500	270,778
†dorma+kaba Holding	500	339,247
Inficon Holding	800	255,186
†LEM Holding	300	225,672
Partners Group Holding	900	323,132
VZ Holding	2,200	647,840

Total (Cost $2,229,081)		2,674,233

UNITED KINGDOM – 37.1%
†Abcam	30,000	293,940
Ashmore Group	95,000	358,725
†Berendsen	15,000	237,217
Clarkson	20,000	662,635
Consort Medical	31,700	539,695
Diploma	37,500	419,723
e2v technologies	120,300	398,785
Elementis	91,400	308,086
†Exova Group	130,000	277,692
†FDM Group Holdings	60,000	462,212
Fidessa Group	7,500	221,142
†Genus	20,000	457,119
†ITE Group	200,000	464,844
†Lakehouse [1]	82,230	112,756
†Mears Group	40,000	275,907
Photo-Me International	125,000	278,248
†Polypipe Group	100,000	514,353
†Porvair	55,000	236,395
Senior	100,000	338,344
Spirax-Sarco Engineering	6,000	289,038
†Treatt	85,000	208,038
†Trifast	150,000	276,196
Victrex	11,500	303,484
Xaar	50,000	309,595

Total (Cost $8,212,140)		8,244,169

TOTAL COMMON STOCKS

(Cost $20,490,520)		21,699,978

REPURCHASE AGREEMENT – 2.4%
Fixed Income Clearing Corporation, 0.03% dated 12/31/15, due 1/4/16, maturity value $545,002 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 1/31/21, valued at $557,819)

(Cost $545,000)		545,000

TOTAL INVESTMENTS – 100.0%

(Cost $21,035,520)		22,244,978

LIABILITIES LESS CASH AND OTHER ASSETS – (0.0)%		(10,913)

NET ASSETS – 100.0%		$22,234,065

18 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Royce Global Financial Services Fund
Common Stocks – 98.0%
	SHARES	VALUE

BANKS - 10.8%
†BankUnited	16,400	$591,384
BLOM Bank GDR	8,000	77,280
BOK Financial	13,530	808,959
Capital City Bank Group	29,822	457,768
Chemung Financial	14,512	401,402
First Citizens BancShares Cl. A	3,850	993,954
First Republic Bank	20,840	1,376,690
†Live Oak Bancshares	45,000	639,000
Umpqua Holdings	17,400	276,660

Total (Cost $5,418,055)		5,623,097

CAPITAL MARKETS - 52.1%
AllianceBernstein Holding L.P.	16,500	393,525
Apollo Global Management LLC Cl. A	32,700	496,386
ARA Asset Management	665,520	550,956
†Ares Management L.P.	66,900	865,017
Artisan Partners Asset Management Cl. A	19,500	703,170
Ashmore Group	231,000	872,269
†Associated Capital Group Cl. A [1]	14,084	429,562
†Carlyle Group L.P.	41,700	651,354
Charles Schwab (The) Corporation	29,400	968,142
Citadel Capital [1]	150,000	30,460
Coronation Fund Managers	52,000	177,595
Cowen Group [1]	49,900	191,117
Diamond Hill Investment Group	3,675	694,575
Dundee Corporation Cl. A [1]	62,000	204,322
Edmond de Rothschild (Suisse)	20	331,470
Egyptian Financial Group-Hermes Holding Company [1]	246,390	275,023
Federated Investors Cl. B	33,800	968,370
†Fifth Street Asset Management Cl. A	71,431	232,865
†Fifth Street Finance	95,800	611,204
Financial Engines	18,400	619,528
†Fortress Investment Group LLC Cl. A	102,600	522,234
GAMCO Investors Cl. A	9,100	282,464
†Gluskin Sheff + Associates	36,000	541,938
GMP Capital	108,000	366,842
Interactive Brokers Group Cl. A	13,900	606,040
INTL FCStone [1]	15,000	501,900
IOOF Holdings	11,528	79,400
Jupiter Fund Management	132,000	872,752
Manning & Napier Cl. A	76,300	647,787
Medley Management Cl. A	55,702	316,944
Monroe Capital	43,550	570,069
MVC Capital	47,100	347,127
Northern Trust	12,540	904,009
Och-Ziff Capital Management Group LLC Cl. A	66,000	411,180
Oppenheimer Holdings Cl. A	10,000	173,800
Partners Group Holding	1,339	480,748
Raymond James Financial	7,300	423,181
Reinet Investments	5,500	101,656
†Rothschild & Co	19,500	497,671
SEI Investments	16,600	869,840
Silvercrest Asset Management Group Cl. A	41,600	494,624
SPARX Group	220,000	518,533
Sprott	391,500	673,390
State Street	9,135	606,199
Stifel Financial [1]	7,150	302,874
TD Ameritrade Holding Corporation	12,715	441,338
Tokai Tokyo Financial Holdings	9,400	57,099
U.S. Global Investors Cl. A	396,400	463,788
UOB-Kay Hian Holdings	99,122	98,097
Value Partners Group	560,000	646,951
†Virtu Financial Cl. A	18,100	409,784
Vontobel Holding	16,500	779,620
VZ Holding	3,000	883,418
Westwood Holdings Group	12,700	661,543
WisdomTree Investments	18,000	282,240

Total (Cost $28,796,061)		27,103,990

CONSUMER FINANCE - 1.1%
†Discover Financial Services	11,100	595,182

Total (Cost $652,577)		595,182

DIVERSIFIED FINANCIAL SERVICES - 11.1%
Bolsa Mexicana de Valores	372,000	494,072
Bolsas y Mercados Espanoles	10,500	353,449
Bursa Malaysia	160,000	311,102
CRISIL	14,000	412,964
Hellenic Exchanges - Athens Stock Exchange	50,000	287,699
JSE	51,000	421,089
MarketAxess Holdings	4,600	513,314
Markit [1]	16,000	482,720
Morningstar	8,000	643,280
MSCI	8,700	627,531
SHUAA Capital [1]	580,000	63,502
Singapore Exchange	63,000	340,808
†TMX Group	24,250	627,237
Warsaw Stock Exchange	19,000	173,999

Total (Cost $5,669,457)		5,752,766

HOTELS, RESTAURANTS & LEISURE - 0.2%
Thomas Cook (India)	30,600	94,103
Total (Cost $28,633)		94,103

INSURANCE - 5.1%
E-L Financial	800	402,399
Jardine Lloyd Thompson Group	11,900	162,217
†MBIA [1]	119,100	771,768
RLI Corp.	10,300	636,025
State Auto Financial	33,800	695,942

Total (Cost $2,557,550)		2,668,351

INTERNET SOFTWARE & SERVICES - 0.1%
Novation Companies [1,2]	223,459	31,284

Total (Cost $101,011)		31,284

INVESTMENT COMPANIES - 1.6%
RIT Capital Partners	33,500	829,487

Total (Cost $682,554)		829,487

IT SERVICES - 3.2%
Broadridge Financial Solutions	13,100	703,863
†PayPal Holdings [1]	12,800	463,360
Vantiv Cl. A [1]	10,000	474,200

Total (Cost $975,102)		1,641,423

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 19

Schedules of Investments

Royce Global Financial Services Fund (continued)

	SHARES	VALUE

MARINE - 1.1%
†Clarkson	18,000	$596,372

Total (Cost $667,597)		596,372

METALS & MINING - 0.9%
†Franco-Nevada Corporation	10,000	457,500

Total (Cost $400,900)		457,500

PROFESSIONAL SERVICES - 0.9%
Verisk Analytics [1]	6,400	492,032

Total (Cost $237,159)		492,032

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6%
Midland Holdings [1]	800,000	322,278

Total (Cost $321,572)		322,278

SOFTWARE - 2.6%
Fair Isaac	7,400	696,932
SS&C Technologies Holdings	9,500	648,565

Total (Cost $575,241)		1,345,497

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.1%
†Diebold	18,700	562,683

Total (Cost $669,896)		562,683

TRADING COMPANIES & DISTRIBUTORS - 1.1%
Air Lease Cl. A	16,300	545,724

Total (Cost $644,258)		545,724

MISCELLANEOUS[3] - 4.4%

Total (Cost $2,358,515)		2,302,726

TOTAL COMMON STOCKS

(Cost $50,756,138)		50,964,495

TOTAL INVESTMENTS – 98.0%

(Cost $50,756,138)		50,964,495

CASH AND OTHER ASSETS LESS LIABILITIES – 2.0%		1,048,020

NET ASSETS – 100.0%		$52,012,515

Royce Global Value Fund
Common Stocks – 97.2%
	SHARES	VALUE

AUSTRALIA – 0.3%
TFS Corporation	149,189	$171,251

Total (Cost $181,466)		171,251

AUSTRIA – 1.8%
Mayr-Melnhof Karton	8,700	1,082,645

Total (Cost $1,043,766)		1,082,645

BERMUDA – 0.2%
†Lazard Cl. A	3,200	144,032

Total (Cost $179,554)		144,032

BRAZIL – 2.6%
CETIP - Mercados Organizados	66,500	628,029
TOTVS	125,000	974,739

Total (Cost $1,948,042)		1,602,768

CANADA – 1.6%
†Colliers International Group	2,000	89,100
Magellan Aerospace	42,200	491,017
Ritchie Bros. Auctioneers	16,300	392,993

Total (Cost $1,036,312)		973,110

CHINA – 1.5%
†AAC Technologies Holdings	18,800	121,741
Haitian International Holdings	69,600	103,002
†TravelSky Technology	325,000	533,338
Xtep International Holdings	292,000	155,155

Total (Cost $817,575)		913,236

DENMARK – 1.2%
SimCorp	13,100	738,796

Total (Cost $706,028)		738,796

FRANCE – 6.0%
Alten	4,100	237,726
†Gaztransport Et Technigaz	16,800	710,497
Lectra	7,810	102,674
†Thermador Groupe	10,441	985,906
Virbac	7,024	1,673,892

Total (Cost $3,571,218)		3,710,695

GERMANY – 7.9%
AURELIUS SE & Co. KGaA	3,161	164,710
†Bertrandt	12,500	1,500,240
Carl Zeiss Meditec	33,900	1,050,137
†Fielmann	8,900	654,464
†KWS Saat	2,835	850,425
†STRATEC Biomedical	10,300	680,332

Total (Cost $4,646,106)		4,900,308

HONG KONG – 2.7%
I.T	567,600	150,247
†Man Wah Holdings	139,100	162,846
Pacific Textiles Holdings	103,800	160,196
Television Broadcasts	36,400	149,588
Value Partners Group	892,600	1,031,194

Total (Cost $1,580,022)		1,654,071

INDIA – 3.1%
†Bajaj Finance	13,400	1,218,109
†Motherson Sumi Systems	160,100	706,111

Total (Cost $1,732,870)		1,924,220

20 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Royce Global Value Fund (continued)

	SHARES	VALUE

ITALY – 3.4%
†Azimut Holding	30,400	$750,491
†DiaSorin	13,500	705,954
Recordati	24,331	635,117

Total (Cost $1,976,676)		2,091,562

JAPAN – 15.3%
GCA Savvian	15,300	156,390
†Horiba	28,600	1,104,012
Leopalace21 Corporation [1]	32,300	174,525
†Meitec Corporation	32,400	1,108,206
MISUMI Group	80,000	1,101,678
Namura Shipbuilding	13,100	107,339
†Nihon Kohden	29,300	706,055
Santen Pharmaceutical	57,900	952,191
SPARX Group	46,600	109,835
Sun Frontier Fudousan	12,700	93,052
Tokai Tokyo Financial Holdings	21,100	128,170
TOTO	35,400	1,241,174
Trancom	2,400	132,992
†Trend Micro	24,600	997,905
USS	82,200	1,236,753
Zuiko Corporation	2,900	113,003

Total (Cost $8,734,853)		9,463,280

NEW ZEALAND – 1.1%
†Fisher & Paykel Healthcare	107,500	652,542

Total (Cost $584,322)		652,542

SINGAPORE – 1.0%
†XP Power	28,400	608,545

Total (Cost $637,046)		608,545

SWEDEN – 1.2%
†Addtech Cl. B	43,500	738,819

Total (Cost $662,329)		738,819

SWITZERLAND – 11.7%
†Belimo Holding	325	794,232
Burckhardt Compression Holding	2,500	766,666
†Burkhalter Holding	7,000	758,178
†dorma+kaba Holding	1,400	949,893
†Inficon Holding	3,000	956,947
†LEM Holding	1,170	880,119
Partners Group Holding	2,975	1,068,130
VZ Holding	3,600	1,060,102

Total (Cost $6,933,943)		7,234,267

TAIWAN – 0.4%
†Flytech Technology	37,141	106,862
Kinik Company	16,600	25,708
Taiwan Paiho	44,400	97,815

Total (Cost $241,547)		230,385

UNITED KINGDOM – 17.7%
Ashmore Group	182,500	689,130
†Berendsen	50,000	790,723
Clarkson	34,100	1,129,794
†Consort Medical	57,000	970,429
†Diploma	56,200	629,025
†e2v technologies	225,000	745,858
†Elementis	200,000	674,149
†Exova Group	300,000	640,828
†Fidessa Group	38,000	1,120,451
†ITE Group	280,800	652,640
†Kennedy Wilson Europe Real Estate	10,465	185,923
†Senior	230,900	781,237
Spirax-Sarco Engineering	22,000	1,059,806
Victrex	32,500	857,673

Total (Cost $11,685,599)		10,927,666

UNITED STATES – 16.5%
Advance Auto Parts	800	120,408
†Alleghany Corporation [1]	725	346,499
Anixter International [1]	5,850	353,281
†ANSYS [1]	2,600	240,500
Artisan Partners Asset Management Cl. A	3,900	140,634
Bed Bath & Beyond [1]	4,800	231,600
†BorgWarner	5,300	229,119
†Cal-Maine Foods	3,701	171,504
Carlisle Companies	3,850	341,456
†Coherent [1]	2,500	162,775
†Copart [1]	5,100	193,851
Dollar Tree [1]	5,500	424,710
Dorman Products [1]	2,600	123,422
Drew Industries	5,750	350,117
†E*TRADE Financial [1]	6,900	204,516
†Equifax	1,200	133,644
†Evercore Partners Cl. A	1,800	97,326
†Forward Air	4,600	197,846
†Genesee & Wyoming Cl. A [1]	2,600	139,594
†Gentex Corporation	12,500	200,125
†Hubbell Cl. B	1,000	101,040
†IHS Cl. A [1]	1,300	153,959
†Jones Lang LaSalle	700	111,902
Kennedy-Wilson Holdings	16,500	397,320
Lam Research	1,625	129,058
ManpowerGroup	4,650	391,949
†Media General [1]	9,939	160,515
Minerals Technologies	7,600	348,536
†Neenah Paper	1,540	96,142
†NVR [1]	120	197,160
Reliance Steel & Aluminum	6,100	353,251
Rogers Corporation [1]	3,850	198,545
Sanderson Farms	2,750	213,180
†Sensient Technologies	3,800	238,716
Standard Motor Products	10,102	384,381
Thor Industries	6,900	387,435
†Tiffany & Co.	1,440	109,858
†UGI Corporation	9,500	320,720
Valmont Industries	3,400	360,468
†Waste Connections	2,950	166,144
†Waters Corporation [1]	1,300	174,954
Westlake Chemical	7,400	401,968
†Westwood Holdings Group	4,200	218,778

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 21

Schedules of Investments

Royce Global Value Fund (continued)

	SHARES	VALUE

UNITED STATES (continued)
World Fuel Services	3,500	$134,610

Total (Cost $10,824,150)		10,153,516

TOTAL COMMON STOCKS

(Cost $59,723,424)		59,915,714

TOTAL INVESTMENTS – 97.2%

(Cost $59,723,424)		59,915,714

CASH AND OTHER ASSETS LESS LIABILITIES – 2.8%		1,750,798

NET ASSETS – 100.0%		$61,666,512

Royce International Micro-Cap Fund
Common Stocks – 96.4%
	SHARES	VALUE

AUSTRALIA – 3.2%
†Austal	33,600	$38,244
Imdex [1]	114,300	16,555
Medusa Mining [1]	32,800	8,627
TFS Corporation	61,448	70,535
Webjet	15,350	61,294

Total (Cost $260,784)		195,255

AUSTRIA – 1.2%
†S&T	5,000	32,329
†UBM Development	1,000	39,520

Total (Cost $70,182)		71,849

BRAZIL – 1.0%
T4F Entretenimento [1]	81,000	63,415

Total (Cost $133,307)		63,415

CANADA – 13.2%
AirBoss of America	3,350	42,296
†Altus Group	5,300	74,270
Canyon Services Group	10,400	30,590
†Chorus Aviation Cl. A	7,400	29,949
†Cogeco Cable	600	26,785
†Dream Global Real Estate Investment Trust	5,300	33,170
Exco Technologies	3,800	46,467
FLYHT Aerospace Solutions [1]	59,050	9,815
†Gluskin Sheff + Associates	2,100	31,613
†goeasy	3,600	49,302
†Intertape Polymer Group	3,600	48,626
Magellan Aerospace	8,700	101,229
†Morguard Real Estate Investment Trust	3,290	32,384
†Morneau Shepell	5,100	53,370
†RDM Corporation	13,000	36,923
†Richelieu Hardware	700	34,330
Richmont Mines [1]	9,900	31,779
Solium Capital [1]	12,100	61,213
Total Energy Services	3,000	29,399

Total (Cost $830,659)		803,510

CHINA – 2.5%
†China Lilang	40,000	29,505
Daqo New Energy ADR [1]	2,800	46,620
Pacific Online	134,500	40,450
Xtep International Holdings	67,700	35,973

Total (Cost $185,173)		152,548

DENMARK – 2.5%
†Columbus	33,400	32,510
Zealand Pharma [1]	5,550	121,632

Total (Cost $127,932)		154,142

FINLAND – 1.0%
BasWare	700	28,317
†Powerflute	22,800	29,910

Total (Cost $66,768)		58,227

FRANCE – 4.9%
aufeminin [1]	900	23,931
†Cegedim [1]	700	24,345
†Chargeurs	3,300	32,242
†HighCo	4,100	42,940

22 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Royce International Micro-Cap Fund (continued)

	SHARES	VALUE

FRANCE (continued)
Lectra	2,600	$34,181
Manutan International	600	31,953
Neurones	1,650	31,231
Prodware	3,350	28,829
†Thermador Groupe	550	51,935

Total (Cost $291,354)		301,587

GERMANY – 7.2%
†ADLER Real Estate [1]	6,200	95,619
†Allgeier SE	1,900	34,971
†Balda	11,500	28,658
†Leifheit	600	32,264
†msg life [1]	17,400	34,257
mutares	1,700	32,518
†PNE Wind	12,300	27,765
†SQS Software Quality Systems	3,400	29,825
Tomorrow Focus [1]	12,600	48,569
†VIB Vermoegen	2,000	37,024
XING	220	40,552

Total (Cost $423,910)		442,022

GREECE – 0.7%
†Aegean Marine Petroleum Network	2,800	23,408
StealthGas [1]	5,800	19,894

Total (Cost $96,878)		43,302

HONG KONG – 6.9%
China Metal International Holdings	209,800	64,292
†Esprit Holdings	30,500	33,467
I.T	186,500	49,368
Le Saunda Holdings	134,860	30,973
New World Department Store China	134,800	20,501
Oriental Watch Holdings	384,800	56,509
Pico Far East Holdings	340,000	92,132
†Samson Holding	250,000	30,875
†VST Holdings	157,500	42,549

Total (Cost $525,790)		420,666

INDIA – 0.9%
eClerx Services	2,667	56,863

Total (Cost $34,548)		56,863

IRELAND – 2.3%
†Ardmore Shipping	6,000	76,320
†Trinity Biotech ADR Cl. A	5,200	61,152

Total (Cost $158,529)		137,472

ISRAEL – 0.8%
†Nova Measuring Instruments [1]	4,950	48,510

Total (Cost $54,945)		48,510

ITALY – 0.9%
†Banca Sistema [1]	12,700	53,394

Total (Cost $58,052)		53,394

JAPAN – 16.9%
†Daifuku	1,900	32,350
†Descente	2,600	32,989
EPS Holdings	4,600	50,559
Freund Corporation	4,100	48,010
GCA Savvian	4,300	43,953
Itoki Corporation	8,300	59,135
†Leopalace21 Corporation [1]	12,600	68,081
Milbon	1,000	40,814
Nishikawa Rubber	3,600	58,071
Nitto Kohki	2,700	57,638
†Outsourcing	1,700	44,679
Pasona Group	4,200	29,979
†Poletowin Pitcrew Holdings	3,700	34,993
†Pressance Corporation	2,100	69,589
Relo Holdings	700	83,986
SPARX Group	23,800	56,096
Sun Frontier Fudousan	6,200	45,427
†Takara Leben	5,600	31,058
†Tenpos Busters	1,700	28,120
Trancom	1,500	83,120
Zuiko Corporation	900	35,070

Total (Cost $1,004,498)		1,033,717

MALAYSIA – 1.8%
CB Industrial Product Holding	60,700	28,968
Media Prima	84,100	24,910
†Scientex	24,900	56,474

Total (Cost $121,188)		110,352

MEXICO – 0.9%
†Consorcio ARA SAB de CV	165,300	57,547

Total (Cost $63,925)		57,547

NETHERLANDS – 1.1%
†AMG Advanced Metallurgical Group	3,100	30,315
†Lucas Bols Holding	1,500	36,312

Total (Cost $58,539)		66,627

NEW ZEALAND – 0.6%
†New Zealand Refining	13,800	35,364

Total (Cost $32,170)		35,364

NORWAY – 1.2%
†Kongsberg Automotive [1]	57,500	40,337
†Medistim	5,600	33,853

Total (Cost $77,950)		74,190

SINGAPORE – 1.7%
†Asian Pay Television Trust	86,800	39,101
Parkson Retail Asia	117,400	21,942
Yoma Strategic Holdings [1]	138,800	45,061

Total (Cost $184,345)		106,104

SOUTH AFRICA – 1.6%
Metrofile Holdings	132,450	39,748
Net 1 UEPS Technologies [1]	4,500	60,795

Total (Cost $139,291)		100,543

SOUTH KOREA – 2.9%
Eugene Technology	5,389	59,231
Huvis Corporation	1,650	10,870
†ISC	804	19,361
Koh Young Technology	1,800	58,592
Samjin Pharmaceutical	1,400	27,548

Total (Cost $209,101)		175,602

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 23

Schedules of Investments

Royce International Micro-Cap Fund (continued)

	SHARES	VALUE

SPAIN – 0.8%
Atento [1]	5,100	$49,674

Total (Cost $52,415)		49,674

SWEDEN – 2.0%
†Dustin Group [1]	6,800	52,409
†Hoist Finance [1]	3,400	35,484
†Proact IT Group	2,000	32,834

Total (Cost $108,579)		120,727

TAIWAN – 6.1%
†Flytech Technology	19,824	57,038
†Hota Industrial Manufacturing	7,500	27,418
†King’s Town Bank	39,600	28,064
Kinik Company	28,000	43,363
Lumax International	38,300	50,609
Shih Her Technologies	36,800	38,499
†Sporton International	6,600	40,295
Taiwan Paiho	23,400	51,551
UDE Corporation	36,600	36,669

Total (Cost $435,154)		373,506

UNITED ARAB EMIRATES – 0.7%
Aramex	48,300	41,272

Total (Cost $23,700)		41,272

UNITED KINGDOM – 8.2%
†BrainJuicer Group	4,100	21,543
†Character Group	4,700	32,385
†Conviviality	10,500	34,530
†Finsbury Food Group	24,200	40,313
Hargreaves Services	3,100	11,831
Mattioli Woods	3,900	37,022
Norcros	18,270	53,963
Pendragon	85,200	58,646
†Real Estate Investors	30,300	31,262
†Servelec Group	7,300	35,877
Trifast	36,300	66,840
†Vertu Motors	24,600	27,921
†Zeal Network	1,100	46,482

Total (Cost $491,999)		498,615

UNITED STATES – 0.7%
Century Casinos [1]	5,100	39,678

Total (Cost $26,097)		39,678

TOTAL COMMON STOCKS

(Cost $6,347,762)		5,886,280

REPURCHASE AGREEMENT – 3.5%
Fixed Income Clearing Corporation, 0.03% dated 12/31/15, due 1/4/16, maturity value $212,001 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 1/31/21, valued at $220,057)

(Cost $212,000)		212,000

TOTAL INVESTMENTS – 99.9%

(Cost $6,559,762)		6,098,280

CASH AND OTHER ASSETS LESS LIABILITIES – 0.1%		4,082

NET ASSETS – 100.0%		$6,102,362

Royce International Premier Fund
Common Stocks – 95.0%
	SHARES	VALUE

AUSTRIA – 2.3%
Mayr-Melnhof Karton	2,300	$286,216

Total (Cost $255,296)		286,216

BRAZIL – 3.7%
CETIP - Mercados Organizados	20,500	193,603
TOTVS	35,000	272,927

Total (Cost $589,537)		466,530

CHINA – 1.6%
†TravelSky Technology	120,000	196,925

Total (Cost $170,821)		196,925

DENMARK – 1.6%
SimCorp	3,500	197,388

Total (Cost $149,911)		197,388

FRANCE – 6.6%
†Gaztransport Et Technigaz	4,700	198,770
†Thermador Groupe	3,000	283,279
Virbac	1,500	357,466

Total (Cost $790,506)		839,515

GERMANY – 9.6%
†Bertrandt	3,000	360,058
Carl Zeiss Meditec	9,000	278,797
Fielmann	2,300	169,131
KWS Saat	750	224,980
STRATEC Biomedical	2,700	178,340

Total (Cost $1,162,886)		1,211,306

HONG KONG – 1.6%
Value Partners Group	180,000	207,949

Total (Cost $208,627)		207,949

INDIA – 5.4%
Bajaj Finance	3,500	318,163
Kewal Kiran Clothing	5,000	165,892
Motherson Sumi Systems	45,000	198,470

Total (Cost $416,702)		682,525

ITALY – 3.2%
†Azimut Holding	8,000	197,498
DiaSorin	4,000	209,171

Total (Cost $377,286)		406,669

JAPAN – 16.7%
†Horiba	7,500	289,514
†Meitec Corporation	8,500	290,733
MISUMI Group	21,000	289,190
†Nihon Kohden	7,500	180,731
Santen Pharmaceutical	11,500	189,123
†TOTO	6,600	231,405
†Trend Micro	6,500	263,674
USS	25,000	376,141

Total (Cost $1,859,139)		2,110,511

NEW ZEALAND – 1.6%
†Fisher & Paykel Healthcare	32,500	197,280

Total (Cost $172,951)		197,280

24 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Royce International Premier Fund (continued)

	SHARES	VALUE

SINGAPORE – 1.5%
†XP Power	8,600	$184,278

Total (Cost $192,388)		184,278

SWEDEN – 1.5%
†Addtech Cl. B	11,500	195,320

Total (Cost $172,938)		195,320

SWITZERLAND – 15.5%
Belimo Holding	95	232,160
Burckhardt Compression Holding	700	214,666
†Burkhalter Holding	1,800	194,960
dorma+kaba Holding	400	271,398
Inficon Holding	800	255,186
LEM Holding	325	244,478
Partners Group Holding	750	269,276
VZ Holding	950	279,749

Total (Cost $1,633,829)		1,961,873

UNITED KINGDOM – 22.6%
Ashmore Group	47,500	179,363
†Berendsen	14,500	229,310
Clarkson	8,000	265,054
Consort Medical	15,000	255,376
†Diploma	16,000	179,082
†e2v technologies	60,000	198,895
Elementis	52,500	176,964
†Exova Group	90,000	192,248
Fidessa Group	9,300	274,216
†ITE Group	76,000	176,641
†Senior	65,000	219,924
Spirax-Sarco Engineering	5,600	269,769
Victrex	9,200	242,787

Total (Cost $2,869,256)		2,859,629

TOTAL COMMON STOCKS

(Cost $11,022,073)		12,003,914

REPURCHASE AGREEMENT – 6.5%
Fixed Income Clearing Corporation, 0.03% dated 12/31/15, due 1/4/16, maturity value $827,003 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 1/31/21, valued at $844,406)

(Cost $827,000)		827,000

TOTAL INVESTMENTS – 101.5%

(Cost $11,849,073)		12,830,914

LIABILITIES LESS CASH AND OTHER ASSETS – (1.5)%		(192,665)

NET ASSETS – 100.0%		$12,638,249

Royce International Small-Cap Fund
Common Stocks – 98.1%
	SHARES	VALUE

AUSTRALIA – 1.1%
†Evolution Mining	108,000	$109,723
†TFS Corporation	86,800	99,636

Total (Cost $208,632)		209,359

AUSTRIA – 3.1%
†BUWOG	9,900	214,240
Mayr-Melnhof Karton	1,300	161,774
†S&T	16,400	106,039
†UBM Development	3,200	126,465

Total (Cost $574,062)		608,518

BRAZIL – 1.3%
Grendene	36,000	153,108
†T4F Entretenimento [1]	128,000	100,211

Total (Cost $367,850)		253,319

CANADA – 10.0%
†AirBoss of America	7,400	93,429
†Altus Group	16,711	234,174
†Canyon Services Group	34,500	101,478
†Cogeco Cable	2,100	93,747
†Dream Global Real Estate Investment Trust	17,400	108,899
†Exco Technologies	7,100	86,819
Gluskin Sheff + Associates	7,100	106,882
†Intertape Polymer Group	12,100	163,438
†Just Energy Group	15,000	106,800
Magellan Aerospace	26,000	302,522
†Morguard Real Estate Investment Trust	10,900	107,291
†Morneau Shepell	16,365	171,255
†Richelieu Hardware	4,198	205,880
†Total Energy Services	10,100	98,978

Total (Cost $2,036,339)		1,981,592

CHINA – 4.9%
†China Medical System Holdings	75,300	109,708
Haitian International Holdings	134,705	199,351
Kingdee International Software Group	198,600	90,198
Minth Group	137,053	271,797
Pacific Online	618,200	185,918
Xtep International Holdings	225,200	119,661

Total (Cost $1,311,834)		976,633

FINLAND – 0.9%
†BasWare	2,200	88,997
†Powerflute	75,500	99,044

Total (Cost $206,676)		188,041

FRANCE – 3.6%
Nexity	5,335	236,391
†Technicolor	40,218	325,443
†Teleperformance	1,700	143,104

Total (Cost $647,489)		704,938

GERMANY – 8.5%
†ADLER Real Estate [1]	20,432	315,111
†AURELIUS SE & Co. KGaA	3,501	182,426
†Balda	38,300	95,444
†Hella KGaA Hueck & Co.	4,837	200,472
†Hornbach Holding AG & Co. KGaA	1,300	86,612
†mutares	13,700	262,055

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 25

Schedules of Investments

Royce International Small-Cap Fund (continued)

	SHARES	VALUE

GERMANY (continued)
†Norma Group	1,291	$71,354
†PNE Wind	41,400	93,453
Takkt	11,300	226,953
†XING	800	147,461

Total (Cost $1,703,528)		1,681,341

HONG KONG – 11.2%
†Dah Sing Financial Holdings	20,000	99,283
Esprit Holdings	102,000	111,923
I.T	713,100	188,761
†Man Wah Holdings	268,425	314,249
New World Department Store China	562,700	85,576
Pacific Textiles Holdings	135,935	209,790
Stella International Holdings	105,176	260,206
Television Broadcasts	25,600	105,205
Texwinca Holdings	305,541	318,608
Value Partners Group	179,234	207,064
†VST Holdings	522,700	141,209
†Wasion Group Holdings	173,300	177,534

Total (Cost $2,510,993)		2,219,408

INDIA – 4.3%
Apollo Tyres	69,400	162,600
Bajaj Holdings & Investment	10,000	252,175
Shriram Transport Finance	16,400	212,436
Thomas Cook (India)	69,900	214,960

Total (Cost $771,560)		842,171

ITALY – 2.0%
†Banca Sistema [1]	42,400	178,259
†Cerved Information Solutions	26,528	221,099

Total (Cost $394,631)		399,358

JAPAN – 23.8%
†Daifuku	6,300	107,268
†Descente	8,800	111,654
†GCA Savvian	14,200	145,146
†Iriso Electronics	4,200	235,562
kabu.com Securities	55,700	173,543
Kenedix	92,600	332,081
†Leopalace21 Corporation [1]	77,200	417,130
Meitec Corporation	6,200	212,064
Milbon	5,500	224,479
MISUMI Group	12,900	177,646
Nifco	6,200	286,597
†Outsourcing	5,500	144,550
†Pasona Group	29,300	209,141
†Poletowin Pitcrew Holdings	12,300	116,327
†Pressance Corporation	6,900	228,650
Relo Holdings	2,300	275,954
SPARX Group	82,700	194,921
†Square Enix Holdings	5,700	137,478
†Sun Frontier Fudousan	20,700	151,667
†Takara Leben	18,600	103,156
†Tokai Tokyo Financial Holdings	31,100	188,914
Trancom	5,800	321,399
USS	14,300	215,153

Total (Cost $4,682,327)		4,710,480

JERSEY – 0.5%
Randgold Resources ADR	1,700	105,281

Total (Cost $107,347)		105,281

MALAYSIA – 0.4%
Media Prima	270,000	79,972

Total (Cost $191,837)		79,972

MEXICO – 3.0%
†Consorcio ARA SAB de CV	552,600	192,382
Grupo SIMEC Ser. B [1]	56,100	124,442
Industrias Bachoco ADR	5,783	284,697

Total (Cost $719,407)		601,521

NETHERLANDS – 0.6%
Brunel International	6,800	123,495

Total (Cost $167,019)		123,495

NEW ZEALAND – 0.6%
†New Zealand Refining	45,300	116,085

Total (Cost $105,887)		116,085

SINGAPORE – 0.8%
Yoma Strategic Holdings [1]	462,700	150,215

Total (Cost $165,285)		150,215

SOUTH AFRICA – 1.0%
Net 1 UEPS Technologies [1]	14,900	201,299

Total (Cost $247,708)		201,299

SOUTH KOREA – 2.8%
†CJ Korea Express [1]	1,000	162,460
†Eugene Technology	17,937	197,146
†Koh Young Technology	5,900	192,052

Total (Cost $557,984)		551,658

SPAIN – 1.7%
Atento [1]	17,924	174,580
†Axiare Patrimonio	11,100	158,650

Total (Cost $377,086)		333,230

SWEDEN – 0.6%
†Hoist Finance [1]	11,300	117,931

Total (Cost $103,079)		117,931

TAIWAN – 2.2%
†Flytech Technology	39,400	113,362
†Sporton International	21,800	133,096
†Taiwan Paiho	85,000	187,259

Total (Cost $453,095)		433,717

UNITED ARAB EMIRATES – 0.8%
Aramex	181,385	154,993

Total (Cost $147,628)		154,993

UNITED KINGDOM – 8.4%
†Burford Capital	54,300	156,187
†Computacenter	17,000	213,938
Consort Medical	7,200	122,580
†Conviviality	34,000	111,813
e2v technologies	42,600	141,216
†EMIS Group	8,409	140,861
†Finsbury Food Group	80,600	134,265
†Halma	9,900	125,475

26 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Royce International Small-Cap Fund (continued)

	SHARES	VALUE

UNITED KINGDOM (continued)
Kennedy Wilson Europe Real Estate	11,300	$200,757
†Pendragon	144,200	99,258
Polypipe Group	22,600	116,244
†Vertu Motors	94,400	107,142

Total (Cost $1,458,495)		1,669,736

TOTAL COMMON STOCKS

(Cost $20,217,778)		19,414,291

REPURCHASE AGREEMENT – 3.4%
Fixed Income Clearing Corporation, 0.03% dated 12/31/15, due 1/4/16, maturity value $663,002 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 1/31/21, valued at $680,642)

(Cost $663,000)		663,000

TOTAL INVESTMENTS – 101.5%

(Cost $20,880,778)		20,077,291

LIABILITIES LESS CASH AND OTHER ASSETS – (1.5)%		(306,367)

NET ASSETS – 100.0%		$19,770,924

†	New additions in 2015.
[1]	Non-income producing.
[2]	This security is defined as a Level 2 security due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[3]	Includes securities first acquired in 2015 and less than 1% of net assets.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2015, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 27

Statements of Assets and Liabilities

		Royce Global		Royce
	Royce European	Financial	Royce Global	International
	Small-Cap Fund	Services Fund	Value Fund	Micro-Cap Fund

ASSETS:
Investments at value	$21,699,978	$50,964,495	$59,915,714	$5,886,280

Repurchase agreements (at cost and value)	545,000	–	–	212,000

Cash and foreign currency	165	–	208,687	39,297

Receivable for investments sold	317	1,317,363	2,793,568	55,482

Receivable for capital shares sold	76,152	261,050	50,016	137

Receivable for dividends and interest	52,994	98,447	241,137	6,267

Prepaid expenses and other assets	93	382	217	34

Total Assets	22,374,699	52,641,737	63,209,339	6,199,497

LIABILITIES:
Payable for investments purchased	–	–	650,606	36,829

Payable for capital shares redeemed	53,833	103,879	689,178	8,980

Payable for investment advisory fees	20,076	42,703	64,639	7,964

Payable for trustees’ fees	489	1,236	1,783	146

Payable to custodian for overdrawn balance	–	387,169	–	–

Accrued expenses	66,236	94,235	116,984	43,216

Deferred capital gains tax	–	–	19,637	–

Total Liabilities	140,634	629,222	1,542,827	97,135

Net Assets	$22,234,065	$52,012,515	$61,666,512	$6,102,362

ANALYSIS OF NET ASSETS:
Paid-in capital	$23,827,423	$52,017,641	$135,739,046	$7,095,366

Undistributed net investment income (loss)	3,836	(267,318)	120,688	(15,189)

Accumulated net realized gain (loss) on investments and foreign currency	(2,801,926)	56,241	(74,330,467)	(516,201)

Net unrealized appreciation (depreciation) on investments and foreign currency	1,204,732	205,951	137,245	(461,614)

Net Assets	$22,234,065	$52,012,515	$61,666,512	$6,102,362

Investment Class	$2,412,905		$30,852,802

Service Class	19,821,160	$52,012,515	20,865,450	$6,102,362

Consultant Class			9,882,871

R Class			42,233

K Class			23,156

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	265,892		2,404,204

Service Class	1,719,755	6,508,609	1,615,894	639,603

Consultant Class			776,486

R Class			4,452

K Class			2,447

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$9.07		$12.83

Service Class[1]	11.53	$7.99	12.91	$9.54

Consultant Class[2]			12.73

R Class[3]			9.49

K Class[3]			9.46

Investments at identified cost	$20,490,520	$50,756,138	$59,723,424	$6,347,762

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 2% redemption fee, or a 1% redemption fee (Royce Global Financial Services Fund), payable to the Fund. From January 1-31, 2015, the same redemption fee was applied to shares held less than 180 days.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

28 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

	Royce	Royce
	International	International
	Premier Fund	Small-Cap Fund

ASSETS:
Investments at value	$12,003,914	$19,414,291

Repurchase agreements (at cost and value)	827,000	663,000

Cash and foreign currency	347	4,323

Receivable for capital shares sold	164,231	192

Receivable for dividends and interest	31,810	67,574

Prepaid expenses and other assets	51	158

Total Assets	13,027,353	20,149,538

LIABILITIES:
Payable for investments purchased	312,386	–

Payable for capital shares redeemed	4,442	278,989

Payable for investment advisory fees	6,751	16,858

Payable for trustees’ fees	190	628

Accrued expenses	54,033	82,139

Deferred capital gains tax	11,302	–

Total Liabilities	389,104	378,614

Net Assets	$12,638,249	$19,770,924

ANALYSIS OF NET ASSETS:
Paid-in capital	$12,231,797	$24,352,940

Undistributed net investment income (loss)	(166,956)	(71,296)

Accumulated net realized gain (loss) on investments and foreign currency	(396,268)	(3,703,303)

Net unrealized appreciation (depreciation) on investments and foreign currency	969,676	(807,417)

Net Assets	$12,638,249	$19,770,924

Investment Class	$3,622,863	$325,924

Service Class	9,015,386	17,391,773

Institutional Class		2,053,227

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	368,875	43,143

Service Class	774,305	1,845,253

Institutional Class		264,549

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$9.82	$7.55

Service Class[1]	11.64	9.43

Institutional Class[2]		7.76

Investments at identified cost	$11,022,073	$20,217,778

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 2% redemption fee, payable to the Fund. From January 1-31, 2015, the same redemption fee was applied to shares held less than 180 days.
[2]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 29

Statements of Changes in Net Assets

			Royce Global Financial
	Royce European Small-Cap Fund		Services Fund		Royce Global Value Fund
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14

INVESTMENT OPERATIONS:
Net investment income (loss)	$217,901	$241,006	$661,280	$534,686	$405,242	$2,023,823

Net realized gain (loss) on investments and foreign currency	(2,322,311)	1,470,960	3,106,606	3,400,962	(845,172)	(18,859,829)

Net change in unrealized appreciation (depreciation) on investments and foreign currency	4,586,171	(6,684,254)	(7,341,479)	(1,908,778)	2,722,862	6,433,800

Net increase (decrease) in net assets from investment operations	2,481,761	(4,972,288)	(3,573,593)	2,026,870	2,282,932	(10,402,206)

DISTRIBUTIONS:
Net investment income

Investment Class	(43,624)	(40,603)			(219,562)	(2,001,782)

Service Class	(215,395)	(248,801)	(666,857)	(368,093)	(81,742)	(561,587)

Consultant Class					–	(264,812)

R Class					–	(2,886)

K Class					(145)	(601)
Net realized gain on investments and foreign currency

Investment Class	–	(27,878)			–	–

Service Class	–	(220,072)	(4,550,611)	(3,550,372)	–	–

Consultant Class					–	–

R Class					–	–

K Class					–	–

Total distributions	(259,019)	(537,354)	(5,217,468)	(3,918,465)	(301,449)	(2,831,668)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	255,743	2,436,957			(15,576,709)	(104,088,063)

Service Class	(2,218,448)	(3,017,743)	7,093,134	7,978,123	(9,403,147)	(16,686,150)

Consultant Class					(11,427,362)	(3,254,422)

R Class					(77,399)	28,386

K Class					145	(19,399)

Shareholder redemption fees
Investment Class	491	–			(326)	1,878

Service Class	961	17,034	3,413	27,684	408	3,732

Net increase (decrease) in net assets from capital share transactions	(1,961,253)	(563,752)	7,096,547	8,005,807	(36,484,390)	(124,014,038)

Net Increase (Decrease) In Net Assets	261,489	(6,073,394)	(1,694,514)	6,114,212	(34,502,907)	(137,247,912)

NET ASSETS:

Beginning of year	21,972,576	28,045,970	53,707,029	47,592,817	96,169,419	233,417,331

End of year	$22,234,065	$21,972,576	$52,012,515	$53,707,029	$61,666,512	$96,169,419

Undistributed Net Investment Income (Loss) at End of Year	$3,836	$(27,179)	$(267,318)	$131,205	$120,688	$58,999

30 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce International				Royce International
	Micro-Cap Fund		Royce International Premier Fund		Small-Cap Fund
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14

INVESTMENT OPERATIONS:
Net investment income (loss)	$28,861	$47,007	$112,963	$156,675	$336,108	$600,768

Net realized gain (loss) on investments and foreign currency	(85,484)	406,568	284,340	(79,151)	(737,386)	271,690

Net change in unrealized appreciation (depreciation) on investments and foreign currency	15,857	(732,114)	933,734	(1,127,130)	346,448	(4,257,707)

Net increase (decrease) in net assets from investment operations	(40,766)	(278,539)	1,331,037	(1,049,606)	(54,830)	(3,385,249)

DISTRIBUTIONS:
Net investment income

Investment Class			(94,094)	(64,490)	(11,969)	(18,814)

Service Class	(15,066)	(91,072)	(226,237)	(80,804)	(366,611)	(574,443)

Institutional Class					(58,335)	(61,462)

Net realized gain on investments and foreign currency

Investment Class			–	(126,090)	(5)	(79,823)

Service Class	–	–	–	(214,622)	(187)	(2,909,304)

Institutional Class					(25)	(260,563)

Total distributions	(15,066)	(91,072)	(320,331)	(486,006)	(437,132)	(3,904,409)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class			(416,753)	4,170,312	(804,287)	1,265,297

Service Class	(252,087)	1,569,954	4,517,740	(4,578,287)	(11,759,515)	(1,737,936)

Institutional Class					(255,663)	2,778,811

Shareholder redemption fees

Investment Class			84	103	–	723

Service Class	331	945	9	367	4	5,977

Net increase (decrease) in net assets from capital share transactions	(251,756)	1,570,899	4,101,080	(407,505)	(12,819,461)	2,312,872

Net Increase (Decrease) In Net Assets	(307,588)	1,201,288	5,111,786	(1,943,117)	(13,311,423)	(4,976,786)

NET ASSETS:

Beginning of year	6,409,950	5,208,662	7,526,463	9,469,580	33,082,347	38,059,133

End of year	$6,102,362	$6,409,950	$12,638,249	$7,526,463	$19,770,924	$33,082,347

Undistributed Net Investment Income (Loss) at End of Year	$(15,189)	$(33,864)	$(166,956)	$(6,992)	$(71,296)	$(32,823)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 31

Statements of Operations

		Royce Global
	Royce European	Financial	Royce Global
	Small-Cap Fund	Services Fund	Value Fund

INVESTMENT INCOME:
INCOME:

Dividends	$622,937	$1,528,335	$1,695,057

Foreign withholding tax	(58,468)	(39,357)	(121,800)

Interest	10	9	55

Securities lending	–	–	694

Total income	564,479	1,488,987	1,574,006

EXPENSES:

Investment advisory fees	256,503	555,423	843,232

Distribution fees	48,606	138,856	189,796

Custody	40,716	36,407	80,445

Shareholder servicing	40,401	81,684	109,726

Registration	27,889	24,016	61,818

Audit	24,406	30,408	37,831

Shareholder reports	13,963	31,521	31,890

Administrative and office facilities	3,545	8,630	13,834

Trustees’ fees	1,476	3,689	5,186

Legal	282	672	1,157

Other expenses	1,839	2,483	6,780

Total expenses	459,626	913,789	1,381,695

Compensating balance credits	(15)	(18)	(71)

Fees waived by investment adviser and distributor	(35,494)	(86,064)	(16,162)

Expenses reimbursed by investment adviser	(77,539)	–	(196,698)

Net expenses	346,578	827,707	1,168,764

Net investment income (loss)	217,901	661,280	405,242

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	(2,346,875)	3,105,555	(820,513)

Foreign currency transactions	24,564	1,051	(24,659)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	4,587,264	(7,340,345)	2,757,256

Other assets and liabilities denominated in foreign currency	(1,093)	(1,134)	(34,394)

Net realized and unrealized gain (loss) on investments and foreign currency	2,263,860	(4,234,873)	1,877,690

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$2,481,761	$(3,573,593)	$2,282,932

32 | The Royce Funds 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Year Ended December 31, 2015

	Royce International	Royce International	Royce International
	Micro-Cap Fund	Premier Fund	Small-Cap Fund

INVESTMENT INCOME:
INCOME:

Dividends	$151,238	$268,032	$827,762

Foreign withholding tax	(14,238)	(21,851)	(59,493)

Interest	3	4	8

Total income	137,003	246,185	768,277

EXPENSES:

Investment advisory fees	82,821	101,908	320,720

Distribution fees	16,232	14,818	60,370

Custody	38,637	36,004	57,616

Shareholder servicing	13,559	18,683	51,067

Registration	18,915	29,339	38,183

Audit	28,810	28,697	38,267

Shareholder reports	2,538	2,043	8,947

Administrative and office facilities	1,060	1,380	5,220

Trustees’ fees	455	570	2,085

Legal	82	110	418

Other expenses	742	1,417	2,812

Total expenses	203,851	234,969	585,705

Compensating balance credits	(4)	(2)	(12)

Fees waived by investment adviser and distributor	(88,015)	(57,544)	(58,098)

Expenses reimbursed by investment adviser	(7,690)	(44,201)	(95,426)

Net expenses	108,142	133,222	432,169

Net investment income (loss)	28,861	112,963	336,108

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	(83,171)	287,364	(662,168)

Foreign currency transactions	(2,313)	(3,024)	(75,218)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	11,742	922,785	272,138

Other assets and liabilities denominated in foreign currency	4,115	10,949	74,310

Net realized and unrealized gain (loss) on investments and foreign currency	(69,627)	1,218,074	(390,938)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(40,766)	$1,331,037	$(54,830)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 33

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and										Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce European Small-Cap Fund–Investment Class [a]
2015	$8.16	$0.10	$0.96	$1.06	$(0.15)	$–	$–	$(0.15)	$–	$9.07	13.03%	$2,413	2.31%	2.31%	1.35%	1.26%	96%

2014	10.00	0.07	(1.63)	(1.56)	(0.17)	(0.11)	–	(0.28)	–	8.16	(15.58)[1]	1,938	3.13 [2]	3.13 [2]	1.44 [2]	1.17 [2]	65

Royce European Small-Cap Fund–Service Class
2015	$10.33	$0.11	$1.21	$1.32	$(0.12)	$–	$–	$(0.12)	$–	$11.53	12.84%	$19,821	2.08%	2.08%	1.61%	0.96%	96%

2014	12.42	0.11	(1.97)	(1.86)	(0.13)	(0.11)	–	(0.24)	0.01	10.33	(14.86)	20,035	2.11	2.11	1.69	0.76	65

2013	10.37	0.04	2.11	2.15	(0.11)	–	–	(0.11)	0.01	12.42	20.83	28,046	2.26	2.26	1.69	0.58	53

2012	8.50	0.14	1.88	2.02	(0.15)	–	–	(0.15)	–	10.37	23.83	15,854	2.13	2.13	1.69	1.29	22

2011	10.79	0.10	(2.31)	(2.21)	(0.10)	–	–	(0.10)	0.02	8.50	(20.32)	15,918	2.09	2.09	1.69	0.95	36

Royce Global Financial Services Fund–Service Class
2015	$9.28	$0.11	$(0.55)	$(0.44)	$(0.11)	$(0.74)	$–	$(0.85)	$–	$7.99	(4.71)%	$52,013	1.65%	1.65%	1.49%	1.19%	46%

2014	9.68	0.09	0.22	0.31	(0.06)	(0.65)	–	(0.71)	–	9.28	3.45	53,707	1.68	1.68	1.49	0.91	41

2013	6.83	0.04	2.82	2.86	(0.02)	–	–	(0.02)	0.01	9.68	42.00	47,593	1.89	1.89	1.49	0.59	23

2012	5.71	0.10	1.08	1.18	(0.06)	–	–	(0.06)	–	6.83	20.72	16,888	1.87	1.87	1.49	1.53	26

2011	6.50	0.05	(0.78)	(0.73)	(0.06)	–	–	(0.06)	–	5.71	(11.29)	14,096	1.84	1.84	1.49	0.73	23

Royce Global Value Fund–Investment Class
2015	$12.58	$0.11	$0.23	$0.34	$(0.09)	$–	$–	$(0.09)	$–	$12.83	2.67%	$30,853	1.56%	1.56%	1.37%	0.82%	89%

2014	13.60	0.22	(0.97)	(0.75)	(0.27)	–	–	(0.27)	–	12.58	(5.49)	45,698	1.50	1.50	1.50	1.20	54

2013	12.91	0.16	0.68	0.84	(0.16)	–	–	(0.16)	0.01	13.60	6.59	159,366	1.49	1.49	1.49	1.08	41

2012	11.74	0.14	1.19	1.33	(0.16)	–	–	(0.16)	–	12.91	11.37	178,319	1.47	1.47	1.44	1.16	36

2011	14.54	0.13	(2.82)	(2.69)	(0.12)	–	–	(0.12)	0.01	11.74	(18.48)	141,180	1.42	1.42	1.42	0.80	77

Royce Global Value Fund–Service Class
2015	$12.65	$0.09	$0.22	$0.31	$(0.05)	$–	$–	$(0.05)	$–	$12.91	2.46%	$20,866	1.94%	1.94%	1.62%	0.60%	89%

2014	13.68	0.19	(0.98)	(0.79)	(0.24)	–	–	(0.24)	–	12.65	(5.76)	29,625	1.80	1.80	1.69	1.03	54

2013	12.98	0.15	0.66	0.81	(0.11)	–	–	(0.11)	–	13.68	6.28	48,244	1.83	1.83	1.69	0.84	41

2012	11.77	0.12	0.18	1.30	(0.09)	–	–	(0.09)	–	12.98	11.03	98,274	1.80	1.80	1.69	0.88	36

2011	14.56	0.07	(2.80)	(2.73)	(0.07)	–	–	(0.07)	0.01	11.77	(18.69)	122,574	1.77	1.77	1.69	0.41	77

Royce Global Value Fund–Consultant Class [b]
2015	$12.52	$(0.02)	$0.23	$0.21	$–	$–	$–	$–	$–	$12.73	1.68%	$9,883	2.71%	2.71%	2.38%	(0.16)%	89%

2014	13.54	0.04	(0.91)	(0.87)	(0.15)	–	–	(0.15)	–	12.52	(6.41)	20,707	2.51	2.51	2.44	0.29	54

2013	12.88	0.01	0.70	0.71	(0.05)	–	–	(0.05)	–	13.54	5.50	25,663	2.53	2.53	2.44	0.11	41

2012	11.71	0.02	1.17	1.19	(0.02)	–	–	(0.02)	–	12.88	10.13	23,383	2.55	2.55	2.44	0.16	36

2011	15.66	(0.09)	(3.80)	(3.89)	(0.06)	–	–	(0.06)	–	11.71	(24.82)[1]	18,585	2.64 [2]	2.64 [2]	2.44 [2]	(0.77)[2]	77

Royce Global Value Fund–R Class [c]
2015	$9.30	$0.03	$0.16	$0.19	$–	$–	$–	$–	$–	$9.49	2.04%	$42	11.71%	11.71%	1.92%	0.36%	89%

2014	10.15	0.06	(0.67)	(0.61)	(0.24)	–	–	(0.24)	–	9.30	(6.01)	116	8.36	8.36	1.99	0.75	54

2013	9.69	0.05	0.53	0.58	(0.12)	–	–	(0.12)	–	10.15	5.98	100	9.50	9.50	1.99	0.48	41

2012	10.00	0.02	(0.21)	(0.19)	(0.12)	–	–	(0.12)	–	9.69	(1.90)[1]	80	19.19 [2]	19.19 [2]	1.99 [2]	0.70 [2]	36

34 | The Royce Funds 2015 Annual Report to Shareholders						THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

													Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Global Value Fund–K Class [c]
2015	$9.30	$0.05	$0.17	$0.22	$(0.06)	$–	$–	$(0.06)	$–	$9.46	2.37%	$23	69.96%	69.96%	1.67%	0.56%	89%
2014	10.15	0.10	(0.70)	(0.60)	(0.25)	–	–	(0.25)	–	9.30	(5.84)	23	76.41	76.41	1.74	0.88	54
2013	9.69	0.08	0.52	0.60	(0.14)	–	–	(0.14)	–	10.15	6.24	44	19.21	19.21	1.74	0.80	41
2012	10.00	0.09	(0.27)	(0.18)	(0.13)	–	–	(0.13)	–	9.69	(1.74)[1]	41	29.99 [2]	29.98 [2]	1.74 [2]	1.20 [2]	36
Royce International Micro-Cap Fund–Service Class [d]
2015	$9.66	$0.04	$(0.14)	$(0.10)	$(0.02)	$–	$–	$(0.02)	$–	$9.54	(0.99)%	$6,102	3.14%	3.14%	1.67%	0.44%	94%
2014	10.04	0.06	(0.30)	(0.24)	(0.14)	–	–	(0.14)	–	9.66	(2.37)	6,410	3.51	3.51	1.69	0.82	91
2013	8.61	0.11	1.51	1.62	(0.20)	–	–	(0.20)	0.01	10.04	18.95	5,209	3.86	3.86	1.69	1.22	103
2012	7.72	0.13	0.92	1.05	(0.16)	–	–	(0.16)	–	8.61	13.59	4,603	3.90	3.90	1.69	1.63	62
2011	10.00	0.10	(2.26)	(2.16)	(0.12)	–	(0.01)	(0.13)	0.01	7.72	(21.51)[1]	3,572	3.92 [2]	3.92 [2]	1.69 [2]	1.08 [2]	71
Royce International Premier Fund–Investment Class [a]
2015	$8.71	$0.16	$1.27	$1.43	$(0.32)	$–	$–	$(0.32)	$–	$9.82	16.42%	$3,623	2.80%	2.80%	1.38%	1.72%	67%
2014	10.00	0.03	(0.85)	(0.82)	(0.16)	(0.31)	–	(0.47)	–	8.71	(8.16)[1]	3,481	3.17 [2]	3.17 [2]	1.44 [2]	1.00 [2]	62
Royce International Premier Fund–Service Class [e]
2015	$10.28	$(0.00)	$1.66	$1.66	$(0.30)	$–	$–	$(0.30)	$–	$11.64	(16.22%)	$9,015	2.65%	2.65%	1.60%	1.10%	67%
2014	11.67	0.17	(1.13)	(0.96)	(0.12)	(0.31)	–	(0.43)	–	10.28	(8.22)	4,045	2.45	2.45	1.69	1.26	62
2013	10.01	0.10	1.73	1.83	(0.17)	–	–	(0.17)	–	11.67	18.31	9,470	2.82	2.82	1.69	1.09	51
2012	8.26	0.12	1.81	1.93	(0.18)	–	–	(0.18)	–	10.01	23.40	6,444	3.54	3.54	1.69	1.18	103
2011	10.00	0.05	(1.73)	(1.68)	(0.06)	(0.00)	(0.01)	(0.07)	0.01	8.26	(16.75)[1]	4,090	3.77 [2]	3.77 [2]	1.69 [2]	0.67 [2]	42
Royce International Small-Cap Fund–Investment Class [a]
2015	$7.91	$0.17	$(0.30)	$(0.13)	$(0.23)	$(0.00)	$–	$(0.23)	$–	$7.55	(1.64)%	$326	4.17%	4.17%	1.38%	1.06%	116%
2014	10.00	0.14	(0.91)	(0.77)	(0.26)	(1.07)	–	(1.33)	0.01	7.91	(7.31)[1]	1,119	5.53 [2]	5.53 [2]	1.44 [2]	1.45 [2]	78
Royce International Small-Cap Fund–Service Class
2015	$9.80	$0.17	$(0.34)	$(0.17)	$(0.20)	$(0.00)	$–	$(0.20)	$–	$9.43	(1.74)%	$17,392	2.10%	2.10%	1.63%	1.24%	116%
2014	11.99	0.21	(1.11)	(0.90)	(0.22)	(1.07)	–	(1.29)	–	9.80	(7.29)	29,610	1.99	1.99	1.69	1.20	78
2013	11.28	0.12	1.30	1.42	(0.15)	(0.56)	–	(0.71)	–	11.99	12.73	38,059	2.07	2.07	1.69	1.13	64
2012	9.58	0.14	1.70	1.84	(0.15)	–	–	(0.15)	0.01	11.28	19.39	26,371	2.13	2.13	1.69	1.29	44
2011	12.85	0.10	(2.51)	(2.41)	(0.08)	(0.78)	(0.01)	(0.87)	0.01	9.58	(18.75)	20,103	2.15	2.15	1.69	0.88	38
Royce International Small-Cap Fund–Institutional Class [f]
2015	$8.12	$0.12	$(0.25)	$(0.13)	$(0.23)	$(0.00)	$–	$(0.23)	$–	$7.76	(1.59)%	$2,053	2.35%	2.35%	1.37%	1.40%	116%
2014	10.00	0.17	(0.72)	(0.55)	(0.26)	(1.07)	–	(1.33)	–	8.12	(5.22)[1]	2,353	2.63 [2]	2.63 [2]	1.44 [2]	1.58 [2]	78

[1]	Not annualized
[2]	Annualized
[a]	The Class commenced operations on January 22, 2014.
[b]	The Class commenced operations on May 2, 2011.
[c]	The Class commenced operations on March 21, 2012.
[d]	The Fund commenced operations on January 3, 2011.
[e]	The Class commenced operations on January 3, 2011.
[f]	The Class commenced operations on January 27, 2014.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2015 Annual Report to Shareholders | 35

Notes to Financial Statements

Summary of Significant Accounting Policies:
Royce European Small-Cap Fund, Royce Global Financial Services Fund, Royce Global Value Fund, Royce International Micro-Cap Fund, Royce International Premier Fund and Royce International Small-Cap Fund (the “Fund” or “Funds”), are six series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Effective June 15, 2015, Royce European Smaller-Companies Fund became Royce European Small-Cap Fund, Royce Financial Services Fund became Royce Global Financial Services Fund and Royce International Smaller-Companies Fund became Royce International Small-Cap Fund.

Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

At December 31, 2015, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce International Micro-Cap Fund 50%
Royce International Premier Fund 32%
Royce International Small-Cap Fund 11%

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

36 | The Royce Funds 2015 Annual Report to Shareholders

VALUATION OF INVESTMENTS (continued):
The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2015. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Royce European Small-Cap Fund
Common Stocks	$–	$ 21,699,978	$ –	$ 21,699,978

Cash Equivalents	–	545,000	–	545,000

Royce Global Financial Services Fund
Common Stocks	38,820,997	12,143,498	–	50,964,495

Royce Global Value Fund
Common Stocks	11,270,658	48,645,056	–	59,915,714

Royce International Micro-Cap Fund
Common Stocks	1,309,050	4,577,230	–	5,886,280

Cash Equivalents	–	212,000	–	212,000

Royce International Premier Fund
Common Stocks	–	12,003,914	–	12,003,914

Cash Equivalents	–	827,000	–	827,000

Royce International Small-Cap Fund
Common Stocks	3,064,273	16,350,018	–	19,414,291

Cash Equivalents	–	663,000	–	663,000

Level 3 Reconciliation:
				REALIZED AND UNREALIZED
	BALANCE AS OF 12/31/14	PURCHASES	SALES	GAIN (LOSS)[1]	BALANCE AS OF 12/31/15

Royce International Micro-Cap Fund

Common Stocks	$529	$–	$0	$(529)	$–

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:
The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds at December 31, 2015 are overnight and continuous.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

SECURITIES LENDING:
The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce. No securities were on loan at December 31, 2015.

The Royce Funds 2015 Annual Report to Shareholders | 37

Notes to Financial Statements (continued)

DISTRIBUTIONS AND TAXES:
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:
The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statements of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Trust has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

LINE OF CREDIT:
The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 14, 2016. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate or One-Month LIBOR rate. The Funds did not utilize the line of credit during the year ended December 31, 2015.

Capital Share Transactions (in dollars):

			SHARES ISSUED FOR REINVESTMENT				NET INCREASE (DECREASE) FROM
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		CAPITAL SHARE TRANSACTIONS

	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14

Royce European Small-Cap Fund
Investment Class	$797,154	$2,976,525	$21,761	$23,074	$(563,172)	$(562,642)	$255,743	$2,436,957

Service Class	4,463,651	10,432,098	191,193	418,765	(6,873,292)	(13,868,606)	(2,218,448)	(3,017,743)

Royce Global Financial Services Fund
Service Class	27,686,991	27,931,624	4,744,775	3,487,173	(25,338,632)	(23,440,674)	7,093,134	7,978,123

Royce Global Value Fund
Investment Class	9,101,480	34,241,857	130,427	1,478,512	(24,808,616)	(139,808,432)	(15,576,709)	(104,088,063)

Service Class	1,371,193	4,434,044	69,561	463,969	(10,843,901)	(21,584,163)	(9,403,147)	(16,686,150)

Consultant Class	4,207,109	2,262,356	–	238,875	(15,634,471)	(5,755,653)	(11,427,362)	(3,254,422)

R Class	2,000	25,500	–	2,886	(79,399)	–	(77,399)	28,386

K Class	–	–	145	601	–	(20,000)	145	(19,399)

38 | The Royce Funds 2015 Annual Report to Shareholders

Capital Share Transactions (in dollars) (continued):

			SHARES ISSUED FOR REINVESTMENT				NET INCREASE (DECREASE) FROM
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		CAPITAL SHARE TRANSACTIONS

	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14

Royce International Micro-Cap Fund
Service Class	$667,982	$3,084,632	$14,448	$86,844	$(934,517)	$(1,601,522)	$(252,087)	$1,569,954

Royce International Premier Fund
Investment Class	2,890,985	5,574,827	56,544	188,340	(3,364,282)	(1,592,855)	(416,753)	4,170,312

Service Class	5,213,879	6,044,190	222,108	286,437	(918,247)	(10,908,914)	4,517,740	(4,578,287)

Royce International Small-Cap Fund
Investment Class	280,040	1,269,960	9,594	98,637	(1,093,921)	(103,300)	(804,287)	1,265,297

Service Class	11,751,517	24,538,927	329,669	3,268,187	(23,840,701)	(29,545,050)	(11,759,515)	(1,737,936)

Institutional Class	209,934	2,956,787	58,360	322,024	(523,957)	(500,000)	(255,663)	2,778,811

Capital Share Transactions (in shares):

			SHARES ISSUED FOR REINVESTMENT OF				NET INCREASE (DECREASE) IN SHARES
	SHARES SOLD		DISTRIBUTIONS		SHARES REDEEMED		OUTSTANDING

	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14

Royce European Small-Cap Fund
Investment Class	89,094	297,124	2,437	2,880	(63,208)	(62,436)	28,323	237,568

Service Class	390,784	826,782	16,846	43,605	(627,619)	(1,188,428)	(219,989)	(318,041)

Royce Global Financial Services Fund
Service Class	2,873,670	2,899,740	596,827	417,602	(2,746,430)	(2,448,965)	724,067	868,377

Royce Global Value Fund
Investment Class	700,393	2,430,818	10,238	133,403	(1,939,595)	(10,653,392)	(1,228,964)	(8,089,171)

Service Class	105,663	314,008	5,426	40,116	(836,310)	(1,540,282)	(725,221)	(1,186,158)

Consultant Class	328,275	168,211	–	19,342	(1,205,870)	(428,708)	(877,595)	(241,155)

R Class	203	2,359	–	315	(8,254)	–	(8,051)	2,674

K Class	–	–	16	66	–	(1,992)	16	(1,926)

Royce International Micro-Cap Fund
Service Class	67,395	290,430	1,540	9,432	(92,723)	(155,454)	(23,788)	144,408

Royce International Premier Fund
Investment Class	299,627	547,336	5,770	21,875	(336,327)	(169,405)	(30,930)	399,806

Service Class	442,359	517,826	19,314	28,675	(80,714)	(964,831)	380,959	(418,330)

Royce International Small-Cap Fund
Investment Class	34,188	138,719	1,290	12,760	(133,814)	(10,000)	(98,336)	141,479

Service Class	1,187,879	2,070,356	35,525	351,297	(2,400,486)	(2,572,623)	(1,177,082)	(150,970)

Institutional Class	26,702	297,157	7,639	40,557	(59,659)	(47,847)	(25,318)	289,867

Investment Adviser and Distributor:
INVESTMENT ADVISER:
Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2016, is shown below to the extent that it impacted net expenses for the year ended December 31, 2015. See the Prospectus for contractual waiver expiration dates.

	ANNUAL CONTRACTUAL ADVISORY FEE AS A	COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAP						YEAR ENDED DECEMBER 31, 2015

	PERCENTAGE OF AVERAGE	Investment	Service	Consultant	Institutional				Advisory fees
	NET ASSETS[1]	Class[4]	Class[4]	Class[4]	Class[4]	R Class[4]	K Class[4]	Net advisory fees	waived

Royce European Small-Cap Fund	1.10%[2]	1.29%[5]	1.54%[6]	N/A	N/A	N/A	N/A	$ 224,897	$ 31,606

Royce Global Financial Services Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	480,467	74,956

Royce Global Value Fund	1.10%[2]	1.29%[5]	1.54%[6]	2.29%[8]	N/A	1.84%[10]	1.59%[11]	834,423	8,809

Royce International Micro-Cap Fund	1.25%[3]	N/A	1.64%[7]	N/A	N/A	N/A	N/A	–	82,821

Royce International Premier Fund	1.10%[2]	1.29%[5]	1.54%[6]	N/A	N/A	N/A	N/A	50,291	51,617

Royce International Small-Cap Fund	1.10%[2]	1.29%[5]	1.54%[6]	N/A	1.29%[9]	N/A	N/A	262,622	58,098

[1]
From a base annual rate of 1.10% (1.00% for Royce Global Financial Services Fund and 1.25% for Royce International Micro-Cap Fund), the annual rates of investment advisory fees payable by each of the Funds are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion - .05% per annum; more than $4 billion to $6 billion - .10% per annum; over $6 billion - .15% per annum.

[2]
The base annual contractual advisory fee for Royce European Small-Cap Fund, Royce Global Value Fund, Royce International Premier Fund and Royce International Small-Cap Fund was reduced from 1.25% to 1.10% effective July 1, 2015. This fee has further been reduced to 1.00% effective January 1, 2016.

[3]	The base annual contractual advisory fee for Royce International Micro-Cap Fund was reduced from 1.30% to 1.25% effective July 1, 2015.
[4]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

The Royce Funds 2015 Annual Report to Shareholders | 39

Notes to Financial Statements (continued)

INVESTMENT ADVISER (continued):
[5]
The committed net annual operating expense ratio cap was reduced from 1.44% to 1.29% for the Investment Class of Royce European Small-Cap Fund, Royce Global Value Fund, Royce International Premier Fund and Royce International Small-Cap Fund effective July 1, 2015. This expense ratio cap has further been reduced to 1.19% effective January 1, 2016.

[6]
The committed net annual operating expense ratio cap was reduced from 1.69% to 1.54% for the Service Class of Royce European Small-Cap Fund, Royce Global Value Fund, Royce International Premier Fund and Royce International Small-Cap Fund effective July 1, 2015. This expense ratio cap has further been reduced to 1.44% effective January 1, 2016.

[7]	The committed net annual operating expense ratio cap was reduced from 1.69% to 1.64% for the Service Class of Royce International Micro-Cap Fund effective July 1, 2015.
[8]
The committed net annual operating expense ratio cap was reduced from 2.44% to 2.29% for the Consultant Class of Royce Global Value Fund effective July 1, 2015. This expense ratio cap has further been reduced to 2.19% effective January 1, 2016.

[9]
The committed net annual operating expense ratio cap was reduced from 1.44% to 1.29% for the Institutional Class of Royce International Small-Cap Fund effective July 1, 2015. This expense ratio cap has further been reduced to 1.19% effective January 1, 2016.

[10]
The committed net annual operating expense ratio cap was reduced from 1.99% to 1.84% for the R Class of Royce Global Value Fund effective July 1, 2015. This expense ratio cap has further been reduced to 1.74% effective January 1, 2016.

[11]
The committed net annual operating expense ratio cap was reduced from 1.74% to 1.59% for the K Class of Royce Global Value Fund effective July 1, 2015. This expense ratio cap has further been reduced to 1.49% effective January 1, 2016.

DISTRIBUTOR:
Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	YEAR ENDED DECEMBER 31, 2015

	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived

Royce European Small-Cap Fund – Service Class	0.25%	$44,718	$3,888

Royce Global Financial Services Fund – Service Class	0.25%	127,748	11,108

Royce Global Value Fund – Service Class	0.25%	53,918	7,353

Royce Global Value Fund – Consultant Class	1.00%	127,924	–

Royce Global Value Fund – R Class	0.50%	543	–

Royce Global Value Fund – K Class	0.25%	58	–

Royce International Micro-Cap Fund – Service Class	0.25%	11,038	5,194

Royce International Premier Fund – Service Class	0.25%	8,891	5,927

Royce International Small-Cap Fund – Service Class	0.25%	60,370	–

Purchases and Sales of Investment Securities:
For the year ended December 31, 2015, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

	PURCHASES	SALES

Royce European Small-Cap Fund	$20,255,372	$22,426,822

Royce Global Financial Services Fund	28,011,705	24,271,702

Royce Global Value Fund	57,833,089	88,933,446

Royce International Micro-Cap Fund	5,819,934	6,120,734

Royce International Premier Fund	8,843,054	5,652,233

Royce International Small-Cap Fund	29,812,484	42,494,996

Cross trades were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which R&A serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the year ended December 31, 2015, were as follows:

	PURCHASES	SALES	REALIZED GAIN (LOSS)

Royce European Small-Cap Fund	$676,718	$1,865,805	$(254,086)

Royce Global Financial Services Fund	501,877	–	856

Royce Global Value Fund	406,535	4,025,234	(439,457)

Royce International Micro-Cap Fund	–	–	–

Royce International Premier Fund	90,278	297,424	(30,731)

Royce International Small-Cap Fund	749,010	662,669	(133,856)

Class Specific Expenses:
Class specific expenses, for Funds with multiple classes, were as follows for the year ended December 31, 2015:

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce European Small-Cap Fund –
Investment Class	$–	$8,130	$933	$10,705	$–	$19,768	$19,768

Royce European Small-Cap Fund –
Service Class	44,718	32,271	13,030	17,184	(15)	107,188	57,771

	44,718	40,401	13,963	27,889	(15)		77,539

40 | The Royce Funds 2015 Annual Report to Shareholders

Class Specific Expenses (continued):

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce Global Value Fund – Investment Class	$–	$36,939	$3,261	$21,449	$(2)	$61,647	$61,647

Royce Global Value Fund – Service Class	53,918	41,149	20,624	13,276	(19)	128,948	68,219

Royce Global Value Fund – Consultant Class	127,924	19,370	7,983	12,732	(11)	167,998	40,244

Royce Global Value Fund – R Class	543	6,233	22	4,404	–	11,202	10,606

Royce Global Value Fund – K Class	58	6,035	–	9,957	–	16,050	15,982

	182,443	109,726	31,890	61,818	(32)		196,698

Royce International Premier Fund –
Investment Class	–	8,744	850	13,454	–	23,048	23,048

Royce International Premier Fund –
Service Class	8,891	9,939	1,193	15,885	(2)	35,906	21,153

	8,891	18,683	2,043	29,339	(2)		44,201

Royce International Small-Cap Fund –
Investment Class	–	6,606	153	10,195	–	16,954	16,954

Royce International Small-Cap Fund –
Service Class	60,370	38,415	8,811	17,449	(12)	125,033	61,904

Royce International Small-Cap Fund –
Institutional Class	–	6,046	(17)	10,539	–	16,568	16,568

	60,370	51,067	8,947	38,183	(12)		95,426

Tax Information:
At December 31, 2015, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

			GROSS UNREALIZED

		NET UNREALIZED
	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation	Depreciation

Royce European Small-Cap Fund	$ 21,196,485	$1,048,493	$ 2,020,400	$ 971,907

Royce Global Financial Services Fund	50,800,628	163,867	7,665,355	7,501,488

Royce Global Value Fund	60,010,270	(94,556)	3,222,150	3,316,706

Royce International Micro-Cap Fund	6,590,737	(492,457)	452,695	945,152

Royce International Premier Fund	12,122,879	708,035	1,088,199	380,164

Royce International Small-Cap Fund	21,003,022	(925,731)	1,041,407	1,967,138

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.

Distributions during the years ended December 31, 2015 and 2014, were characterized as follows for tax purposes:

	ORDINARY INCOME		LONG-TERM CAPITAL GAINS

	2015	2014	2015	2014

Royce European Small-Cap Fund	$259,019	$289,517	$–	$247,837

Royce Global Financial Services Fund	1,051,606	859,068	4,165,862	3,059,397

Royce Global Value Fund	301,449	2,831,668	–	–

Royce International Micro-Cap Fund	15,066	91,072	–	–

Royce International Premier Fund	320,331	330,888	–	154,938	[1]

Royce International Small-Cap Fund	437,046	2,170,556	86	1,733,853

[1] Includes $2,144 in return of capital.

The tax basis components of distributable earnings at December 31, 2015, were as follows:

		UNDISTRIBUTED
		LONG-TERM			QUALIFIED
		CAPITAL GAINS OR			LATE YEAR
	UNDISTRIBUTED	(CAPITAL LOSSES	CAPITAL LOSS	NET UNREALIZED	ORDINARY AND	TOTAL	CAPITAL LOSS
	ORDINARY	NOT SUBJECT TO	CARRYFORWARD	APPRECIATION	POST-OCTOBER LOSS	DISTRIBUTABLE	CARRYFORWARD
	INCOME	EXPIRATION)	TO 12/31/17[1]	(DEPRECIATION)[2]	DEFERRALS[3]	EARNINGS	UTILIZED

Royce European Small-Cap Fund	$3,837	$(2,451,717)	$–	$1,043,766	$(189,244)	$(1,593,358)	$–

Royce Global Financial Services Fund	8,989	241	–	35,403	(49,759)	(5,126)	–

Royce Global Value Fund	314,657	(65,261,490)	(7,981,106)	(149,604)	(994,991)	(74,072,534)	–

Royce International Micro-Cap Fund	3,746	(500,994)	–	(492,590)	(3,166)	(993,004)	47,079

Royce International Premier Fund	42,997	(332,414)	–	695,869	–	406,452	–

Royce International Small-Cap Fund	17,451	(3,640,660)	–	(929,659)	(29,148)	(4,582,016)	–

[1] On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short term losses. As a transition rule, the

The Royce Funds 2015 Annual Report to Shareholders | 41

Notes to Financial Statements (continued)

Tax Information (continued):

Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

[2]
Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.

[3]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2015, the Funds recorded the following permanent reclassifications, which relate primarily to current distribution reclassifications, Real Estate Investment Trusts, publicly traded partnerships, foreign currency transactions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	UNDISTRIBUTED NET	ACCUMULATED NET	PAID–IN
	INVESTMENT INCOME (LOSS)	REALIZED GAIN (LOSS)	CAPITAL

Royce European Small-Cap Fund	$72,133	$(72,133)	$–

Royce Global Financial Services Fund	(392,945)	394,022	(1,077)

Royce Global Value Fund	(42,104)	42,104	–

Royce International Micro-Cap Fund	4,880	(4,880)	–

Royce International Premier Fund	47,404	(47,404)	–

Royce International Small-Cap Fund	62,333	(62,333)	–

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2012 – 2015) and has concluded that as of December 31, 2015, no provision for income tax is required in the Funds’ financial statements.

Subsequent Events:
Shareholders of Royce European Small-Cap Fund and Royce Global Value Fund (each, a “Target Fund”) approved a reorganization plan that will combine those funds with Royce International Premier Fund. Effective as of the close of business on January 25, 2016, each Target Fund was closed to all purchases and all exchanges into that Fund. It is currently expected that the reorganizations will be completed in February of 2016. As part of the reorganizations, all of the assets and liabilities of each Target Fund will be exchanged for shares of Royce International Premier Fund, with Target Fund shareholders becoming shareholders of Royce International Premier Fund. The Royce International Premier Fund shares to be received by Target Fund shareholders in the reorganizations will be of the same class and equal in value to the Target Fund shares held by such shareholders immediately prior to the reorganizations. No sales charges or redemption fees will be imposed in connection with the reorganizations.

42 | The Royce Funds 2015 Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and the Shareholders of Royce European Small-Cap Fund, Royce Global Financial Services Fund, Royce Global Value Fund, Royce International Micro-Cap Fund, Royce International Premier Fund and Royce International Small-Cap Fund.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce European Small-Cap Fund, Royce Global Financial Services Fund, Royce Global Value Fund, Royce International Micro-Cap Fund, Royce International Premier Fund and Royce International Small-Cap Fund (constituting The Royce Fund, hereafter referred to as the “Funds”) at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 24, 2016

The Royce Funds 2015 Annual Report to Shareholders | 43

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire six-month period ended December 31, 2015. Service, Consultant, R and K Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2015, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR RETURN BEFORE EXPENSES)

	Beginning Account	Ending Account Value	Expenses Paid During	Beginning Account	Ending Account Value	Expenses Paid During	Annualized Expense
	Value 7/1/15	12/31/15	the Period[1]	Value 7/1/15	12/31/15	the Period[1]	Ratio[2]

Investment Class
Royce European Small-Cap Fund	$1,000.00	$1,012.43	$6.54	$1,000.00	$1,018.70	$6.56	1.29%

Royce Global Value Fund	1,000.00	953.18	6.35	1,000.00	1,018.70	6.56	1.29%

Royce International Premier Fund	1,000.00	1,023.25	6.58	1,000.00	1,018.70	6.56	1.29%

Royce International Small-Cap Fund	1,000.00	940.82	6.11	1,000.00	1,018.90	6.36	1.25%

Service Class
Royce European Small-Cap Fund	1,000.00	1,011.88	7.81	1,000.00	1,017.44	7.83	1.54%

Royce Global Financial Services Fund	1,000.00	888.76	7.09	1,000.00	1,017.69	7.58	1.49%

Royce Global Value Fund	1,000.00	951.59	7.58	1,000.00	1,017.44	7.83	1.54%

Royce International Micro-Cap Fund	1,000.00	921.39	7.94	1,000.00	1,016.94	8.34	1.64%

Royce International Premier Fund	1,000.00	1,022.05	7.85	1,000.00	1,017.44	7.83	1.54%

Royce International Small-Cap Fund	1,000.00	940.37	7.53	1,000.00	1,017.44	7.83	1.54%

Consultant Class
Royce Global Value Fund	1,000.00	948.58	11.25	1,000.00	1,013.66	11.62	2.29%

Institutional Class
Royce International Small-Cap Fund	1,000.00	941.20	6.31	1,000.00	1,018.70	6.56	1.29%

R Class
Royce Global Value Fund	1,000.00	949.95	9.04	1,000.00	1,015.93	9.35	1.84%

K Class
Royce Global Value Fund	1,000.00	951.05	7.82	1,000.00	1,017.19	8.08	1.59%

[1]
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period).

[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

44 | The Royce Funds 2015 Annual Report to Shareholders

Federal Tax Information

In January 2016, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2015.

2015 Supplemental Tax Information:

				LONG-TERM CAPITAL
		% U.S.	% INCOME	GAIN DISTRIBUTION OR
FUND	% QDI	GOVT INCOME	QUALIFYING FOR DRD	MAXIMUM ALLOWABLE (OOO’S)

Royce European Small-Cap Fund	100.00%	N/A	0.00%	$–

Royce Global Financial Services Fund	95.43%	N/A	67.52%	4,166

Royce Global Value Fund	100.00%	N/A	37.71%	–

Royce International Micro-Cap Fund	100.00%	N/A	0.00%	–

Royce International Premier Fund	67.89%	N/A	0.00%	–

Royce International Small-Cap Fund	98.13%	N/A	0.00%	1

DEFINITIONS:
% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

Foreign Tax Credit:
For the year ended December 31, 2015, the following funds had elected to pass through the credit for tax paid in foreign countries. The net foreign source income and foreign tax per share outstanding on the dividend distribution date are as follows:

	NET FOREIGN	NET FOREIGN SOURCE
FUND	SOURCE INCOME	INCOME PER SHARE	FOREIGN TAX	FOREIGN TAX PER SHARE

Royce European Small-Cap Fund	$334,827	$0.1663	$58,468	$0.0290

Royce Global Value Fund	554,633	0.1105	119,886	0.0239

Royce International Micro-Cap Fund	57,297	0.0897	14,038	0.0220

Royce International Premier Fund	156,558	0.1504	21,746	0.0209

Royce International Small-Cap Fund	453,685	0.2082	59,493	0.0273

The Royce Funds 2015 Annual Report to Shareholders | 45

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1
Age: 76 | Number of Funds Overseen: 25 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Chief Executive Officer and a Member of the Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Christopher D. Clark, Trustee1, President
Age: 50 | Number of Funds Overseen: 25 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director and, since June 2015, a Member of the Board of Managers of Royce having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee
Age: 67 | Number of Funds Overseen: 25 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 77 | Number of Funds Overseen: 25 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television, and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 76 | Number of Funds Overseen: 25 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 73 | Number of Funds Overseen: 46 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 76 | Number of Funds Overseen: 25 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 70 | Number of Funds Overseen: 46 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Trustee
Age: 57 | Number of Funds Overseen: 25 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 48 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 53 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 49 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Principal, Chief Financial Officer, and Chief Administrative Officer of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 48 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel and, since June 2015, a Member of the Board of Managers of Royce; Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 56 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1]	Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

46 | The Royce Funds 2015 Annual Report to Shareholders

Board Approval of Investment Advisory Agreements

At meetings held on October 7-8, 2015, the Board of Trustees (the “Board”) of The Royce Fund (“TRF”), including all of the non-interested trustees, approved amended and restated investment advisory agreements (collectively, the “Amended and Restated Agreements”) between Royce & Associates, LLC (“R&A”) and TRF relating to Royce Global Value Fund, Royce European Small-Cap Fund (formerly Royce European Smaller-Companies Fund), Royce International Small-Cap Fund (formerly Royce International Smaller-Companies Fund), and Royce International Premier Fund (collectively, the “Funds”). The Amended and Restated Agreements are identical in all respects to the investment advisory agreements (collectively, the “Original Agreements”) between R&A and TRF relating to the Funds that were approved by the Board at meetings held on June 3-4, 2015 except that the Amended and Restated Agreements contain lower investment advisory fee rates than the Original Agreements. A description of the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval of the Original Agreements is included in TRF’s Semiannual Report to the Shareholders of the Funds for the six-month period ended June 30, 2015.

The Royce Funds 2015 Annual Report to Shareholders | 47

Results of Shareholders Meeting

Royce European Small-Cap Fund

At a Special Meeting of Shareholders held on January 21, 2016, Royce European Small-Cap Fund’s (“European Small-Cap”) shareholders approved the following:

PROPOSAL	FOR	AGAINST	ABSTAIN

to approve a Plan of Reorganization of The Royce Fund, on behalf of European Small-Cap and Royce International Premier Fund (“International Premier”), whereby all of the assets of European Small-Cap would be transferred to International Premier in exchange for International Premier’s assumption of all of the liabilities of European Small-Cap and International Premier’s issuance to European Small-Cap shares of beneficial interest of International Premier.	740,245	269,866	12,699

Royce Global Value Fund

At a Special Meeting of Shareholders held on January 21, 2016, Royce Global Value Fund’s (“Global Value”) shareholders approved the following:

PROPOSAL	FOR	AGAINST	ABSTAIN

to approve a Plan of Reorganization of The Royce Fund, on behalf of Global Value and Royce International Premier Fund (“International Premier”), whereby all of the assets of Global Value would be transferred to International Premier in exchange for International Premier’s assumption of all of the liabilities of Global Value and International Premier’s issuance to Global Value shares of beneficial interest of International Premier.	1,685,542	678,529	74,395

48 | The Royce Funds 2015 Annual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2015, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2015 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an index of domestic small- to mid-cap stocks. It includes approximately 2,500 of the smallest securities in the Russell 3000 Index. The returns for the Russell 2500—Financial Services Sector represent those of the financial services companies within the Russell 2500 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global Small Cap Index is an index of global small-cap stocks. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Europe Small Cap Index is an index of European small-cap stocks. The S&P 500 is an index of U.S. large-cap stocks, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%.

Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Investments in foreign securities, which generally may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

The Royce Funds 2015 Annual Report to Shareholders | 49

About The Royce Funds	Contact Us

Wealth of Experience
With approximately $19 billion in total assets under management, Royce & Associates is committed to the same investment principles that have served us well for more than 40 years. Chuck Royce, our Chief Executive Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes 24 portfolio managers and analysts and seven traders.
GENERAL INFORMATION General Royce Funds information including: • How to open an account • An overview of our firm and Funds • Ordering literature including Prospectuses (800) 221-4268

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available micro-cap, small-cap, and/or mid-cap portfolios. We have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.
ACCOUNT INFORMATION Speak with a representative about: • Your account, transactions, and forms (800) 841-1180

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.
FINANCIAL ADVISORS, CONSULTANTS,
AND INSTITUTIONS
Speak with your regional Royce contact regarding:
• Scheduling a meeting or call
• Information about our firm, strategies, and funds
• Resources for financial professionals, such as
  portfolio attribution reports
(800) 337-6923

Co-Ownership of Funds
It is important that our employees and shareholders share a common financial goal. Our officers, employees, and their families currently have approximately $111 million invested in The Royce Funds and are often among the largest individual shareholders.
AUTOMATED ACCOUNT INFORMATION 24-hour Automated Telephone Service (800) 878-6923

Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)
Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Trustees as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2015 - $427,723
Year ended December 31, 2014 - $580,234

(b)	Audit-Related Fees:
Year ended December 31, 2015 - $0
Year ended December 31, 2014 - $0

(c)	Tax Fees:
Year ended December 31, 2015 - $249,023 – Preparation of tax returns and excise tax review
Year ended December 31, 2014 - $256,143 – Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2015 - $0
Year ended December 31, 2014 - $0

(e)(1)      Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2015 - $249,023
Year ended December 31, 2014 - $256,143

(h)	No such services were rendered during 2015 or 2014.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.
(a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.
(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY: /s/ Christopher D. Clark
        Christopher D. Clark
        President

Date: March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND	THE ROYCE FUND

BY: /s/ Christopher D. Clark	BY: /s/ Peter K. Hoglund
Christopher D. Clark	Peter K. Hoglund
President	Treasurer

Date: March 4, 2016	Date: March 4, 2016